UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRockU.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock Funds V

•	BlackRock Credit Strategies Income Fund
•	BlackRock GNMA Portfolio
•	BlackRock U.S. Government Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2019	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its Customized Reference Benchmark. The Customized Reference Benchmark is comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%), and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). The Fund is not managed with reference to the current performance benchmark and its exposures may deviate meaningfully.

What factors influenced performance?

During the 12-month period, detractors from Fund performance were limited, as rates declined and risk assets performed well. Strategies against volatility in risk and interest rate markets detracted from Fund returns.

The Fund’s interest rate exposure was the largest contributor to performance for the 12-month period as Treasury yields declined. Emerging market exposure was additive, along with U.S. high yield corporate, investment grade corporate and floating rate loan interest (bank loan) positions, as these sectors continued to perform well. Finally, holdings in capital securities, European high yield and investment grade corporate issues, collateralized loan obligations and commercial mortgage backed securities added to Fund returns.

The Fund held an elevated cash position throughout the period. The cash position is representative of the Fund’s patient approach, as the investment adviser awaits favorable entry points into credit markets. The Fund’s cash position did not have a material impact on Fund performance during the period.

Lastly, as part of its investment strategy, the Fund employs derivatives, mainly forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars, and interest rate futures to adjust duration positioning (sensitivity to interest rate changes) tactically as needed. Positive impacts included the use of forward foreign currency transactions used to manage non-U.S. positions back to U.S. dollars. Conversely, the Fund’s use of interest rate derivatives to manage exposure to interest rates had a negative effect. The Fund’s overall use of derivatives had a positive impact on Fund performance.

Describe recent portfolio activity.

Over the 12 months, the Fund navigated a period of heightened geopolitical risk, volatility and declining interest rates. The Fund added to its exposure within U.S. high yield and bank loans as both sectors continue to be supported by strong fundamentals and investor demand for income. Throughout the period, exposure to capital securities was decreased in favor of better relative value opportunities. The Fund also reduced exposure to European credit, as the region continues to face structural and geopolitical headwinds.

Describe portfolio positioning at period end.

The Fund ended the period with a lower duration (and corresponding sensitivity to interest rate changes) than its historic range. The Fund continued to hold meaningful allocations in high yield corporate bonds and bank loans. Overall, the Fund was positioned with an up-in-quality bias, focusing on companies with diverse and less cyclical cash flows given geopolitical uncertainty, fair valuations and potential late cycle volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Credit Strategies Income Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	52%
Floating Rate Loan Interests	25
Asset-Backed Securities	9
Investment Companies	7
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	2
U.S. Treasury Obligations	2
U.S. Government Sponsored Agency Securities	—	(b)
Preferred Securities	—	(b)
Foreign Government Obligations	—	(b)
Common Stocks	—	(b)
Warrants	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa(c)	3%
AA/Aa	—	(d)
A	8
BBB/Baa	17
BB/Ba	24
B	31
CCC/Caa	3
CC/Ca	—	(d)
D	—	(d)
NR	14

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and options written.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2019 (continued)	BlackRock Credit Strategies Income Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Credit Strategies Income Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns between July 2, 2012 and July 1, 2016 are the returns of the Predecessor Fund when it followed a different investment objectives and different investment strategies under the name BlackRock Secured Credit Portfolio. The Predecessor Fund’s returns prior to July 2, 2012 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

(c)

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

(d)

Bloomberg Barclays Global High Yield 100% Hedged USD Index is a “hedged” version of the Bloomberg Barclays Global High Yield Index which is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

(e)

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate- eligible component, which consists of bonds that are not ERISA eligible.

(f)

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

(g)

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield 100% Hedged USD Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%).

(h)	Commencement of operations.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Credit Strategies Income Fund

Performance Summary for the Period Ended September 30, 2019

				Average Annual Total Returns (a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year		5 Years		Since Inception(c)
				w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.13%	4.01%	4.75%	7.22%	N/A	4.64%	N/A	5.34%	N/A
Investor A	3.78	3.68	4.62	6.96	4.28%	4.38	3.85%	5.07	4.79%
Investor C	3.13	2.99	4.12	6.16	5.16	3.60	3.60	4.29	4.29
Class K	4.18	4.06	4.77	7.27	N/A	4.67	N/A	5.35	N/A
S&P/LSTA Leveraged Loan Index	—	—	2.69	3.10	N/A	3.98	N/A	4.79	N/A
Bloomberg Barclays Global High Yield 100% Hedged USD Index	—	—	3.08	6.61	N/A	5.55	N/A	7.68	N/A
Bloomberg Barclays U.S. CMBS
Investment Grade Index	—	—	5.23	10.51	N/A	3.67	N/A	5.13	N/A
JPMorgan CEMBI Broad Diversified Index	—	—	5.22	10.59	N/A	5.21	N/A	6.10	N/A
Customized Reference Benchmark	—	—	4.07	7.71	N/A	4.63	N/A	5.95	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed-income securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Credit Strategies Income Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns between July 2, 2012 and July 1, 2016 are the returns of the Predecessor Fund when it followed different investment objectives and different investment strategies under the name BlackRock Secured Credit Portfolio. The Predecessor Fund’s returns prior to July 2, 2012 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name BlackRock Multi-Sector Bond Portfolio.

(c)	The Fund commenced operations on February 26, 2010.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)			Annualized Expense Ratio
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)
Institutional	$ 1,000.00	$1,047.50	$3.18	$ 1,000.00	$1,021.96	$3.14	0.62%
Investor A	1,000.00	1,046.20	4.46	1,000.00	1,020.71	4.41	0.87
Investor C	1,000.00	1,041.20	8.29	1,000.00	1,016.95	8.19	1.62
Class K	1,000.00	1,047.70	2.93	1,000.00	1,022.21	2.89	0.57

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2019	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund’s Institutional and Class K Shares outperformed the benchmark, the Bloomberg Barclays GNMA MBS Index, while the Fund’s Service, Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

The largest positive contributors to the Fund’s performance included an out-of-benchmark allocation to agency collateralized mortgage obligations (“CMOs”) with prepayment protected and seasoned collateral. The use of mortgage derivatives, such as interest-only and inverse interest-only bonds also aided Fund returns.

An allocation to Treasury inflation-protected securities detracted modestly from Fund performance as inflation expectations declined during the period.

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to agency mortgage backed securities (“MBS”) to an overweight, concentrated in deeply seasoned, higher coupon 30-year GNMA pools. The Fund trimmed its allocation to agency CMOs with seasoned collateral. The allocations to agency commercial mortgage backed securities (“CMBS”) and GNMA interest-only debt were reduced over the period, in favor of conventional agency MBS.

During the period, the Fund held a small percentage of assets in derivatives including futures contracts as a means to manage risk against allocations to securitized assets. The Fund’s use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight position to agency MBS, on the view that current valuations are attractive relative to Treasuries and other high-quality fixed income sectors, and that fundamental headwinds including increased prepayments are lessening. The Fund continued to hold a small allocation to agency CMBS. Relative to the Bloomberg Barclays GNMA MBS Index, the Fund ended the period underweight overall portfolio duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	99%
U.S. Treasury Obligations	1
Non-Agency Mortgage-Backed Securities	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa(c)	100%
AA/Aa	—	(d)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock GNMA Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA”) securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock GNMA Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2019

				Average Annual Total Returns (a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year		5 Years		10 Years
				w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.64%	2.48%	3.83%	7.55%	N/A	2.39%	N/A	3.29%	N/A
Service	2.39	2.17	3.70	7.18	N/A	2.07	N/A	2.95	N/A
Investor A	2.30	2.10	3.69	7.27	2.98%	2.10	1.27%	2.95	2.54%
Investor C	1.64	1.46	3.31	6.49	5.49	1.33	1.33	2.19	2.19
Class K	2.69	2.58	3.86	7.62	N/A	2.45	N/A	3.32	N/A
Bloomberg Barclays GNMA MBS Index	—	—	3.13	7.34	N/A	2.54	N/A	3.19	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in Government National Mortgage Association (“GNMA”) securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock GNMA Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2019 (continued)	BlackRock GNMA Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Ending Account Value (09/30/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,038.30	$4.19	$2.15	$1,000.00	$1,020.96	$4.15	$1,022.96	$2.13
Service	1,000.00	1,037.00	5.41	3.37	1,000.00	1,019.75	5.37	1,021.76	3.35
Investor A	1,000.00	1,036.90	5.46	3.42	1,000.00	1,019.70	5.42	1,021.71	3.40
Investor C	1,000.00	1,033.10	9.07	7.03	1,000.00	1,016.14	9.00	1,018.15	6.98
Class K	1,000.00	1,038.60	4.09	2.04	1,000.00	1,021.06	4.05	1,023.06	2.03

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.82% for Institutional, 1.06% for Service, 1.07% for Investor A, 1.78% for Investor C and 0.80% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.66% for Service, 0.67% for Investor A, 1.38% for Investor C and 0.40% for Class K), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The most significant detractors from Fund performance relative to the benchmark included the Fund’s allocations to Treasury inflation-protected securities and other inflation strategies, as inflation expectations declined over the period. Security selection within 30-year agency mortgage backed securities (“MBS”) and U.S. Treasuries detracted as well.

Positive contributions to the Fund’s performance relative to the benchmark were led by an out-of-benchmark allocation to commercial mortgage-backed securities (“CMBS”). Positioning with respect to global interest rates and currencies also added to relative performance. Finally, an allocation to collateralized mortgage obligations (“CMOs”) was additive to Fund returns.

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to agency MBS to an overweight, primarily in 30-year conventional pass through, and it also added to agency CMOs. The Fund maintained its overall allocation to CMBS, shifting out of agency CMBS collateral in favor of single-asset single borrower issues.

Describe portfolio positioning at period end.

The Fund ended the period with an overweight to agency MBS, on the view that current valuations are attractive relative to Treasuries and other high-quality fixed income sectors, and that fundamental headwinds including increased prepayments are lessening. The Fund maintained allocations to agency CMBS and agency CMOs. Outside of the United States, the Fund maintained modest allocations to local currency emerging market sovereign debt in Asia, Latin America, and Central Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	43
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	1
Foreign Government Obligations	1
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa(c)	98%
AA/Aa	1
A	—	(d)
BBB/Baa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2019 (continued)	BlackRock U.S. Government Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2019

				Average Annual Total Returns (a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	1 Year		5 Years		10 Years
				w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	1.98%	1.77%	4.35%	8.86%	N/A	2.55%	N/A	2.98%	N/A
Service	1.73	1.48	4.32	8.60	N/A	2.32	N/A	2.75	N/A
Investor A	1.67	1.46	4.32	8.57	4.23%	2.27	1.44%	2.67	2.25%
Investor C	1.00	0.72	3.83	7.78	6.78	1.50	1.50	1.87	1.87
Investor C1	1.19	0.73	4.04	7.99	N/A	1.69	N/A	2.09	N/A
Class K	2.03	1.90	4.38	8.81	N/A	2.57	N/A	2.99	N/A
Class R	1.48	1.08	4.19	8.30	N/A	2.01	N/A	2.42	N/A
Bloomberg Barclays U.S. Government/ Mortgage Index	—	—	4.60	9.34	N/A	2.86	N/A	3.07	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/Mortgage Index. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock U.S. Government Bond Portfolio

Expense Example

	Actual					Hypothetical (a)

			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense

	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Ending Account Value (09/30/19)	Expenses Paid During the Period (c)

Institutional	$1,000.00	$1,043.50	$4.41	$2.36	$1,000.00	$1,020.76	$4.36	$1,022.76	$2.33
Service	1,000.00	1,043.20	6.10	4.05	1,000.00	1,019.10	6.02	1,021.11	4.00
Investor A	1,000.00	1,043.20	5.63	3.59	1,000.00	1,019.55	5.57	1,021.56	3.55
Investor C	1,000.00	1,038.30	9.40	7.36	1,000.00	1,015.84	9.30	1,017.85	7.28
Investor C1	1,000.00	1,040.40	8.29	6.24	1,000.00	1,016.95	8.19	1,018.95	6.17
Class K	1,000.00	1,043.80	4.35	2.31	1,000.00	1,020.81	4.31	1,022.81	2.28
Class R	1,000.00	1,041.90	6.76	4.71	1,000.00	1,018.45	6.68	1,020.46	4.66

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.86% for Institutional, 1.19% for Service, 1.10% for Investor A, 1.84% for Investor C, 1.62% for Investor C1, 0.85% for Class K and 1.32% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.46% for Institutional, 0.79% for Service, 0.70% for Investor A, 1.44% for Investor C, 1.22% for Investor C1,0.45% for Class K and 0.92% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016 and U.S. Government Bond Portfolio’s Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in GNMA Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for Credit Strategies Income Fund (which is subject to an initial sales charge of 2.50%), and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares performance shown prior to the U.S. Government Bond Portfolio’s Investor C1 Shares inception date of July 18, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C1 Shares fees. Investor C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the U.S. Government Bond Portfolio adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the U.S. Government Bond Portfolio’s Class R Shares inception date of July 18, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D I S C L O S U R E O F E X P E N S E S / T H E B E N E F I T S A N D R I S K S A N D L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 7.8%
AIMCO CLO, Series 2017-AA, Class C, (LIBOR USD 3 Month + 2.45%), 4.73%, 07/20/29(a)(b)	USD	1,000	$994,630
AIMCO CLO 10 Ltd., Series 2019-10A, Class D, (LIBOR USD 3 Month + 3.55%), 5.85%, 07/22/32(a)(b)		750	730,025
Ajax Mortgage Loan Trust: Series 2018-E, Class A, 4.38%, 06/25/58(b)(c)		2,904	2,935,138
Series 2018-F, Class A, 4.38%, 11/25/58(b)(c)(d)		3,137	3,160,590
Series 2018-G, Class A, 4.38%, 06/25/57(b)(c)(d)		3,139	3,158,301
Series 2019-E, Class A, 3.00%, 10/30/59		3,000	2,990,029
Series 2019-E, Class B, 4.88%, 10/30/59		280	278,277
Series 2019-E, Class C, 0.00%, 10/30/59(e)		720	326,507
Allegro CLO ll-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/21/28(a)(b)		1,000	991,454
ALM VIII Ltd., Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.25%, 10/15/28(a)(b)		1,000	993,232
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/27		1,200	1,183,990
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/27		1,000	987,227
AMMC CLO 19 Ltd., Series 2016-19A, Class D, (LIBOR USD 3 Month + 3.75%), 6.05%, 10/15/28(a)(b)		500	496,403
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.11%, 01/28/31		1,000	963,931
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.86%, 01/28/31		1,000	937,233
Anchorage Capital CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.50%, 10/13/30(a)(b)		1,000	971,908
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	140	150,401
Apidos CLO XX(a)(b):
Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.27%, 07/16/31	USD	1,000	973,306
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.27%, 07/16/31		1,500	1,453,523
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	183	194,649
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		200	218,950
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 5.73%, 01/22/28(a)(b)	USD	1,000	993,587
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 5.75%, 10/15/29(a)(b)		1,000	981,682
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (LIBOR USD 3 Month + 3.00%), 5.28%, 07/22/30(a)(b)		1,000	947,191
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.01%, 07/28/29(a)(b)		2,000	1,985,372
Ares XXXVIl CLO Ltd.(a)(b):
Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 4.10%, 10/15/30		250	242,222

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2015-4A, Class CR, (LIBOR USD 3 Month + 2.65%), 4.95%, 10/15/30	USD	1,000	$951,478
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.13%, 04/20/30(a)(b)		1,000	992,657
Atlas Senior Loan Fund X Ltd., Series 2018- 10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.05%, 01/15/31(a)(b)		1,000	912,466
Atrium IX, Series 9A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.74%, 05/28/30(a)(b)		1,000	983,005
Atrium XV, Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 01/23/31(a)(b)		500	482,194
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)	EUR	260	253,208
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30(a)(b)	USD	1,250	1,218,270
Cadogan Square CLO VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 01/15/30(a)	EUR	141	154,221
Cairn CLO IV BV, Series 2014-4X, Class ERR, (EURIBOR 3 Month + 5.88%), 5.88%, 04/30/31(a)		100	108,677
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class C, (LIBOR USD 3 Month + 4.00%), 6.28%, 10/20/29(a)(b)	USD	1,000	992,700
CBAM Ltd., Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.80%, 10/17/29(a)(b)		1,000	955,506
Cedar Funding II CLO Ltd., Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.70%, 06/09/30(a)(b)		1,000	998,871
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.91%, 07/23/30(a)(b)		1,000	995,670
Cedar Funding X CLO Ltd., Series 2019-10A, Class D, (LIBOR USD 3 Month + 3.85%), 4.83%, 10/20/32(a)(b)		1,000	992,629
ClFC Funding Ltd.(a)(b):
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.80%), 5.06%, 04/27/31		1,000	943,116
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.78%, 04/23/29		1,000	993,515
Series 2017-5A, Class B, (LIBOR USD 3 Month + 1.85%), 4.15%, 11/16/30		1,500	1,454,483
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30(a)	EUR	113	118,463
Dryden 32 Euro CLO BV, Series 2014-32X, Class ER, (EURIBOR 3 Month + 5.29%), 5.29%, 08/15/31(a)		140	144,933
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 07/15/30(a)(b)	USD	2,000	1,987,400
Galaxy XVIll CLO Ltd., Series 2018-28A, Class C, (LIBOR USD 3 Month + 1.95%), 4.25%, 07/15/31(a)(b)		500	482,555
GoldenTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.35%), 5.63%, 04/20/29(a)(b)		2,000	1,987,341
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class D, (LIBOR USD 3 Month + 3.85%), 6.04%, 10/20/32(a)(b)		1,000	995,211

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.28%, 01/27/31(a)(b)	USD	1,000	$935,281
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	330	347,548
Madison Park Funding XV Ltd., Series 2014- 15A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.71%, 01/27/26(a)(b)	USD	1,000	997,127
Mariner CLO LLC, Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.50%), 4.78%, 04/20/29(a)(b)		2,000	1,992,818
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/30(a)(b)		1,000	985,739
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.20%, 10/17/27(a)(b)		500	486,902
OCP CLO Ltd.(a)(b):
Series 2013-4A, Class CR, (LIBOR USD 3 Month + 3.96%), 6.24%, 04/24/29		1,000	990,931
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.10%, 04/17/27		500	493,400
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	148	159,149
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		100	101,337
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		150	161,263
Octagon Investment Partners 28 Ltd., Series 2016-1A, Class C1R, (LIBOR USD 3 Month + 2.25%), 4.53%, 10/24/30(a)(b)	USD	1,000	988,343
Octagon Loan Funding Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.90%), 5.02%, 11/18/31(a)(b)		500	472,878
OHA Credit Funding 4 Ltd., Series 2019-4A, Class D, (LIBOR USD 3 Month + 3.75%), 0.00%, 10/22/32(a)(b)		1,000	1,000,000
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.23%, 01/20/32(a)(b)		500	468,923
Option One Mortgage Loan Trust, Series 2007- FXD1, Class 2A1, 5.87%, 01/25/37(f)		1,268	1,261,109
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/22/30(a)(b)		1,000	973,504
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.40%, 04/17/31		1,000	967,066
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.43%, 04/17/31		1,000	942,119
OZLME BV, Series 1X, Class ER, (EURIBOR 3 Month + 5.90%), 5.90%, 01/18/30(a)(d)	EUR	158	172,212
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		100	106,028
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/31	USD	2,000	1,958,035
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.65%), 0.00%, 11/14/32		1,000	1,000,000
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.75%), 0.00%, 11/14/32		1,000	1,000,000

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd., Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.79%, 08/20/27(a)(b)	USD	1,500	$1,498,466
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.85%), 6.41%, 05/15/32(a)(b)		1,500	1,471,675
Progress Residential Trust, Series 2019-SFR4, Class E, 3.44%, 11/17/36(b)		3,000	2,999,900
Regata XII Funding Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.75%), 0.00%, 10/15/32(a)(b)		1,000	1,000,000
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 4.91%, 12/20/28(a)(b)		1,000	948,467
Rockford Tower CLO Ltd.(a)(b):
Series 2017-3A, Class A,(LIBORUSD3 Month + 1.19%), 3.47%, 10/20/30		1,500	1,497,111
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/20/31		500	494,566
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.38%, 10/20/31		500	476,890
RRCLO 1X, 5.95%,04/15/32(c)	EUR	300	323,149
Texas Competitive Electric Holdings Co. LLC, Escrow, 5.10%, 10/10/17(d)(g)(h)	USD	815	—
TICP CLO IX Ltd., Series 2017-9A, Class D, (LIBOR USD 3 Month + 2.90%), 5.18%, 01/20/31(a)(b)		1,000	947,006
TICP CLO VII Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 2.60%), 4.90%, 07/15/29(a)(b)		1,000	1,003,797
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/20/31		600	587,553
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.33%, 10/20/31		550	524,329
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	65	89,479
Vericrest Opportunity Loan Trust, Series 2019-NPL2, Class A1, 3.97%, 02/25/49(b)(f)	USD	3,015	3,025,053
Voya CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.33%), 5.63%, 04/17/30(a)(b)		1,000	969,979
York CLO 1 Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.29%, 10/22/29(a)(b)		1,000	987,808

Total Asset-Backed Securities — 7.8% (Cost: $89,314,061)			88,145,267

	Shares

Common Stocks — 0.1%

Chemicals — 0.1%
Element Solutions, Inc.(h)		48,614	494,891

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(d)(h)		1,227	6,675

Containers & Packaging — 0.0%
Crown Holdings, Inc.(h)		2,003	132,318

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		243,988	133,461

Electric Utilities — 0.0%
TexGen Power LLC(d)(h)		1,424	61,232

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.0%
Gaming and Leisure Properties, Inc.	2,808	$107,378

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(h)	3,880	27

Hotels, Restaurants & Leisure — 0.0%
Stars Group, Inc. (The)(h)	5,409	80,960

Machinery — 0.0%(h)
AFGlobal Corp.(d)	897	—
Ameriforge Group, Inc.	283	15,565

		15,565

Marine — 0.0%
Projector SA(d)(h)	1,227	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(h)	76,920	193,838
iHeartMedia, Inc., Class A(h)	797	11,955
SES SA, FDR	4,105	74,824

		280,617

Metals & Mining — 0.0%
Constellium SE, Class A(h)	22,768	289,381

Software — 0.0%
Avaya Holdings Corp.(h)	11	113

Total Common Stocks — 0.1% (Cost: $1,698,155)		1,602,618

	Par (000)

Corporate Bonds — 47.8%

Aerospace & Defense — 1.3%
Arconic, Inc., 5.13%, 10/01/24	723	769,995
BBA US Holdings, Inc., 5.38%, 05/01/26(b)	388	407,400
Bombardier, Inc.(b):
8.75%, 12/01/21	351	379,080
5.75%, 03/15/22	46	46,748
6.00%, 10/15/22	19	18,976
6.13%, 01/15/23	202	205,737
7.50%, 12/01/24	171	171,000
7.50%, 03/15/25	1,379	1,377,276
7.88%, 04/15/27	1,225	1,219,916
BWX Technologies, Inc., 5.38%, 07/15/26(b)	467	490,934
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b)	400	416,000
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	689	735,507
L3Harris Technologies, Inc., 4.40%, 06/15/28(b)	1,000	1,123,442
TransDigm UK Holdings plc, 6.88%, 05/15/26	452	485,900
TransDigm, Inc.:
6.00%, 07/15/22	127	128,905
6.50%, 05/15/25	121	125,538
6.25%, 03/15/26(b)	5,087	5,462,166
Triumph Group, Inc., 6.25%, 09/15/24(b)	275	286,055
United Technologies Corp.:
3.35%, 08/16/21	290	297,489
4.63%, 11/16/48	120	149,822

		14,297,886

Air Freight & Logistics — 0.0%
FedEx Corp., 4.05%, 02/15/48	155	152,013
XPO Logistics, Inc., 6.75%, 08/15/24(b)	161	174,685

		326,698

Security		Par (000)	Value

Airlines — 0.0%
ANA Holdings, Inc.(e)(i):
0.00%, 09/16/22	JPY	10,000	$91,334
0.00%, 09/19/24		10,000	91,889
US Airways Pass-Through Trust, Series 2013- 1, Class B, 5.38%, 11/15/21	USD	101	104,933

			288,156

Auto Components — 0.6%
Allison Transmission, Inc.(b):
5.00%, 10/01/24		9	9,197
5.88%, 06/01/29		283	307,055
GKN Holdings Ltd., 4.63%, 05/12/32(f)	GBP	200	249,594
Icahn Enterprises LP:
6.25%, 02/01/22	USD	279	286,254
6.75%, 02/01/24		490	509,600
4.75%, 09/15/24(b)		65	64,935
6.38%, 12/15/25		219	230,281
6.25%, 05/15/26(b)		695	728,882
Panther BF Aggregator 2 LP:
4.38%, 05/15/26	EUR	234	259,830
6.25%, 05/15/26(b)	USD	1,219	1,282,997
8.50%, 05/15/27(b)		1,339	1,355,738
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(j)		200	199,500
ZF North America Capital, Inc., 4.00%, 04/29/20(b)		750	754,883

			6,238,746

Automobiles — 0.2%
Daimler Finance North America LLC, 3.35%, 05/04/21(b)		750	762,356
General Motors Co., 5.00%, 10/01/28		500	531,177
Tesla, Inc., 5.30%, 08/15/25(b)		292	262,435
Volkswagen Group of America Finance LLC, 2.70%, 09/26/22(b)		305	306,464

			1,862,432

Banks — 3.6%
Allied Irish Banks plc, (EUR Swap Annual 5 Year + 7.34%), 7.38%(a)(j)	EUR	200	231,309
Banco Bilbao Vizcaya Argentaria SA, 1.00%, 06/21/26		600	677,764
Banco de Credito del Peru, (LIBOR USD 3 Month + 7.71%), 6.87%, 09/16/26(a)	USD	630	674,691
Banco de Sabadell SA, (EUR Swap Annual 5 Year + 6.41%), 6.50%(a)(j)	EUR	200	217,567
Banco General SA, 4.13%, 08/07/27	USD	500	522,893
Banco Inbursa SA Institucion de Banca Multiple, 4.13%, 06/06/24		653	669,223
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.38%, 04/11/27		170	172,178
Banco Mercantil del Norte SA(a)(b)(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 6.75%		340	338,525
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%		340	344,590
Banco Santander SA(a)(j):
(EUR Swap Annual 5 Year + 6.80%), 6.75%	EUR	200	236,765
(EUR Swap Annual 5 Year + 4.10%), 4.75%		200	211,178
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(a)	USD	1,100	1,115,070

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bank of America Corp.:
Series L, 4.18%,11/25/27	USD	2,000	$2,159,032
(LIBOR USD 3 Month + 1.18%), 3.19%, 07/23/30(a)		850	876,623
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(a)(j)		1,220	1,246,230
Bank of Ireland Group plc, 1.38%, 08/29/23	EUR	150	167,821
Bankia SA(a)(j):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		200	225,062
(EUR Swap Annual 5 Year + 6.22%), 6.37%		200	230,429
Barclays plc:
4.38%, 09/11/24	USD	200	206,789
(EUR Swap Annual 1 Year + 0.78%), 1.37%, 01/24/26(a)	EUR	375	418,216
(LIBOR USD 3 Month + 3.05%), 5.09%, 06/20/30(a)	USD	300	312,808
BB&T Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%(a)(j)		1,960	1,959,980
BBVA Bancomer SA, 4.38%, 04/10/24		650	682,500
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(a)(j)		400	398,300
Burgan Senior SPC Ltd., 3.13%, 09/14/21		500	501,250
CaixaBank SA(a)(j):
(EUR Swap Annual 5 Year + 6.50%), 6.75%	EUR	200	239,189
(EUR Swap Annual 5 Year + 4.50%), 5.25%		400	422,901
CBQ Finance Ltd., 3.25%, 06/13/21	USD	300	301,781
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.25%, 02/27/29(a)		495	518,203
CIT Group, Inc.:
5.00%, 08/01/23		642	683,730
6.13%, 03/09/28		130	152,100
Citigroup, Inc.:
(LIBOR USD 3 Month + 1.02%), 4.04%, 06/01/24(a)		500	528,315
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)		610	632,027
4.30%, 11/20/26		500	538,619
Commerzbank AG:
8.13%, 09/19/23		200	233,218
4.00%, 03/23/26	EUR	150	183,752
Commonwealth Bank of Australia, 3.74%, 09/12/39(b)	USD	560	557,879
Credit Agricole SA(a)(j):
(EUR Swap Annual 5 Year + 5.12%), 6.50%	EUR	200	235,412
(USD Swap Semi 5 Year + 6.19%), 8.12%	USD	200	235,250
Discover Bank:
3.20%, 08/09/21		1,000	1,015,105
2.45%, 09/12/24		620	618,544
(USD Swap Semi 5 Year + 1.73%), 4.68%, 08/09/28(a)		465	486,155
Hongkong & Shanghai Banking Corp. Ltd (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.50%(a)(j)		350	258,998
HSBC Holdings plc(a):
(LIBOR USD 3 Month + 0.65%), 2.78%, 09/11/21		1,000	1,001,366
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24		285	298,267
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30		510	544,523
ICICI Bank Ltd., 4.00%, 03/18/26		600	627,937

Security		Par (000)	Value

Banks (continued)
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)	EUR	200	$206,219
ING Groep NV, (USD Swap Semi 5 Year + 4.20%), 6.75%(a)(j)	USD	325	341,170
Intercorp Financial Services, Inc., 4.13%, 10/19/27		500	515,313
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		351	352,755
Intesa Sanpaolo SpA, (EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(j)	EUR	200	256,399
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.89%), 3.15%, 07/23/24(a)	USD	1,000	1,003,574
3.63%, 12/01/27		300	315,840
(SOFR + 1.51%), 2.74%, 10/15/30(a)		1,500	1,489,464
Series W, (LIBOR USD 3 Month + 1.00%), 3.16%, 05/15/47(a)		1,000	790,000
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(a)		830	823,873
Kookmin Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(a)(j)		500	511,875
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.37%		200	161,400
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(b)(j)		585	629,606
Royal Bank of Scotland Group plc(a):
(USD Swap Semi 5 Year + 7.60%), 8.62%(j)		995	1,065,496
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25		630	658,987
Samba Funding Ltd., 2.75%, 10/02/24		1,000	993,500
Santander UK plc, 5.00%, 11/07/23(b)		1,000	1,061,860
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(j)		1,000	1,074,688
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 1.78%, 01/25/23(a)(i)		100	94,857
Societe Generale SA(a)(j):
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)		200	210,420
(USD Swap Rate 5 Year + 5.87%), 8.00%		200	225,250
UniCredit SpA(a)(j):
(EUR Swap Annual 5 Year + 6.10%), 6.75%	EUR	200	226,710
(EUR Swap Annual 5 Year + 9.30%), 9.25%		200	251,233
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%		200	242,487
Wells Fargo & Co., 5.38%, 11/02/43	USD	500	627,270
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.65%), 2.08%, 09/09/22(a)		2,000	1,995,394

			41,235,704

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 4.60%, 04/15/48		750	865,006
Coca-Cola European Partners plc, (EURIBOR 3 Month + 0.18%), 0.00%, 11/16/21(a)	EUR	100	109,396
Coca-Cola Icecek A/S, 4.22%, 09/19/24	USD	250	247,874

			1,222,276

Biotechnology — 0.1%
AbbVie, Inc.:
3.38%, 11/14/21		680	696,953
4.88%, 11/14/48		500	551,618

			1,248,571

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 0.2%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)	USD	206	$208,830
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		62	66,805
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		3	3,000
JELD-WEN, lnc.(b):
4.63%, 12/15/25		151	151,571
4.88%, 12/15/27		6	5,940
LIXIL Group Corp.(e)(i):
0.00%, 03/04/20	JPY	50,000	456,779
0.00%, 03/04/22		30,000	269,605
Masonite International Corp.(b):
5.75%, 09/15/26	USD	25	26,375
5.38%, 02/01/28		76	79,230
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(b)		43	46,333
Standard Industries, Inc.(b):
5.38%, 11/15/24		205	211,150
6.00%, 10/15/25		497	521,085

			2,046,703

Capital Markets — 1.4%
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(b)		240	251,175
CCTI Ltd., 3.63%, 08/08/22		710	702,456
Cerah Capital Ltd.,0.00%, 08/08/24(e)(i)		1,300	1,230,125
Cindai Capital Ltd., 0.00%, 02/08/23(e)(i)		900	870,882
Coastal Emerald Ltd.:
5.95%, 01/13/20		800	806,000
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(a)(j)		595	594,108
Credit Suisse Group AG(a):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)(j)		200	213,750
(USD Swap Semi 5 Year + 3.46%), 6.25%(j)		200	211,500
(SOFR + 1.56%), 2.59%, 09/11/25(b)		1,500	1,485,152
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(b)(j)		350	362,250
Deutsche Bank AG, 3.15%, 01/22/21		500	499,653
Goldman Sachs Bank USA, (SOFR + 0.60%), 2.71%, 05/24/21(a)		1,870	1,873,059
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29		500	525,938
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		200	201,500
Joy Treasure Assets Holdings, Inc.:
4.50%, 03/20/29		200	215,000
3.50%, 09/24/29		815	808,707
Morgan Stanley, (SOFR + 1.15%), 2.72%, 07/22/25(a)		1,040	1,050,419
MSCI, Inc.(b):
5.25%, 11/15/24		70	72,275
4.75%, 08/01/26		24	25,140
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(e)(i)		1,490	1,475,477
SBI Holdings, Inc., 0.00%, 09/13/23(e)(i)	JPY	110,000	1,060,578
SURA Asset Management SA, 4.88%, 04/17/24	USD	400	429,750
UBS AG, (EURIBOR 3 Month + 0.50%), 0.12%, 04/23/21(a)	EUR	300	328,833
Xi Yang Overseas Ltd.,4.30%,06/05/24	USD	355	361,759

			15,655,486

Chemicals — 1.1%
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(k)		210	208,425
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		1,542	1,549,710
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		300	309,750

Security		Par (000)	Value

Chemicals (continued)
Blue Cube Spinco LLC:
9.75%, 10/15/23	USD	141	$153,690
10.00%, 10/15/25		649	726,450
Braskem Netherlands Finance BV, 3.50%, 01/10/23		500	500,750
Chemours Co. (The):
6.63%, 05/15/23		293	289,337
5.38%, 05/15/27		145	125,067
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		730	737,300
Dow Chemical Co. (The), 5.55%, 11/30/48(b)		125	151,629
Element Solutions, Inc., 5.88%, 12/01/25(b)		1,456	1,521,371
Equate Petrochemical BV, 4.25%, 11/03/26		400	430,375
Fufeng Group Ltd., 5.88%, 08/28/21		200	207,776
Gates Global LLC, 6.00%, 07/15/22(b)		423	421,414
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		127	129,540
Mitsubishi Chemical Holdings Corp.(e)(i):
0.00%, 03/30/22	JPY	40,000	370,721
0.00%, 03/29/24		40,000	372,621
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	106,327
Monitchem HoldCo 3 SA:
(EURIBOR 3 Month + 5.25%), 4.86%, 03/15/25(a)		224	245,418
5.25%, 03/15/25		296	323,432
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	21	21,595
Pearl Holding III Ltd., 9.50%, 12/11/22		1,000	725,000
PQ Corp.(b):
6.75%, 11/15/22		450	465,750
5.75%, 12/15/25		470	484,100
Rock International Investment, Inc., 6.63%, 03/27/20		1,000	744,450
TPC Group, Inc., 10.50%, 08/01/24(b)		208	216,840
UPLCorp.Ltd.,4.50%, 03/08/28		200	207,345
W.R. Grace & Co.(b):
5.13%, 10/01/21		250	259,713
5.63%, 10/01/24		200	215,500

			12,221,396

Commercial Services & Supplies — 0.8%
ACCO Brands Corp., 5.25%, 12/15/24(b)		64	66,240
ADT Security Corp. (The):
3.50%, 07/15/22		36	36,135
4.13%, 06/15/23		180	182,700
4.88%, 07/15/32(b)		591	517,125
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		54	56,362
APX Group, Inc.:
8.75%, 12/01/20		146	143,445
7.88%, 12/01/22		123	122,268
8.50%, 11/01/24(b)		76	76,760
Aramark Services, Inc.:
5.00%, 04/01/25(b)		229	236,442
4.75%, 06/01/26		158	162,345
5.00%, 02/01/28(b)		815	847,600
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		1,745	1,800,077
Clean Harbors, Inc.(b):
4.88%, 07/15/27		249	259,894
5.13%, 07/15/29		270	286,200
GFL Environmental, lnc.(b):
7.00%, 06/01/26		219	230,498
8.50%, 05/01/27		663	735,101
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		110	90,200
IAA, Inc., 5.50%, 06/15/27(b)		262	276,410

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Intrum AB, 3.50%, 07/15/26	EUR	151	$167,216
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	528	546,480
Matthews International Corp., 5.25%, 12/01/25(b)		161	152,547
Mobile Mini, Inc., 5.88%, 07/01/24		559	575,770
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		21	20,737
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		469	481,452
5.75%, 04/15/26		374	389,446
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		414	432,113
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	117,701
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	222	228,873

			9,238,137

Communications Equipment — 0.2%
CommScope, Inc.(b):
5.50%, 03/01/24		648	666,630
6.00%, 03/01/26		216	223,517
Nokia OYJ:
3.38%, 06/12/22		43	43,645
4.38%, 06/12/27		63	65,835
6.63%, 05/15/39		448	526,400
ViaSat, Inc., 5.63%, 04/15/27(b)		475	498,750

			2,024,777

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		222	209,790
China Railway Construction Corp. Ltd., 1.50%, 12/21/21(i)	CNY	4,000	558,839
China Shandong International Economic & Technical Finance 1 Ltd., 4.00%, 12/21/20	USD	600	591,000
China Singyes Solar Technologies Holdings Ltd.(g)(h):
6.75%, 10/17/18		500	417,500
0.00%, 02/15/19(l)		400	327,000
Delhi International Airport Ltd., 6.45%, 06/04/29		525	555,844
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(a)(j)	EUR	200	212,600
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(j)	USD	200	203,187
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		148	152,070
6.25%, 03/15/26		70	71,575
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22		460	459,983

			3,759,388

Construction Materials — 0.1%
Inversiones CMPC SA, 4.75%, 09/15/24		600	639,750
Taiwan Cement Corp., 0.00%, 12/10/23(e)(i)		800	931,454

			1,571,204

Consumer Finance — 1.1%
AerCap Ireland Capital DAC, 4.50%, 05/15/21		200	206,475
Ally Financial, Inc.:
4.13%, 02/13/22		7	7,157
8.00%, 11/01/31		2,556	3,533,670
CDBL Funding 1,3.00%, 04/24/23		800	802,000
Credit Acceptance Corp., 6.63%, 03/15/26(b)		64	68,480
Ford Motor Credit Co. LLC:
5.88%, 08/02/21		1,000	1,047,450
4.39%, 01/08/26		500	497,577

Security		Par (000)	Value

Consumer Finance (continued)
General Motors Financial Co., Inc.:
3.55%, 04/09/21	USD	140	$142,039
(EURIBOR 3 Month + 0.68%), 0.28%, 05/10/21(a)	EUR	100	109,276
3.20%, 07/06/21	USD	1,000	1,010,256
4.20%, 11/06/21		475	490,036
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(k)		351	354,510
Hanhui International Ltd., 4.37%, 08/22/22		570	573,562
LeasePlan Corp. NV(a):
(EURIBOR 3 Month + 0.50%), 0.13%, 01/25/21	EUR	200	218,377
(EURIBOR Swap Rate 5 Year + 7.56%), 7.38%(j)		200	233,415
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(k)		373	336,675
Navient Corp.:
5.00%, 10/26/20	USD	29	29,362
6.63%, 07/26/21		188	197,400
6.50%, 06/15/22		12	12,780
5.50%, 01/25/23		400	413,000
7.25%, 09/25/23		139	151,093
6.13%, 03/25/24		97	100,607
5.88%, 10/25/24		51	51,383
6.75%, 06/25/25		40	41,250
6.75%, 06/15/26		149	152,725
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	384,313
Springleaf Finance Corp.:
6.13%, 05/15/22		22	23,485
6.88%, 03/15/25		209	230,292
7.13%, 03/15/26		494	548,007
6.63%, 01/15/28		208	223,662
Synchrony Financial, 2.85%, 07/25/22		245	247,062
Volkswagen Bank GmbH, (EURIBOR 3 Month + 0.42%), 0.00%, 06/15/21(a)	EUR	100	109,010
Volkswagen International Finance NV, Series NC6, (EUR Swap Annual 6 Year + 2.97%), 3.38%(a)(j)		200	228,540
Volkswagen Leasing GmbH, 1.13%, 04/04/24		200	223,410

			12,998,336

Containers & Packaging — 0.7%
Ardagh Packaging Finance plc(b):
4.63%, 05/15/23	USD	862	882,472
4.13%, 08/15/26		200	201,250
Berry Global, Inc., 4.88%, 07/15/26(b)		351	362,811
Crown Americas LLC:
4.75%, 02/01/26		570	596,362
4.25%, 09/30/26		35	36,225
Crown European Holdings SA, 2.25%, 02/01/23(b)	EUR	100	114,761
Graphic Packaging International LLC, 4.75%, 07/15/27(b)	USD	159	166,950
Greif, Inc., 6.50%, 03/01/27(b)		41	43,481
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		257	267,923
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		277	288,773
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	149	167,883
5.50%, 04/15/24(b)	USD	1,444	1,483,638
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 5.80%, 07/15/21(a)		205	205,256
5.13%, 07/15/23		433	443,284
7.00%, 07/15/24		591	612,424

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp., 6.88%, 07/15/33(b)	USD	139	$162,630
Trivium Packaging Finance BV(b)(f):
5.50%, 08/15/26		787	827,294
8.50%, 08/15/27		1,058	1,143,963

			8,007,380

Distributors — 0.2%(b)
American Builders & Contractors Supply Co., Inc.:
5.75%, 12/15/23		349	359,470
5.88%, 05/15/26		677	709,157
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(k)		365	367,738
Core & Main LP, 6.13%,08/15/25		1,095	1,092,262
Performance Food Group, Inc., 5.50%, 10/15/27		214	225,235

			2,753,862

Diversified Consumer Services — 0.4%
BidFair MergeRight, Inc., 7.38%, 10/15/27(b)		300	305,646
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		1,035	1,059,362
China Education Group Holdings Ltd., 2.00%, 03/28/24(i)	HKD	9,000	1,218,629
frontdoor, Inc., 6.75%, 08/15/26(b)	USD	696	762,134
Graham Holdings Co., 5.75%, 06/01/26(b)		308	331,100
Laureate Education, Inc., 8.25%, 05/01/25(b)		42	45,675
Service Corp. International, 5.13%, 06/01/29		304	324,900
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		714	740,775

			4,788,221

Diversified Financial Services — 1.0%
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		1,041	1,099,556
9.75%, 07/15/27		78	81,286
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	100	122,238
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)	EUR	100	108,995
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	300	382,177
China Huadian Overseas Development Management Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.78%), 4.00%(a)(j)	USD	685	694,847
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)		500	500,156
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		54	56,396
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	330	341,872
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)		110	105,507
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	USD	1,500	1,496,381
Grupo de Inversiones Suramericana SA, 5.70%, 05/18/21		371	387,927
HBOS Capital Funding LP, 6.85%(j)		416	422,240
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(k)	EUR	553	626,699
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26		696	816,297
6.25%, 05/15/26(b)	USD	1,348	1,445,717
6.88%, 11/15/26	EUR	194	236,084
8.25%, 11/15/26(b)	USD	946	1,044,148

Security		Par (000)	Value

Diversified Financial Services (continued)
Verscend Escrow Corp., 9.75%, 08/15/26(b)	USD	1,174	$1,250,157

			11,218,680

Diversified Telecommunication Services — 2.3%
Altice France SA:
6.25%, 05/15/24(b)		123	126,936
7.38%, 05/01/26(b)		1,454	1,558,993
5.88%, 02/01/27	EUR	250	301,395
8.13%, 02/01/27(b)	USD	1,246	1,375,273
5.50%, 01/15/28(b)		774	783,752
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	100	131,094
AT&T, Inc.:
3.60%, 07/15/25	USD	350	368,436
4.50%, 03/09/48		1,000	1,075,631
CCO Holdings LLC(b):
4.00%, 03/01/23		211	214,429
5.75%, 02/15/26		152	160,664
5.13%, 05/01/27		1,226	1,279,637
5.00%, 02/01/28		82	84,768
5.38%, 06/01/29		1,562	1,663,530
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		1,251	1,369,845
Series Y, 7.50%, 04/01/24		62	69,338
5.63%, 04/01/25		846	877,725
Series P, 7.60%, 09/15/39		82	79,950
Series U, 7.65%, 03/15/42		82	79,745
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		345	319,125
8.00%, 10/15/25		28	24,500
DKT Finance ApS:
7.00%, 06/17/23	EUR	333	388,298
9.38%, 06/17/23(b)	USD	200	214,900
Embarq Corp., 8.00%, 06/01/36		196	193,795
Frontier Communications Corp.(b):
8.50%, 04/01/26		121	120,988
8.00%, 04/01/27		1,401	1,479,456
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		923	861,067
8.50%, 10/15/24(b)		412	414,962
9.75%, 07/15/25(b)		822	858,579
Level 3 Financing, Inc.:
5.63%, 02/01/23		11	11,137
5.13%, 05/01/23		42	42,435
5.38%, 05/01/25		6	6,215
5.25%, 03/15/26		521	541,762
4.63%, 09/15/27(b)		174	175,575
Level 3 Parent LLC, 5.75%, 12/01/22		22	22,088
Ooredoo International Finance Ltd., 3.75%, 06/22/26		600	630,750
Orange SA:
0.00%, 09/04/26	EUR	500	537,198
0.50%, 09/04/32		300	318,242
Qualitytech LP, 4.75%, 11/15/25(b)	USD	499	513,970
Qwest Corp., 6.75%, 12/01/21		7	7,565
Sable International Finance Ltd., 5.75%, 09/07/27(b)		200	206,690
Sprint Capital Corp.:
6.88%, 11/15/28		320	348,864
8.75%, 03/15/32		355	437,875
TDC A/S, 6.88%, 02/23/23(f)	GBP	200	280,047
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	31	34,100
6.00%, 09/30/34		290	308,850
7.20%, 07/18/36		11	12,815
7.72%, 06/04/38		35	42,350

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	100	$161,462
Telecom Italia SpA:
1.13%, 03/26/22(i)		100	109,487
5.30%, 05/30/24(b)	USD	701	755,994
3.00%, 09/30/25	EUR	100	116,249
2.38%, 10/12/27		300	334,034
Telesat Canada(b):
8.88%, 11/15/24	USD	74	79,291
6.50%, 10/15/27		117	118,901
Verizon Communications, Inc.:
1.38%, 10/27/26	EUR	150	175,073
3.88%, 02/08/29	USD	325	356,644
4.50%, 08/10/33		500	580,570
2.88%, 01/15/38	EUR	150	202,443
5.50%, 03/16/47	USD	225	296,959
5.01%, 04/15/49		290	364,624
Virgin Media Finance plc, 5.75%, 01/15/25(b)		862	887,860
Virgin Media Secured Finance plc:
5.50%, 08/15/26(b)		200	209,810
6.25%, 03/28/29	GBP	360	470,303

			26,175,043

Electric Utilities — 0.6%
ContourGlobal Power Holdings SA: 4.13%, 08/01/25	EUR	227	262,236
Duke Energy Corp., 3.95%, 08/15/47	USD	750	802,709
Edison International, 5.75%, 06/15/27		25	28,069
Enel Finance International NV, 4.25%, 09/14/23(b)		595	631,900
Exelon Corp., 4.45%, 04/15/46		500	565,354
Huachen Energy Co. Ltd., 6.63%, 05/18/20(h)		700	404,906
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		469	543,159
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		575	581,469
Naturgy Finance BV:
(EUR Swap Annual 9 Year + 3.08%), 3.38%(a)(j)	EUR	100	116,611
1.88%, 10/05/29		100	124,546
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24	USD	455	468,650
4.25%, 09/15/24		60	61,875
4.50%, 09/15/27		284	290,390
Oncor Electric Delivery Co. LLC, 3.10%, 09/15/49(b)		165	165,339
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(e)(i)	JPY	50,000	456,537
Virginia Electric & Power Co., Series B, 3.80%, 09/15/47	USD	500	541,312
Vistra Operations Co. LLC(b):
5.63%, 02/15/27		156	164,276
4.30%, 07/15/29		711	729,491

			6,938,829

Electrical Equipment — 0.2%
Bizlink Holding, Inc., 0.00%, 02/01/23(e)(i)		500	527,229
Sensata Technologies BV(b):
5.63%, 11/01/24		175	190,312
5.00%, 10/01/25		756	807,975
Vertiv Group Corp., 9.25%, 10/15/24(b)		221	212,989

			1,738,505

Electronic Equipment, Instruments & Components — 0.5%
Anixter, Inc., 6.00%, 12/01/25		274	302,770
Belden, Inc., 4.13%, 10/15/26	EUR	310	359,536
CDW LLC:
5.50%, 12/01/24	USD	1,325	1,458,825

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
5.00%, 09/01/25	USD	150	$155,813
4.25%, 04/01/28		90	91,809
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22(e)(i)		200	192,032
Ingenico Group SA, 1.63%, 09/13/24	EUR	200	217,915
Itron, Inc., 5.00%, 01/15/26(b)	USD	7	7,212
LG Display Co. Ltd., 1.50%, 08/22/24(j)		2,000	2,024,660
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		156	155,805
Tsinghua Unic Ltd., 4.75%, 01/31/21		1,200	1,158,972

			6,125,349

Energy Equipment & Services — 0.5%
Anton Oilfield Services Group, 9.75%, 12/05/20		1,300	1,335,344
Apergy Corp., 6.38%, 05/01/26		138	136,965
Archrock Partners LP, 6.88%, 04/01/27(b)		261	276,976
Hilong Holding Ltd., 8.25%, 09/26/22		695	701,950
Nabors Industries, Inc.:
4.63%, 09/15/21		103	97,335
5.50%, 01/15/23		12	9,870
Noble Holding International Ltd.:
7.75%, 01/15/24		8	5,200
7.88%, 02/01/26(b)		346	249,120
Pacific Drilling SA, 8.38%, 10/01/23(b)		498	418,320
Rowan Cos., Inc., 4.88%, 06/01/22		210	157,500
Tervita Corp., 7.63%, 12/01/21(b)		441	448,166
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		23	23,487
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		138	143,520
Transocean, Inc.:
6.50%, 11/15/20		10	10,200
8.51%, 12/15/21(f)		5	5,125
9.00%, 07/15/23(b)		810	832,275
7.25%, 11/01/25(b)		144	126,900
7.50%, 01/15/26(b)		29	25,810
USA Compression Partners LP:
6.88%, 04/01/26		669	694,087
6.88%, 09/01/27(b)		181	186,883
Valaris plc, 4.70%, 03/15/21		12	10,440

			5,895,473

Entertainment — 0.2%
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		74	78,246
5.88%, 11/01/24		160	164,400
Live Nation Entertainment, lnc.(b):
5.38%, 06/15/22		57	57,712
4.88%, 11/01/24		71	73,559
Netflix, Inc.:
4.88%, 04/15/28		9	9,157
5.88%, 11/15/28		560	608,328
5.38%, 11/15/29(b)		1,044	1,088,370
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	475	596,447
Ubisoft Entertainment SA, 0.00%, 09/24/24(e)(i)	EUR	80	105,979

			2,782,198

Equity Real Estate Investment Trusts (REITs ) — 1.0%
American Tower Corp., 3.13%, 01/15/27	USD	1,000	1,020,119
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)		245	256,025
Crown Castle International Corp., 3.80%, 02/15/28		1,000	1,063,519
CyrusOne LP, 5.38%,03/15/27		24	25,590
GLP Capital LP:
3.35%, 09/01/24		70	70,399
5.25%, 06/01/25		79	87,021
5.38%, 04/15/26		131	144,082
4.00%, 01/15/30		325	326,615

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25	EUR	100	$116,249
2.50%, 11/28/29		200	243,571
Iron Mountain, Inc.(b):
4.88%, 09/15/27	USD	169	172,833
4.88%, 09/15/29		277	281,238
iStar, Inc.:
6.00%, 04/01/22		78	80,309
5.25%, 09/15/22		60	61,275
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		1,007	1,103,924
4.50%, 09/01/26		702	744,120
5.75%, 02/01/27(b)		36	40,421
4.50%, 01/15/28		397	411,887
MPT Operating Partnership LP:
5.50%, 05/01/24		34	34,893
5.00%, 10/15/27		1,304	1,365,940
4.63%, 08/01/29		328	337,840
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		378	388,883
SBA Communications Corp., 4.88%, 09/01/24		1,147	1,187,145
Service Properties Trust:
4.35%, 10/01/24		143	144,761
4.75%, 10/01/26		143	143,831
Trust F/1401, 5.25%, 01/30/26		700	742,437
VICI Properties 1 LLC, 8.00%, 10/15/23		223	244,058

			10,838,985

Food & Staples Retailing — 0.1%
Albertsons Cos., Inc.:
6.63%, 06/15/24		114	119,415
5.75%, 03/15/25		89	91,523
5.88%, 02/15/28(b)		299	316,474
Casino Guichard Perrachon SA(f):
4.56%, 01/25/23	EUR	100	103,545
3.58%, 02/07/25		100	95,597
Cencosud SA, 6.63%, 02/12/45	USD	228	242,820
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	200	170,668
Iceland Bondco plc, 4.63%, 03/15/25	GBP	100	102,790
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)	EUR	200	213,525

			1,456,357

Food Products — 0.6%
Chobani LLC, 7.50%, 04/15/25(b)	USD	438	419,385
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		214	224,700
Gruma SAB de CV, 4.88%, 12/01/24		760	819,612
JBS USA LUX SA(b):
5.88%, 07/15/24		369	380,088
5.75%, 06/15/25		900	937,638
6.75%, 02/15/28		179	198,187
6.50%, 04/15/29		650	721,487
5.50%, 01/15/30		757	802,405
Knight Castle Investments Ltd., 7.99%, 01/23/21		1,400	780,500
Post Holdings, Inc.(b):
5.50%, 03/01/25		309	323,677
5.00%, 08/15/26		76	78,820
5.63%, 01/15/28		237	251,220
5.50%, 12/15/29		438	456,615
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	100	126,644
Sigma Finance Netherlands BV, 4.88%, 03/27/28	USD	331	351,584

Security		Par (000)	Value

Food Products (continued)
Simmons Foods, Inc., 7.75%, 01/15/24(b)	USD	283	$306,348

			7,178,910

Gas Utilities — 0.1%
Perusahaan Gas Negara Tbk. PT, 5.13%, 05/16/24		769	839,171
Superior Plus LP, 7.00%, 07/15/26(b)		247	260,590

			1,099,761

Health Care Equipment & Supplies — 0.3%
Becton Dickinson and Co., 4.67%, 06/06/47		275	324,769
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(b)		71	72,587
Hologic, Inc.(b):
4.38%, 10/15/25		127	130,175
4.63%, 02/01/28		171	177,199
Immucor, Inc., 11.13%, 02/15/22(b)		42	42,472
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		1,721	1,680,901
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		266	271,653
Teleflex, Inc.:
4.88%, 06/01/26		264	275,220
4.63%, 11/15/27		11	11,481

			2,986,457

Health Care Providers & Services — 1.6%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		241	242,807
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		207	219,458
Anthem, Inc., 2.88%, 09/15/29		1,500	1,484,277
Centene Corp.:
6.13%, 02/15/24		108	112,342
4.75%, 01/15/25		108	110,862
5.38%, 06/01/26(b)		1,357	1,419,761
Community Health Systems, Inc.(b):
8.63%, 01/15/24		337	347,952
8.00%, 03/15/26		805	802,988
CVS Health Corp., 5.05%, 03/25/48		600	680,957
Eagle Holding Co. ll LLC(b)(k):
7.63%, (7.63% Cash or 8.38% PIK), 05/15/22		24	24,180
7.75%, (7.75% Cash or 8.50% PIK), 05/15/22		146	147,277
Encompass Health Corp., 5.75%, 11/01/24		224	226,341
Envision Healthcare Corp., 8.75%, 10/15/26(b)		196	119,560
HCA, Inc.:
5.38%, 02/01/25		543	593,227
5.88%, 02/15/26		7	7,825
5.38%, 09/01/26		391	429,592
5.63%, 09/01/28		512	570,522
5.88%, 02/01/29		853	958,115
5.25%, 06/15/49		490	534,513
MEDNAX, lnc.(b):
5.25%, 12/01/23		88	89,452
6.25%, 01/15/27		715	709,587
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		462	464,310
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		510	469,837
NVA Holdings, Inc., 6.88%, 04/01/26(b)		88	93,390
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(k)		375	318,467
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		386	410,607
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		379	340,153
10.00%, 04/15/27		186	188,790
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		106	73,246

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
8.13%, 04/01/22	USD	825	$892,279
4.63%, 07/15/24		482	495,366
4.63%, 09/01/24(b)		264	271,572
4.88%, 01/01/26(b)		1,069	1,097,061
6.25%, 02/01/27(b)		258	268,720
5.13%, 11/01/27(b)		698	721,278
UnitedHealth Group, Inc., 3.50%, 08/15/39		800	832,792
Vizient, Inc., 6.25%, 05/15/27(b)		272	291,720
WellCare Health Plans, Inc.:
5.25%, 04/01/25		20	20,825
5.38%, 08/15/26(b)		750	800,475

			17,882,483

Health Care Technology — 0.1%
IQVIA, Inc.(b):
3.25%, 03/15/25	EUR	100	111,720
5.00%, 10/15/26	USD	200	209,500
5.00%, 05/15/27		944	988,840

			1,310,060

Hotels, Restaurants & Leisure — 2.0%
1011778 BC ULC(b):
4.25%, 05/15/24		178	183,180
5.00%, 10/15/25		1,755	1,814,757
3.88%, 01/15/28		344	346,188
Boyne USA, Inc., 7.25%, 05/01/25(b)		204	222,278
Cedar Fair LP, 5.25%, 07/15/29(b)		562	601,340
Churchill Downs, Inc.(b):
5.50%, 04/01/27		509	540,100
4.75%, 01/15/28		328	336,200
Cirsa Finance International SARL, 7.88%, 12/20/23(b)		200	212,300
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21	EUR	100	107,428
7.63%, 11/01/21(b)	USD	200	196,000
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	225	279,823
4.88%, 08/28/25		100	125,784
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	152	160,360
6.00%, 09/15/26		148	162,060
Golden Nugget, Inc., 6.75%, 10/15/24(b)		1,502	1,528,285
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		93	94,743
5.13%, 05/01/26		337	353,850
4.88%, 01/15/30(b)		1,155	1,219,507
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		231	243,301
HIS Co. Ltd., 0.00%, 11/15/24(e)(i)	JPY	10,000	91,574
Huazhu Group Ltd., 0.38%, 11/01/22(i)	USD	913	947,940
IRB Holding Corp., 6.75%, 02/15/26(b)		189	189,945
KFC Holding Co.(b):
5.25%, 06/01/26		694	734,599
4.75%, 06/01/27		225	234,281
LHMC Finco 2 SARL, 7.25%, (7.25% Cash or 8.00% PIK), 10/02/25(k)	EUR	329	364,575
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	USD	14	15,085
McDonald’s Corp., 4.45%, 09/01/48		500	577,981
MGM Resorts International:
6.63%, 12/15/21		755	817,929
7.75%, 03/15/22		493	551,549
6.00%, 03/15/23		25	27,542
Punch Taverns Finance B Ltd., 7.37%, 09/30/21	GBP	50	65,008
Sabre GLBL, lnc.,5.25%, 11/15/23(b)	USD	601	617,528

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, lnc.(b):
5.00%, 10/15/25	USD	1,396	$1,440,393
8.25%, 03/15/26		809	858,227
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)		16	17,088
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24		1,161	1,201,635
5.50%, 04/15/27		413	440,353
Station Casinos LLC, 5.00%, 10/01/25(b)		342	347,062
Studio City Finance Ltd., 7.25%, 02/11/24		800	840,000
Viking Cruises Ltd., 5.88%, 09/15/27(b)		1,580	1,674,168
Vinpearl JSC, 3.50%, 06/14/23(i)		600	659,058
Wyndham Destinations, Inc., 5.75%, 04/01/27(f)		274	295,920
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		130	136,175
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		72	73,980
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		393	411,825
Yum! Brands, Inc.:
4.75%, 01/15/30(b)		310	320,125
5.35%, 11/01/43		127	121,920

			22,800,949

Household Durables — 0.3%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)		187	187,935
Installed Building Products, Inc., 5.75%, 02/01/28(b)		101	104,156
Lennar Corp.:
6.25%, 12/15/21		360	380,700
4.88%, 12/15/23		134	142,375
4.75%, 05/30/25		228	243,344
5.25%, 06/01/26		108	116,775
4.75%, 11/29/27		438	469,755
Mattamy Group Corp.(b):
6.88%, 12/15/23		30	31,200
6.50%, 10/01/25		44	46,200
MDC Holdings, Inc., 6.00%, 01/15/43		32	33,040
Meritage Homes Corp., 5.13%, 06/06/27		60	63,300
PulteGroup, Inc., 6.38%, 05/15/33		352	389,523
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		127	139,383
Tempur Sealy International, Inc., 5.50%, 06/15/26		8	8,340
Toll Brothers Finance Corp., 3.80%, 11/01/29		144	141,751
TRI Pointe Group, Inc.:
4.88%, 07/01/21		97	99,910
5.25%, 06/01/27		2	2,005
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		189	197,505
6.88%, 08/15/23		630	659,925

			3,457,122

Household Products — 0.1%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		11	11,783
7.75%, 01/15/27		377	420,053
Spectrum Brands, Inc.:
5.75%, 07/15/25		370	386,091
5.00%, 10/01/29(b)		86	87,505

			905,432

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp.:
5.38%, 01/15/23		782	791,775
5.88%, 01/15/24(b)		70	71,575
5.50%, 02/01/24		26	26,260

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
5.75%, 01/15/25	USD	812	$826,210
5.25%, 06/01/26(b)		1,092	1,130,220
Clearway Energy Operating LLC:
5.38%, 08/15/24		111	113,775
5.75%, 10/15/25(b)		276	290,490
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		1,800	1,697,062
NRG Energy, Inc.:
3.75%, 06/15/24(b)		63	64,828
6.63%, 01/15/27		1,135	1,229,602
5.75%, 01/15/28		62	66,650
4.45%, 06/15/29(b)		465	484,468
5.25%, 06/15/29(b)		536	576,361
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		464	475,020
Talen Energy Supply LLC:
6.50%, 06/01/25		20	15,200
10.50%, 01/15/26(b)		20	17,250

			7,876,746

Industrial Conglomerates — 0.0%
General Electric Co., (EURIBOR 3 Month + 0.30%), 0.00%, 05/28/20(a)	EUR	100	108,593

Insurance — 1.3%
Acrisure LLC,8.13%, 02/15/24(b)	USD	131	141,152
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 5.63%(a)(j)	EUR	275	328,471
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)	USD	1,484	1,515,535
Allstate Corp. (The), (LIBOR USD 3 Month + 0.43%), 2.53%, 03/29/21(a)		275	275,272
AmWINS Group, Inc., 7.75%, 07/01/26(b)		227	244,025
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(j)		800	834,114
Assicurazioni Generali SpA:
(LIBOR GBP 3 Month + 2.20%), 6.42%(a)(j)	GBP	100	132,023
(EURIBOR 3 Month + 4.50%), 4.60%(a)(j)	EUR	100	119,113
2.12%, 10/01/30		625	690,586
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(a)		450	589,289
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48(a)		100	127,644
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(j)		200	241,424
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, (EURIBOR 3 Month + 5.77%), 6.37%(a)(j)		200	254,141
CNO Financial Group, Inc., 5.25%, 05/30/29	USD	329	360,255
CNP Assurances:
1.88%, 10/20/22	EUR	100	114,627
(EURIBOR 3 Month + 4.60%), 4.50%, 06/10/47(a)		100	129,486
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(j)	USD	1,200	1,138,164
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	105	127,102
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	415	426,413
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(a)(j)		2,000	1,945,000
HUB International Ltd., 7.00%, 05/01/26(b)		1,294	1,329,197
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(a)(j)		1,800	1,780,313

Security		Par (000)	Value

Insurance (continued)
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(a)	USD	1,200	$1,289,753
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		1,200	1,053,000

			15,186,099

Interactive Media & Services — 0.2%
Baidu, Inc., 4.13%, 06/30/25		600	637,500
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		41	37,716
Tencent Holdings Ltd.:
3.80%, 02/11/25		600	631,831
3.98%, 04/11/29		400	426,963
YY, Inc., 0.75%, 06/15/25(b)(i)		111	101,124

			1,835,134

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		500	524,050
Baozun, Inc., 1.63%, 05/01/24(b)(i)		413	445,007
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		179	188,174
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	140	151,481

			1,308,712

IT Services — 0.7%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	565	570,565
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	310	312,732
9.75%, 09/01/26(b)	USD	1,206	1,151,127
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		212	217,830
Fidelity National Information Services, Inc., 3.75%, 05/21/29		235	254,925
Fiserv, Inc., 3.50%, 07/01/29		1,345	1,415,098
Gartner, Inc., 5.13%, 04/01/25(b)		323	337,939
International Business Machines Corp., 4.25%, 05/15/49		660	759,272
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		647	666,410
WEX, lnc., 4.75%, 02/01/23(b)		91	91,910
Zayo Group LLC:
6.00%, 04/01/23		876	898,995
6.38%, 05/15/25		388	399,563
5.75%, 01/15/27(b)		1,244	1,271,741

			8,348,107

Leisure Products — 0.1%
Mattel, Inc., 6.75%, 12/31/25(b)		560	584,326

Life Sciences Tools & Services — 0.4%
Avantor, Inc.(b):
6.00%, 10/01/24		1,900	2,035,907
9.00%, 10/01/25		1,509	1,690,080
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		343	364,860
Syneos Health, Inc., 7.50%, 10/01/24(b)		67	69,345
WuXi App Tec Co. Ltd., 0.00%, 09/17/24(e)(i)		700	734,227

			4,894,419

Machinery — 0.5%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		108	113,940
CNH Industrial Finance Europe SA, 1.75%, 09/12/25	EUR	100	115,344
Colfax Corp.(b):
6.00%, 02/15/24	USD	403	426,515
6.38%, 02/15/26		437	470,185
EnPro Industries, Inc., 5.75%, 10/15/26		416	443,560
Grinding Media, Inc., 7.38%, 12/15/23(b)		411	392,505
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		294	288,120
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		399	416,955
Navistar International Corp., 6.63%, 11/01/25(b)		516	523,740
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	364	373,354

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	146	$150,000
SPX FLOW, lnc.(b):
5.63%, 08/15/24		331	341,757
5.88%, 08/15/26		23	24,035
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		42	44,678
Terex Corp., 5.63%, 02/01/25(b)		653	670,141
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		495	464,062
Wabash National Corp., 5.50%, 10/01/25(b)		187	183,728

			5,442,619

Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	100	85,016

Media — 2.4%
Altice Financing SA(b):
6.63%, 02/15/23	USD	877	900,021
7.50%, 05/15/26		1,438	1,527,861
Altice Finco SA, 4.75%, 01/15/28	EUR	200	210,705
Altice Luxembourg SA:
7.75%, 05/15/22(b)	USD	434	443,222
7.63%, 02/15/25(b)		691	720,368
8.00%, 05/15/27	EUR	500	598,361
10.50%, 05/15/27(b)	USD	1,457	1,642,039
AMC Networks, Inc., 4.75%, 08/01/25		984	1,014,750
Block Communications, Inc., 6.88%, 02/15/25(b)		135	140,737
Charter Communications Operating LLC, 5.13%, 07/01/49		1,000	1,064,404
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		824	905,296
5.13%, 08/15/27		1,274	1,327,317
Comcast Corp.:
4.70%, 10/15/48		305	373,455
4.05%, 11/01/52		500	557,653
CSC Holdings LLC:
6.75%, 11/15/21		92	99,130
5.13%, 12/15/21(b)		270	270,054
5.38%, 07/15/23(b)		213	218,591
5.25%, 06/01/24		308	331,100
10.88%, 10/15/25(b)		1,267	1,434,814
5.50%, 05/15/26(b)		630	663,012
5.38%, 02/01/28(b)		629	662,809
5.75%, 01/15/30(b)		483	504,793
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		729	756,338
Discovery Communications LLC, 3.95%, 03/20/28		500	519,007
DISH DBS Corp.:
6.75%, 06/01/21		447	470,378
5.88%, 07/15/22		857	891,280
5.00%, 03/15/23		316	319,255
5.88%, 11/15/24		26	25,772
Entercom Media Corp., 6.50%, 05/01/27(b)		198	206,910
GCI LLC, 6.63%, 06/15/24(b)		168	181,230
Gray Television, Inc.(b):
5.13%, 10/15/24		7	7,254
7.00%, 05/15/27		176	193,371
iHeartCommunications, Inc.:
6.38%, 05/01/26		153	165,101
5.25%, 08/15/27(b)		312	324,480
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		140	141,644
4.65%, 10/01/28		150	168,085
ITV plc, 1.38%, 09/26/26	EUR	175	192,343
MDC Partners, Inc., 6.50%, 05/01/24(b)	USD	57	51,941
Meredith Corp., 6.88%, 02/01/26		178	180,893
Midcontinent Communications, 5.38%, 08/15/27(b)		109	114,723

Security		Par (000)	Value

Media (continued)
Myriad International Holdings BV, 5.50%, 07/21/25	USD	700	$777,000
Outfront Media Capital LLC, 5.00%, 08/15/27(b)		552	579,379
Radiate Holdco LLC(b):
6.88%, 02/15/23		17	17,489
6.63%, 02/15/25		125	125,887
SES SA(a)(j):
(EUR Swap Annual 5 Year + 4.66%), 4.62%	EUR	100	115,592
(EUR Swap Annual 5 Year + 5.40%), 5.63%		300	368,493
Sirius XM Radio, lnc.(b):
4.63%, 07/15/24	USD	174	180,408
5.38%, 07/15/26		3	3,150
5.00%, 08/01/27		969	1,000,492
5.50%, 07/01/29		341	364,018
Summer BidCo BV, 0.00%, (0.00% Cash or 9.75% PIK), 11/15/25(k)	EUR	274	314,127
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	81	83,430
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		200	209,500
Univision Communications, Inc.(b):
5.13%, 05/15/23		75	75,234
5.13%, 02/15/25		135	131,200
Videotron Ltd., 5.13%, 04/15/27(b)		530	560,475
WMG Acquisition Corp., 5.50%, 04/15/26(b)		113	118,650
Ziggo Bond Co. BV:
4.63%, 01/15/25	EUR	100	112,047
5.88%, 01/15/25(b)	USD	715	734,662
6.00%, 01/15/27(b)		480	501,000
Ziggo BV, 5.50%, 01/15/27(b)		673	701,401

			27,594,131

Metals & Mining — 1.4%
BHP Billiton Finance Ltd., (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/79(a)	EUR	100	132,985
Big River Steel LLC, 7.25%, 09/01/25(b)	USD	316	333,380
China Hongqiao Group Ltd., 7.38%, 05/02/23		1,200	1,192,338
Chinalco Capital Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.79%), 4.10%(a)(j)		525	525,525
Constellium SE:
4.25%, 02/15/26	EUR	100	112,213
5.88%, 02/15/26(b)	USD	1,614	1,682,595
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		126	126,315
3.88%, 03/15/23		1,199	1,207,992
5.00%, 09/01/27		175	174,144
5.25%, 09/01/29		155	154,516
5.45%, 03/15/43		1,908	1,719,108
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		400	399,750
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		57	60,064
New Gold, Inc., 6.25%, 11/15/22(b)		354	354,956
Newmont Goldcorp Corp., 2.80%, 10/01/29		220	217,421
Novelis Corp.(b):
6.25%, 08/15/24		1,238	1,293,710
5.88%, 09/30/26		1,204	1,262,635
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	201,312
Steel Dynamics, Inc.:
5.50%, 10/01/24		198	203,207
4.13%, 09/15/25		81	81,810
5.00%, 12/15/26		91	95,323
Vale Overseas Ltd., 6.25%, 08/10/26		874	1,006,192

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Vedanta Resources Finance II plc, 8.00%, 04/23/23	USD	1,000	$1,005,000
Vedanta Resources Ltd., 6.38%, 07/30/22		2,136	2,096,617

			15,639,108

Multiline Retail — 0.1%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	100	124,638
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26	USD	343	349,538
SACI Falabella, 4.38%, 01/27/25		600	635,625

			1,109,801

Multi-Utilities — 0.1%
Consumers Energy Co., 3.10%, 08/15/50		160	161,135
NGG Finance plc(a):
(EUR Swap Annual 5 Year + 2.14%), 1.62%, 12/05/79	EUR	150	162,476
(EUR Swap Annual 5 Year + 2.53%), 2.13%, 09/05/82		200	216,355

			539,966

Oil, Gas & Consumable Fuels — 3.3%
Aker BP ASA, 4.75%, 06/15/24(b)	USD	285	297,682
Antero Midstream Partners LP, 5.38%, 09/15/24		201	180,840
Antero Resources Corp., 5.38%, 11/01/21		130	125,450
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		78	77,977
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		132	126,390
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		75	64,500
California Resources Corp., 8.00%, 12/15/22(b)		15	7,425
Callon Petroleum Co.:
6.13%, 10/01/24		125	123,125
6.38%, 07/01/26		157	153,208
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		202	191,395
8.25%, 07/15/25		177	173,389
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		175	174,562
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		188	216,068
5.88%, 03/31/25		130	144,642
5.13%, 06/30/27		1,357	1,485,067
Cheniere Energy Partners LP:
5.63%, 10/01/26		325	344,873
4.50%, 10/01/29(b)		477	488,329
Chesapeake Energy Corp.:
6.63%, 08/15/20		72	72,360
4.88%, 04/15/22		566	457,045
5.75%, 03/15/23		128	97,920
7.00%, 10/01/24		118	84,665
8.00%, 03/15/26(b)		59	40,415
CNX Resources Corp., 5.88%, 04/15/22		907	870,720
Comstock Resources, Inc., 9.75%, 08/15/26		148	123,697
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		418	416,955
Corral Petroleum Holdings AB, 11.75%, (11.75% Cash or 13.25% PIK), 05/15/21(k)(l)	EUR	200	225,445
Covey Park Energy LLC, 7.50%, 05/15/25(b)	USD	228	182,400
Crestwood Midstream Partners LP:
6.25%, 04/01/23(f)		60	61,575
5.63%, 05/01/27(b)		344	351,203
CrownRock LP, 5.63%, 10/15/25(b)		907	912,651
DCP Midstream Operating LP:
5.38%, 07/15/25		12	12,780
5.13%, 05/15/29		25	25,469
6.45%, 11/03/36(b)		39	40,658

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
6.75%, 09/15/37(b)	USD	635	$668,337
Denbury Resources, Inc.(b):
9.00%, 05/15/21		259	240,222
9.25%, 03/31/22		126	110,250
Enbridge, Inc.:
4.00%, 10/01/23		514	544,771
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		360	381,483
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		492	511,680
5.75%, 01/30/28		97	103,063
Energy Transfer Operating LP, 5.15%, 02/01/43		150	155,974
Energy Transfer Partners LP, 5.88%, 03/01/22		500	534,757
EnLink Midstream LLC, 5.38%, 06/01/29		44	42,020
EnLink Midstream Partners LP:
4.40%, 04/01/24		85	81,859
4.15%, 06/01/25		6	5,565
4.85%, 07/15/26		138	131,100
5.60%, 04/01/44		105	85,838
5.05%, 04/01/45		109	87,200
5.45%, 06/01/47		109	88,835
Enterprise Products Operating LLC, 4.80%, 02/01/49		320	372,599
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		381	249,555
5.63%, 02/01/26		330	202,125
Genesis Energy LP:
6.00%, 05/15/23		99	99,371
5.63%, 06/15/24		15	14,363
6.50%, 10/01/25		27	26,325
6.25%, 05/15/26		96	92,640
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		187	162,690
Greenko Mauritius Ltd., 6.25%, 02/21/23		1,000	1,015,000
Hess Corp., 5.80%, 04/01/47		500	575,232
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		138	144,210
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		206	185,658
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		200	208,700
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21		500	507,559
Kinder Morgan, Inc., 5.55%, 06/01/45		250	294,678
Matador Resources Co., 5.88%, 09/15/26		247	247,469
MEG Energy Corp.(b):
6.38%, 01/30/23		190	183,350
7.00%, 03/31/24		69	66,585
6.50%, 01/15/25		524	534,480
Mongolian Mining Corp.:
9.25%, 04/15/24		1,250	1,181,250
MPLX LP:
(LIBOR USD 3 Month + 1.10%), 3.20%, 09/09/22(a)		2,195	2,201,925
Series B, (LIBOR USD 3 Month + 4.65%), 6.87%(a)(j)		627	626,247
5.50%, 02/15/49		375	434,894
Murphy Oil Corp.:
5.75%, 08/15/25		81	82,215
5.63%, 12/01/42(f)		57	50,160
Neerg Energy Ltd., 6.00%, 02/13/22		2,400	2,364,630
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		400	411,000
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		126	163,207
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 9.50% PIK), 05/15/23(k)		26	26,780
NuStar Logistics LP, 6.00%, 06/01/26		138	149,357

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Parkland Fuel Corp., 5.88%, 07/15/27(b)	USD	123	$129,065
Parsley Energy LLC(b):
6.25%, 06/01/24		41	42,435
5.38%, 01/15/25		681	689,512
5.25%, 08/15/25		43	43,633
5.63%, 10/15/27		64	66,080
PBF Holding Co. LLC, 7.25%, 06/15/25		113	117,096
PDC Energy, Inc.:
1.13%, 09/15/21(i)		357	329,009
6.13%, 09/15/24		8	7,980
5.75%, 05/15/26		66	65,017
QEP Resources, Inc.:
6.88%, 03/01/21		66	65,505
5.38%, 10/01/22		185	176,962
5.25%, 05/01/23		198	183,649
5.63%, 03/01/26		231	199,307
Range Resources Corp.:
5.75%, 06/01/21		290	287,825
5.88%, 07/01/22		44	42,130
5.00%, 08/15/22		69	64,688
Reliance Industries Ltd., 4.13%, 01/28/25		750	799,219
ReNew Power Synthetic, 6.67%, 03/12/24		1,000	1,012,813
Santos Finance Ltd.:
4.13%, 09/14/27		781	793,204
5.25%, 03/13/29		500	540,567
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23		900	918,562
SM Energy Co.:
6.13%, 11/15/22		155	148,544
5.00%, 01/15/24		94	84,365
5.63%, 06/01/25		38	32,578
6.75%, 09/15/26		102	89,250
6.63%, 01/15/27		50	43,125
Southwestern Energy Co.:
6.20%, 01/23/25(f)		56	49,279
7.75%, 10/01/27		51	44,466
SRC Energy, Inc., 6.25%, 12/01/25		38	37,619
Sunoco LP:
4.88%, 01/15/23		83	85,179
5.50%, 02/15/26		16	16,698
6.00%, 04/15/27		56	59,639
5.88%, 03/15/28		36	38,205
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		7	7,000
5.50%, 09/15/24		173	172,135
5.50%, 01/15/28		484	473,062
Targa Resources Partners LP:
4.25%, 11/15/23		57	57,428
5.13%, 02/01/25		98	100,778
5.88%, 04/15/26		122	129,283
5.38%, 02/01/27		15	15,506
6.50%, 07/15/27(b)		141	153,844
5.00%, 01/15/28		156	157,763
6.88%, 01/15/29(b)		1,100	1,201,827
Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/26		1,100	1,147,850
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		427	435,540
6.63%, 06/15/25(f)		7	7,378
5.00%, 01/31/28		121	125,840
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(b)		350	403,266
UGI International LLC, 3.25%, 11/01/25	EUR	168	193,586
Whiting Petroleum Corp., 6.63%, 01/15/26	USD	14	9,450
WPX Energy, Inc.:
8.25%, 08/01/23		106	119,250

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.75%, 06/01/26	USD	61	$62,525
5.25%, 10/15/27		123	123,615
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		385	386,917

			37,785,136

Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., 4.00%, 01/14/25		450	458,156
Norbord, Inc., 6.25%, 04/15/23(b)		98	103,635
Suzano Austria GmbH, 7.00%, 03/16/47(b)		265	302,001

			863,792

Personal Products — 0.2%
Avon International Capital plc, 6.50%, 08/15/22(b)		64	66,320
Coty, Inc.:
4.00%, 04/15/23	EUR	100	109,086
4.75%, 04/15/26		100	109,725
6.50%, 04/15/26(b)	USD	101	97,970
Top Glove Labuan Ltd., 2.00%, 03/01/24(i)		1,000	977,280
Unilever NV:
1.13%, 02/12/27	EUR	175	205,578
1.63%, 02/12/33		125	154,845

			1,720,804

Pharmaceuticals — 1.1%
Allergan, Inc., 2.80%, 03/15/23	USD	1,012	1,021,229
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)		314	352,402
Bausch Health Cos., Inc.(b):
5.88%, 05/15/23		116	117,450
7.00%, 03/15/24		209	219,651
6.13%, 04/15/25		248	256,990
5.50%, 11/01/25		1,343	1,405,248
9.00%, 12/15/25		888	996,780
5.75%, 08/15/27		175	189,145
7.00%, 01/15/28		878	945,694
7.25%, 05/30/29		608	664,118
Bayer AG(a):
(EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74	EUR	300	349,036
(EUR Swap Annual 5 Year + 2.01%), 2.38%, 04/02/75		200	220,324
Catalent Pharma Solutions, Inc.(b):
4.88%, 01/15/26	USD	372	382,695
5.00%, 07/15/27		320	332,000
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.88%, 06/30/26(a)	EUR	146	161,918
Elanco Animal Health, Inc., 4.90%, 08/28/28	USD	112	122,266
Luye Pharma Group Ltd., 1.50%, 07/09/24(i)		1,700	1,780,750
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	200	223,096
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	444	406,815
Rossini SARL, 6.75%, 10/30/25	EUR	712	855,319
Sanofi SA, Series 12FX, 1.38%, 03/21/30		200	242,472
Takeda Pharmaceutical Co. Ltd.:
2.25%, 11/21/26		125	152,447
5.00%, 11/26/28(b)	USD	1,000	1,170,595
3.00%, 11/21/30	EUR	175	227,394

			12,795,834

Professional Services — 0.2%(b)
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26	USD	792	863,280
10.25%, 02/15/27		423	467,944
Jaguar Holding Co. II, 6.38%, 08/01/23		947	978,961

			2,310,185

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development — 6.8%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	$115,150
Agile Group Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(j)	USD	200	194,688
Alam Synergy Pte. Ltd.:
11.50%, 04/22/21		280	296,362
6.63%, 04/24/22		230	217,541
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		1,600	1,344,560
Central China Real Estate Ltd.:
7.33%, 01/27/20		390	388,050
6.88%, 10/23/20		850	847,875
6.75%, 11/08/21		745	730,830
7.25%, 04/24/23		1,600	1,544,000
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		501	511,020
8.60%, 04/08/24		1,081	1,069,852
China Aoyuan Group Ltd.:
7.95%, 09/07/21		416	429,000
7.95%, 02/19/23		2,289	2,340,503
China Evergrande Group:
8.25%, 03/23/22		1,000	895,313
9.50%, 04/11/22		1,695	1,548,806
4.25%, 02/14/23(i)	HKD	10,000	1,118,791
China SCE Group Holdings Ltd.:
7.45%, 04/17/21	USD	300	304,143
5.88%, 03/10/22		800	771,584
7.25%, 04/19/23		1,200	1,165,500
7.38%, 04/09/24		200	191,250
CIFI Holdings Group Co. Ltd., 6.55%, 03/28/24		1,500	1,466,250
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	109,544
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25	USD	750	765,000
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	100	108,349
Easy Tactic Ltd.:
8.13%, 02/27/23	USD	400	385,000
8.63%, 02/27/24		1,945	1,867,200
8.13%, 07/11/24		870	816,547
Emaar Sukuk Ltd., 3.64%, 09/15/26		300	298,969
Esic Sukuk Ltd., 3.94%, 07/30/24		500	496,875
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	186,562
11.75%, 04/17/22		850	801,404
7.95%, 07/05/22		750	641,016
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		420	426,300
Future Land Development Holdings Ltd., 7.50%, 01/22/21		1,000	958,125
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		200	206,230
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	180,375
Greenland Global Investment Ltd.:
(LIBOR USD 3 Month + 4.85%), 6.96%, 09/26/21(a)		1,000	1,016,025
Greenland Hong Kong Holdings Ltd., 9.88%, 06/17/20		800	827,250
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		44	45,265
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		684	711,360
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		900	954,558
Jingrui Holdings Ltd.:
9.45%, 04/23/21		200	183,538
10.88%, 10/04/21		1,200	1,098,000
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		800	780,000

Security		Par (000)	Value

Real Estate Management & Development (continued)
Kaisa Group Holdings Ltd.:
11.75%, 02/26/21	USD	760	$772,113
11.50%, 01/30/23		1,356	1,291,590
KWG Group Holdings Ltd., 7.88%, 09/01/23		500	497,500
Leading Affluence Ltd., 4.50%, 01/24/23		400	410,908
Logan Property Holdings Co. Ltd.:
7.50%, 08/25/22		590	609,175
6.50%, 07/16/23		2,600	2,578,063
Longfor Group Holdings Ltd., 3.95%, 09/16/29		515	505,666
MAF Global Securities Ltd., 4.75%, 05/07/24		660	702,694
Modern Land China Co. Ltd., 12.85%, 10/25/21		1,329	1,249,260
New Metro Global Ltd.:
6.50%, 04/23/21		700	657,587
7.13%, 05/23/21		700	659,176
Newmark Group, Inc., 6.13%, 11/15/23		99	107,398
No Va Land Investment Group Corp., 5.50%, 04/27/23(i)		1,600	1,573,000
NWD MTN Ltd., 4.13%, 07/18/29		1,200	1,189,125
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		1,751	1,741,667
6.95%, 04/17/21		1,500	1,494,285
Redco Properties Group Ltd., 13.50%, 01/21/20		810	814,050
Redsun Properties Group Ltd., 9.95%, 04/11/22		1,000	906,750
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		460	485,098
8.75%, 10/25/22		615	613,463
8.95%, 01/22/23		1,060	1,053,375
Scenery Journey Ltd.:
11.00%, 11/06/20		2,800	2,796,500
13.00%, 11/06/22		500	500,156
Shimao Property Holdings Ltd., 5.60%, 07/15/26		2,400	2,451,000
Singha Estate PCL, 2.00%, 07/20/22(i)		800	791,750
Sino-Ocean Land Treasure IV Ltd.: 4.75%, 08/05/29		1,060	1,025,975
Summit Properties Ltd., 2.00%, 01/31/25	EUR	100	104,646
Sunac China Holdings Ltd.:
7.35%, 07/19/21	USD	1,600	1,602,912
7.25%, 06/14/22		690	671,887
7.95%, 10/11/23		1,200	1,171,125
Times China Holdings Ltd., 7.63%, 02/21/22		1,400	1,433,250
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(a)(j)	EUR	100	111,066
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32(f)	GBP	200	282,442
Vonovia Finance BV:
0.88%, 07/03/23	EUR	100	111,699
1.50%, 01/14/28		200	231,958
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	1,560	1,526,850
WeWork Cos., Inc., 7.88%, 05/01/25(b)		160	135,800
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20		1,200	1,131,000
Yango Justice International Ltd., 10.25%, 03/18/22		275	254,403
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24		1,020	1,047,731
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21		2,300	2,340,250
8.63%, 01/23/22		600	616,500
6.00%, 01/25/22		800	780,500
6.00%, 10/25/23		1,565	1,430,019
Zhenro Properties Group Ltd.:
12.50%, 01/02/21		1,200	1,262,625
9.80%, 08/20/21		340	347,331
9.15%, 03/08/22		690	688,275

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
8.70%, 08/03/22	USD	1,200	$1,180,377

			77,294,530

Road & Rail — 0.3%
Algeco Global Finance plc, 8.00%, 02/15/23(b)		200	199,560
Avis Budget Car Rental LLC, 5.75%, 07/15/27(b)		103	106,265
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)		207	214,763
CAR, Inc., 8.88%, 05/10/22		700	672,000
Hertz Corp. (The), 7.63%, 06/01/22(b)		293	305,086
Lima Metro Line 2 Finance Ltd., 4.35%, 04/05/36(b)		200	213,063
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		300	314,606
Penske Truck Leasing Co. LP, 2.70%, 11/01/24(b)		330	330,694
Uber Technologies, Inc.(b):
7.50%, 11/01/23		309	311,318
7.50%, 09/15/27		278	277,305

			2,944,660

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		29	32,806
Entegris, Inc., 4.63%, 02/10/26(b)		118	122,130
Global A&T Electronics Ltd., 8.50%, 01/12/23		1,400	1,312,063
Infineon Technologies AG(a)(j):
(EUR Swap Annual 5 Year + 3.39%), 1.00%	EUR	300	325,350
(EUR Swap Annual 5 Year + 4.00%), 1.00%		100	108,531
Lam Research Corp.:
3.75%, 03/15/26	USD	320	341,741
4.88%, 03/15/49		245	299,519
NXP BV, 5.35%, 03/01/26(b)		500	561,242
Qorvo, Inc., 5.50%, 07/15/26		271	286,244
QUALCOMM, lnc., 4.30%, 05/20/47		195	217,984

			3,607,610

Software — 1.1%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		586	621,160
Ascend Learning LLC: 6.88%, 08/01/25(b)		733	761,685
CDK Global, Inc.:
4.88%, 06/01/27		496	516,435
5.25%, 05/15/29(b)		393	406,755
Celestial Dynasty Ltd., 4.25%, 06/27/29		800	800,051
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		993	1,007,895
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		847	915,658
Infor US, Inc., 6.50%, 05/15/22		1,251	1,271,329
Informatica LLC, 7.13%, 07/15/23(b)		547	556,572
Nuance Communications, Inc., 5.63%, 12/15/26		506	535,095
PTC, Inc., 6.00%, 05/15/24		108	113,130
RP Crown Parent LLC, 7.38%, 10/15/24(b)		474	492,960
SAP SE, 1.25%, 03/10/28	EUR	200	237,631
Solera LLC, 10.50%, 03/01/24(b)	USD	1,573	1,662,850
Sophia LP, 9.00%,09/30/23(b)		135	138,206
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		1,501	1,568,582
TIBCO Software, Inc., 11.38%, 12/01/21(b)		277	289,032
Veritas US, Inc., 7.50%, 02/01/23(b)		200	197,689

			12,092,715

Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		86	89,010
eG Global Finance plc:
3.63%, 02/07/24	EUR	175	185,019

Security		Par (000)	Value

Specialty Retail (continued)
4.38%, 02/07/25	EUR	289	$305,546
6.75%, 02/07/25(b)	USD	200	195,250
Group 1 Automotive, Inc., 5.25%, 12/15/23(b)		11	11,303
L Brands, Inc.:
6.88%, 11/01/35		187	161,989
6.75%, 07/01/36		8	6,787
Murphy Oil USA, Inc., 4.75%, 09/15/29		130	132,925
Penske Automotive Group, Inc., 5.50%, 05/15/26		166	173,611
PetSmart, Inc.(b):
7.13%, 03/15/23		107	100,580
5.88%, 06/01/25		803	800,992
SRS Distribution, Inc., 8.25%, 07/01/26(b)		192	195,840
Staples, Inc.(b):
7.50%, 04/15/26		958	987,027
10.75%, 04/15/27		120	123,300

			3,469,179

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc., 3.75%, 11/13/47		750	836,325
Dell International LLC, 7.13%, 06/15/24(b)		499	525,946
NCR Corp.(b):
5.75%, 09/01/27		79	81,765
6.13%, 09/01/29		179	188,675
Nuoxi Capital Ltd.:
7.88%, 06/24/21		1,000	870,000
7.45%, 10/16/22		200	161,650
Western Digital Corp., 4.75%, 02/15/26		379	389,896
Xerox Corp.:
4.80%, 03/01/35		239	203,748
6.75%, 12/15/39		16	16,240

			3,274,245

Textiles, Apparel & Luxury Goods — 0.2%
Delta Merlin Dunia Tekstil PT, 8.63%, 03/12/24		600	91,500
European TopSoho SARL, 4.00%, 09/21/21(i)	EUR	100	101,447
Kering SA, 0.00%, 09/30/22(e)(i)		100	117,987
Prime Bloom Holdings Ltd.:
7.50%, 12/19/19	USD	1,100	897,187
6.95%, 07/05/22		355	236,141
William Carter Co. (The), 5.63%, 03/15/27(b)		307	328,490

			1,772,752

Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25(b)		432	441,720
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		1,200	1,184,625
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		581	605,692
9.13%, 07/15/26		107	113,955

			2,345,992

Tobacco — 0.1%
Altria Group, Inc.:
3.80%, 02/14/24		245	256,114
4.40%, 02/14/26		120	128,322
5.95%, 02/14/49		485	570,338
BAT Capital Corp., (EURIBOR 3 Month + 0.50%), 0.09%, 08/16/21(a)	EUR	100	109,092

			1,063,866

Trading Companies & Distributors — 0.4%
Air Lease Corp., 3.88%, 07/03/23	USD	125	130,443
Beacon Roofing Supply, lnc.(b):
4.88%, 11/01/25		98	96,025
4.50%, 11/15/26		70	70,700
BOC Aviation Ltd., 3.00%, 09/11/29		1,000	982,049

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors (continued)
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)	USD	38	$37,145
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		19	19,855
6.50%, 10/01/25		117	120,218
HD Supply, Inc., 5.38%, 10/15/26(b)		1,890	2,001,038
Herc Holdings, Inc., 5.50%, 07/15/27(b)		301	313,040
United Rentals North America, Inc.:
4.63%, 07/15/23		38	38,840
5.50%, 07/15/25		90	93,645
4.63%, 10/15/25		365	372,478
5.88%, 09/15/26		229	244,183
6.50%, 12/15/26		7	7,626
5.50%, 05/15/27		17	18,020
5.25%, 01/15/30		261	273,562

			4,818,867

Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.38%, 07/03/29		200	208,125
DP World Crescent Ltd., 3.91%, 05/31/23		700	718,375
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)(j)		219	220,275
Societa Iniziative Autostradali e Servizi SpA, 1.63%, 02/08/28	EUR	100	112,621

			1,259,396

Wireless Telecommunication Services — 0.9%
Connect Finco SARL, 6.75%, 10/01/26(b)	USD	1,166	1,187,862
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		200	189,687
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		410	438,700
Hughes Satellite Systems Corp., 5.25%, 08/01/26		290	310,300
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	150	171,293
Oztel Holdings SPC Ltd., 6.63%, 04/24/28	USD	731	735,569
SoftBank Group Corp.:
(USD Swap Rate 5 Year + 4.23%), 6.00%(a)(j)		200	185,000
4.75%, 07/30/25	EUR	485	583,994
3.13%, 09/19/25		100	111,311
5.00%, 04/15/28		300	362,681
4.00%, 09/19/29		100	112,265
Sprint Communications, Inc., 7.00%, 03/01/20(b)	USD	200	203,250
Sprint Corp.:
7.88%, 09/15/23		296	325,144
7.13%, 06/15/24		289	311,484
7.63%, 02/15/25		74	81,400
7.63%, 03/01/26		586	646,798
Telefonica Europe BV(a)(j):
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	100	115,153
(EUR Swap Annual 5 Year + 2.33%), 2.63%		100	110,914
(EUR Swap Annual 10 Year + 4.30%), 5.88%		200	252,197
(EUR Swap Annual 6 Year + 4.11%), 4.38%		600	719,023
(EUR Swap Annual 8 Year + 2.97%), 3.88%		200	233,802
(EUR Swap Annual 8 Year + 3.07%), 2.87%		200	219,442
T-Mobile USA, Inc.:
6.38%, 03/01/25	USD	10	10,360
6.50%, 01/15/26		318	341,910
4.50%, 02/01/26		273	280,999
4.75%, 02/01/28		306	320,229
Vodafone Group plc:
4.38%, 05/30/28		350	386,576

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
2.50%, 05/24/39	EUR	100	$123,639
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(a)		368	457,245
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79(a)		400	461,267
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(k)	USD	106	107,990

			10,097,484

Total Corporate Bonds — 47.8% (Cost: $532,302,407)			542,645,776

Floating Rate Loan Interests — 23.0%(l)

Aerospace & Defense — 0.5%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.80%, 12/06/25(d)		270	271,647
Dynasty Acquisition Co., Inc., Term Loan:
04/06/26(m)		2,072	2,080,281
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, 11/28/21(m)		613	606,525
Transdigm, Inc., Term Loan F, (LIBOR USD 1 Month + 2.50%), 4.54%, 06/09/23		3,056	3,046,401

			6,004,854

Air Freight & Logistics — 0.1%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 1.75%), 3.79%, 01/15/25		678	680,358

Airlines — 0.3%
American Airlines, Inc., Term Loan B, 12/14/23(m)		1,390	1,388,467
American Airlines, Inc., Term Loan B23, (LIBOR USD 1 Month + 2.00%), 4.04%, 04/28/23		293	292,631
WestJet Airlines Ltd., Term Loan, 08/07/26(m)		1,375	1,384,460

			3,065,558

Auto Components — 0.2%
Adient US LLC, Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.46% - 6.89%, 04/25/24		167	163,681
Panther BF Aggregator 2 LP, Term Loan B, 04/30/26(m)		1,874	1,854,098
Wand Newco 3, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.54%, 02/05/26		560	562,222

			2,580,001

Building Products — 0.1%
CPG International, Inc., Term Loan, (LIBOR USD 6 Month + 3.75%), 5.93%, 05/05/24		617	614,351
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.36%, 12/19/23		852	835,533

			1,449,884

Capital Markets — 0.4%
Deerfield Holdings Corp., Term Loan, 02/13/25(m)		1,074	1,055,024
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 12/27/22		373	373,254
Greenhill & Co., Inc., Term Loan, 04/12/24(d)(m)		444	434,010
Jefferies Finance LLC, Term Loan, 06/03/26(m)		556	554,990
RPI Finance Trust, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 03/27/23		957	961,720
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, 05/29/26(m)		1,260	1,136,214

			4,515,212

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 0.9%
Alpha 3 BV, Term Loan, 01/31/24(m)	USD	1,937	$1,908,223
Ascend Performance Materials LLC, Term Loan B, 08/14/26(m)		748	748,471
Axalta Dupont PC, Term Loan, 06/01/24(m)		1,387	1,386,718
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 3.80%, 04/03/25		344	330,831
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.54%, 06/13/23		81	73,797
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.60%, 06/28/24		138	137,879
Invictus Co., Term Loan B, 03/28/25(m)		911	865,570
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.90%, 03/30/26(d)		75	69,000
IPS Acquisition LLC, Term Loan B, 11/07/24(d)(m)		552	553,043
LTI Holdings, Inc., Term Loan, 09/06/25(m)		141	133,587
Messer Industries GmbH, Term Loan, 03/01/26(m)		971	968,859
Momentive Performance Materials, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.30%, 05/15/24		426	422,738
Nouryon Finance BV, Term Loan, 10/01/25(m)		523	511,207
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.63%, 10/14/24		1,117	1,111,068
PQ Corp., Term Loan, 02/08/25(m)		1,250	1,250,966
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 02/23/25		138	134,524

			10,606,481

Commercial Services & Supplies — 1.1%
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.20%, 11/10/23		895	897,383
Allied Universal Holdco LLC Cov Lite, Term Loan B, 07/10/26(m)		2,011	2,011,980
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(m)		1,111	1,083,034
Camelot US Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.29%, 10/03/23		833	837,560
Capri Acquisitions Bidco Ltd., Term Loan, 11/01/24(m)		1,302	1,284,580
Cast & Crew Payroll LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 6.05%, 01/16/26		428	430,657
Diamond (BC) BV, Term Loan, 09/06/24(m).		623	593,022
EnergySolutions LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 5.85%, 05/30/25		262	242,549
GFL Environmental, Inc., Term Loan B, 05/30/25(m)		1,001	992,553
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 6.85%, 11/03/23		122	94,831
KAR Auction Services, Inc., Term Loan B, 09/19/26(m)		245	245,552
Prime Security Services Borrower LLC, 1st Lien Term Loan, 09/23/26(m)		906	895,664
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 02/01/25		137	132,800
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.54%, 11/08/23		71	70,570
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 05/01/24		2,201	2,207,720

Security		Par (000)	Value

Commercial Services & Supplies (continued)
US Ecology, Term Loan, 08/14/26(m)	USD	131	$131,655
West Corp., Term Loan:
(LIBOR USD 1 Month + 4.00%), 0.00% - 6.04%, 10/10/24		909	810,598
(LIBOR USD1 Month + 3.50%), 5.54%, 10/10/24		25	21,734

			12,984,442

Communications Equipment — 0.0%
Ciena Corp., Term Loan B1, (LIBOR USD 1 Month + 2.00%), 4.04%, 09/26/25		378	379,712

Construction & Engineering — 0.1%(m)
Ply Gem, Inc., Term Loan B, 04/01/25		291	284,658
SRS Distribution, Inc., Term Loan B, 05/23/25		674	655,595

			940,253

Construction Materials — 0.4%
ABC Supply Co., Inc., Term Loan B, 10/31/23(m)		1,388	1,387,184
Core & Main LP, Term Loan, 08/01/24(m)		2,164	2,143,604
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.04%, 08/13/25		247	246,581
Plaskolite PPC Intermediate II LLC, 1st Lien Term Loan, 12/15/25(m)		477	450,910
TAMKO Building Products, Inc., 1st Lien Term Loan B, 05/29/26(m)		286	285,912

			4,514,191

Containers & Packaging — 0.9%
Berry Global, Inc., Term Loan Q, 10/01/22(m)		1,908	1,915,506
Berry Plastics, Term Loan U, (LIBOR USD 1 Month + 2.50%), 4.55%, 07/01/26		978	969,994
BWAY Holding Co., Term Loan, 04/03/24(m)		1,131	1,106,633
Charter NEX US, Inc., 1st Lien Term Loan:
(LIBOR USD 1 Month + 3.00%), 5.04%, 05/16/24		1,095	1,083,763
(LIBOR USD 1 Month + 3.50%), 5.54%, 05/16/24		431	430,291
Flex Acquisition Co., Inc., Term Loan, 12/29/23(m)		1,280	1,231,468
Pregis TopCo LLC, Term Loan, (LIBOR USD 6 Month + 4.00%), 6.25%, 07/31/26		329	327,766
Reynolds Group Holdings, Inc., 1st Lien Term Loan, 02/05/23(m)		3,030	3,034,163

			10,099,584

Diversified Consumer Services — 0.5%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.79%, 04/04/24		1,369	1,368,791
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.79%, 11/07/23		677	677,290
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.75%, 12/07/24		226	226,699
SIRVA Worldwide, Inc., 1st Lien Term Loan, 08/04/25(d)(m)		499	481,244
Spin Holdco, Inc., 1st Lien Term Loan B, 11/14/22(m)		1,883	1,850,013
TierPoint LLC, Term Loan, 05/06/24(m)		447	413,469
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.79%, 03/19/26		513	514,404

			5,531,910

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 0.9%
Advisor Group Holdings, Inc., Term Loan, 07/31/26(m)	USD	731	$715,466
CLEAResult Consulting, Inc., Term Loan, 08/15/25(m)		352	342,116
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 07/11/25		681	661,719
SMG US Midco 2, Inc., Term Loan, 01/23/25(m)		575	569,959
Sotheby’s, Inc., Term Loan B, 01/22/27(m)		868	857,697
Spring Education Group, Inc., Term Loan, 07/30/25(m)		572	571,190
Starwood Property Mortgage LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.54%, 07/26/26		181	181,000
Triton Bidco, Term Loan B, 09/10/26(m)		3,783	3,720,921
VICI Properties 1 LLC, Term Loan B, 12/20/24(m)		1,850	1,853,960
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.53%, 04/15/25		1,111	1,108,632

			10,582,660

Diversified Telecommunication Services — 0.6%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.81%, 01/31/26		577	561,083
Altice Financing SA, Term Loan B, (LIBOR USD 6 Month + 2.75%), 4.95%, 07/15/25		283	275,235
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.03%, 08/14/26		1,368	1,363,367
CenturyLink, Inc., Term Loan, 01/31/25(m)		717	712,246
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.05%, 10/05/23		25	24,093
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.29%, 02/22/24		939	940,269
MTN Infrastructure TopCo, Inc., Term Loan, 11/15/24(m)		1,122	1,109,328
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.72%, 01/31/26		306	303,076
Telesat Canada, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.61%, 11/17/23		301	301,484
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.04%, 01/19/21		654	654,648

			6,244,829

Electric Utilities — 0.1%
Calpine Construction Finance Co. LP, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.54%, 01/15/25		106	106,132
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 12/13/25		420	414,777
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.30%, 05/03/25		56	56,621
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.04%, 08/04/23		308	308,483
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.02%, 12/31/25		380	380,905

			1,266,918

Security		Par (000)	Value

Electrical Equipment — 0.2%
Dell International LLC, Term Loan B, 09/19/25(m)	USD	1,068	$1,072,238
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.54%, 02/12/25		708	687,240
MH Sub 1 LLC, 1st Lien Term Loan, 09/13/24(m)		575	569,955

			2,329,433

Energy Equipment & Services — 0.0%
McDermott International, Inc., Term Loan, 05/09/25(m)		672	422,209

Entertainment — 0.4%
Creative Artists Agency LLC, Term Loan B, 02/15/24(m)		1,382	1,388,228
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, 07/03/24(d)(m)		748	746,967
Live Nation Entertainment, Inc., 1st Lien Term Loan B3, (LIBOR USD 3 Month + 1.75%), 3.69%, 10/31/23		133	133,651
PCI Gaming Authority, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 05/29/26		678	681,358
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 05/24/25		143	140,369
William Morris Endeavor Entertainment LLC, Term Loan B, 05/18/25(m)		1,606	1,557,453

			4,648,026

Equity Real Estate Investment Trusts (REITs) — 0.3%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.55%, 03/25/24		94	94,058
Claros Mortgage Trust, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.29%, 08/09/26(d)		608	608,000
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 08/21/25		1,012	1,012,345
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.05%, 03/22/24		407	362,469
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.79%, 01/02/26		889	879,860
RHP Hotel Properties LP, 1st Lien Term Loan B, 05/11/24(m)		554	554,103

			3,510,835

Food & Staples Retailing — 0.3%
Albertson’s LLC, Term Loan:
(LIBOR USD 1 Month + 2.75%), 4.79%, 11/17/25		255	256,755
(LIBOR USD 1 Month + 2.75%), 4.79%, 08/17/26		3	3,510
BCPE Empire Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.04%, 06/11/26		397	391,081
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.73%, 05/23/25		116	108,482
H-Food Incremental, Term Loan, 05/23/25(m)		736	694,982
US Foods, Inc., Term Loan B:
(LIBOR USD 1 Month + 2.00%), 4.04%, 06/27/23		972	975,380
08/14/26(m)		756	758,366

			3,188,556

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products — 0.6%
8th Avenue Food & Provisions, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 10/01/25	USD	149	$149,124
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 3.79%, 03/11/25		680	680,725
Chobani LLC, Term Loan, 10/10/23(m)		1,535	1,520,380
Hostess Brands LLC, Term Loan, 08/03/22(m)		1,441	1,440,199
JBS USA LLC, Term Loan B, 05/01/26(m)		1,099	1,103,837
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.28%, 05/15/24		527	525,030
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 05/24/24		591	592,389
TMK Hawk Parent Corp., Term Loan, 08/28/24(m)		1,269	1,053,857

			7,065,541

Health Care Equipment & Supplies — 0.2%
Immucor, Inc., 1st Lien Term Loan, 06/15/21(m)		1,854	1,850,329

Health Care Providers & Services — 1.1%
AHP Health Partners, Inc., Term Loan, 06/30/25(m)		329	329,243
Azalea TopCo, Inc., Term Loan, 07/24/26(m)		917	913,946
CHG Healthcare Services, Inc., Term Loan B, 06/07/23(m)		974	971,847
Concentra, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.54%, 06/01/22(d)		225	225,832
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, 05/31/25(m)		580	570,329
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.55%, 12/20/24		221	205,417
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 10/10/25		707	574,482
Femur Buyer, Inc., Term Loan, 03/05/26(d)(m)		252	252,368
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 5.81%, 07/02/25		740	743,415
HC Group Holdings III, Inc., 1st Lien Term Loan B, 04/07/22(m)		459	457,279
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 03/13/25		567	568,616
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(m)		1,195	1,136,881
nThrive, Inc., 1st Lien Term Loan, 10/20/22(m)		1,131	1,013,960
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(m)		1,909	1,843,744
Radiology Partners, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.06% - 7.39%, 07/09/25		293	288,754
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.79%, 02/06/24		429	352,020
Vizient, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.50%), 4.54%, 05/06/26		218	218,843
Wink Holdco, Inc., Term Loan, 12/02/24(m)		723	710,137
WP CityMD Bidco LLC, Term Loan, 08/13/26(m)		723	714,642

			12,091,755

Health Care Technology — 0.4%
Athenahealth, Inc., Term Loan B, 02/05/26(m)		1,873	1,865,811
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.54%, 03/01/24		1,664	1,654,987
Goodrx, Inc., Term Loan, 10/10/25(m)		548	547,506

			4,068,304

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 1.9%
1011778 BC ULC, Term Loan, 02/16/24(m)	USD	1,733	$1,737,729
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.03%, 10/19/24		253	253,889
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.17% - 4.65%, 09/15/23		996	998,438
Caesars Resort Collection LLC, Term Loan, 12/23/24(m)		2,011	1,996,670
CityCenter Holdings LLC, Term Loan B, 04/18/24(m)		1,706	1,708,517
Eldorado Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.31%, 04/17/24		130	129,487
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.04%, 11/30/23		1,381	1,386,688
Golden Nugget, Inc., 1st Lien Term Loan, 10/04/23(m)		831	829,975
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.77%, 06/22/26		967	972,655
IRB Holding Corp., Term Loan B, 02/05/25(m)		1,863	1,853,796
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.79%, 04/03/25		412	412,709
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 3.75%), 5.90%, 12/16/24		470	471,246
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 03/21/25		1,789	1,792,112
Motorcity Casino Hotel, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.29%, 08/06/21		495	495,533
Playa Resorts Holding BV, 1st Lien Term Loan B, 04/29/24(d)(m)		595	576,804
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.79% - 4.90%, 08/14/24		1,259	1,247,256
Stars Group Holdings BV, Term Loan, 07/10/25(m)		1,920	1,926,960
Station Casinos LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.55%, 06/08/23		1,012	1,014,812
Whatabrands LLC, Term Loan, 08/02/26(m)		1,423	1,428,521
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.79%, 05/30/25		446	448,069

			21,681,866

Household Durables — 0.0%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.54% - 5.56%, 11/08/23		178	108,740
(LIBOR USD 1 Month + 8.00%), 10.06%, 11/08/24		17	5,548

			114,288

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 3.87%, 05/31/22		13	12,556
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.61%, 01/15/24		79	78,940
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.54%, 08/12/26		362	362,476
Calpine Corp., Term Loan B9, (LIBOR USD 3 Month + 2.75%), 4.86%, 04/05/26		1,124	1,126,296

			1,580,268

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.4%
Filtration Group Corp., Term Loan B, 03/29/25(m)	USD	1,238	$1,240,132
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29% - 5.35%, 02/21/25		602	581,313
RBS Global, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.04%, 08/21/24		296	297,444
Sundyne US Purchaser, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.04%, 04/23/26(d)		746	744,669
Vertiv Co., Term Loan B, 11/30/23(m)		2,106	2,000,694

			4,864,252

Insurance — 1.2%
Alliant Holdings Intermediate LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 05/09/25		166	164,067
Alliant Holdings Intermediate LLC, Term Loan, 05/09/25(m)		1,810	1,777,980
AmWINS Group, Inc., Term Loan, 01/25/24(m)		1,657	1,656,526
AssuredPartners, Inc., Term Loan, 10/22/24(m)		1,290	1,282,969
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.04%, 11/03/23		457	458,515
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.54%, 08/04/25		554	562,587
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 11/03/24		272	272,989
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 5.04%, 08/04/22		1,049	1,052,413
HUB International Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.27%, 04/25/25		1,409	1,392,049
Sedgwick, 1st Lien Term Loan, 12/31/25(m)		2,104	2,067,236
Sedgwick, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.04%, 09/03/26		921	921,383
USI, Inc., 1st Lien Term Loan B, 05/16/24(m)		1,449	1,423,707

			13,032,421

IT Services — 2.2%
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.25%), 4.41%, 03/20/25		99	98,562
Applied Systems, Inc., Term Loan:
09/19/24(m)		1,327	1,324,862
(LIBOR USD 3 Month + 7.00%), 9.10%, 09/19/25		100	100,383
Boxer Parent Co., Inc., Term Loan B, 10/02/25(m)		1,302	1,252,008
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.79%, 04/28/25		134	134,871
CCC Information Services, Inc., Term Loan, 04/29/24(m)		860	855,644
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.30%, 06/01/22		790	789,899
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.54%, 11/27/24(d)		211	212,724
GoDaddy, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 02/15/24		670	671,099
Greeneden US Holdings I LLC, Term Loan B, 12/01/23(m)		659	654,534
IG Investments Holdings LLC, Term Loan, 05/23/25(m)		1,577	1,567,284
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 11/29/24		1,495	1,430,217

Security		Par (000)	Value

IT Services (continued)
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.29%, 12/01/25(d)	USD	197	$178,967
Outfront Media Capital LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 03/18/24		51	51,412
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.38%, 08/01/25		168	120,960
Rackspace Hosting, Inc., Term Loan, 11/03/23(m)		623	570,477
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.04%, 02/22/24		898	900,784
Solera LLC, Term Loan B1, 03/03/23(m)		2,220	2,208,237
Sophia LP, 1st Lien Term Loan B, 09/30/22(m)		2,564	2,563,899
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B5, (LIBOR USD 1 Month + 2.25%), 4.29%, 04/16/25		2,478	2,486,739
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.29%, 04/16/25		340	341,073
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.29%, 07/08/22		202	202,128
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.04%, 04/10/23		1,507	1,510,779
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.54%, 08/27/25.		1,930	1,935,099
Vertafore, Inc., Term Loan B, 07/02/25(m)		1,171	1,136,208
WEX, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.29%, 05/15/26		1,380	1,386,037

			24,684,886

Life Sciences Tools & Services — 0.3%
Albany Molecular Research, Inc., Term Loan:
08/30/24(m)		687	676,464
(LIBOR USD 1 Month + 7.00%), 9.04%, 08/30/25		60	59,400
Avantor Funding, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 11/21/24		618	622,531
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.10%, 03/07/24		61	61,283
Sotera Health Holdings LLC, Term Loan:
05/15/22(m)		1,494	1,475,740
(LIBOR USD1 Month + 3.50%), 5.57%, 05/15/22		255	254,510

			3,149,928

Machinery — 0.4%
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.10%, 05/18/24		173	173,348
Gardner Denver, Inc., Term Loan B, 07/30/24(m)		627	628,627
Gates Global LLC, Term Loan B, 04/01/24(m)		1,448	1,423,336
Terex Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.79%, 01/31/24		71	70,821
Titan Acquisition Ltd., Term Loan, 03/28/25(m)		2,071	1,985,688
WELBILT, Inc., Term Loan, 10/11/25(d)(m)		443	443,754

			4,725,574

Media — 1.4%
Ascend Learning LLC, Term Loan B, 07/12/24(m)		889	884,412
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.80%, 05/01/24		271	271,155

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.28%, 07/17/25	USD	229	$228,324
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.05%, 04/30/25		811	815,354
Clear Channel Outdoor Holdings, Inc., Term Loan, 08/21/26(m)		3,076	3,082,583
CSC Holdings LLC, Term Loan B, 01/25/26(m)		888	887,959
Diamond Sports Group LLC, Term Loan, 08/24/26(m)		1,377	1,383,885
Gray Television, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/02/26		171	171,882
Gray Television, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.58%, 02/07/24		213	213,262
iHeartCommunications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 6.10%, 05/01/26		708	712,092
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.55%, 01/02/24		405	409,181
Learfield Communications LLC, Term Loan, 12/01/23(m)		965	967,790
Lions Gate Capital Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.29%, 03/24/25		559	556,746
Midcontinent Communications, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.28%, 08/15/26		218	219,437
Nexstar Broadcasting, Inc., Term Loan, 09/18/26(m)		476	477,933
Radiate Holdco LLC, 1st Lien Term Loan, 02/01/24(m)		978	973,903
Telenet Financing LLC, Term Loan, 08/15/26(m)		555	554,971
Trader Corp., Term Loan, 09/28/23(d)(m)		1,725	1,716,739
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.79%, 03/15/24		517	501,543
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.53%, 01/15/26		747	747,000

			15,776,151

Metals & Mining — 0.1%
Ball Metalpack Finco LLC, Term Loan, 07/31/25(m)		320	299,783
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.04%, 03/08/24		1,107	1,106,704

			1,406,487

Multiline Retail — 0.0%
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.54%, 08/16/23		245	233,043
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.06%, 10/25/23		377	285,835

			518,878

Multi-Utilities — 0.1%
Exgen Renewables IV LLC, Term Loan, 11/28/24(m)		728	711,535
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.29%, 12/08/23		198	196,530

			908,065

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 6.79%, 11/03/25	USD	136	$121,528
California Resources Corp., Term Loan, 12/31/21(m)		649	563,123
CNX Resources Corp., Term Loan, 11/28/22(m)		284	281,166
EURO Garages Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.10%, 02/07/25		892	880,920
EURO Garages Ltd., Term Loan B1, (LIBOR USD 3 Month + 4.00%), 6.10%, 02/07/25		113	111,831
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.60%, 06/30/25		182	178,341

			2,136,909

Personal Products — 0.1%
Sunshine Luxembourg VII SARL, Term Loan, 09/23/26(m)		768	771,203

Pharmaceuticals — 0.8%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.56%, 03/21/25		428	364,111
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 06/02/25		2,636	2,645,845
Catalent, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.29%, 05/08/26		838	839,700
Endo Pharmaceuticals, Inc., Term Loan B, 04/29/24(m)		735	667,737
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.20%, 01/31/25		699	702,257
Jaguar Holding Co. I, Term Loan, 08/18/22(m)		3,562	3,563,007
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.85%, 09/24/24		153	113,951
National Veterinary Associates, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.79%, 02/02/25		638	636,791

			9,533,399

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(m)		1,658	1,667,766

Real Estate Management & Development — 0.1%
ESH Hospitality, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.04%, 09/18/26		433	435,157
Forest City Enterprises LP, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.04%, 12/08/25		480	483,372
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.30%, 02/08/25		244	231,570

			1,150,099

Road & Rail — 0.2%
Uber Technologies, Inc., Term Loan(m):(m)
07/13/23		1,523	1,510,171
03/14/25		197	195,881

			1,706,052

Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.05%, 05/29/25		567	567,670
ON Semiconductor Corp., Term Loan B, 09/19/26(m)		228	229,416

			797,086

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 1.8%
CERENCE, Inc., Term Loan, 09/30/24(d)(m)	USD	332	$312,080
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.01%, 09/29/23		314	287,975
Infor US, Inc., Term Loan, 02/01/22(m)		3,555	3,557,347
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.29%, 08/05/22		2,207	2,215,125
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(m)		3,195	3,200,541
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.50%, 11/01/24		365	370,019
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 09/30/24		1,933	1,936,790
PowerSchool Group LLC, 1st Lien Term Loan, 07/31/25(m)		464	455,761
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 10/01/25		2,049	2,059,179
RP Crown Parent LLC, 1st Lien Term Loan, 10/12/23(m)		1,105	1,105,269
SolarWinds Holdings, Inc., Term Loan B, 02/05/24(m)		2,206	2,207,203
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.29%, 04/16/25		225	225,233
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.07%, 06/30/26		1,871	1,871,685
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 05/04/26		743	746,715

			20,550,922

Specialty Retail — 0.3%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.71%, 11/07/24(d)		559	559,977
Belron Finance US LLC, Term Loan B1, (LIBOR USD 3 Month + 2.50%), 4.68%, 11/06/25(d)		92	92,649
IAA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.31%, 06/29/26		212	212,501
MED ParentCo LP, Term Loan, 07/31/26(m)		577	571,434
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.85%, 08/18/21		433	417,241
Optiv, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 02/01/24(d)		105	80,713
PetSmart, Inc., Term Loan, 03/11/22(m)		965	940,277

			2,874,792

Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.86%, 04/29/23		1,528	1,522,148

Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.29%, 01/02/25		471	469,301
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.79%, 10/17/23		1,007	1,010,249
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.79%, 10/31/25		207	207,425

			1,686,975

Wireless Telecommunication Services — 0.3%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.34%, 05/27/24		584	504,780
Hargray Communications Group, Inc., Term Loan, 05/16/24(m)		457	456,046

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
New LightSquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20	USD	378	$295,414
SBA Senior Finance II LLC, 2nd Lien Term Loan B, 04/06/25(m)		1,241	1,241,318
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.56%, 02/02/24		456	452,664

			2,950,222

Total Floating Rate Loan Interests — 23.0% (Cost: $261,584,739)			260,412,472

Foreign Agency Obligations — 1.3%

Chile — 0.2%
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/27		500	525,156
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24		520	564,574
Empresa Nacional del Petroleo:
3.75%, 08/05/26		600	620,438
5.25%, 11/06/29(b)		220	252,271

			1,962,439

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	105,179
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(j)	USD	300	300,000
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	191,730
Xi’an Municipal Infrastructure Construction Investment Group Corp. Ltd., 4.00%, 06/24/22		215	216,613

			813,522

Colombia — 0.1%
Ecopetrol SA, 4.13%, 01/16/25		1,200	1,258,920

France — 0.0%
Electricite de France SA, (GBP Swap 13 Year + 3.96%), 6.00%(a)(j)	GBP	200	267,181

India — 0.3%
Indian Oil Corp. Ltd., 4.75%, 01/16/24	USD	1,200	1,279,125
Oil lndia Ltd., 5.13%, 02/04/29		640	726,600
Power Finance Corp. Ltd.:
3.75%, 06/18/24		315	321,492
3.75%, 12/06/27		303	302,716
4.50%, 06/18/29		365	381,311
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		497	521,539

			3,532,783

Indonesia — 0.2%
Bank Mandiri Persero Tbk. PT, 3.75%, 04/11/24		205	211,791
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23(b)		200	220,562
Pertamina Persero PT, 4.30%, 05/20/23		1,250	1,313,672
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		270	286,031

			2,032,056

Israel — 0.1%
Israel Electric Corp. Ltd., Series 6, 5.00%, 11/12/24(b)		660	725,381

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mexico — 0.0%
Petroleos Mexicanos:
6.50%, 03/13/27	USD	461	$478,907
5.35%, 02/12/28		140	133,963

			612,870

Morocco — 0.0%
OCP SA, 4.50%, 10/22/25		600	630,000

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25		400	440,500
Petroleos del Peru SA, 5.63%, 06/19/47		500	593,750

			1,034,250

South Africa — 0.1%
Transnet SOC Ltd., 4.00%, 07/26/22		660	664,744

Sri Lanka — 0.1%
SriLankan Airlines Ltd., 7.00%, 06/25/24		1,700	1,694,066

Total Foreign Agency Obligations — 1.3% (Cost: $14,623,912)			15,228,212

Foreign Government Obligations — 0.3%

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.45%, 02/20/29		825	910,594

Maldives — 0.1%
Republic of Maldives, 7.00%, 06/07/22		900	850,500

Qatar — 0.0%
State of Qatar, 3.25%, 06/02/26		500	523,750

Sri Lanka — 0.1%
Democratic Socialist Republic of Sri Lanka, 6.83%, 07/18/26		1,000	987,812

Total Foreign Government Obligations — 0.3% (Cost: $3,212,844)			3,272,656

		Shares

Investment Companies — 6.6%
Invesco Senior Loan ETF		530,000	11,972,700
iShares 0-5 Year High Yield Corporate Bond ETF*		530,200	24,648,998
iShares Floating Rate Bond ETF*		491,932	25,073,774
iShares J.P. Morgan USD Emerging Markets Bond ETF*		32,813	3,719,353
SPDR S&P Oil & Gas Exploration & Production ETF		10,302	230,353
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		277,366	9,153,078

Total Investment Companies — 6.6% (Cost: $74,816,845)			74,798,256

		Par (000)

Non-Agency Mortgage-Backed Securities — 2.7%

Collateralized Mortgage Obligations — 1.1%
Alternative Loan Trust:
Series 2006-OA11, Class A1B, 2.21%, 09/25/46(c)		3,161	2,985,687
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		2,583	1,807,569
CGMSE, Series 2014-2X, 5.70%, 11/17/31(c)	EUR	117	122,474

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
LSTAR Securities Investment Trust, Series 2019-1, Class A1, 3.79%, 03/01/24(b)(c)	USD	1,206	$1,206,656
MCM Trust, Series 2018-NPL2, Class A, 4.00%, 10/25/28(b)(d)(f)		3,159	3,182,368
New Residential Mortgage Loan Trust, Series 2019-RPL1, Class A1, 4.33%, 02/26/24(b)(f)		3,321	3,343,950

			12,648,704

Commercial Mortgage-Backed Securities — 1.3%
BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.73%, 08/14/34(b)(c)		1,000	1,002,024
Citigroup Commercial Mortgage Trust(b):
Series 2015-SHP2, Class B, 3.88%, 07/15/27(c)		2,000	2,002,457
Series 2016-GC37, Class D, 2.79%, 04/10/49		1,000	853,738
Commercial Mortgage Trust, Series 2016- 667M, Class D, 3.28%, 10/10/36(b)(c)		1,000	1,013,731
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52		2,858	2,971,018
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.63%, 08/10/49(b)(c)		530	514,200
DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.65%, 10/10/34(b)(c)		990	1,018,907
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 07/10/48		440	419,236
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.80%, 03/15/50(b)(c)		990	1,041,757
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.27%, 07/15/50(b)(c)		1,000	1,005,554
Series 2015-C25, Class D, 3.07%, 10/15/48		650	630,729
ROCKT, Series 2019-1A, 6.47%, 04/20/32(c)		500	498,246
Wells Fargo Commercial Mortgage Trust(c):
Series 2015-C30, Class C, 4.65%, 09/15/58		1,000	1,062,916
Series 2016-NXS5, Class D, 5.04%, 01/15/59		750	800,069

			14,834,582

Interest Only Commercial Mortgage-Backed Securities — 0.3%(c)
Benchmark Mortgage Trust, Series 2019-B13, Class XA, 1.00%, 08/15/57		25,708	2,213,837
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		8,700	388,107

			2,601,944

Total Non-Agency Mortgage-Backed Securities — 2.7% (Cost: $29,274,292)			30,085,230

	Beneficial Interest (000)

Other Interests — 0.0%(n)

Capital Markets — 0.0%
Millennium Corp. Claim(d)(h)		811	—

Total Other Interests — 0.0%			—

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Preferred Securities — 0.4%

Capital Trusts — 0.4%

Banks — 0.2%(j)(l)
Bank of America Corp.:
Series X. 6.25%	USD	370	$402,375
Series Z, 6.50%		30	33,375
Series AA, 6.10%		240	262,200
Series DD, 6.30%		60	67,500
JPMorgan Chase & Co., Series FF, 5.00%		1,630	1,666,463
Lloyds Banking Group pic, 6.41%(b)		100	105,000
Wells Fargo & Co., Series U, 5.87%		80	88,176

			2,625,089

Capital Markets — 0.1%(j)(l)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		33	32,396
Morgan Stanley, Series J, 5.55%		1,250	1,267,313

			1,299,709

Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series B, 6.63%(j)(l)		1,000	945,000

Total Capital Trusts — 0.4% (Cost: $4,852,782)			4,869,798

		Shares

Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15 - 12/15/15, cost $53,170)(j)(o)		56,090	40,536

Total Preferred Stocks — 0.0% (Cost: $54,874)			40,536

Total Preferred Securities — 0.4% (Cost: $4,907,656)			4,910,334

		Par (000)

U.S. Government Sponsored Agency Securities — 0.1%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class B1, (LIBOR USD 1 Month + 3.15%), 5.17%, 07/25/30(a)		1,500	1,521,327

Total U.S. Government Sponsored Agency Securities — 0.1% (Cost: $1,500,000)			1,521,327

U.S. Treasury Obligations — 2.1%
U.S. Treasury Notes:
2.63%, 07/31/20		22,000	22,136,641
3.13%, 11/15/28		1,000	1,122,656

Total U.S. Treasury Obligations — 2.1% (Cost: $23,032,703)			23,259,297

Security	Shares	Value

Warrants — 0.0%

Media — 0.0%
iHeartMedia, Inc. (Issued/exercisable 06/05/19, 1 share for 1 warrant, Expires 12/31/19, Strike Price USD 1.00)(h)	5,989	$89,829

Total Warrants — 0.0%		89,829

Total Long-Term Investments — 92.2% (Cost: $1,036,375,410)		1,045,971,274

Short-Term Securities — 11.2%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%*	124,707,965	124,707,965
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.77%	2,037,771	2,037,771

Total Short-Term Securities — 11.2% (Cost: $126,745,736)		126,745,736

Total Options Purchased — 0.0% (Cost: $2,985,290)		834,323

Total Investments Before Options Written — 103.4% (Cost: $1,166,106,436)		1,173,551,333

Total Options Written — (0.0)%

(Premium Received — $1,086,472)		(338,247)

Total Investments Net of Options Written — 103.4% (Cost: $1,165,019,964)		1,173,213,086

Liabilities in Excess of Other Assets — (3.4)%		(38,678,106)

Net Assets — 100.0%		$1,134,534,980

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Zero-coupon bond.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Convertible security.
(j)	Perpetual security with no stated maturity date.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $40,536, representing less than 0.05% of its net assets as of period end, and an original cost of $53,170.

(p)	Annualized 7-day yield as of period end.
*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 09/30/18	Shares Purchased	Shares Sold	Shares Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund,
Institutional Class(b)	13,740,642	110,967,323	—	124,707,965	$124,707,965	$1,680,399	$—		$—
iShares 0-5 Year High Yield Corporate Bond ETF	—	530,200	—	530,200	24,648,998	217,165	—		(17,057)
iShares Floating Rate Bond ETF	—	491,932	—	491,932	25,073,774	306,536	—		63,951
iShares J.P. Morgan USD Emerging Markets Bond ETF	80,842	46,279	(94,308)	32,813	3,719,353	364,176	129,802		118,146

					$178,150,090	$2,568,276	$129,802		$165,040

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	191	12/19/19	$31,002	$(451,556)
U.S. Treasury Ultra Bond	119	12/19/19	22,837	(345,176)
EURO STOXX 50 lndex	3	12/20/19	116	1,670
STOXX 600 Banks lndex	7	12/20/19	50	167
U.S. Treasury 2 Year Note	43	12/31/19	9,267	(25,538)
U.S. Treasury 5 Year Note	449	12/31/19	53,498	(369,229)

				(1,189,662)

Short Contracts
Euro-Bobl	24	12/06/19	3,548	15,393
Euro-Bund	17	12/06/19	3,229	26,927
Euro-Schatz	1	12/06/19	122	393
U.S. Treasury 10 Year Note	152	12/19/19	19,808	(19,208)
U.S. Treasury 10 Year Ultra Note	299	12/19/19	42,579	545,320
Long Gilt	2	12/27/19	330	(1,967)

				566,858

				$(622,804)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	363,696	EUR	330,000	BNP Paribas SA	10/03/19	$3,985
USD	799,229	EUR	730,000	Bank of America NA	10/11/19	3,008
USD	11,044	EUR	10,000	Citibank NA	10/11/19	137
USD	965,143	EUR	880,000	Goldman Sachs International	10/11/19	5,314
USD	60,875,909	EUR	55,220,000	JPMorgan Chase Bank NA	10/11/19	646,615
USD	785,420	EUR	710,000	UBS AG	10/11/19	11,012
USD	161,910	GBP	130,000	Citibank NA	10/11/19	2,007
USD	12,436	GBP	10,000	JPMorgan Chase Bank NA	10/11/19	136
USD	7,913,469	GBP	6,410,000	UBS AG	10/11/19	29,026
USD	554,699	CNY	3,956,262	Bank of America NA	12/12/19	1,640
USD	105,298	EUR	94,680	Barclays Bank plc	12/12/19	1,532
USD	3,336,550	JPY	356,844,048	Bank of America NA	12/12/19	19,226

						723,638

EUR	24,000,000	USD	26,298,694	Morgan Stanley & Co. International plc	10/11/19	(121,529)
EUR	110,000	USD	120,987	UBS AG	10/11/19	(1,008)
GBP	3,170,000	USD	3,916,829	BNP Paribas SA	10/11/19	(17,659)
USD	2,455,619	HKD	19,245,671	Bank of America NA	12/12/19	(1,808)
USD	1,088,910	TWD	33,736,596	Bank of America NA	12/12/19	(4,013)

						(146,017)

Net Unrealized Appreciation						$577,621

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares MSCI Emerging Markets ETF	44,538	10/18/19	USD	43.50	USD	182,027	$133,614
iShares Russell 2000 ETF	11,081	10/18/19	USD	171.00	USD	167,700	16,622
SPDR S&P 500 ETF Trust	9,234	10/18/19	USD	314.00	USD	274,037	23,085

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EURO STOXX 50 Index	35	12/20/19	EUR	3,800.00	EUR	1,249	$3,414

							176,735

Put
EURO STOXX 50 Index	1,211	10/18/19	EUR	3,250.00	EUR	43,226	40,258

							$216,993

OTC Credit Default Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty				Notional Amount (000)(a)	Value
	Rate/Reference	Frequency	Rate/Reference	Frequency		Expiration Date	Exercise Price
Put
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	CDX.NA.IG.32.V1	Quarterly	Morgan Stanley & Co. International plc	USD	USD	70.00	USD 25,000	$24,634
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	CDX.NA.IG.32.V1	Quarterly	Morgan Stanley & Co. International plc	USD	USD	70.00	USD 159,000	156,671

										$181,305

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty			Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency		Expiration Date	Exercise Price
Put
10-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	03/18/20	2.90%	USD 42,000	$6,566
30-Year Interest Rate Swap	2.50%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/13/21	2.50%	USD 18,000	429,459

									$436,025

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares MSCI Emerging Markets ETF	44,538	10/18/19	USD	44.00	USD	182,027	$(222,689)
iShares Russell 2000 ETF	11,081	10/18/19	USD	173.00	USD	167,700	(11,081)
SPDR S&P 500 ETF Trust	9,234	10/18/19	USD	315.00	USD	274,037	(23,085)

							(256,855)

Put
EURO STOXX 50 Index	1,211	10/18/19	EUR	3,150.00	EUR	43,226	(21,779)

							$(278,634)

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)	Value

Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.32.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/18/19	NR	USD	95.00	USD 25,000	$(8,100)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.32.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/18/19	NR	USD	95.00	USD 159,000	(51,513)

											$(59,613)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

ITRAXX.FINSR.28.V2	1.00%	Quarterly	12/20/22	NR		EUR	100		$2,336	$1,449	$887
CDX.NA.HY.32.V2	5.00%	Quarterly	06/20/24	BB+		USD	54,450		3,966,671	3,081,338	885,333
ITRAXX.EUR.Main.31.V2	1.00%	Quarterly	06/20/24	BBB+		EUR	700		19,020	15,143	3,877
ITRAXX.FINSR.31.V2	1.00%	Quarterly	06/20/24	A-		EUR	1,000		22,274	17,383	4,891

									$4,010,301	$3,115,313	$894,988

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	100	$(21,569)	$(23,343)	$1,774
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	31	(6,681)	(7,290)	609
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	170	(36,669)	(37,981)	1,312

							$(64,919)	$(68,614)	$3,695

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	16		$(2,900)	$(1,786)	$(1,114)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	33		(5,991)	(3,557)	(2,434)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	33		(5,996)	(3,560)	(2,436)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	20		(3,598)	(2,000)	(1,598)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	13		(2,399)	(1,333)	(1,066)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	100		2,358	1,033	1,325

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	NR	EUR	160		$(33,030)	$(21,502)	$(11,528)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	NR	USD	30		(944)	(1,944)	1,000
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	23		(5,185)	37	(5,222)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	54		(12,173)	428	(12,601)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	19		351	303	48
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	81		1,531	1,321	210
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	61		(3,661)	(4,977)	1,316
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	69		(4,142)	(4,879)	737
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-	EUR	60		513	(841)	1,354
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BB+	EUR	100		(2,708)	(2,649)	(59)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	66		(5,468)	(9,505)	4,037
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/26	B	EUR	130		30,649	32,879	(2,230)
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+	EUR	370		(28,526)	(34,684)	6,158

									$(81,319)	$(57,216)	$(24,103)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	2.09%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$ 3,115,313	$ —	$894,988	$—	$—
OTC Swaps	36,001	(161,831)	19,880	(40,288)	—
Options Written	N/A	N/A	830,094	(81,869)	(338,247)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,837	$—	$588,033	$—	$589,870
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	723,638	—	—	723,638
Options purchased
Investments at value — unaffiliated(b)	—	181,305	216,993	—	436,025	—	834,323
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	894,988	—	—	—	—	894,988
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	55,881	—	—	—	—	55,881

	$—	$1,132,174	$218,830	$723,638	$1,024,058	$—	$3,098,700

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	1,212,674	—	1,212,674
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	146,017	—	—	146,017
Options written
Options written at value	—	59,613	278,634	—	—	—	338,247
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	202,119	—	—	—	—	202,119

	$—	$261,732	$278,634	$146,017	$1,212,674	$—	$1,899,057

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(91,314)	$—	$11,716,687	$—	$11,625,373
Forward foreign currency exchange contracts	—	—	—	5,995,265	—	—	5,995,265
Options purchased(a)	—	37,523	(1,533,444)	(265,203)	(1,506,306)	—	(3,267,430)
Options written	—	31,457	1,402,036	—	353,894	—	1,787,387
Swaps	—	(1,495,099)	—	—	(56,029)	—	(1,551,128)

	$—	$(1,426,119)	$(222,722)	$5,730,062	$10,508,246	$—	$14,589,467

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(2,928)	—	(657,471)	—	(660,399)
Forward foreign currency exchange contracts	—	—	—	(85,086)	—	—	(85,086)
Options purchased(b)	—	(223,495)	(1,215,795)	—	(213,902)	—	(1,653,192)
Options written	—	97,037	524,497	—	—	—	621,534
Swaps	—	830,587	—	—	—	—	830,587

	$—	$704,129	$(694,226)	$(85,086)	$(871,373)	$—	$(946,556)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$178,179,571
Average notional value of contracts — short	64,983,460
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	76,889,275
Average amounts sold — in USD	8,051,580
Options:
Average value of option contracts purchased	330,043
Average value of option contracts written	169,354
Average notional value of swaption contracts purchased	104,555,000
Average notional value of swaption contracts written	55,565,000
Credit default swaps:
Average notional value — buy protection	139,138
Average notional value — sell protection	23,299,756
Total return swaps:
Average notional value	168,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$34,086	$34,486
Forward foreign currency exchange contracts	723,638	146,017
Options(a)	834,323	338,247
Swaps — Centrally cleared	167,064	—
Swaps — OTC(b)	55,881	202,119

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,814,992	$720,869
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(418,143)	(313,120)

Total derivative assets and liabilities subject to an MNA	$1,396,849	$407,749

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$25,648	$(25,648)	$—	$—	$—
Barclays Bank plc	2,997	(2,997)	—	—	—
BNP Paribas SA	4,594	(4,594)	—	—	—
Citibank NA	12,747	(12,747)	—	—	—
Credit Suisse International	40,526	(12,927)	—	—	27,599
Goldman Sachs International	5,314	(5,314)	—	—	—
JPMorgan Chase Bank NA	1,077,522	(49,974)	—	(310,000)	717,548
Morgan Stanley & Co. International plc	187,463	(187,463)	—	—	—
UBS AG	40,038	(1,008)	—	—	39,030

	$1,396,849	$(302,672)	$—	$(310,000)	$784,177

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America NA	$29,164	$(25,648)	$—	$—	$3,516
Barclays Bank plc	22,475	(2,997)	—	—	19,478
BNP Paribas SA	24,949	(4,594)	—	—	20,355
Citibank NA	18,396	(12,747)	—	—	5,649
Credit Suisse International	12,927	(12,927)	—	—	—
Goldman Sachs International	33,030	(5,314)	—	—	27,716
JPMorgan Chase Bank NA	49,974	(49,974)	—	—	—
Morgan Stanley & Co. International plc	215,826	(187,463)	—	(28,363)	—
UBS AG	1,008	(1,008)	—	—	—

	$407,749	$(302,672)	$—	$(28,363)	$76,714

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$81,654,164	$6,491,103	$88,145,267
Common Stocks:
Chemicals	494,891	—	—	494,891
Commercial Services & Supplies	—	—	6,675	6,675
Containers & Packaging	132,318	—	—	132,318
Diversified Telecommunication Services	—	133,461	—	133,461
Electric Utilities	—	—	61,232	61,232
Equity Real Estate Investment Trusts (REITs)	107,378	—	—	107,378
Health Care Providers & Services	—	27	—	27
Hotels, Restaurants & Leisure	80,960	—	—	80,960
Machinery	—	15,565	—	15,565
Media	205,793	74,824	—	280,617
Metals & Mining	289,381	—	—	289,381
Software	113	—	—	113
Corporate Bonds (a)	—	542,645,776	—	542,645,776
Floating Rate Loan Interests:
Aerospace & Defense	—	5,733,207	271,647	6,004,854
Air Freight & Logistics	—	680,358	—	680,358
Airlines	—	3,065,558	—	3,065,558
Auto Components	—	2,580,001	—	2,580,001
Building Products	—	1,449,884	—	1,449,884
Capital Markets	—	4,081,202	434,010	4,515,212
Chemicals	—	9,984,438	622,043	10,606,481
Commercial Services & Supplies	—	12,984,442	—	12,984,442
Communications Equipment	—	379,712	—	379,712
Construction & Engineering	—	940,253	—	940,253
Construction Materials	—	4,514,191	—	4,514,191
Containers & Packaging	—	10,099,584	—	10,099,584
Diversified Consumer Services	—	5,050,666	481,244	5,531,910
Diversified Financial Services	—	10,582,660	—	10,582,660
Diversified Telecommunication Services	—	6,244,829	—	6,244,829
Electric Utilities	—	1,266,918	—	1,266,918

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total

Electrical Equipment	$—	$2,329,433	$—	$2,329,433
Energy Equipment & Services	—	422,209	—	422,209
Entertainment	—	3,901,059	746,967	4,648,026
Equity Real Estate Investment Trusts (REITs)	—	2,902,835	608,000	3,510,835
Food & Staples Retailing	—	3,188,556	—	3,188,556
Food Products	—	7,065,541	—	7,065,541
Health Care Equipment & Supplies	—	1,850,329	—	1,850,329
Health Care Providers & Services	—	11,613,555	478,200	12,091,755
Health Care Technology	—	4,068,304	—	4,068,304
Hotels, Restaurants & Leisure	—	21,105,062	576,804	21,681,866
Household Durables	—	114,288	—	114,288
Independent Power and Renewable Electricity Producers	—	1,580,268	—	1,580,268
Industrial Conglomerates	—	4,119,583	744,669	4,864,252
Insurance	—	13,032,421	—	13,032,421
IT Services	—	24,293,195	391,691	24,684,886
Life Sciences Tools & Services	—	3,149,928	—	3,149,928
Machinery	—	4,281,820	443,754	4,725,574
Media	—	14,059,412	1,716,739	15,776,151
Metals & Mining	—	1,406,487	—	1,406,487
Multiline Retail	—	518,878	—	518,878
Multi-Utilities	—	908,065	—	908,065
Oil, Gas & Consumable Fuels	—	2,136,909	—	2,136,909
Personal Products	—	771,203	—	771,203
Pharmaceuticals	—	9,533,399	—	9,533,399
Professional Services	—	1,667,766	—	1,667,766
Real Estate Management & Development	—	1,150,099	—	1,150,099
Road & Rail	—	1,706,052	—	1,706,052
Semiconductors & Semiconductor Equipment	—	797,086	—	797,086
Software	—	20,238,842	312,080	20,550,922
Specialty Retail	—	2,141,453	733,339	2,874,792
Technology Hardware, Storage & Peripherals	—	1,522,148	—	1,522,148
Trading Companies & Distributors	—	1,686,975	—	1,686,975
Wireless Telecommunication Services	—	2,950,222	—	2,950,222
Foreign Agency Obligations(a)	—	15,228,212	—	15,228,212
Foreign Government Obligations(a)	—	3,272,656	—	3,272,656
Investment Companies	74,798,256	—	—	74,798,256
Non-Agency Mortgage-Backed Securities	—	26,902,862	3,182,368	30,085,230
Capital Trusts(a)	—	4,869,798	—	4,869,798
U.S. Government Sponsored Agency Securities	—	1,521,327	—	1,521,327
U.S. Treasury Obligations	—	23,259,297	—	23,259,297
Warrants(a)	—	89,829	—	89,829
Short-Term Securities	126,745,736	—	—	126,745,736
Options Purchased:
Credit contracts	—	181,305	—	181,305
Equity contracts	216,993	—	—	216,993
Interest rate contracts	—	436,025	—	436,025
Unfunded Floating Rate Loan Interests(b)	—	1,691	—	1,691
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(1,217)	—	(1,217)

Subtotal	$203,071,819	$952,136,887	$18,302,565	$1,173,511,271

Investments valued at NAV(c)				40,536

Total Investments				$1,173,551,807

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$914,868	$—	$914,868
Equity contracts	1,837	—	—	1,837
Foreign currency exchange contracts	—	723,638	—	723,638
Interest rate contracts	588,033	—	—	588,033
Liabilities:
Credit contracts	—	(99,901)	—	(99,901)
Equity contracts	(278,634)	—	—	(278,634)
Foreign currency exchange contracts	—	(146,017)	—	(146,017)

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) September 30, 2019	BlackRock Credit Strategies Income Fund

	Level 1	Level 2	Level 3	Total

Interest rate contracts	$(1,212,674)	$—	$—	$(1,212,674)

	$(901,438)	$1,392,588	$—	$491,150

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets/Liabilities:
Opening balance, as of September 30, 2018	$3,745,375	$108,783	$5,231,319	$—	$(110)	$9,085,367
Transfers into level 3	—	—	2,276,310	—	—	2,276,310
Transfers out of level 3	(2,897,500)	—	(2,046,640)	—	—	(4,944,140)
Accrued discounts/premiums	—	—	4,240	—	—	4,240
Net realized gain (loss)	(26,777)	(15,521)	(127,658)	5,674	—	(164,282)
Net change in unrealized appreciation (depreciation)(a)(b)	71,650	22,776	(30,850)	31,114	110	94,800
Purchases	7,889,019	7,249	7,017,913	3,582,041	—	18,496,222
Sales	(2,290,664)	(55,380)	(3,763,447)	(436,461)	—	(6,545,952)

Closing balance, as of September 30, 2019	$6,491,103	$67,907	$8,561,187	$3,182,368	$—	$18,302,565

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019 (b)	$69,525	$22,776	$(47,170)	$31,114	$—	$76,245

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 0.4%

Collateralized Mortgage Obligations — 0.4%
Seasoned Credit Risk Transfer Trust:
Series 2018-4, Class MA, 3.50%, 03/25/58	USD	1,177	$1,225,744
Series 2019-2, Class MA, 3.50%, 08/25/58		674	704,948

			1,930,692

Total Non-Agency Mortgage-Backed Securities — 0.4% (Cost: $1,834,073)			1,930,692

U.S. Government Sponsored Agency Securities — 184.1%

Collateralized Mortgage Obligations — 10.1%
Federal Home Loan Mortgage Corp.:
Series 3745, Class ZA, 4.00%, 10/15/40		353	393,524
Series 3780, Class ZA, 4.00%, 12/15/40		665	746,283
Series 3960, Class PL, 4.00%, 11/15/41		900	1,007,283
Series 4325, Class ZX, 4.50%, 04/15/44		2,423	2,830,686
Series 4384, Class LB, 3.50%, 08/15/43		1,500	1,599,631
Federal National Mortgage Association:
Series 1996-48, Class Z, 7.00%, 11/25/26		190	205,893
Series 2010-134, Class KZ, 4.50%, 12/25/40		485	522,836
Series 2010-141, Class LZ, 4.50%, 12/25/40		356	386,939
Series 2011-8, Class ZA, 4.00%, 02/25/41		2,817	2,998,284
Series 2011-131, Class LZ, 4.50%, 12/25/41		322	345,651
Series 2017-76, Class PB, 3.00%, 10/25/57		1,125	1,175,461
Federal National Mortgage Association Variable Rate Notes, Series 2018-32, Class PS, (LIBOR USD 1 Month + 7.23%), 4.88%, 05/25/48(a)		1,839	2,032,398
Government National Mortgage Association:
Series 2009-122, Class PY, 6.00%, 12/20/39		730	819,175
Series 2016-123, Class LM, 3.00%, 09/20/46		400	424,168
Series 2019-5, Class P, 3.50%, 07/20/48		778	805,165
Government National Mortgage Association Variable Rate Notes(b):
Series 2009-31, Class PT, 3.63%, 05/20/39		288	297,607
Series 2014-107, Class WX, 6.82%, 07/20/39		1,348	1,535,697
Series 2015-55, Class A, 5.39%, 03/16/36		10,154	11,404,569
Series 2015-103, Class B, 6.90%, 01/20/40		6,377	7,305,480
Series 2015-187, Class C, 5.26%, 03/20/41		10,915	12,564,338

			49,401,068

Commercial Mortgage-Backed Securities — 1.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		1,701	1,792,853
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		1,418	1,483,206
Federal National Mortgage Association ACES Variable Rate Notes, Series 2019-M1, Class A2, 3.67%, 09/25/28(b)		919	1,015,866
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		172	181,433
Series 2019-53, Class V, 2.75%, 08/16/31		454	470,711

			4,944,069

Interest Only Collateralized Mortgage Obligations — 1.2%
Federal Home Loan Mortgage Corp., Series 4062, Class GI, 4.00%, 02/15/41		119	11,110
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4901, Class CS, (LIBOR USD 1 Month + 6.10%), 4.07%, 07/25/49(a)		5,220	910,749

Security		Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Federal National Mortgage Association:
Series 2014-68, Class YI, 4.50%, 11/25/44	USD	186		$30,704
Series 2017-68, Class IE, 4.50%, 09/25/47		3,946		689,509
Series 2018-63, 3.00%, 09/25/48		829		115,595
Federal National Mortgage Association Variable Rate Notes(a):
Series 2015-66, Class AS, (LIBOR USD 1 Month + 6.25%), 4.23%, 09/25/45		7,089		1,242,382
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 4.08%, 09/25/46		1,100		193,401
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 4.08%, 05/25/39		1,374		244,892
Series 2016-81, Class CS, (LIBOR USD 1 Month + 6.10%), 4.08%, 11/25/46		1,951		330,708
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 4.13%, 09/25/47		1,479		303,432
Series 2019-25, Class SA, (LIBOR USD 1 Month + 6.05%), 4.03%, 06/25/49		5,077		1,020,266
Series 2019-35, Class SA, (LIBOR USD 1 Month + 6.10%), 4.08%, 07/25/49		2,867		498,113
Government National Mortgage Association:
Series 2014-113, Class NI, 5.00%, 07/20/44		232		44,110
Series 2017-139, Class IB, 4.50%, 09/20/47		750		111,355
Series 2017-144, Class DI, 4.50%, 09/20/47		577		83,173
Series 2018-89, Class CI, 5.00%, 12/20/47		720		143,828

				5,973,327

Interest Only Commercial Mortgage-Backed Securities — 2.2%
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2,0.64%,09/25/24(b)		39,173		867,277
Government National Mortgage Association Variable Rate Notes:
Series 2016-22, 0.77%, 11/16/55(b)		21,529		1,110,260
Series 2016-45, 1.01%, 02/16/58(b)		15,795		1,095,410
Series 2016-92, 1.01%, 04/16/58(b)		5,302		373,037
Series 2016-110, 1.03%, 05/16/58(b)		4,983		370,525
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)		11,594		1,042,313
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(a)		24,860		1,807,664
Series 2016-151, 1.09%, 06/16/58(b)		16,791		1,293,998
Series 2017-53, 0.69%, 11/16/56(b)		20,385		1,122,449
Series 2017-61, 0.77%, 05/16/59(b)		4,759		324,333
Series 2017-64, 0.72%, 11/16/57(b)		7,128		447,760
Series 2017-72, 0.68%, 04/16/57(b)		11,880		708,524

				10,563,550

Mortgage-Backed Securities — 169.6%
Federal Home Loan Mortgage Corp.:
3.00%, 06/01/35 - 07/01/35		1,587		1,632,759
3.50%, 07/01/26 - 09/01/26		53		54,439
4.00%, 04/01/20 - 05/01/26		203		212,199
5.00%, 05/01/35 - 12/01/38		102		113,079
5.65%, 05/01/37 - 12/01/37		1,011		1,102,650
5.75%, 08/01/37 - 04/01/38		1,603		1,757,063
7.50%, 03/01/27		—	(c)	94
Federal National Mortgage Association:
3.13%, 09/01/27		940		1,004,701
3.16%, 03/01/27		1,447		1,539,104
3.40%, 04/01/41		165		166,150
3.50%, 11/01/46		1,917		1,987,748
4.45%, 03/01/36 - 06/01/36		798		826,192
4.94%, 01/01/35 - 05/01/35		185		189,047
5.00%, 04/01/36		102		105,276

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
5.20%, 08/01/34 - 09/01/34	USD	282	$289,963
5.25%, 08/01/37 - 09/01/37		1,008	1,075,303
5.54%, 01/01/35		75	77,674
5.75%, 04/01/37		522	561,387
5.80%, 07/01/34		48	49,265
5.94%, 09/01/34		77	79,836
6.50%, 09/01/28 - 02/01/31		1,625	1,802,697
Government National Mortgage Association:
2.50%, 10/15/49(d)		9,380	9,466,986
3.00%, 05/15/42 - 09/20/46		18,372	18,972,016
3.00%, 10/15/49 - 11/15/49(d)		130,387	133,712,620
3.50%, 04/15/41 - 08/20/49		174,516	183,782,986
3.50%, 10/15/49(d)		46,239	47,901,617
4.00%, 10/20/41 - 12/20/47		53,851	57,031,584
4.00%, 10/15/49 - 11/15/49(d)		81,180	84,403,984
4.50%, 12/15/34 - 09/20/44		21,800	23,488,925
4.50%, 10/15/49 - 11/15/49(d)		107,577	112,352,584
5.00%, 09/15/28 - 09/20/48		33,613	36,571,847
5.00%, 10/15/49 - 11/15/49(d)		26,200	27,607,738
5.30%, 12/15/36 - 04/15/37		329	353,848
5.50%, 03/15/32 - 12/15/34		8,732	9,834,706
5.64%, 02/15/37 - 06/15/37		2,257	2,496,331
5.65%, 05/20/37 - 02/20/38		1,161	1,249,394
5.75%, 08/20/37 - 04/20/38		608	650,667
5.80%, 11/15/36 - 03/15/37		2,106	2,318,595
6.00%, 03/20/28 - 01/15/39		11,063	12,535,796
6.50%, 09/20/27 - 10/20/40		4,459	5,007,117
7.00%, 03/20/24 - 05/20/27		19	19,875
7.50%, 04/20/23 - 10/20/25		3	2,796
8.00%, 05/15/21 - 05/15/30		55	56,921
8.50%, 03/15/20 - 02/15/25		20	20,223
9.00%, 02/15/20 - 10/15/21		4	4,214
9.50%, 09/15/20 - 09/15/22		4	3,723
Uniform Mortgage-Backed Securities:
2.50%, 10/25/34(d)		154	155,308
3.00%, 07/01/35 - 06/01/43		22,820	23,502,195
3.00%, 10/25/49(d)		8,737	8,868,055
3.50%, 10/25/34(d)		1,796	1,857,457
3.50%, 03/01/43 - 08/01/43		2,148	2,250,049
4.00%, 07/01/43		3,674	3,923,523
5.00%, 01/01/21 - 07/01/35		1,748	1,929,482
5.25%, 07/01/37 - 08/01/37		628	676,080
5.50%, 12/01/32 - 04/01/35		144	160,756
6.50%, 08/01/35		817	927,240

			828,723,864

Total U.S. Government Sponsored Agency Securities — 184.1% (Cost: $889,851,459)			899,605,878

U.S. Treasury Obligations — 1.0%
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24		4,761	4,817,947

Total U.S. Treasury Obligations — 1.0% (Cost: $4,773,529)			4,817,947

Total Long-Term Investments — 185.5% (Cost: $896,459,061)			906,354,517

Security		Shares	Value

Short-Term Securities — 2.9%

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%(e)*		2,823,418	$2,823,418

Total Money Market Funds — 0.6% (Cost: $2,823,418)			2,823,418

	Par (000)

U.S. Treasury Obligations — 2.3%
U.S. Treasury Bills(f):
1.97%, 10/08/19		4,564	4,562,447
1.85%, 10/15/19		6,707	6,702,579

Total U.S. Treasury Obligations — 2.3% (Cost: $11,264,431)			11,265,026

Total Short-Term Securities — 2.9% (Cost: $14,087,849)			14,088,444

Total Options Purchased — 0.0% (Cost: $182,379)			14,494

Total Investments Before Options Written and TBA Sale Commitments — 188.4% (Cost: $910,729,289)			920,457,455

Total Options Written — (0.1)% (Premium Received — $377,896)			(399,529)

TBA Sale Commitments — (44.2)%(d)

Mortgage-Backed Securities — (44.2)%
Government National Mortgage Association:
3.00%, 10/15/49	USD	26,502	(27,194,572)
3.50%, 10/15/49 - 12/15/49		61,495	(63,698,877)
4.00%, 10/15/49		46,175	(48,019,294)
4.50%, 10/15/49		39,454	(41,228,874)
5.00%, 10/15/49		13,100	(13,811,289)
Uniform Mortgage-Backed Securities:
3.00%, 10/25/49 - 11/25/49		17,721	(17,981,350)
3.50%, 10/25/49		364	(373,356)
4.00%, 10/25/49		3,625	(3,761,362)

Total TBA Sale Commitments — (44.2)% (Proceeds: $215,882,759)			(216,068,974)

Total Investments Net of Options Written and TBA Sale Commitments — 144.1% (Cost: $694,468,634)			703,988,952

Liabilities in Excess of Other Assets — (44.1)%			(215,285,383)

Net Assets — 100.0%			$488,703,569

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Amount is less than 500.
(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.
(f)	Rates are discount rates or a range of discount rates as of period end.

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio

*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	3,163,813	(340,395)	2,823,418	$2,823,418	$74,427	$—	$—

(a)	Includes net capital gain distributions, if applicable.

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
90-day Eurodollar	35	12/16/19	$8,579	$(361)
U.S. Treasury 2 Year Note	40	12/31/19	8,620	(23,176)
90-day Eurodollar	105	03/16/20	25,812	24,868

				1,331

Short Contracts
U.S. Treasury 10 Year Note	282	12/19/19	36,748	(187,010)
U.S. Treasury 10 Year Ultra Note	15	12/19/19	2,136	8,145
U.S. Treasury Long Bond	55	12/19/19	8,927	127,926
U.S. Treasury Ultra Bond	6	12/19/19	1,151	14,038
U.S. Treasury 5 Year Note	87	12/31/19	10,366	77,434
90-day Eurodollar	20	06/15/20	4,922	(2,804)
90-day Eurodollar	10	09/14/20	2,463	(2,126)
90-day Eurodollar	10	12/14/20	2,463	(2,176)
90-day Eurodollar	10	03/15/21	2,465	(6,676)
90-day Eurodollar	10	06/14/21	2,466	(1,758)

				24,993

				$26,324

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty
Description	Rate	Frequency	Rate	Frequency		Expiration Date	Exercise Rate	Notional Amount (000)		Value

Put
2-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/22/20	2.00%	USD	38,500	$13,800
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	5,500	174
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	6,700	260
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	6,700	260

										$14,494

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-day Eurodollar December 2019 Futures	109	12/16/19	USD	98.25	USD	27,250	$(12,263)
90-day Eurodollar March 2020 Futures	186	03/16/20	USD	98.00	USD	46,500	(169,725)

							$(181,988)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.62%	Semi-Annual	Bank of America NA	11/06/19	1.62%	USD	5,100	$(60,732)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.22%	Semi-Annual	Bank of America NA	11/14/19	1.22%	USD	6,800	(12,954)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.18%	Semi-Annual	Barclays Bank plc	12/04/19	1.18%	USD	7,100	(18,678)

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.62%	Semi-Annual	Bank of America NA	12/11/19	1.62%	USD	4,900	$(74,073)

										(166,437)

Put
10-Year Interest Rate Swap	1.62%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/11/19	1.62%	USD	4,900	(51,104)

										$(217,541)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3.07%	Semi-Annual	3 month LIBOR	Quarterly	10/11/20	USD	16,350	$(358,306)	$—	$(358,306)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	10/15/20	USD	16,350	(354,983)	130	(355,113)
3.11%	Semi-Annual	3 month LIBOR	Quarterly	10/23/20	USD	16,350	(373,272)	—	(373,272)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	10/25/20	USD	16,350	(360,594)	—	(360,594)
2.66%	Semi-Annual	3 month LIBOR	Quarterly	02/06/23	USD	12,000	(443,280)	—	(443,280)
2.87%	Semi-Annual	3 month LIBOR	Quarterly	03/23/23	USD	9,600	(432,811)	—	(432,811)
3 month LIBOR	Quarterly	2.61%	Semi-Annual	02/07/24	USD	5,400	251,535	—	251,535
2.71%	Semi-Annual	3 month LIBOR	Quarterly	03/18/24	USD	13,300	(688,082)	—	(688,082)
3 month LIBOR	Quarterly	3.13%	Semi-Annual	05/22/28	USD	1,750	240,608	—	240,608
2.85%	Semi-Annual	3 month LIBOR	Quarterly	12/21/28	USD	2,000	(237,634)	—	(237,634)
2.64%	Semi-Annual	3 month LIBOR	Quarterly	03/14/29	USD	2,700	(257,622)	—	(257,622)
3 month LIBOR	Quarterly	2.52%	Semi-Annual	04/08/29	USD	4,000	365,713	—	365,713
3 month LIBOR	Quarterly	1.45%	Semi-Annual	08/19/29	USD	2,100	(27,159)	—	(27,159)
2.03%	Semi-Annual	3 month LIBOR	Quarterly	09/09/29	USD	8,200	(344,863)	—	(344,863)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	09/09/29	USD	1,800	(18,585)	—	(18,585)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	09/12/29	USD	1,400	(1,138)	—	(1,138)

							$(3,040,473)	$130	$(3,040,603)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

3 month LIBOR	London Interbank Offered Rate	2.09%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$130	$—	$857,856	$(3,898,459)	$—
Options Written	N/A	N/A	93,663	(115,296)	(399,529)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$252,411	$—	$252,411
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	14,494	—	14,494
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	857,856	—	857,856

	$—	$—	$—	$—	$1,124,761	$—	$1,124,761

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	226,087	—	226,087
Options written
Options written at value	—	—	—	—	399,529	—	399,529
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	3,898,459	—	3,898,459

	$—	$—	$—	$—	$4,524,075	$—	$4,524,075

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(7,814,818)	$—	$(7,814,818)
Options purchased(a)	—	—	—	—	31,735	—	31,735
Options written	—	—	—	—	471,928	—	471,928
Swaps	—	—	—	—	(223,159)	—	(223,159)

	$—	$—	$—	$—	$(7,534,314)	$—	$(7,534,314)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(679,625)	—	(679,625)
Options purchased(b)	—	—	—	—	(156,461)	—	(156,461)
Options written	—	—	—	—	(132,665)	—	(132,665)
Swaps	—	—	—	—	(3,327,207)	—	(3,327,207)

	$—	$—	$—	$—	$(4,295,958)	$—	$(4,295,958)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

56	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$35,348,984
Average notional value of contracts — short	111,724,169
Options:
Average value of option contracts purchased	—	(a)
Average value of option contracts written	110,485
Average notional value of swaption contracts purchased	26,250,000
Average notional value of swaption contracts written	53,500,000
Interest rate swaps:
Average notional value — pays fixed rate	114,475,000
Average notional value — receives fixed rate	14,875,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$30,173	$2,898
Options(a)	14,494	399,529
Swaps — Centrally cleared	4,119	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$48,786	$402,427
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(34,292)	(184,886)

Total derivative assets and liabilities subject to an MNA	$14,494	$217,541

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$174	$(174)	$—	$—	$—
Citibank NA	520	—	—	—	520
JPMorgan Chase Bank NA	13,800	—	—	—	13,800

	$14,494	$(174)	$—	$—	$14,320

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$198,863	$—	$—	$—	$198,863
Barclays Bank plc	18,678	(174)	—	(10,000)	8,504

	$217,541	$(174)	$—	$(10,000)	$207,367

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) September 30, 2019	BlackRock GNMA Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments(a)	$—	$906,354,517	$—	$906,354,517
Short-Term Securities:
Money Market Funds	2,823,418	—	—	2,823,418
U.S. Treasury Obligations	—	11,265,026	—	11,265,026
Options Purchased:
Interest rate contracts	—	14,494	—	14,494
Liabilities:
Investments:
TBA Sale Commitments	—	(216,068,974)	—	(216,068,974)

	$2,823,418	$701,565,063	$—	$704,388,481

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$252,411	$857,856	$—	$1,110,267
Liabilities:
Interest rate contracts	(408,075)	(4,116,000)	—	(4,524,075)

	$(155,664)	$(3,258,144)	$—	$(3,413,808)

(a)	See above Schedule of Investments for values in each security type. Investments categorized as Level 2 are included in security type.
(b)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

58	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 1.1%(a)
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.36%, 08/15/30(b)	USD	5,800	$5,801,807
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 3.74%, 11/24/31(b)		291	292,202
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		976	979,053

Total Asset-Backed Securities — 1.1% (Cost: $7,067,072)			7,073,062

Foreign Agency Obligations — 0.1%

Mexico — 0.1%
Petroleos Mexicanos:
6.38%, 02/04/21		35	36,531
(LIBOR USD 3 Month + 3.65%), 5.79%, 03/11/22(b)		23	23,917
6.88%, 08/04/26		54	58,050
6.50%, 03/13/27		31	32,204
5.35%, 02/12/28		72	68,895
7.69%, 01/23/50(a)		212	220,496

			440,093

Total Foreign Agency Obligations — 0.1% (Cost: $430,592)			440,093

Foreign Government Obligations — 0.9%

Colombia — 0.1%
Republic of Colombia:
10.00%, 07/24/24	COP	1,261,800	436,456
6.25%, 11/26/25		923,400	276,280

			712,736

France — 0.3%
Republic of France, 1.75%, 05/25/66(a)	EUR	1,140	1,737,316

Indonesia — 0.1%
Republic of Indonesia:
8.25%, 05/15/29	IDR	3,096,000	232,098
6.63%, 05/15/33		552,000	35,232
8.38%, 03/15/34		2,433,000	180,568
7.50%, 06/15/35		706,000	48,847
8.38%, 04/15/39		4,136,000	305,502

			802,247

Mexico — 0.3%
United Mexican States:
6.50%, 06/09/22	MXN	131	659,827
8.00%, 12/07/23		41	216,132
8.00%, 09/05/24		32	172,008
10.00%, 12/05/24		97	560,061

			1,608,028

Russia — 0.1%
Russian Federation, 8.50%, 09/17/31	RUB	43,503	750,032

South Africa — 0.0%
Republic of South Africa, 5.75%, 09/30/49	USD	200	199,350

Total Foreign Government Obligations — 0.9% (Cost: $5,839,592)			5,809,709

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 3.9%

Collateralized Mortgage Obligations — 0.6%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	1,162	$1,210,615
Series 2018-3, Class MA, 3.50%, 08/25/57		1,613	1,681,397
Series 2019-2, Class MA, 3.50%, 08/25/58		899	939,930

			3,831,942

Commercial Mortgage-Backed Securities — 2.8%
AREIT Trust, Series 2018-CRE1, Class A, 2.88%, 02/14/35(a)(c)		87	86,911
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29(a)		4,050	4,219,269
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52		929	965,737
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.56%, 07/10/39(a)(c)		526	547,592
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.39%, 06/13/52		852	915,631
Morgan Stanley Capital I Trust:
Series 2018-SUN, Class A, 2.93%, 07/15/35(a)(c)		1,480	1,478,135
Series 2019-H6, Class A4, 3.42%, 06/15/52		1,407	1,512,587
Series 2019-H7, Class A4, 3.26%, 07/15/52		1,757	1,866,752
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/13/49(a)		2,673	2,686,446
RAIT Trust, Series 2017-FL7, Class A, 2.98%, 06/15/37(a)(c)		213	212,070
UBS Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.92%, 09/15/52		2,821	2,905,624

			17,396,754

Interest Only Commercial Mortgage-Backed Securities — 0.5%(c)
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		28,981	429,984
Series 2015-WEST, Class XA, 1.08%, 02/10/37		14,427	654,090
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class XA, 0.73%, 11/15/51		3,502	147,677
Series 2019-C16, Class XA, 1.73%, 06/15/52		10,316	1,265,155
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.00%, 09/15/52		7,794	901,283

			3,398,189

Total Non-Agency Mortgage-Backed Securities — 3.9% (Cost: $24,278,910)			24,626,885

U.S. Government Sponsored Agency Securities — 70.7%

Agency Obligations — 0.8%
Federal Home Loan Bank, 4.00%, 04/10/28		4,100	4,795,164
Federal National Mortgage Association Variable Rate Notes, Series 1996-W1, Class AL, 7.25%, 03/25/26(d)		5	5,401

			4,800,565

Collateralized Mortgage Obligations — 3.3%
Federal Home Loan Mortgage Corp., Series 4901, Class BF, (LIBOR USD 1 Month + 0.40%), 2.43%, 07/25/49(b)		2,531	2,529,906
Federal National Mortgage Association:
Series 2011-8, Class ZA, 4.00%, 02/25/41		2,700	2,873,355
Series 2014-27, Class VC, 4.00%, 05/25/31		3,236	3,450,688

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2019-39, Class LF, (LIBOR USD 1 Month + 0.45%), 2.47%, 08/25/49(b)	USD	2,776	$2,770,332
Government National Mortgage Association:
Series 2016-123, Class LM, 3.00%, 09/20/46		500	530,210
Series 2019-21, Class FL, (LIBOR USD 1 Month + 0.45%), 2.49%, 02/20/49(b)		3,607	3,608,768
Series 2019-89, Class FH, (LIBOR USD 1 Month + 0.40%), 2.44%, 07/20/49(b)		3,629	3,625,339
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.82%, 07/20/39(d)		1,311	1,493,702

			20,882,300

Commercial Mortgage-Backed Securities — 1.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes(d):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		2,271	2,392,923
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		1,899	1,986,995
Federal National Mortgage Association ACES Variable Rate Notes, Series 2019-M1, Class A2, 3.67%, 09/25/28(d)		1,169	1,292,217
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		234	246,668
Series 2019-53, Class V, 2.75%, 08/16/31		613	636,014

			6,554,817

Interest Only Commercial Mortgage-Backed Securities — 2.0%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(d)		191,075	341,508
Federal National Mortgage Association ACES Variable Rate Notes, Series 2015-M1, Class X2, 0.64%, 09/25/24(d)		62,869	1,391,902
Government National Mortgage Association Variable Rate Notes:
Series 2005-9, 0.51%, 01/16/45(d)		2,939	32,136
Series 2005-50, 0.42%, 06/16/45(d)		1,699	12,648
Series 2006-30, 2.39%, 05/16/46(d)		1,137	65,489
Series 2016-22, 0.77%, 11/16/55(d)		25,163	1,297,667
Series 2016-45, 1.01%, 02/16/58(d)		19,986	1,386,087
Series 2016-92, 1.01%, 04/16/58(d)		6,878	483,924
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		14,798	1,330,391
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		31,161	2,265,794
Series 2016-151, 1.09%, 06/16/58(d)		9,871	760,716
Series 2017-30, 0.74%, 08/16/58(d)		6,990	411,223
Series 2017-44, 0.70%, 04/17/51(d)		7,109	395,158
Series 2017-53, 0.69%, 11/16/56(d)		19,620	1,080,291
Series 2017-61, 0.77%, 05/16/59(d)		4,822	328,627
Series 2017-64, 0.72%, 11/16/57(d)		8,299	521,331
Series 2017-72, 0.68%, 04/16/57(d)		12,557	748,921

			12,853,813

Mortgage-Backed Securities — 63.6%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		2,113	2,141,190
3.00%, 09/01/27 - 12/01/46		5,343	5,505,011
3.50%, 12/01/40 - 01/01/48		23,416	24,669,188
4.00%, 08/01/40 - 06/01/48		7,188	7,699,221
4.50%, 02/01/39 - 08/01/48		3,858	4,174,260
5.00%, 04/01/36 - 10/01/41		1,138	1,257,178
5.50%, 06/01/41		1,145	1,292,253

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association:
3.00%, 02/01/44	USD	659		$678,352
3.13%, 09/01/27		1,195		1,276,807
3.16%, 03/01/27		1,841		1,957,908
3.50%, 11/01/46		2,248		2,330,462
4.00%, 01/01/41		100		106,576
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		15,911		16,407,031
3.00%, 10/15/49(e)		1,532		1,572,035
3.50%, 01/15/42 - 10/20/46		26,154		27,394,453
3.50%, 10/15/49(e)		3,737		3,871,555
4.00%, 04/20/39 - 01/15/48		5,302		5,605,333
4.00%, 10/15/49 - 11/15/49(e)		16,853		17,520,866
4.50%, 12/20/39 - 09/20/48		6,282		6,757,722
4.50%, 10/15/49 - 11/15/49(e)		22,645		23,646,652
5.00%, 12/15/38 - 07/20/41		2,707		3,000,828
5.00%, 10/15/49 - 11/15/49(e)		520		547,940
7.00%, 06/15/23 - 11/15/23		—	(f)	48
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		1,271		1,260,861
2.50%, 04/01/30 - 02/01/33		7,063		7,155,217
2.50%, 10/25/34 - 10/25/49(e)		6,322		6,355,049
3.00%, 04/01/28 - 03/01/47		36,839		37,962,731
3.00%, 10/25/34 - 10/25/49(e)		21,360		21,698,942
3.50%, 11/01/28 - 01/01/48		34,168		35,954,969
3.50%, 10/25/49 - 11/25/49(e)		33,320		34,179,746
4.00%, 09/01/33 - 08/01/49		36,785		39,343,258
4.00%, 10/25/49 - 11/25/49(e)		30,457		31,613,184
4.50%, 02/01/25 - 07/01/48		8,480		9,166,542
4.50%, 10/25/49 - 11/25/49(e)		7,993		8,418,266
5.00%, 11/01/32 - 06/01/45		1,009		1,106,763
5.00%, 10/25/49(e)		2,268		2,429,063
5.50%, 02/01/35 - 04/01/41		3,497		3,933,997
6.00%, 05/01/33 - 06/01/41		3,154		3,621,378
6.50%, 05/01/40		695		800,823

				404,413,658

Total U.S. Government Sponsored Agency Securities — 70.7% (Cost: $444,788,956)				449,505,153

U.S. Treasury Obligations — 59.1%
U.S. Treasury Bonds:
4.25%, 05/15/39		1,760		2,424,125
4.50%, 08/15/39		1,760		2,503,119
4.38%, 11/15/39		1,760		2,468,881
3.13%, 02/15/43		6,770		8,074,547
2.88%, 05/15/43 - 11/15/46		13,280		15,294,746
3.63%, 08/15/43		6,770		8,731,449
3.75%, 11/15/43		6,770		8,904,930
3.00%, 02/15/48		6,510		7,729,353
2.25%, 08/15/49(g)		9,205		9,467,127
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24(g)		26,399		26,714,898
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25		42,310		42,680,024
2.50%, 12/31/20		19,530		19,697,836
1.13%, 07/31/21(g)		29,290		28,998,244
1.75%, 07/31/21 - 07/31/24		65,705		66,043,938
1.50%, 01/31/22 - 08/15/26		44,920		44,699,364
2.13%, 12/31/22(g)		13,020		13,242,255
2.75%, 05/31/23(g)		13,020		13,561,144
2.13%, 07/31/24 - 05/15/25		27,340		28,077,099
2.25%, 08/15/27		13,020		13,611,495
2.88%, 08/15/28		3,910		4,299,167
3.13%, 11/15/28		3,910		4,389,586

60	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.63%, 08/15/29(g)	USD	3,920	$3,901,931

Total U.S. Treasury Obligations — 59.1% (Cost: $362,509,109)			375,515,258

Total Long-Term Investments — 135.8% (Cost: $844,914,231)			862,970,160

Short-Term Securities — 1.1%

Commercial Paper — 0.8%
Macquarie Bank Ltd., 3.27%, 10/11/19(a)(h)		5,200	5,196,457

Total Commercial Paper — 0.8% (Cost: $5,195,407)			5,196,457

	Shares

Money Market Funds — 0.3%(i)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%*		1,676,500	1,676,500
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.77%		11,402	11,402

Total Money Market Funds — 0.3% (Cost: $1,687,902)			1,687,902

Total Short-Term Securities — 1.1% (Cost: $6,883,309)			6,884,359

Total Options Purchased — 0.0% (Cost: $363,693)			131,789

Total Investments Before Options Written and TBA Sale Commitments — 136.9% (Cost: $852,161,233)			869,986,308

Total Options Written — (0.1)% (Premium Received — $503,357)			(532,139)

Security		Par (000)	Value

TBA Sale Commitments — (17.7)%(e)

Mortgage-Backed Securities — (17.7)%
Government National Mortgage Association:
3.00%, 10/15/49	USD	10,312	$(10,581,707)
3.50%, 10/15/49 - 12/15/49		10,102	(10,461,546)
4.00%, 10/15/49		6,536	(6,797,057)
4.50%, 10/15/49		8,744	(9,210,769)
5.00%, 10/15/49		260	(274,117)
Uniform Mortgage-Backed Securities:
2.50%, 10/25/34 - 11/25/34		13,036	(13,145,912)
3.00%, 10/25/34 - 11/25/49		27,734	(28,148,292)
3.50%, 10/25/34 - 10/25/49		14,155	(14,531,550)
4.00%, 10/25/34 - 10/25/49		10,141	(10,525,459)
4.50%, 10/25/34 - 10/25/49		3,014	(3,164,862)
5.50%, 10/25/49		2,704	(2,926,974)
6.00%, 10/25/49		2,510	(2,777,080)

Total TBA Sale Commitments — (17.7)% (Proceeds: $112,428,787)			(112,545,325)

Total Investments Net of Options Written and TBA Sale Commitments — 119.1% (Cost: $739,229,089)			756,908,844

Liabilities in Excess of Other Assets — (19.1)%			(121,383,728)

Net Assets — 100.0%			$635,525,116

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction.
(f)	Amount is less than $500.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)	Annualized 7-day yield as of period end.
*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	6,255,598	(4,579,098)	1,676,500	$1,676,500	$90,449	$—		$—

(a)	Includes net capital gain distributions, if applicable.

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of America Securities, Inc.	2.50%	09/30/19	10/01/19	$7,875,000	$7,875,547	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.50	09/30/19	10/01/19	13,312,950	13,313,875	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	2.50	09/30/19	10/01/19	29,033,713	29,035,729	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.85	09/30/19	10/01/19	26,793,375	26,794,752	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.90	09/30/19	10/01/19	3,905,300	3,905,506	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	2.10	09/30/19	10/01/19	9,435,125	9,435,675	U.S. Treasury Obligations	Overnight

				$90,355,463	$90,361,084

62	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP	15	12/06/19	$2,384	$10,432
90-day Eurodollar	75	12/16/19	18,383	(2,916)
U.S. Treasury 10 Year Note	333	12/19/19	43,394	179,938
U.S. Treasury 10 Year Ultra Note	46	12/19/19	6,551	21,460
U.S. Treasury Long Bond	16	12/19/19	2,597	(39,898)
U.S. Treasury Ultra Bond	11	12/19/19	2,111	(44,966)
90-day Eurodollar	167	03/16/20	41,053	40,957

				165,007

Short Contracts
Euro-Bund	11	12/06/19	2,089	(10,751)
Euro-Buxl	12	12/06/19	2,845	49,372
U.S. Treasury 2 Year Note	2	12/31/19	431	(3)
U.S. Treasury 5 Year Note	117	12/31/19	13,940	(47,466)

				(8,848)

				$156,159

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	152,407	EUR	105,000	Deutsche Bank AG	10/01/19	$593
BRL	4,292,608	EUR	936,000	BNP Paribas SA	10/02/19	12,938
BRL	458,678	USD	110,000	Citibank NA	10/02/19	393
USD	3,466,245	EUR	3,145,000	State Street Bank and Trust Co.	10/03/19	38,092
INR	3,246,300	USD	45,000	BNP Paribas SA	10/07/19	846
USD	55,000	KRW	65,546,267	UBS AG	10/10/19	319
USD	80,617	COP	277,322,100	Citibank NA	10/23/19	1,006
USD	227,366	COP	779,795,100	Credit Suisse International	10/23/19	3,510
USD	186,096	COP	641,469,600	JPMorgan Chase Bank NA	10/23/19	1,950
USD	330,724	COP	1,134,467,840	Natwest Markets plc	10/23/19	5,053
ZAR	2,412,494	USD	158,732	Citibank NA	10/23/19	87
TWD	3,099,540	USD	100,000	Morgan Stanley & Co. International plc	10/30/19	61
BRL	208,425	USD	50,000	Barclays Bank plc	11/04/19	40
BRL	1,887,422	USD	450,000	JPMorgan Chase Bank NA	11/04/19	3,142
USD	1,653,005	MXN	32,389,302	BNP Paribas SA	11/06/19	21,889
USD	230,000	MXN	4,539,959	Citibank NA	11/06/19	1,369
USD	210,000	RUB	13,577,705	Citibank NA	11/06/19	1,617
USD	2,191,930	EUR	1,690,000	Deutsche Bank AG	12/13/19	339,568
CAD	872,595	AUD	954,000	Citibank NA	12/18/19	14,005
CAD	1,326	USD	1,000	Citibank NA	12/18/19	2
CHF	130,295	EUR	119,000	JPMorgan Chase Bank NA	12/18/19	974
EUR	1,087,000	CAD	1,576,297	JPMorgan Chase Bank NA	12/18/19	638
NOK	5,380,000	SEK	5,733,084	Bank of America NA	12/18/19	6,558
USD	178,000	AUD	259,486	BNP Paribas SA	12/18/19	2,425
USD	60,000	CHF	59,283	BNP Paribas SA	12/18/19	184
USD	664,154	EUR	596,000	JPMorgan Chase Bank NA	12/18/19	10,582
USD	57,000	EUR	51,693	Natwest Markets plc	12/18/19	314
USD	178,000	GBP	143,349	JPMorgan Chase Bank NA	12/18/19	1,172
USD	950,000	JPY	102,102,200	BNP Paribas SA	12/18/19	211
USD	209,000	JPY	22,467,268	Citibank NA	12/18/19	2
USD	130,000	JPY	13,971,880	Royal Bank of Canada	12/18/19	29
USD	2,000	NOK	18,074	Bank of America NA	12/18/19	11
USD	531,912	NZD	835,000	BNP Paribas SA	12/18/19	8,099
USD	601,039	NZD	954,000	Citibank NA	12/18/19	2,576
USD	2,206,126	EUR	1,690,000	Deutsche Bank AG	02/25/20	343,556

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	225,690,000	USD	2,091,271	JPMorgan Chase Bank NA	03/16/20	$20,879
USD	2,252,845	JPY	225,690,000	HSBC Bank plc	03/16/20	140,695

						985,385

CAD	1,569,169	EUR	1,087,000	JPMorgan Chase Bank NA	10/01/19	(363)
EUR	1,192,000	CAD	1,725,420	Deutsche Bank AG	10/01/19	(3,131)
BRL	288,945	USD	70,000	BNP Paribas SA	10/02/19	(458)
BRL	1,100,979	USD	270,000	Citibank NA	10/02/19	(5,020)
EUR	954,000	BRL	4,379,576	BNP Paribas SA	10/02/19	(14,250)
USD	450,000	BRL	1,883,835	JPMorgan Chase Bank NA	10/02/19	(3,395)
USD	45,000	INR	3,233,250	HSBC Bank plc	10/07/19	(662)
ARS	1,725,500	USD	35,000	JPMorgan Chase Bank NA	10/15/19	(7,936)
USD	15,000	ARS	1,035,000	BNP Paribas SA	10/15/19	(1,233)
USD	45,000	ARS	3,120,000	Goldman Sachs International	10/15/19	(3,935)
COP	272,880,000	USD	80,000	Barclays Bank plc	10/23/19	(1,665)
USD	156,060	ZAR	2,412,494	HSBC Bank plc	10/23/19	(2,759)
USD	100,000	TWD	3,125,000	BNP Paribas SA	10/30/19	(883)
IDR	3,410,400,000	USD	240,000	BNP Paribas SA	11/06/19	(419)
IDR	2,267,520,000	USD	160,000	Citibank NA	11/06/19	(707)
MXN	4,506,666	USD	230,000	BNP Paribas SA	11/06/19	(3,046)
RUB	17,337,830	USD	270,000	Goldman Sachs International	11/06/19	(3,909)
USD	438,118	IDR	6,301,007,548	Bank of America NA	11/06/19	(4,528)
USD	342,719	IDR	4,974,201,481	Citibank NA	11/06/19	(6,719)
USD	240,000	IDR	3,546,000,000	JPMorgan Chase Bank NA	11/06/19	(9,106)
USD	240,000	MXN	4,791,312	Citibank NA	11/06/19	(1,289)
USD	770,947	RUB	50,928,635	Morgan Stanley & Co. International plc	11/06/19	(10,676)
ARS	1,798,500	USD	35,000	HSBC Bank plc	11/13/19	(8,167)
EUR	1,690,000	USD	2,067,749	JPMorgan Chase Bank NA	12/13/19	(215,387)
AUD	954,000	CAD	868,297	Citibank NA	12/18/19	(10,757)
AUD	1,192,000	NZD	1,288,259	JPMorgan Chase Bank NA	12/18/19	(1,612)
AUD	51,704	USD	35,000	JPMorgan Chase Bank NA	12/18/19	(16)
BRL	3,629,787	USD	889,000	UBS AG	12/18/19	(19,537)
CHF	56,967	USD	58,000	JPMorgan Chase Bank NA	12/18/19	(520)
EUR	119,000	CHF	129,883	Citibank NA	12/18/19	(557)
EUR	358,000	USD	396,625	Bank of America NA	12/18/19	(4,043)
EUR	98,817	USD	110,000	BNP Paribas SA	12/18/19	(1,637)
EUR	238,500	USD	264,955	HSBC Bank plc	12/18/19	(3,417)
EUR	355,000	USD	393,449	JPMorgan Chase Bank NA	12/18/19	(4,157)
EUR	238,500	USD	264,798	Standard Chartered Bank	12/18/19	(3,259)
JPY	138,516,674	USD	1,289,000	Citibank NA	12/18/19	(471)
JPY	10,069,186	USD	94,000	UBS AG	12/18/19	(333)
NOK	1,595,740	USD	179,000	BNP Paribas SA	12/18/19	(3,378)
NZD	282,142	USD	179,000	BNP Paribas SA	12/18/19	(2,007)
NZD	835,000	USD	531,061	Deutsche Bank AG	12/18/19	(7,249)
NZD	954,000	USD	599,722	JPMorgan Chase Bank NA	12/18/19	(1,258)
SEK	5,768,339	NOK	5,380,000	JPMorgan Chase Bank NA	12/18/19	(2,958)
SEK	1,234,616	USD	128,000	BNP Paribas SA	12/18/19	(1,903)
SEK	474,460	USD	49,000	Natwest Markets plc	12/18/19	(541)
USD	889,000	BRL	3,722,216	JPMorgan Chase Bank NA	12/18/19	(2,603)
USD	179,000	CAD	237,158	BNP Paribas SA	12/18/19	(244)
USD	178,000	JPY	19,146,886	BNP Paribas SA	12/18/19	(111)
ZAR	11,037,000	JPY	79,810,256	BNP Paribas SA	12/18/19	(21,028)
ZAR	765,000	JPY	5,523,345	JPMorgan Chase Bank NA	12/18/19	(1,379)
EUR	1,690,000	USD	2,082,663	JPMorgan Chase Bank NA	02/25/20	(220,093)

						(624,711)

Net Unrealized Appreciation						$360,674

64	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

OTC Currency Options Purchased

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value

Call
EUR Currency	Morgan Stanley & Co. International plc	10/23/19	CHF	1.13	EUR	1,192	$38

Put
USD Currency	BNP Paribas SA	12/17/19	JPY	106.00	USD	3,280	24,359
USD Currency	Royal Bank of Canada	12/17/19	JPY	106.00	USD	385	2,859
USD Currency	Deutsche Bank AG	12/20/19	JPY	106.00	USD	3,323	25,806

							53,024

							$53,062

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Bank of America NA	03/17/20	1.70%	USD	1,546	$39,155
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Bank of America NA	03/17/20	1.70%	USD	46	1,165

										40,320

Put
2-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/22/20	2.00%	USD	51,200	18,352
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	7,000	222
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	8,900	345
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	8,900	345
10-Year Interest Rate Swap	1.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/17/20	1.70%	USD	1,546	18,590
10-Year Interest Rate Swap	1.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/17/20	1.70%	USD	46	553

										38,407

										$78,727

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
90-day Eurodollar December 2019 Futures	149	12/16/19	USD	98.25	USD	37,250	$(16,763)
90-day Eurodollar March 2020 Futures	249	03/16/20	USD	98.00	USD	62,250	(227,213)

							$(243,976)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.62%	Semi-Annual	Bank of America NA	11/06/19	1.62%	USD	6,700	$(79,784)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.22%	Semi-Annual	Bank of America NA	11/14/19	1.22%	USD	9,100	(17,336)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.18%	Semi-Annual	Barclays Bank plc	12/04/19	1.18%	USD	9,500	(24,992)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.62%	Semi-Annual	Bank of America NA	12/11/19	1.62%	USD	6,500	(98,260)

										(220,372)

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Put
10-Year Interest Rate Swap	1.62%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/11/19	1.62%	USD	6,500	$(67,791)

										$(288,163)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

0.81%	At Termination	1 month HICPXT	At Termination	09/15/24	EUR	9,643	$(7,430)	$—	$(7,430)
1 month HICPXT	At Termination	0.99%	At Termination	09/15/29	EUR	9,643	14,510	—	14,510

							$7,080	$—	$7,080

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	15,001	$8,500	$—	$8,500
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	10,970	22,452	—	22,452
6.86%	Monthly	28 day MXlBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	2,886	(844)	—	(844)
6.90%	Monthly	28 day MXlBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	4,029	(1,256)	—	(1,256)
6.78%	Monthly	28 day MXlBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	12,748	(3,292)	—	(3,292)
6 month GBP LIBOR	Semi-Annual	0.75%	Semi- Annual	N/A		09/24/21	GBP	12,820	26,180	—	26,180
6 month GBP LIBOR	Semi-Annual	0.73%	Semi- Annual	N/A		09/26/21	GBP	12,770	19,484	—	19,484
7.23%	Monthly	28 day MXlBTIIE	Monthly	N/A		07/18/22	MXN	3,130	(2,751)	—	(2,751)
7.23%	Monthly	28 day MXlBTIIE	Monthly	N/A		07/19/22	MXN	1,565	(1,377)	—	(1,377)
7.22%	Monthly	28 day MXlBTIIE	Monthly	N/A		07/20/22	MXN	602	(524)	—	(524)
7.21%	Monthly	28 day MXlBTIIE	Monthly	N/A		07/25/22	MXN	843	(730)	—	(730)
7.20%	Monthly	28 day MXlBTIIE	Monthly	N/A		08/03/22	MXN	5,734	(4,818)	—	(4,818)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A		08/11/22	MXN	7,262	4,260	—	4,260
7.11%	Monthly	28 day MXlBTIIE	Monthly	N/A		10/14/22	MXN	4,224	(3,369)	—	(3,369)
7.11%	Monthly	28 day MXlBTIIE	Monthly	N/A		10/14/22	MXN	3,205	(2,579)	—	(2,579)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	11,601	(364,678)	—	(364,678)
28 day MXIBTIIE	Monthly	8.39%	Monthly	N/A		01/18/24	MXN	7,223	26,015	—	26,015
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	3,790	11,778	—	11,778
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	2,724	8,535	—	8,535
3 month LIBOR	Quarterly	2.61%	Semi- Annual	N/A		02/07/24	USD	7,000	326,062	—	326,062
2.71%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/18/24	USD	17,400	(900,198)	—	(900,198)
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	2,448	942	—	942
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	5,385	1,415	—	1,415
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	4,634	1,667	—	1,667
3 month LIBOR	Quarterly	2.13%	Semi- Annual	N/A		08/25/25	USD	130	4,553	—	4,553
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	30,810	(2,763,744)	—	(2,763,744)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	18,200	(1,599,907)	—	(1,599,907)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	2,600	(308,925)	—	(308,925)
3 month LIBOR	Quarterly	1.45%	Semi- Annual	N/A		08/19/29	USD	2,800	(36,213)	—	(36,213)
3 month LIBOR	Quarterly	1.47%	Semi- Annual	N/A		09/09/29	USD	2,500	(25,811)	—	(25,811)

66	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

2.03%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/09/29	USD	11,200	$(471,033)	$—	$(471,033)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/12/29	USD	1,700	(1,382)	—	(1,382)
1.61%	Semi-Annual	3 month LIBOR	Quarterly	10/01/19	(a)	10/01/29	USD	4,700	(12,541)	—	(12,541)

									$(6,044,129)	$—	$(6,044,129)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	350	$(1,211)	$(1,328)	$117
Republic of Colombia	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/24	USD	180	(622)	(716)	94
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	376	16,588	15,170	1,418
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	60	461	380	81
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	130	998	824	174
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	228	1,752	1,800	(48)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	101	776	797	(21)

							$18,742	$16,927	$1,815

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

1 day BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	2,303	$6,443	$—	$6,443
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	1,367	28,501	—	28,501
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	7,502	5,337	—	5,337

								$40,281	$—	$40,281

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 month HICPXT	Harmonized Index Of Consumer Prices Excluding Tobacco	0.19%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.00%
3 month LIBOR	London Interbank Offered Rate	2.09%
6 month GBP LIBOR	London Interbank Offered Rate	0.83%

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$476,353	$(6,513,402)	$—
OTC Swaps	18,971	(2,044)	42,165	(69)	—
Options Written	N/A	N/A	125,497	(154,279)	(532,139)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$302,159	$—	$302,159
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	985,385	—	—	985,385
Options purchased
Investments at value — unaffiliated(b)	—	—	—	53,062	78,727	—	131,789
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	461,843	14,510	476,353
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	20,855	—	—	40,281	—	61,136

	$—	$20,855	$—	$1,038,447	$883,010	$14,510	$1,956,822

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	146,000	—	146,000
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	624,711	—	—	624,711
Options written
Options written at value	—	—	—	—	532,139	—	532,139
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	6,505,972	7,430	6,513,402
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,113	—	—	—	—	2,113

	$—	$2,113	$—	$624,711	$7,184,111	$7,430	$7,818,365

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,966,563	$—	$1,966,563
Forward foreign currency exchange contracts	—	—	—	28,922	—	—	28,922
Options purchased(a)	—	—	—	(105,923)	(110,414)	—	(216,337)
Options written	—	—	—	—	531,845	—	531,845
Swaps	—	(56,021)	—	2,016	(1,199,052)	(279,146)	(1,532,203)

	$—	$(56,021)	$—	$(74,985)	$1,188,942	$(279,146)	$778,790

68	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	611,644	—	611,644
Forward foreign currency exchange contracts	—	—	—	(315,892)	—	—	(315,892)
Options purchased(b)	—	—	—	12,797	(52,398)	—	(39,601)
Options written	—	—	—	—	(73,632)	—	(73,632)
Swaps	—	11,949	—	—	(6,632,160)	3,587	(6,616,624)

	$—	$11,949	$—	$(303,095)	$(6,146,546)	$3,587	$(6,434,105)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$160,257,668
Average notional value of contracts — short	43,987,555
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	28,758,484
Average amounts sold — in USD	19,742,870
Options:
Average value of option contracts purchased	41,841
Average value of option contracts written	148,196
Average notional value of swaption contracts purchased	53,596,500
Average notional value of swaption contracts written	106,175,000
Credit default swaps:
Average notional value — buy protection	1,819,432
Interest rate swaps:
Average notional value — pays fixed rate	174,010,763
Average notional value — receives fixed rate	72,419,132
Currency swaps:
Average notional value — pays fixed rate	11,045
Average notional value — receives fixed rate	10,919
Inflation swaps:
Average notional value — pays fixed rate	8,931,439
Average notional value — receives fixed rate	8,665,610

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$17,542	$29,383
Forward foreign currency exchange contracts	985,385	624,711
Options(a)	131,789	532,139
Swaps — Centrally cleared	28,436	—
Swaps — OTC(b)	61,136	2,113

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,224,288	$1,188,346
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(45,978)	(273,359)

Total derivative assets and liabilities subject to an MNA	$1,178,310	$914,987

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)

Bank of America NA	$66,032	$(66,032)	$—	$—	$—
Barclays Bank plc	262	(262)	—	—	—
BNP Paribas SA	70,951	(50,597)	—	—	20,354
Citibank NA	25,920	(25,920)	—	—	—
Credit Suisse International	3,510	—	—	—	3,510
Deutsche Bank AG	714,860	(10,380)	—	—	704,480
Goldman Sachs International	16,588	(7,844)	—	—	8,744
HSBC Bank plc	140,695	(15,005)	—	—	125,690
JPMorgan Chase Bank NA	92,633	(92,633)	—	—	—
Morgan Stanley & Co. International plc	193	(193)	—	—	—
Natwest Markets plc	5,367	(541)	—	—	4,826
Royal Bank of Canada	2,888	—	—	—	2,888
State Street Bank and Trust Co.	38,092	—	—	—	38,092
UBS AG	319	(319)	—	—	—

	$1,178,310	$(269,726)	$—	$—	$908,584

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)

Bank of America NA	$271,742	$(66,032)	$—	$—	$205,710
Barclays Bank plc	26,657	(262)	—	(10,000)	16,395
BNP Paribas SA	50,597	(50,597)	—	—	—
Citibank NA	26,917	(25,920)	—	—	997
Deutsche Bank AG	10,380	(10,380)	—	—	—
Goldman Sachs International	7,844	(7,844)	—	—	—
HSBC Bank plc	15,005	(15,005)	—	—	—
JPMorgan Chase Bank NA	470,783	(92,633)	—	—	378,150
Morgan Stanley & Co. International plc	11,392	(193)	—	—	11,199
Natwest Markets plc	541	(541)	—	—	—
Standard Chartered Bank	3,259	—	—	—	3,259
UBS AG	19,870	(319)	—	—	19,551

	$914,987	$(269,726)	$—	$(10,000)	$635,261

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

70	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments(a)	$—	$862,970,160	$—	$862,970,160
Short-Term Securities:
Commercial Paper	—	5,196,457	—	5,196,457
Money Market Funds	1,687,902	—	—	1,687,902
Options Purchased:
Foreign currency exchange contracts	—	53,062	—	53,062
Interest rate contracts	—	78,727	—	78,727
Liabilities:
Investments:
TBA Sale Commitments	—	(112,545,325)	—	(112,545,325)

	$1,687,902	$755,753,081	$—	$757,440,983

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$1,884	$—	$1,884
Foreign currency exchange contracts	—	985,385	—	985,385
Interest rate contracts	302,159	502,124	—	804,283
Other contracts	—	14,510	—	14,510
Liabilities:
Credit contracts	—	(69)	—	(69)
Foreign currency exchange contracts	—	(624,711)	—	(624,711)
Interest rate contracts	(389,976)	(6,794,135)	—	(7,184,111)
Other contracts	—	(7,430)	—	(7,430)

	$(87,817)	$(5,922,442)	$—	$(6,010,259)

(a)	See above Schedule of Investments for values in each security type. Investments categorized as Level 2 are included in security type.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $90,361,084 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	71

Statements of Assets and Liabilities

September 30, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

ASSETS
Investments at value — unaffiliated(a)	$995,401,243	$917,634,037	$868,309,808
Investments at value — affiliated(b)	178,150,090	2,823,418	1,676,500
Cash	—	3,789	80,246
Cash pledged:
Collateral — OTC derivatives	450,000	10,000	10,000
Futures contracts	1,427,078	917,310	916,650
Centrally cleared swaps	3,184,000	1,007,000	3,128,560
Foreign currency at value(c)	1,597,977	—	3,450,069
Receivables:
Investments sold	8,121,435	121,395,236	66,712,236
TBA sale commitments	—	215,882,759	112,428,787
Capital shares sold	5,423,676	3,931,304	2,803,157
Dividends — affiliated	182,623	6,466	5,471
Dividends — unaffiliated	3,061	14	—
Interest — unaffiliated	9,532,293	2,678,250	3,271,426
From the Manager	51,390	22,650	64,284
Variation margin on futures contracts	34,086	30,173	17,542
Variation margin on centrally cleared swaps	167,064	4,119	28,436
Swap premiums paid	36,001	—	18,971
Unrealized appreciation on:
Forward foreign currency exchange contracts	723,638	—	985,385
OTC swaps	19,880	—	42,165
Unfunded floating rate loan interests	1,691	—	—
Prepaid expenses	91,615	63,229	74,855

Total assets	1,204,598,841	1,266,409,754	1,064,024,548

LIABILITIES
Bank overdraft	35,241	—	—
Cash received:
Collateral — OTC derivatives	310,000	—	10,000
Collateral — TBA commitments	—	274,000	20,000
Options written at value(d)	338,247	399,529	532,139
TBA sale commitments at value(e)	—	216,068,974	112,545,325
Reverse repurchase agreements at value	—	—	90,361,084
Payables:
Investments purchased	64,504,458	556,788,543	221,492,347
Accounting services fees	85,067	19,226	28,518
Administration fees	37,335	17,093	22,142
Capital shares redeemed	2,809,264	3,382,842	1,429,650
Custodian fees	59,761	22,714	40,549
Income dividend distributions	515,094	282,854	586,173
Investment advisory fees	417,838	97,904	163,825
Trustees’ and Officer’s fees	1,334	3,438	2,911
Other affiliates	651	4,602	5,417
Printing fees	38,342	4,602	22,956
Professional fees	81,011	72,070	82,538
Registration fees	12,506	13,731	14,539
Service and distribution fees	47,866	60,601	116,042
Transfer agent fees	270,289	148,033	323,383
Other accrued expenses	115,718	42,531	43,687
Variation margin on futures contracts	34,486	2,898	29,383
Swap premiums received	161,831	—	2,044
Unrealized depreciation on:
Forward foreign currency exchange contracts	146,017	—	624,711
OTC swaps	40,288	—	69
Unfunded floating rate loan interests	1,217	—	—

Total liabilities	70,063,861	777,706,185	428,499,432

NET ASSETS	$1,134,534,980	$488,703,569	$635,525,116

72	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

September 30, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$1,120,995,673	$554,532,898	$673,489,206
Accumulated earnings (loss)	13,539,307	(65,829,329)	(37,964,090)

NET ASSETS	$1,134,534,980	$488,703,569	$635,525,116

(a) Investments at cost — unaffiliated	$988,228,501	$907,905,871	$850,484,733
(b) Investments at cost — affiliated	$177,877,935	$2,823,418	$1,676,500
(c) Foreign currency at cost	$1,598,416	$—	$3,487,164
(d) Premiums received	$1,086,472	$377,896	$503,357
(e) Proceeds from TBA sale commitments	$—	$215,882,759	$112,428,787

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Assets and Liabilities  (continued)

September 30, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

NET ASSET VALUE

Institutional
Net assets	$919,409,124	$264,810,501	$217,814,798

Share outstanding(f)	89,115,435	27,999,566	20,505,376

Net asset value	$10.32	$9.46	$10.62

Service
Net assets	$—	$6,637,811	$8,040,471

Share outstanding(f)	—	702,997	757,326

Net asset value	$—	$9.44	$10.62

Investor A
Net assets	$102,856,857	$137,064,747	$354,704,294

Share outstanding(f)	9,970,700	14,431,192	33,315,328

Net asset value	$10.32	$9.50	$10.65

Investor C
Net assets	$32,197,267	$34,256,873	$26,193,465

Share outstanding(f)	3,120,316	3,622,690	2,463,911

Net asset value	$10.32	$9.46	$10.63

Investor C1
Net assets	$—	$—	$10,007,169

Share outstanding(f)	—	—	941,480

Net asset value	$—	$—	$10.63

Class K
Net assets	$80,071,732	$45,933,637	$5,030,679

Share outstanding(f)	7,762,167	4,872,669	473,550

Net asset value	$10.32	$9.43	$10.62

Class R
Net assets	$—	$—	$13,734,240

Share outstanding(f)	—	—	1,290,135

Net asset value	$—	$—	$10.65

(f)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

74	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended September 30, 2019

	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$2,568,276	$74,427	$90,449
Dividends — unaffiliated	943,711	896	2,337
Interest — unaffiliated	39,718,023	17,597,890	21,071,787
Foreign taxes withheld	(4,571)	—	(12,968)

Total investment income	43,225,439	17,673,213	21,151,605

EXPENSES
Investment advisory	4,100,322	1,553,134	2,368,114
Transfer agent — class specific	766,596	541,950	1,126,191
Service and distribution — class specific	509,998	680,063	1,391,895
Accounting services	342,652	74,128	107,991
Administration	340,733	194,144	255,388
Administration — class specific	164,269	91,353	121,432
Registration	148,102	103,422	131,327
Custodian	105,471	35,082	58,943
Professional	87,934	82,259	75,380
Board realignment and consolidation	38,034	49,383	67,830
Printing	26,790	23,419	30,458
Trustees and Officer	12,687	9,659	11,028
Offering	—	—	14,407
Miscellaneous	208,612	83,389	51,711

Total expenses excluding interest expense	6,852,200	3,521,385	5,812,095
Interest expense	—	2,409,457	3,075,432

Total expenses	6,852,200	5,930,842	8,887,527

Less:
Fees waived and/or reimbursed by the Manager	(701,745)	(517,407)	(763,681)
Transfer agent fees waived and/or reimbursed — class specific	(407,797)	(331,490)	(804,100)
Administration fees waived — class specific	(163,857)	(91,353)	(121,424)

Total expenses after fees waived and/or reimbursed	5,578,801	4,990,592	7,198,322

Net investment income	37,646,638	12,682,621	13,953,283

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$129,802	$—	$—
Investments — unaffiliated	(7,044,074)	4,095,704	5,570,275
Forward foreign currency exchange contracts	5,995,265	—	28,922
Foreign currency transactions	185,607	—	181,225
Futures contracts	11,625,373	(7,814,818)	1,966,563
Options written	1,787,387	471,928	531,845
Short sales — unaffiliated	78,051	—	—
Swaps	(1,551,128)	(223,159)	(1,532,203)

	11,206,283	(3,470,345)	6,746,627

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	165,040	—	—
Investments — unaffiliated	11,588,956	27,404,907	35,590,766
Forward foreign currency exchange contracts	(85,086)	—	(315,892)
Foreign currency translations	7,170	—	2,041
Futures contracts	(660,399)	(679,625)	611,644
Options written	621,534	(132,665)	(73,632)
Swaps	830,587	(3,327,207)	(6,616,624)
Unfunded floating rate loan interests	391	—	—

	12,468,193	23,265,410	29,198,303

Net realized and unrealized gain	23,674,476	19,795,065	35,944,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,321,114	$32,477,686	$49,898,213

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio

	Year Ended September 30,		Year Ended September 30,

	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,646,638	$20,943,910	$12,682,621	$12,845,340
Net realized gain (loss)	11,206,283	5,709,706	(3,470,345)	(203,091)
Net change in unrealized appreciation (depreciation)	12,468,193	(13,936,497)	23,265,410	(21,061,983)

Net increase (decrease) in net assets resulting from operations	61,321,114	12,717,119	32,477,686	(8,419,734)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income:
Institutional	(33,063,857)	(16,112,100)	(9,407,704)	(10,078,634)
Service	—	—	(252,843)	(279,131)
Investor A	(3,996,498)	(3,885,278)	(4,412,535)	(4,674,749)
Investor C	(1,240,495)	(986,678)	(950,086)	(1,369,949)
Class K	(2,349,783)	(199,081)	(1,314,642)	(755,655)
From return of capital:
Institutional	—	—	(35,973)	—
Service	—	—	(967)	—
Investor A	—	—	(16,873)	—
Investor C	—	—	(3,633)	—
Class K	—	—	(5,027)	—

Decrease in net assets resulting from distributions to shareholders	(40,650,633)	(21,183,137)	(16,400,283)	(17,158,118)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	535,223,240	109,557,535	30,377,670	(116,492,897)

NET ASSETS(b)
Total increase (decrease) in net assets	555,893,721	101,091,517	46,455,073	(142,070,749)
Beginning of year	578,641,259	477,549,742	442,248,496	584,319,245

End of year	$1,134,534,980	$578,641,259	$488,703,569	$442,248,496

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

76	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock U.S. Government Bond Portfolio

	Year Ended September 30,

	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,953,283	$12,440,365
Net realized gain (loss)	6,746,627	(8,636,280)
Net change in unrealized appreciation (depreciation)	29,198,303	(16,066,202)

Net increase (decrease) in net assets resulting from operations	49,898,213	(12,262,117)

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income:
Institutional	(5,086,218)	(3,998,385)
Service	(64,915)	(41,989)
Investor A	(8,976,963)	(8,369,184)
Investor B1	—	(302)
Investor C	(549,706)	(534,817)
Investor C1	(257,385)	(307,943)
Class K	(74,873)	(17,877)
Class R	(391,511)	(389,299)
From return of capital:
Institutional	(19,062)	—
Service	(243)	—
Investor A	(33,644)	—
Investor C	(2,060)	—
Investor C1	(965)	—
Class K	(281)	—
Class R	(1,467)	—

Decrease in net assets resulting from distributions to shareholders	(15,459,293)	(13,659,796)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,461,750	(55,274,556)

NET ASSETS(b)
Total increase (decrease) in net assets	41,900,670	(81,196,469)
Beginning of year	593,624,446	674,820,915

End of year	$635,525,116	$593,624,446

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statement of Cash Flows

September 30, 2019

BlackRock U.S. Government Bond Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$49,898,213
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	5,738,088,661
Purchases of long-term investments	(5,692,649,086)
Net proceeds from sales of short-term securities	6,756,692
Amortization of premium and accretion of discount on investments	(1,055,160)
Premiums received from options written	1,822,872
Premiums paid on closing options written	(1,014,280)
Net realized (gain) loss on investments and options written	(6,102,120)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(35,293,163)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(221)
Interest — unaffiliated	16,216
From the Manager	142,818
Variation margin on futures contracts	90,645
Variation margin on centrally cleared swaps	(28,436)
Swap premiums paid	(7,608)
Prepaid expenses	(22,728)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(830,000)
Collateral — TBA commitments	20,000
Payables:
Accounting services fees	28,518
Administration fees	12,321
Board realignment and consolidation	(134,185)
Custodian fees	4,348
Investment advisory fees	40,044
Trustees’ and Officer’s fees	(2,140)
Other affiliates	4,068
Printing fees	22,956
Professional fees	(7,279)
Registration fees	14,539
Service and distribution fees	(11,092)
Transfer agent fees	100,825
Interest expense	(19,109)
Other accrued expenses	(71,876)
Variation margin on futures contracts	(46,180)
Variation margin on centrally cleared swaps	(16,800)
Swap premiums received	(228)

Net cash provided by operating activities	59,752,045

CASH (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(2,834,932)
Payments on redemption of capital shares	(239,803,739)
Proceeds from issuance of capital shares	231,952,058
Net borrowing of reverse repurchase agreements	(44,180,561)

Net cash (used for) financing activities	(54,867,174)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(39,623)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	4,845,248
Restricted and unrestricted cash and foreign currency at beginning of year	2,740,277

Restricted and unrestricted cash and foreign currency at end of year	$7,585,525

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,056,323

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$12,782,902

78	2 0 1 9 A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows  (continued)

September 30, 2019

	Year Ended September 30, 2019	Year Ended September 30, 2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENT OF ASSETS AND LIABILITIES:
Cash	$80,246	$147,574
Cash pledged:
Collateral — OTC derivatives	10,000	—
Futures contracts	916,650	710,650
Centrally cleared swaps	3,128,560	291,560
Foreign currency at value	3,450,069	1,590,493

	$7,585,525	$2,740,277

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund

	Institutional

	Year Ended September 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.31	$10.14	$9.99	$10.31

Net investment income(a)	0.47	0.43	0.41	0.43	0.42
Net realized and unrealized gain (loss)	0.24	(0.18)	0.20	0.16	(0.28)

Net increase from investment operations	0.71	0.25	0.61	0.59	0.14

Distributions(b)
From net investment income	(0.52)	(0.43)	(0.44)	(0.44)	(0.45)
From net realized gain	—	—	—	—	(0.01)

Total distributions	(0.52)	(0.43)	(0.44)	(0.44)	(0.46)

Net asset value, end of year	$10.32	$10.13	$10.31	$10.14	$9.99

Total Return(c)
Based on net asset value	7.22%	2.52%	6.12%	6.09%	1.36%

Ratios to Average Net Assets(d)
Total expenses(e)	0.78%	0.83%	0.90%	0.80%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.62%	0.63%	0.63%	0.68%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.62%	0.63%	0.63%	0.68%	0.70%

Net investment income	4.64%	4.22%	4.03%	4.28%	4.13%

Supplemental Data
Net assets, end of year (000)	$919,409	$457,518	$337,106	$218,738	$211,705

Portfolio turnover rate	77%	100%	126%	101%	65%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2019	2018	2017	2016	2015

Investments in underlying funds	0.04%	0.01%	0.02%	0.01%	0.01%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,

	2019	2018	2017	2016	2015

Expense ratios	N/A	0.82%	0.90%	0.80%	N/A

See notes to financial statements.

80	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Investor A

	Year Ended September 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.30	$10.13	$9.99	$10.31

Net investment income(a)	0.44	0.40	0.39	0.40	0.40
Net realized and unrealized gain (loss)	0.24	(0.16)	0.19	0.16	(0.28)

Net increase from investment operations	0.68	0.24	0.58	0.56	0.12

Distributions(b)
From net investment income	(0.49)	(0.41)	(0.41)	(0.42)	(0.43)
From net realized gain	—	—	—	—	(0.01)

Total distributions	(0.49)	(0.41)	(0.41)	(0.42)	(0.44)

Net asset value, end of year	$10.32	$10.13	$10.30	$10.13	$9.99

Total Return(c)
Based on net asset value	6.96%	2.36%	5.86%	5.72%	1.12%

Ratios to Average Net Assets(d)
Total expenses	1.04%	1.12%(e)	1.17%	1.10%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87%	0.88%	0.88%	0.93%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.87%	0.88%	0.88%	0.93%	0.95%

Net investment income	4.40%	3.94%	3.81%	4.04%	3.90%

Supplemental Data
Net assets, end of year (000)	$102,857	$75,462	$109,702	$120,167	$108,127

Portfolio turnover rate	77%	100%	126%	101%	65%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2019	2018	2017	2016	2015

Investments in underlying funds	0.04%	0.01%	0.02%	0.01%	0.01%

(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.11%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Investor C

	Year Ended September 30,

	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.13	$10.31	$10.14	$9.99	$10.31

Net investment income(a)	0.37	0.33	0.31	0.33	0.32
Net realized and unrealized gain (loss)	0.23	(0.18)	0.19	0.16	(0.28)

Net increase from investment operations	0.60	0.15	0.50	0.49	0.04

Distributions(b)
From net investment income	(0.41)	(0.33)	(0.33)	(0.34)	(0.35)
From net realized gain	—	—	—	—	(0.01)

Total distributions	(0.41)	(0.33)	(0.33)	(0.34)	(0.36)

Net asset value, end of year	$10.32	$10.13	$10.31	$10.14	$9.99

Total Return(c)
Based on net asset value	6.16%	1.50%	5.07%	5.04%	0.36%

Ratios to Average Net Assets(d)
Total expenses	1.79%	1.84%(e)	1.90%	1.82%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.62%	1.63%	1.63%	1.68%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.62%	1.63%	1.63%	1.68%	1.70%

Net investment income	3.66%	3.21%	3.06%	3.28%	3.15%

Supplemental Data
Net assets, end of year (000)	$32,197	$29,812	$30,536	$29,321	$24,678

Portfolio turnover rate	77%	100%	126%	101%	65%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2019	2018	2017	2016	2015

Investments in underlying funds	0.04%	0.01%	0.02%	0.01%	0.01%

(e)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.83%.

See notes to financial statements.

82	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Income Fund (continued)

	Class K
	Year Ended September 30,			Period from
				08/01/16 (a)
	2019	2018	2017	to 09/30/16

Net asset value, beginning of period	$10.13	$10.31	$10.14	$10.08
Net investment income(b)	0.47	0.44	0.42	0.07
Net realized and unrealized gain (loss)	0.24	(0.18)	0.19	0.06
Net increase from investment operations	0.71	0.26	0.61	0.13

Distributions from net investment income(c)	(0.52)	(0.44)	(0.44)	(0.07)

Net asset value, end of period	$10.32	$10.13	$10.31	$10.14

Total Return(d)
Based on net asset value	7.27%	2.57%	6.17%	1.32%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69%	0.74%(g)	0.84%	0.76%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.57%	0.57%	0.58%	0.57%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.57%	0.57%	0.58%	0.57%(h)

Net investment income	4.65%	4.37%	4.11%	4.36%(h)

Supplemental Data
Net assets, end of period (000)	$80,072	$15,849	$206	$201

Portfolio turnover rate	77%	100%	126%	101%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,			Period from
				08/01/16 (a)
	2019	2018	2017	to 09/30/16
Investments in underlying funds	0.04%	0.01%	0.02%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio
	Institutional
	Year Ended September 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$9.13		$9.59	$9.89		$9.83		$9.83

Net investment income(a)	0.27		0.25	0.19		0.19		0.15
Net realized and unrealized gain (loss)	0.41		(0.38)	(0.19)		0.15		0.09

Net increase (decrease) from investment operations	0.68		(0.13)	—		0.34		0.24

Distributions(b)
From net investment income	(0.35)		(0.33)	(0.30)		(0.28)		(0.24)
From return of capital	(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.35)		(0.33)	(0.30)		(0.28)		(0.24)

Net asset value, end of year	$9.46		$9.13	$9.59		$9.89		$9.83

Total Return(d)
Based on net asset value	7.55%		(1.36)%	0.01%		3.54%		2.45%

Ratios to Average Net Assets(e)
Total expenses	1.14%		1.06%	0.74%		0.66%		0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.95%		0.84%	0.52%		0.57%		0.55%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.42%		0.42%	0.43%		0.55%		0.55%

Net investment income	2.92%		2.69%	1.93%		1.88%		1.49%

Supplemental Data
Net assets, end of year (000)	$264,811		$249,030	$316,891		$457,730		$420,167

Portfolio turnover rate (f)	1,482%		1,450%	1,198%		1,139%		1,164%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015

Investments in underlying funds	0.00%		0.00%	0.01%		0.01%		0.03%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015

Portfolio turnover rate (excluding MDRs)	947%		823%	423%		502%		429%

See notes to financial statements.

84	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Service
	Year Ended September 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$9.12		$9.57	$9.87		$9.82		$9.82

Net investment income(a)	0.25		0.22	0.16		0.16		0.11
Net realized and unrealized gain (loss)	0.39		(0.36)	(0.19)		0.14		0.09

Net increase (decrease) from investment operations	0.64		(0.14)	(0.03)		0.30		0.20

Distributions(b)
From net investment income	(0.32)		(0.31)	(0.27)		(0.25)		(0.20)
From return of capital	(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.32)		(0.31)	(0.27)		(0.25)		(0.20)

Net asset value, end of year	$9.44		$9.12	$9.57		$9.87		$9.82

Total Return(d)
Based on net asset value	7.18%		(1.51)%	(0.25)%		3.08%		2.09%

Ratios to Average Net Assets(e)
Total expenses	1.43%		1.32%	1.05%		0.98%	(f)	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20%		1.09%	0.79%		0.92%		0.90%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67%		0.67%	0.68%		0.90%		0.90%

Net investment income	2.70%		2.41%	1.68%		1.60%		1.15%

Supplemental Data
Net assets, end of year (000)	$6,638		$7,592	$9,347		$12,129		$28,828

Portfolio turnover rate(g)	1,482%		1,450%	1,198%		1,139%		1,164%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015

Investments in underlying funds	0.00%		0.00%	0.01%		0.01%		0.03%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(g)   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015

Portfolio turnover rate (excluding MDRs)	947%		823%	423%		502%		429%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Investor A
	Year Ended September 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$9.17		$9.63	$9.93		$9.87		$9.87

Net investment income(a)	0.25		0.23	0.16		0.15		0.11
Net realized and unrealized gain (loss)	0.40		(0.38)	(0.19)		0.16		0.09

Net increase (decrease) from investment operations	0.65		(0.15)	(0.03)		0.31		0.20

Distributions(b)
From net investment income	(0.32)		(0.31)	(0.27)		(0.25)		(0.20)
From return of capital	(0.00)	(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00) (c)

Total distributions	(0.32)		(0.31)	(0.27)		(0.25)		(0.20)

Net asset value, end of year	$9.50		$9.17	$9.63		$9.93		$9.87

Total Return(d)
Based on net asset value	7.27%		(1.58)%	(0.23)%		3.19%		2.08%

Ratios to Average Net Assets(e)
Total expenses	1.43%		1.33%	1.01%	(f)	0.92%		1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.20%		1.09%	0.78%		0.91%		0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.67%		0.67%	0.68%		0.89%		0.91%

Net investment income	2.67%		2.44%	1.68%		1.51%		1.14%

Supplemental Data
Net assets, end of year (000)	$137,065		$120,582	$172,685		$256,577		$186,427

Portfolio turnover rate(g)	1,482%		1,450%	1,198%		1,139%		1,164%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015

Investments in underlying funds	0.00%		0.00%	0.01%		0.01%		0.03%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015

Portfolio turnover rate (excluding MDRs)	947%		823%	423%		502%		429%

See notes to financial statements.

86	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Investor C
	Year Ended September 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$9.13		$9.58	$9.88		$9.83		$9.83
Net investment income(a)	0.18		0.16	0.09		0.08		0.04
Net realized and unrealized gain (loss)	0.40		(0.37)	(0.19)		0.14		0.09
Net increase (decrease) from investment operations	0.58		(0.21)	(0.10)		0.22		0.13

Distributions(b)
From net investment income	(0.25)		(0.24)	(0.20)		(0.17)		(0.13)
From return of capital	(0.00	)(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)
Total distributions	(0.25)		(0.24)	(0.20)		(0.17)		(0.13)

Net asset value, end of year	$9.46		$9.13	$9.58		$9.88		$9.83

Total Return(d)
Based on net asset value	6.49%		(2.24)%	(0.99)%		2.31%		1.32%

Ratios to Average Net Assets(e)
Total expenses	2.17%		2.07%	1.76%	(f)	1.68%		1.82%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.95%		1.84%	1.53%		1.67%		1.66%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.42%		1.42%	1.43%		1.65%		1.66%
Net investment income	1.96%		1.70%	0.93%		0.79%		0.40%

Supplemental Data
Net assets, end of year (000)	$34,257		$44,241	$64,370		$96,578		$100,335
Portfolio turnover rate(g)	1,482%		1,450%	1,198%		1,139%		1,164%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015
Investments in underlying funds	0.00%		0.00%	0.01%		0.01%		0.03%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015
Portfolio turnover rate (excluding MDRs)	947%		823%	423%		502%		429%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GNMA Portfolio (continued)
	Class K
	Year Ended September 30,
	2019		2018	2017		2016		2015

Net asset value, beginning of year	$9.10		$9.55	$9.85		$9.80		$9.79
Net investment income(a)	0.27		0.25	0.19		0.19		0.15
Net realized and unrealized gain (loss)	0.41		(0.37)	(0.19)		0.15		0.10
Net increase (decrease) from investment operations	0.68		(0.12)	—		0.34		0.25

Distributions(b)
From net investment income	(0.35)		(0.33)	(0.30)		(0.29)		(0.24)
From return of capital	(0.00)	(c)	—	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)
Total distributions	(0.35)		(0.33)	(0.30)		(0.29)		(0.24)

Net asset value, end of year	$9.43		$9.10	$9.55		$9.85		$9.80

Total Return(d)
Based on net asset value	7.62%		(1.22)%	0.04%		3.47%		2.58%

Ratios to Average Net Assets(e)
Total expenses	1.03%		0.94%	0.66%		0.56%		0.70%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.90%		0.79%	0.50%		0.54%		0.52%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.37%		0.37%	0.38%		0.52%		0.52%
Net investment income	2.93%		2.73%	2.00%		1.90%		1.49%

Supplemental Data
Net assets, end of year (000)	$45,934		$20,802	$21,025		$19,209		$17,253
Portfolio turnover rate(f)	1,482%		1,450%	1,198%		1,139%		1,164%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015
Investments in underlying funds	0.00%		0.00%	0.01%		0.01%		0.03%

(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017		2016		2015
Portfolio turnover rate (excluding MDRs)	947%		823%	423%		502%		429%

See notes to financial statements.

88	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio
	Institutional
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$10.03		$10.45	$10.76	$10.64	$10.59

Net investment income(a)	0.26		0.23	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.62		(0.40)	(0.26)	0.20	0.12

Net increase (decrease) from investment operations	0.88		(0.17)	(0.06)	0.38	0.30

Distributions(b)
From net investment income	(0.29)		(0.25)	(0.24)	(0.26)	(0.25)
From return of capital	(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.29)		(0.25)	(0.25)	(0.26)	(0.25)

Net asset value, end of year	$10.62		$10.03	$10.45	$10.76	$10.64

Total Return(d)
Based on net asset value	8.86%		(1.68)%	(0.55)%	3.67%	2.80%

Ratios to Average Net Assets
Total expenses	1.20%		1.04%	0.90%	0.92%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%		0.76%	0.58%	0.73%	0.65%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45%		0.45%	0.46%	0.62%	0.62%

Net investment income	2.51%		2.21%	1.81%	1.70%	1.71%

Supplemental Data
Net assets, end of year (000)	$217,815		$166,465	$165,709	$156,865	$152,632

Portfolio turnover rate(e)	837%		892%	982%	929%	1,090%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	571%		590%	658%	619%	741%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Service
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$10.03		$10.45	$10.75	$10.63	$10.58

Net investment income(a)	0.21		0.20	0.17	0.16	0.16
Net realized and unrealized gain (loss)	0.64		(0.40)	(0.25)	0.20	0.11

Net increase (decrease) from investment operations	0.85		(0.20)	(0.08)	0.36	0.27

Distributions(b)
From net investment income	(0.26)		(0.22)	(0.21)	(0.24)	(0.22)
From return of capital	(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.26)		(0.22)	(0.22)	(0.24)	(0.22)

Net asset value, end of year	$10.62		$10.03	$10.45	$10.75	$10.63

Total Return(d)
Based on net asset value	8.60%		(1.93)%	(0.70)%	3.47%	2.61%

Ratios to Average Net Assets
Total expenses	1.48%		1.28%	1.18%	1.21%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.21%		1.01%	0.82%	0.92%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70%		0.70%	0.70%	0.81%	0.81%

Net investment income	2.04%		1.96%	1.57%	1.51%	1.53%

Supplemental Data
Net assets, end of year (000)	$8,040		$541	$2,039	$4,452	$3,575

Portfolio turnover rate(e)	837%		892%	982%	929%	1,090%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	571%		590%	658%	619%	741%

See notes to financial statements.

90	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)
	Investor A
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$10.06		$10.47	$10.79	$10.66	$10.61

Net investment income(a)	0.24		0.20	0.15	0.15	0.15
Net realized and unrealized gain (loss)	0.61		(0.39)	(0.25)	0.21	0.12

Net increase (decrease) from investment operations	0.85		(0.19)	(0.10)	0.36	0.27

Distributions(b)
From net investment income	(0.26)		(0.22)	(0.21)	(0.23)	(0.22)
From return of capital	(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.26)		(0.22)	(0.22)	(0.23)	(0.22)

Net asset value, end of year	$10.65		$10.06	$10.47	$10.79	$10.66

Total Return(d)
Based on net asset value	8.57%		(1.82)%	(0.88)%	3.42%	2.52%

Ratios to Average Net Assets
Total expenses	1.47%		1.31%	1.16% (e)	1.19%	1.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.21%		1.01%	0.83%	1.06%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70%		0.70%	0.71%	0.95%	0.90%

Net investment income	2.28%		1.96%	1.56%	1.40%	1.43%

Supplemental Data
Net assets, end of year (000)	$354,704		$353,770	$422,775	$463,530	$517,485

Portfolio turnover rate(f)	837%		892%	982%	929%	1,090%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(f)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	571%		590%	658%	619%	741%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Investor C

	Year Ended September 30,

	2019		2018	2017	2016	2015

Net asset value, beginning of year	$10.04		$10.46	$10.77	$10.65	$10.60

Net investment income(a)	0.16		0.12	0.07	0.07	0.07
Net realized and unrealized gain (loss)	0.61		(0.40)	(0.24)	0.20	0.11

Net increase (decrease) from investment operations	0.77		(0.28)	(0.17)	0.27	0.18

Distributions(b)
From net investment income	(0.18)		(0.14)	(0.13)	(0.15)	(0.13)
From return of capital	(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.18)		(0.14)	(0.14)	(0.15)	(0.13)

Net asset value, end of year	$10.63		$10.04	$10.46	$10.77	$10.65

Total Return(d)
Based on net asset value	7.78%		(2.66)%	(1.54)%	2.53%	1.68%

Ratios to Average Net Assets
Total expenses	2.30%		2.14%	1.94%	1.97%	1.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.96%		1.76%	1.58%	1.83%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45%		1.45%	1.46%	1.72%	1.72%

Net investment income	1.55%		1.21%	0.80%	0.62%	0.62%

Supplemental Data
Net assets, end of year (000)	$26,193		$35,014	$38,574	$51,545	$49,408

Portfolio turnover rate(e)	837%		892%	982%	929%	1,090%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,

	2019		2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	571%		590%	658%	619%	741%

See notes to financial statements.

92	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Investor C1

	Year Ended September 30,

	2019		2018	2017	2016	2015

Net asset value, beginning of year	$10.04		$10.46	$10.77	$10.64	$10.60

Net investment income(a)	0.18		0.15	0.08	0.09	0.09
Net realized and unrealized gain (loss)	0.61		(0.41)	(0.23)	0.21	0.10

Net increase (decrease) from investment operations	0.79		(0.26)	(0.15)	0.30	0.19

Distributions(b)
From net investment income	(0.20)		(0.16)	(0.15)	(0.17)	(0.15)
From return of capital	(0.00	)(c)	—	(0.01)	—	—

Total distributions	(0.20)		(0.16)	(0.16)	(0.17)	(0.15)

Net asset value, end of year	$10.63		$10.04	$10.46	$10.77	$10.64

Total Return(d)
Based on net asset value	7.99%		(2.46)%	(1.34)%	2.82%	1.78%

Ratios to Average Net Assets
Total expenses	2.27%		2.04%	1.80%	1.83%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.76%		1.56%	1.37%	1.64%	1.56%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.25%		1.25%	1.26%	1.53%	1.53%

Net investment income	1.76%		1.42%	1.00%	0.83%	0.81%

Supplemental Data
Net assets, end of year (000)	$10,007		$16,656	$23,431	$54,029	$68,972

Portfolio turnover rate(e)	837%		892%	982%	929%	1,090%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,

	2019		2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	571%		590%	658%	619%	741%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Class K

	Year Ended 09/30/2019		Period from 01/25/18 (a) to 09/30/18

Net asset value, beginning of period	$10.04		$10.27

Net investment income(b)	0.25		0.14
Net realized and unrealized gain (loss)	0.62		(0.20)

Net increase (decrease) from investment operations	0.87		(0.06)

Distributions(c)
From net investment income	(0.29)		(0.17)
From return of capital	(0.00	)(d)	—

Total distributions	(0.29)		(0.17)

Net asset value, end of period	$10.62		$10.04

Total Return(e)
Based on net asset value	8.81%		(0.60)%(f)

Ratios to Average Net Assets
Total expenses	1.06%		1.03%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%		0.86%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.40%		0.40%(g)

Net investment income	2.44%		2.03%(g)

Supplemental Data
Net assets, end of period (000)	$5,031		$1,517

Portfolio turnover rate(i)	837%		892%(j)

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Amount is greater than $(0.005) per share.
(e) Where applicable, assumes the reinvestment of distributions.
(f) Aggregate total return.
(g) Annualized.
(h) Offering and Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.04%.
(i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 09/30/2019		Period from 01/25/18 (a) to 09/30/18

Portfolio turnover rate (excluding MDRs)	571%		590%

(j)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

94	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond Portfolio (continued)

	Class R

	Year Ended September 30,

	2019		2018	2017	2016	2015

Net asset value, beginning of year	$10.06		$10.47	$10.78	$10.66	$10.61

Net investment income(a)	0.21		0.18	0.13	0.12	0.12
Net realized and unrealized gain (loss)	0.61		(0.40)	(0.24)	0.20	0.11

Net increase (decrease) from investment operations	0.82		(0.22)	(0.11)	0.32	0.23

Distributions(b)
From net investment income	(0.23)		(0.19)	(0.19)	(0.20)	(0.18)
From return of capital	(0.00)	(c)	—	(0.01)	—	—

Total distributions	(0.23)		(0.19)	(0.20)	(0.20)	(0.18)

Net asset value, end of year	$10.65		$10.06	$10.47	$10.78	$10.66

Total Return(d)
Based on net asset value	8.30%		(2.07)%	(1.04)%	3.06%	2.20%

Ratios to Average Net Assets
Total expenses	2.11%		1.64%	1.47%	1.49%	1.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.46%		1.26%	1.08%	1.32%	1.24%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.95%		0.95%	0.96%	1.21%	1.21%

Net investment income	2.06%		1.72%	1.30%	1.12%	1.13%

Supplemental Data
Net assets, end of year (000)	$13,734		$19,660	$22,215	$26,247	$21,940

Portfolio turnover rate(e)	837%		892%	982%	929%	1,090%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,

	2019		2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	571%		590%	658%	619%	741%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Credit Strategies Income Fund	Credit Strategies Income	Diversified
BlackRock GNMA Portfolio	GNMA	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Service, Investor A, Investor C, Investor C1 and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C and, if applicable, Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C and Investor C1 shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C and Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C and C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an

96	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board effective January 1, 2019, the trustees/directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official dosing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based

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Notes to Financial Statements  (continued)

on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Notes to Financial Statements  (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation- indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements  (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

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Notes to Financial Statements  (continued)

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Allied Universal Holdco LLC, Term Loan	$ 199,112	$ 197,515	$ 199,206	$ 1,691
BCPE Empire Holdings, Term Loan B	78,154	77,969	77,031	(938)
MED Parentco LP, Term Loan	144,094	142,968	142,689	(279)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended September 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows:

	GNMA	U.S. Government Bond
Average Borrowings	$95,692,139	$125,268,065
Daily Weighted Average Interest Rate	2.51%	2.42%

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Notes to Financial Statements  (continued)

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of a Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount
U.S. Government Bond
Bank of America Securities, Inc.	$(50,225,151)	$50,225,151		$—	$—
Deutsche Bank Securities, Inc.	(40,135,933)	40,135,933		—	—

	$(90,361,084)	$90,361,084		$—	$—

(a)

Net collateral, including accrued interest, with a value of $90,426,460 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

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Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of

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Notes to Financial Statements  (continued)

interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Credit Strategies Income

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
Greater than $3 Billion	0.400

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Notes to Financial Statements  (continued)

	GNMA	U.S. Government Bond

Average Daily Net Assets	Investment Advisory Fees	Investment Advisory Fees

First $1 Billion	0.340%	0.390%
$1 Billion — $3 Billion	0.320	0.370
$3 Billion — $5 Billion	0.310	0.350
$5 Billion — $10 Billion	0.300	0.340
Greater than $10 Billion	0.280	0.330

With respect to Credit Strategies Income, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees

Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75
Investor C1	0.25	0.55
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Investor C1	Class R	Total

Credit Strategies Income	$—	$207,569	$302,429	$—	$—	$509,998
GNMA	18,081	318,149	343,833	—	—	680,063
U.S. Government Bond	6,952	889,743	307,200	102,892	85,108	1,391,895

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total

Credit Strategies Income	$132,049	$—	$16,605	$6,048	$—	$9,567	$—	$164,269
GNMA	50,579	1,446	25,450	6,876	—	7,002	—	91,353
U.S. Government Bond	37,029	556	71,173	6,144	2,572	554	3,404	121,432

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Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total

GNMA	$16,401	$1,909	$1,011	$19,321
U.S. Government Bond	90,313	373	2,255	92,941

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total

Credit Strategies Income	$1,153	$—	$881	$2,052	$—	$1,985	$—	$6,071
GNMA	14,882	19	2,879	1,653	—	139	—	19,572
U.S. Government Bond	799	19	23,649	1,264	138	18	95	25,982

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total

Credit Strategies Income	$638,197	$—	$85,082	$32,391	$—	$10,926	$—	$766,596
GNMA	286,669	10,804	195,390	48,625	—	462	—	541,950
U.S. Government Bond	280,436	5,599	612,880	77,408	53,951	541	95,376	1,126,191

Other Fees: For the year ended September 30, 2019 affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$27,127
GNMA	17,879
U.S. Government Bond	5,733

For the year ended September 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C

Credit Strategies Income	$1,731	$3,693
GNMA	237	1,259
U.S. Government Bond	4,209	4,417

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived were as follows:

Credit Strategies Income	$54,294
GNMA	2,458
U.S. Government Bond	2,535

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/ or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, Credit Strategies Income waived $113,198 in investment advisory fees pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts reimbursed were as follows:

Credit Strategies Income	$38,034
GNMA	49,383
U.S. Government Bond	67,830

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Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R

Credit Strategies Income	0.62%	N/A	0.87%	1.62%	N/A	0.57%	N/A
GNMA	0.42	0.67%	0.67	1.42	N/A	0.37	1.17%(a)
U.S. Government Bond	0.45	0.70	0.70	1.45	1.25%	0.40	0.95

(a)	Share class currently active, but no assets in share class.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Credit Strategies Income	$496,219
GNMA	465,566
U.S. Government Bond	693,316

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total

Credit Strategies Income	$131,698	$—	$16,576	$6,044	$—	$9,539	$—	$163,857
GNMA	50,579	1,446	25,450	6,876	—	7,002	—	$91,353
U.S. Government Bond	37,028	550	71,172	6,144	2,572	554	3,404	$121,424

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total

Credit Strategies Income	$331,155	$—	$47,352	$18,855	$—	$10,435	$—	$407,797
GNMA	160,579	7,196	131,829	31,423	—	463	—	$331,490
U.S. Government Bond	181,804	4,141	423,326	61,098	47,028	478	86,225	$804,100

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

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Notes to Financial Statements  (continued)

As of September 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2020	2021

Credit Strategies Income
Fund Level	$664,969	$496,219
Institutional	230,226	462,853
Investor A	90,715	63,928
Investor C	20,726	24,899
Class K	1,461	19,974
GNMA
Fund Level	572,508	465,565
Institutional	264,722	211,158
Service	8,863	8,642
Investor A	153,353	157,279
Investor C	55,052	38,299
Class K	4,904	7,465
U.S. Government Bond
Fund Level	702,225	693,316
Institutional	241,975	218,832
Service	2,652	4,691
Investor A	652,882	494,498
Investor C	93,152	67,242
Investor C1	66,151	49,600
Class K	143	1,032
Class R	50,276	89,629

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2019:

	Credit Strategies Income	GNMA	U.S. Government Bond
Fund Level	$803,546	$953,892	$1,061,276
Institutional	138,899	293,432	270,711
Service	—	14,157	8,837
Investor A	94,871	179,172	743,595
Investor C	20,190	74,667	89,731
Investor C1	—	—	107,294
Class K	96	4,805	—
Class R	—	—	56,634

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 331/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)

Credit Strategies Income	$3,604,223	$385,769	$(34,216)
U.S. Government Bond	1,985	—	—

108	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond

Purchases
Non-U.S. Government Securities	$1,054,504,935	$9,933,084,719	$5,400,292,751
U.S. Government Securities	1,031,250	4,729,198	386,821,343

	$1,055,536,185	$9,937,813,917	$5,787,114,094

Sales
Non-U.S. Government Securities	$558,451,498	$9,918,869,121	$5,373,645,606
U.S. Government Securities	24,491,346	4,507,045	379,065,693

	$582,942,844	$9,923,376,166	$5,752,711,299

For the year ended September 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	GNMA	U.S. Government Bond

Purchases	$3,581,382,510	$1,828,362,336
Sales	3,582,677,180	1,827,964,768

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

	GNMA	U.S. Government Bond

Paid in capital	$(383,420)	$(612,141)
Accumulated earnings (loss)	383,420	612,141

The tax character of distributions paid was as follows:

	Ordinary Income	Return of Capital	Total

Credit Strategies Income
09/30/19	$40,650,633	$—	$40,650,633
09/30/18	21,183,137	—	21,183,137
GNMA
09/30/19	16,337,810	62,473	16,400,283
09/30/18	17,158,118	—	17,158,118
U.S. Government Bond
09/30/19	15,401,571	57,722	15,459,293
09/30/18	13,659,796	—	13,659,796

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforward (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-year Losses (c)	Total

Credit Strategies Income	$5,344,835	$—	$8,194,472	$—	$13,539,307
GNMA	—	(72,661,922)	6,832,593	—	(65,829,329)
U.S. Government Bond	—	(48,622,814)	11,078,178	(419,454)	(37,964,090)

(a)	Amounts available to offset future realized capital gains.
(b)	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the timing and recognition of partnership income, dividends deemed recognized for tax purposes, the accounting for swap agreements and the classification of investments.
(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended September 30, 2019, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	Credit Strategies Income	U.S. Government Bond

Amount utilized	$3,397,033	$6,598,515

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	U.S. Government Bond

Tax cost	$1,167,216,560	$910,765,859	$852,350,658

Gross unrealized appreciation	$21,853,730	$13,692,816	$23,761,252
Gross unrealized depreciation	(13,654,999)	(6,577,369)	(12,093,652)

Net unrealized appreciation	$8,198,731	$7,115,447	$11,667,600

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to Credit Strategies Income and the BlackRock Floating Rate Income Portfolio in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but Credit Strategies Income and BlackRock Floating Rate Income Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amount sand interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

110	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount

Credit Strategies Income

Institutional
Shares sold	65,723,825	$663,085,768	30,663,664	$312,912,888
Shares issued in reinvestment of distributions	2,914,388	29,393,206	1,431,697	14,608,534
Shares redeemed	(24,678,714)	(247,207,703)	(19,647,469)	(201,012,316)

Net increase	43,959,499	$445,271,271	12,447,892	$126,509,106

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	6,426,382	$64,943,941	3,166,847	$32,449,295
Shares issued in reinvestment of distributions	368,175	3,706,033	368,057	3,759,810
Shares redeemed	(4,273,098)	(42,987,376)	(6,732,725)	(68,655,355)

Net increase (decrease)	2,521,459	$25,662,598	(3,197,821)	$(32,446,250)

Investor C
Shares sold	1,111,478	$11,196,542	720,427	$7,385,232
Shares issued in reinvestment of distributions	115,945	1,164,939	90,789	926,825
Shares redeemed and automatic conversion of shares	(1,049,227)	(10,552,124)	(831,606)	(8,503,523)

Net increase (decrease)	178,196	$1,809,357	(20,390)	$(191,466)

Class K
Shares sold	6,948,483	$70,078,828	1,636,086	$16,620,739
Shares issued in reinvestment of distributions	231,036	2,339,282	18,750	189,994
Shares redeemed	(981,717)	(9,938,096)	(110,413)	(1,124,588)

Net increase	6,197,802	$62,480,014	1,544,423	$15,686,145

Total Net Increase	52,856,956	$535,223,240	10,774,104	$109,557,535

GNMA

Institutional
Shares sold	15,427,334	$142,988,642	8,235,177	$76,954,602
Shares issued in reinvestment of distributions	864,234	8,003,637	907,201	8,440,083
Shares redeemed	(15,566,731)	(144,024,973)	(14,927,980)	(138,958,841)

Net increase (decrease)	724,837	$6,967,306	(5,785,602)	$(53,564,156)

Service
Shares sold	164,494	$1,526,020	237,288	$2,211,882
Shares issued in reinvestment of distributions	27,198	251,100	30,051	279,000
Shares redeemed	(321,603)	(2,989,876)	(411,148)	(3,839,839)

Net decrease	(129,911)	$(1,212,756)	(143,809)	$(1,348,957)

Investor A
Shares sold and automatic conversion of shares	5,250,976	$48,741,502	2,188,335	$20,624,609
Shares issued in reinvestment of distributions	450,307	4,187,905	476,811	4,457,112
Shares redeemed	(4,421,131)	(41,065,515)	(7,454,101)	(70,067,424)

Net increase (decrease)	1,280,152	$11,863,892	(4,788,955)	$(44,985,703)

Investor C
Shares sold	1,163,829	$10,937,269	342,624	$3,226,389
Shares issued in reinvestment of distributions	91,518	845,219	129,810	1,207,606
Shares redeemed and automatic conversion of shares	(2,479,363)	(22,822,846)	(2,342,985)	(21,833,050)

Net decrease	(1,224,016)	$(11,040,358)	(1,870,551)	$(17,399,055)

Class K
Shares sold	3,022,864	$27,813,799	564,163	$5,237,470
Shares issued in reinvestment of distributions	142,490	1,318,004	81,540	755,360
Shares redeemed	(578,778)	(5,332,217)	(560,546)	(5,187,856)

Net increase	2,586,576	$23,799,586	85,157	$804,974

Total Net Increase (Decrease)	3,237,638	$30,377,670	(12,503,760)	$(116,492,897)

U.S. Government Bond

Institutional
Shares sold	10,668,766	$109,831,549	6,415,507	$65,409,242
Shares issued in reinvestment of distributions	384,160	3,965,079	290,375	2,961,241
Shares redeemed	(7,136,526)	(73,080,273)	(5,974,946)	(60,945,688)

Net increase	3,916,400	$40,716,355	730,936	$7,424,795

Service
Shares sold	751,150	$7,875,541	22,592	$232,303
Shares issued in reinvestment of distributions	6,221	65,067	4,094	41,757
Shares redeemed	(54,005)	(556,203)	(167,939)	(1,689,673)

Net increase (decrease)	703,366	$7,384,405	(141,253)	$(1,415,613)

Investor A
Shares sold and automatic conversion of shares	8,716,105	$89,895,499	3,984,573	$40,780,328
Shares issued from conversion(a)	—	—	6,251	64,884
Shares issued in reinvestment of distributions	730,163	7,535,350	681,003	6,965,635
Shares redeemed	(11,304,953)	(116,685,677)	(9,863,976)	(100,907,231)

Net decrease	(1,858,685)	$(19,254,828)	(5,192,149)	$(53,096,384)

112	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount

Investor B1
Shares sold	—	$—	—	$2
Shares issued in reinvestment of distributions	—	—	21	217
Shares converted(a)	—	—	(6,275)	(64,884)
Shares redeemed	—	—	(1,114)	(11,585)

Net decrease	—	$—	(7,368)	$(76,250)

Investor C
Shares sold	1,161,487	$11,995,422	1,024,029	$10,546,671
Shares issued in reinvestment of distributions	48,463	498,458	46,914	479,246
Shares redeemed and automatic conversion of shares	(2,232,542)	(23,016,807)	(1,272,743)	(12,997,763)

Net decrease	(1,022,592)	$(10,522,927)	(201,800)	$(1,971,846)

Investor C1
Shares sold	338,307	$3,502,377	254,602	$2,603,380
Shares issued in reinvestment of distributions	25,010	256,867	30,010	306,631
Shares redeemed	(1,080,651)	(11,093,108)	(866,715)	(8,881,566)

Net decrease	(717,334)	$(7,333,864)	(582,103)	$(5,971,555)

			Period from 01/25/18 (b) to 09/30/18

Class K
Shares sold	377,980	$3,927,086	178,325	$1,808,269
Shares issued in reinvestment of distributions	6,679	69,463	1,517	15,354
Shares redeemed	(62,292)	(647,151)	(28,659)	(290,017)

Net increase	322,367	$3,349,398	151,183	$1,533,606

			Year Ended 09/30/18

Class R
Shares sold	623,197	$6,385,776	605,380	$6,198,711
Shares issued in reinvestment of distributions	38,152	392,618	38,013	388,804
Shares redeemed	(1,326,242)	(13,655,183)	(809,824)	(8,288,824)

Net decrease	(664,893)	$(6,876,789)	(166,431)	$(1,701,309)

Total Net Increase (Decrease)	678,629	$7,461,750	(5,408,985)	$(55,274,556)

(a)	Effective December 27, 2017, Investor B1 shares were converted into Investor A shares.
(b)	Commencement of operations.

As of September 30, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 19,841 Class K Shares of Credit Strategies Income and BlackRock Financial Management, Inc., an affiliate of the Funds, owned 19,550 Class K Shares of U.S. Government Bond.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation in the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Notes to Financial Statements  (continued)

Distributions for the year ended September 30, 2018 were classified as follows:

Fund Name	Class	Net Investment Income

Credit Strategies Income	Institutional	$(16,112,100)
	Investor A	(3,885,278)
	Investor C	(986,678)
	Class K	(199,081)
GNMA	Institutional	(10,078,634)
	Service	(279,131)
	Investor A	(4,674,749)
	Investor C	(1,369,949)
	Class K	(755,655)
U.S. Government Bond	Institutional	(3,998,385)
	Service	(41,989)
	Investor A	(8,369,184)
	Investor B1 (a)	(302)
	Investor C	(534,817)
	Investor C1	(307,943)
	Class K	(17,877)
	Class R	(389,299)

(a)	Effective December 27, 2017, Investor B1 shares were converted into Investor A shares.

Undistributed (distributions in excess of) net investment income as of September 30, 2018 was as follows:

Undistributed (Distributions in Excess of) Net Investment Income

Credit Strategies Income	$(94,529)
GNMA	7,754
U.S. Government Bond	(1,459,210)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

114	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio and BlackRock U.S. Government Bond Portfolio of BlackRock Funds V (the “Funds”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, the statement of cash flows for BlackRock U.S. Government Bond Portfolio for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the cash flows of BlackRock U.S. Government Bond Portfolio for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2019, the following information is provided with respect to the ordinary income distribution paid by the Funds:

	Payable Dates	Credit Strategies Income	GNMA	U.S. Government Bond

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(a)	October 2018 — December 2018	48.83%	100.00%	100.00%
	January 2019 — September 2019	60.17	100.00	89.19
Qualified Dividend Income for Individuals(b)	October 2018	7.33	—	—
	November 2018 — December 2018	6.20	—	—
	January 2019 — September 2019	4.65	—	—
Dividends Qualifying for the Dividends Received Deductions for Corporations(b)	October 2018 — September 2019	0.51	—	—
Federal Obligation Interest(c)	October 2018 — September 2019	2.20	1.52	44.53

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M / I M P O R T A N T T A X I N F O R M A T I O N	115

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of each of BlackRock Credit Strategies Income Fund (the “Credit Strategies Income Fund”), BlackRock GNMA Portfolio (the “GNMA Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio” and together with the Credit Strategies Income Fund and the GNMA Portfolio, the “Funds” and each, a “Fund”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Credit Strategies Income Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability;

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(b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Credit Strategies Income Fund ranked in the second, second, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the GNMA Portfolio ranked in the third, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the GNMA Portfolio’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the third, second, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the U.S. Government Bond Portfolio’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31,2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Credit Strategies Income Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Credit Strategies Income Fund’s Expense Peers. The Board also noted that the Credit Strategies Income Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Credit Strategies Income Fund increases above certain contractually specified levels. The Board noted that if the size of the Credit Strategies Income Fund were to decrease, the Credit Strategies Income Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Credit Strategies Income Fund’s total expenses as a percentage of the Credit Strategies Income Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

The Board noted that the GNMA Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the GNMA Portfolio’s Expense Peers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the GNMA Portfolio increases above certain contractually specified levels. The Board noted that if the size of the GNMA Portfolio were to decrease, the GNMA Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the GNMA Portfolio’s total expenses as a percentage of the GNMA Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond Portfolio increases above certain contractually specified levels. The Board noted that if the size of the U.S. Government Bond Portfolio were to decrease, the U.S. Government Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Credit Strategies Income Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None

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Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BIackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL, United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Credit Strategies Income.

122	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	123

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

124	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

COP	Colombian Peso

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FDR	Fiduciary Depositary Receipt

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

TBA	To-be-announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	125

Want to know more?

blackrock.com     |     877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TaxableCGU-9/19-AR

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock Funds V

•	BlackRock Core Bond Portfolio
•	BlackRock High Yield Bond Portfolio
•	BlackRock Low Duration Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2019	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund’s Institutional and Class K Shares outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Service, Investor A, Investor C and Class R Shares underperformed.

What factors influenced performance?

During the period, the Fund’s overweight position to investment grade corporate credit led to positive contributions to Fund performance. Exposure to municipal bonds also added to Fund returns. In addition, the Fund’s duration positioning (sensitivity to changes in interest rates) contributed positively as Treasury yields declined over the period. Finally, within securitized assets, allocations to collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities contributed positively to Fund performance.

The Fund’s overweight exposure to agency mortgage-backed securities (“MBS”) and global interest rates exposure under the Fund’s macro-oriented strategy detracted from Fund performance.

Describe recent portfolio activity.

During the fourth quarter of 2018, the Fund’s overweight in duration (sensitivity to interest rate changes) was reduced, while exposure was rotated further out the yield curve. On the view that slowing economic growth and a near-neutral interest rate policy by the Fed should keep U.S. interest rates range-bound in the near term, the Fund added to higher quality spread sectors such as agency MBS, investment grade credits and municipal bonds. Despite broader market weakness during the fourth quarter, securitized assets held up well, and the Fund took profits there.

In the first quarter of 2019, as risk assets rebounded sharply, the Fund’s overweight in duration was modestly increased, while exposure was shifted slightly toward longer-dated issues. Following the aggressive re-pricing of risk assets in late 2018, the investment adviser used the opportunity to add to the Fund’s overweight in investment grade credits. Given the decline in interest rates and pick-up in mortgage prepayment speeds, the Fund shifted to an underweight in agency MBS, while maintaining diversified exposure in securitized assets.

During the third quarter of 2019, the Fund’s duration was increased slightly to a modest overweight versus the benchmark. Globally, the Fund marginally increased allocations in non-U.S. sovereign bonds that should benefit from a more accommodative monetary policy from the European Central Bank (“ECB”). Within spread sectors, the Fund emphasized high quality “carry” assets (i.e., low risk, income-generating assets) given trade uncertainties and the slowdown in global growth. In particular, an overweight position in agency MBS was increased based on attractive valuations. Lastly, the Fund slightly reduced its overweight to investment grade credit in anticipation of heavy issuance in September, while maintaining a preference for high quality, less cyclical names within the sector.

Describe portfolio positioning at period end.

At period end, the Fund was positioned with an overweight in duration versus the benchmark as geopolitical uncertainty continued to pressure interest rates lower. The Fund had non-benchmark exposure to interest rates in European peripheral markets that should benefit from ECB accommodation. In addition, the Fund held an overweight in agency MBS given attractive valuations, as well as elevated demand from banks and other institutions. The Fund maintained an overweight in investment grade credit as well.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Core Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Core Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.34%	2.23%	5.63%	10.52%	N/A	3.30%	N/A	4.16%	N/A
Service	2.09	1.94	5.39	10.24	N/A	3.01	N/A	3.86	N/A
Investor A	2.01	1.86	5.39	10.24	5.83%	3.01	2.17%	3.85	3.43%
Investor C	1.34	1.16	5.01	9.45	8.45	2.24	2.24	3.09	3.09
Class K	2.39	2.35	5.65	10.55	N/A	3.37	N/A	4.26	N/A
Class R	1.84	1.67	5.36	9.95	N/A	2.77	N/A	3.59	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	5.42	10.30	N/A	3.38	N/A	3.75	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and Index do not have a sales charge

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2019 (continued)	BlackRock Core Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Ending Account Value (09/30/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,056.30	$2.32	$2.22	$1,000.00	$1,022.81	$2.28	$1,022.91	$2.18
Service	1,000.00	1,053.90	3.50	3.40	1,000.00	1,021.66	3.45	1,021.76	3.35
Investor A	1,000.00	1,053.90	3.60	3.50	1,000.00	1,021.56	3.55	1,021.66	3.45
Investor C	1,000.00	1,050.10	7.40	7.30	1,000.00	1,017.85	7.28	1,017.95	7.18
Class K	1,000.00	1,056.50	2.06	1.96	1,000.00	1,023.06	2.03	1,023.16	1.93
Class R	1,000.00	1,053.60	4.84	4.74	1,000.00	1,020.36	4.76	1,020.46	4.66

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.68% for Service, 0.70% for Investor A, 1.44% for Investor C, 0.40% for Class K and 0.94% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.43% for Institutional, 0.66% for Service, 0.68% for Investor A, 1.42% for Investor C, 0.38% for Class K and 0.92% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

U.S. Government Sponsored Agency Obligations	39%
Corporate Bonds	32
U.S. Treasury Obligations	15
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	3
Municipal Bonds	3
Foreign Government Obligations	2
Foreign Agency Obligations	—	(b)
Capital Trusts	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)

AAA/Aaa(c)	60%
AA/Aa	6
A	16
BBB/Baa	17
BB/Ba	—	(d)
B	—	(d)
CCC/Caa	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund’s Institutional and Class K Shares performed in line with the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, while the Fund’s Service, Investor A, Investor C, Investor C1 and Class R Shares underperformed.

What factors influenced performance?

Detractors during the 12-month period included an underweight to BB-rated credits, as BB-rated high yield bonds outperformed B-rated and CCC-rated bonds during the period by a significant margin. Across sectors, underweight positions to home construction and retailers detracted, along with selection in the gaming sector. Tactical equity holdings also weighed on relative results as these idiosyncratic positions underperformed the high yield market.

Conversely, strong security selection across the high yield market represented a key driver of positive relative performance. From a sector perspective, the Fund’s exposures to the technology and pharmaceuticals sectors were among the top contributors to Fund performance. A combination of an underweight and credit selection in the energy sector also was additive. Relative value positions in investment grade credits were positive as well given sharp declines in interest rates that spurred investment grade issues to outperform the high yield market during the 12-month period.

Describe recent portfolio activity.

The Fund saw its overall risk level versus the benchmark decline during the period, but this was largely driven by the energy sector as well as by the higher beta, stressed segment of the market having become more volatile. Given the Fund’s underweight to these issuers, this resulted in an aggregate risk level that was lower than the benchmark. However, excluding energy, the portfolio increased its overall risk level during the period. In terms of bond ratings, the Fund maintained its underweight to BB-rated bonds but reduced this underweight given a more benign interest rate environment. In addition, the Fund increased its overweight to CCC-rated issues slightly, but this was more name specific, and not reflective of a broadly bullish view on lower-rated issuers. The Fund increased its sector exposure to technology, pharmaceuticals and health care high yield bonds, while reducing exposure to energy and gaming. The Fund also continued to reduce its exposure to floating rate loan interests (“bank loans’) given the dovish pivot by the Fed and a view that rate risk would be significantly reduced in the near future.

Describe portfolio positioning at period end.

In a market that saw increasing performance dispersion over the period, the Fund remained focused on specific issuer stories rather than on broad sector themes, although there were particular segments of the market that required greater caution due to either longer-term fundamental concerns or higher sensitivity to slowing global economic activity. Overall, the Fund remained underweight in BB-rated credits. The Fund was also overweight to B-rated issuers and select CCC-rated bonds with improving credit positions, specific catalysts or attractive yields. Importantly, the Fund maintained underweights to the market’s “tails”: both the higher-yielding segment of the market that contains a larger concentration of stressed assets and the lower yielding portion whose spreads are less attractive. By period end, from a sector standpoint, technology, aerospace &defense, and banking were the Fund’s largest overweight positions, while retailers, home construction and media companies were its largest underweights. From an asset allocation perspective, the Fund ended the period with an 8.5% allocation to bank loans, slightly reduced from earlier in the period. The portfolio’s equity positioning was roughly 1.1% at period end, reflecting both common equity positions and futures hedges. The Fund also maintained positions in high yield liquid products (a combination of high yield exchange-traded funds, high yield credit default swaps and total return swaps).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2019 (continued)	BlackRock High Yield Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2019

				Average Annual Total Returns (a)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.87%	4.86%	4.64%	6.34%	N/A	5.07%	N/A	8.39%	N/A
Service	4.61	4.60	4.51	6.06	N/A	4.76	N/A	8.05	N/A
Investor A	4.38	4.38	4.61	6.00	1.76%	4.74	3.88%	8.04	7.60%
Investor C	3.86	3.85	4.10	5.25	4.25	3.99	3.99	7.26	7.26
Investor C1	4.04	4.03	4.18	5.39	N/A	4.15	N/A	7.44	N/A
Class K	5.00	4.99	4.70	6.32	N/A	5.16	N/A	8.48	N/A
Class R	4.27	4.26	4.33	5.69	N/A	4.43	N/A	7.71	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	3.87	6.35	N/A	5.38	N/A	7.92	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and Index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock High Yield Bond Portfolio

Expense Example

	Actual				Hypothetical (a)

			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense

	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Ending Account Value (09/30/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,046.40	$3.03	$3.03	$1,000.00	$1,022.11	$2.99	$1,022.11	$2.99
Service	1,000.00	1,045.10	4.36	4.36	1,000.00	1,020.81	4.31	1,020.81	4.31
Investor A	1,000.00	1,046.10	4.67	4.67	1,000.00	1,020.51	4.61	1,020.51	4.61
Investor C	1,000.00	1,041.00	8.29	8.29	1,000.00	1,016.95	8.19	1,016.95	8.19
Investor C1	1,000.00	1,041.80	7.58	7.58	1,000.00	1,017.65	7.49	1,017.65	7.49
Class K	1,000.00	1,047.00	2.46	2.46	1,000.00	1,022.66	2.43	1,022.66	2.43
Class R	1,000.00	1,043.30	6.15	6.15	1,000.00	1,019.05	6.07	1,019.05	6.07

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.85% for Service, 0.91% for Investor A, 1.62% for Investor C, 1.48% for Investor C1, 0.48% for Class K and 1.20% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.85% for Service, 0.91% for Investor A, 1.62% for Investor C, 1.48% for Investor C1, 0.48% for Class K and 1.20% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	84%
Floating Rate Loan Interests	9
Investment Companies	3
Preferred Securities	2
Asset-Backed Securities	1
Common Stocks	1
Other Interests	—	(b)
Non-Agency Mortgage-Backed Securities	—	(b)
Foreign Agency Obligations	—	(b)

(a)	Total Investments exclude short-term securities and options purchased.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AA/Aa	—%	(c)
A	—(c)
BBB/Baa	6
BB/Ba	40
B	39
CCC/Caa	10
NR	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and options purchased.
(c)	Represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2019	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund’s Class K Shares matched the return of the benchmark, the ICE BofAML 1-3 Year U.S. Corporate & Government Index, while all of the Fund’s other share classes underperformed the benchmark.

What factors influenced performance?

During the period, the main detractors from Fund performance were its allocations to sovereign bonds and emerging market debt.

Conversely, positive contributions to performance were led by the Fund’s allocations to assets that trade at a yield spread above Treasuries, most notably investment grade corporate bonds. Elsewhere within spread sectors, exposure to securitized assets including commercial mortgage-backed securities (“CMBS”), mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and collateralized loan obligations (“CLOs”) also added to relative performance. Lastly, exposure to high yield corporate bonds contributed positively to Fund returns.

Describe recent portfolio activity.

Entering the period, the Fund had increased its exposure to investment grade corporate bonds, anticipating that muted new-issue supply would support credit spread tightening by the end of 2018. Instead, prevailing “risk-off” market sentiment and a flurry of negative news within credit issues spurred considerable spread widening during the fourth quarter of 2018. The investment adviser maintained a positive outlook regarding corporate credit entering 2019, on the view that the Fed’s abrupt change to a dovish stance in the face of broad-based signs of a U.S. economic slowdown would support a narrowing of credit spreads.

During the second quarter of 2019, the Fund slightly reduced exposure to corporate bonds and rotated into ABS on the belief that the U.S. consumer remained strong. The Fund also added to its CMBS holdings, as the sector lagged the overall retracement in spreads seen in the first quarter of 2019, making it appear attractive on a relative basis.

Entering the third quarter of 2019, the Fund was positioned with a longer duration (sensitivity to interest rate changes) bias on the increased probability that the Fed would begin easing during the quarter. The Fund continued to reduce exposure to banking issues within corporate credit and to a lesser extent to ABS on valuation concerns, while rotating into agency MBS. The investment adviser believed that agency MBS were attractively valued relative to other spread sectors and positioned the portfolio to benefit from a pickup in demand from banks seeking to maintain their net interest margin. Within corporate credit, the Fund added to its European exposure on the view that this segment should benefit from the European Central Bank’s bond-buying program.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund was positioned with an overweight to corporate credit and underweights to government sectors such as Treasury, agency and sovereign bonds. The Fund also held non-benchmark allocations to ABS, CMBS and agency MBS. Finally, the Fund was positioned with a marginally longer duration that the benchmark on the belief that the deceleration in economic data should prompt rates to move lower during the fourth quarter absent a conclusive resolution of trade disputes.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2019 (continued)	BlackRock Low Duration Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years. The Fund normally invests at least 80% of its assets in debt securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Low Duration Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one to three years.

Performance Summary for the Period Ended September 30, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.21%	2.17%	2.29%	4.59%	N/A	1.97%	N/A	2.73%	N/A
Service	1.96	1.85	2.17	4.23	N/A	1.66	N/A	2.40	N/A
Investor A	1.92	1.80	2.17	4.23	1.88%	1.68	1.21%	2.40	2.17%
Investor A1	2.11	2.03	2.24	4.38	N/A	1.84	N/A	2.57	N/A
Investor C	1.22	1.12	1.78	3.56	2.56	0.92	0.92	1.66	1.66
Investor C2	1.82	1.75	2.08	4.05	N/A	1.50	N/A	2.26	N/A
Investor C3	1.32	1.11	1.83	3.66	N/A	0.99	N/A	1.67	N/A
Class K	2.26	2.22	2.32	4.65	N/A	2.02	N/A	2.78	N/A
Class R	1.72	1.27	2.04	3.97	N/A	1.40	N/A	2.04	N/A
ICE BofAML 1-3 Year U.S. Corporate & Government Index	—	—	2.20	4.65	N/A	1.60	N/A	1.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain classes.

N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2019 (continued)	BlackRock Low Duration Bond Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Ending Account Value (09/30/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,022.90	$2.03	$2.03	$1,000.00	$1,023.06	$2.03	$1,023.06	$2.03
Service	1,000.00	1,021.70	3.29	3.29	1,000.00	1,021.81	3.29	1,021.81	3.29
Investor A	1,000.00	1,021.70	3.29	3.29	1,000.00	1,021.81	3.29	1,021.81	3.29
Investor A1	1,000.00	1,022.40	2.53	2.53	1,000.00	1,022.56	2.54	1,022.56	2.54
Investor C	1,000.00	1,017.80	7.08	7.08	1,000.00	1,018.05	7.08	1,018.05	7.08
Investor C2	1,000.00	1,020.80	4.05	4.05	1,000.00	1,021.06	4.05	1,021.06	4.05
Investor C3	1,000.00	1,018.30	6.58	6.58	1,000.00	1,018.55	6.58	1,018.55	6.58
Class K	1,000.00	1,023.20	1.78	1.78	1,000.00	1,023.31	1.78	1,023.31	1.78
Class R	1,000.00	1,020.40	4.56	4.56	1,000.00	1,020.56	4.56	1,020.56	4.56

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.80% for Investor C2, 1.30% for Investor C3, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.40% for Institutional, 0.65% for Service, 0.65% for Investor A, 0.50% for Investor A1, 1.40% for Investor C, 0.80% for Investor C2, 1.30% for Investor C3, 0.35% for Class K and 0.90% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	32%
Asset-Backed Securities	21
U.S. Government Sponsored Agency Securities	18
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	12
Investment Companies	2
Foreign Government Obligations	1
Foreign Agency Obligations	—	(b)
Municipal Bonds	—	(b)

(a)	Total Investments exclude short-term securities and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	61%
AA/Aa	4
A	11
BBB/Baa	20
BB/Ba	—	(d)
B	—	(d)
D	—	(d)
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Fund. Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in BlackRock High Yield Bond Portfolio (“High Yield Bond”); Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Shares fees. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C1, Investor C2 and Investor C3 Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer sponsored retirement plans. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	13

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 6.9%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.40%, 07/15/26(a)(b)	USD	978	$977,751
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.36%, 10/21/28(a)(b)		1,130	1,127,688
Allegro CLO IV Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.45%, 01/15/30		1,460	1,460,386
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/30		560	560,215
ALM V Ltd.(a)(b):
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.55%, 10/18/27		1,000	990,929
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 3.95%, 10/18/27		610	600,709
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.71%, 10/15/28(a)(b)		690	689,784
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.21%, 04/16/27		266	266,449
Series 2015-12A, Class BR2, (LIBOR USD 3 Month + 1.65%), 3.97%, 04/16/27		1,110	1,104,168
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.80%, 07/15/27		1,480	1,475,408
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/27		560	552,529
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 3.95%, 01/15/28(a)(b)		250	249,363
AMMC CLO 16 Ltd., Series 2015-16A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.90%, 04/14/29(a)(b)		250	248,291
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.38%, 11/10/30(a)(b)		500	498,170
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.54%, 07/24/29(a)(b)		790	792,509
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.53%, 07/25/29(a)(b)		1,530	1,529,881
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.29%, 04/13/31(a)(b)		2,240	2,212,680
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.76%, 01/28/31(a)(b)		1,040	1,021,142
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.31%, 01/28/31(a)(b)		920	916,921
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.75%, 01/15/30		420	413,342
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.15%, 01/15/30		250	246,760
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.57%, 07/15/30(a)(b)		580	579,673
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.26%, 10/15/27		5,890	5,879,991

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.00%, 10/15/27	USD	620	$613,577
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.26%, 07/28/28		570	570,287
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.86%, 07/28/28		650	647,380
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.55%, 10/13/30(a)(b)		670	668,615
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.38%, 04/15/31(a)(b)		4,166	4,145,895
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.29%, 04/20/31(a)(b)		500	494,454
Apidos CLO XVI, Series 2013-16A, Class A1R, (LIBOR USD 3 Month + 0.98%), 3.28%, 01/19/25(a)(b)		90	90,030
Apidos CLO XVIII, Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 3.42%, 10/22/30(a)(b)		350	348,736
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.02%, 08/15/27(a)(b)		450	449,944
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.47%, 10/15/30(a)(b)		310	309,610
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.38%, 05/28/30(a)(b)		990	990,004
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.11%, 04/22/27(a)(b)		380	380,067
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.38%, 04/25/26(a)(b)		4,292	4,294,724
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.28%, 07/17/26		701	700,790
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.80%, 07/17/26		650	647,640
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.34%, 08/05/27		900	900,915
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 3.79%, 08/05/27		840	834,287
Avery Point VII CLO Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.44%, 01/15/28(a)(b)		1,650	1,649,918
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		127	126,791
Babson CLO Ltd., Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 3.68%, 01/20/31(a)(b)		250	244,030
Bain Capital Credit CLO Ltd., Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.38%, 07/19/31(a)(b)		330	327,246
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.23%, 07/20/29(a)(b)		270	269,817
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 3.34%, 07/17/28(a)(b)		800	797,969
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.53%, 01/24/29(a)(b)		4,880	4,889,985

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.42%, 12/15/35(a)(b)	USD	1,080	$1,082,333
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.05%, 07/15/29(a)(b)		650	647,848
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (LIBOR USD 3 Month + 1.09%), 3.37%, 04/20/31(a)(b)		360	357,774
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.08%, 07/18/27(a)(b)		670	670,073
Black Diamond CLO Ltd., Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.45%), 3.75%, 02/06/26(a)(b)		500	499,933
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.51%, 01/20/29		1,360	1,361,107
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.46%, 10/22/30		1,770	1,768,422
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.28%, 04/20/31		250	248,397
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.27%, 04/17/31		800	791,612
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 3.31%, 07/27/31		3,360	3,338,991
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.86%, 07/28/28		530	529,778
Carlyle US CLO Ltd., Series 2016-4A, Class A2R, (LIBOR USD 3 Month + 1.45%), 3.73%, 10/20/27(a)(b)		250	247,307
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.53%, 07/20/30		1,600	1,594,404
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 4.05%, 10/17/29		810	808,522
CDO Repack SPC Ltd., Series 2006-CLF1, Class D1, 7.11%, 05/20/30(b)		500	532,015
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 3.85%, 06/09/30(a)(b)		550	547,953
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.37%, 10/20/28(a)(b)		2,980	2,976,167
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.55%, 10/17/30		4,530	4,529,125
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 4.00%, 10/17/30		750	741,381
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 10/17/30		250	244,889
Cent CLO 17 Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.30%, 04/30/31(a)(b)		1,860	1,841,952
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.37%, 10/15/26(a)(b)		920	919,792
CIFC Funding Ltd.(a)(b):
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.43%, 10/17/30		6,450	6,443,657
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.98%, 04/23/29		340	338,796
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.00%), 3.30%, 04/18/31		1,230	1,216,962

Security		Par (000)	Value

Asset-Backed Securities (continued)
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(b)(c)	USD	1,949	$1,973,658
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.08%, 07/20/28(a)(b)		310	304,497
Deer Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.46%, 10/20/30(a)(b)		500	496,569
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.42%, 07/20/29(a)(b)		1,590	1,590,873
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.42%, 01/15/31(a)(b)		4,900	4,881,086
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.20%, 10/15/27(a)(b)		3,240	3,240,094
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.20%, 04/15/29(a)(b)		330	329,556
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.36%, 08/15/30(a)(b)		1,660	1,660,517
Eaton Vance CLO Ltd.(a)(b):
Series 2013-1A, Class A1RR, (LIBOR USD 3 Month + 1.16%), 3.38%, 01/15/28		270	270,196
Series 2013-1A, Class A2RR, (LIBOR USD 3 Month + 1.85%), 4.07%, 01/15/28		250	250,124
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 3.47%, 01/17/29		5,500	5,506,273
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.75%), 4.05%, 01/17/29		470	469,874
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.19%, 04/15/27(a)(b)		739	738,830
Galaxy XXIII CLO Ltd., Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.28%), 3.56%, 04/24/29(a)(b)		577	577,009
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 3.56%, 11/15/26		250	248,419
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 3.84%, 11/15/26		350	347,097
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.37%, 10/29/29(a)(b)		420	419,210
GSAA Home Equity Trust, Series 2006-5, Class 2A1, (LIBOR USD 1 Month + 0.07%), 2.09%, 03/25/36(a)		583	281,756
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.36%, 07/25/27(a)(b)		5,000	4,994,513
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 3.55%, 07/18/31		250	249,283
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.29%, 02/05/31		3,030	3,000,839
Home Partners of America Trust, Series 2016-2, Class A, (LIBOR USD 1 Month + 1.15%), 3.17%, 10/17/33(a)(b)		171	170,953
HPS Loan Management Ltd., Series 10A-16, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.28%, 01/20/28(a)(b)		970	969,206

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.44%, 10/19/28(a)(b)	USD	865	$863,243
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.02%, 07/17/37(a)(b)		664	663,272
LCM XXI LP, Series 21A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.16%, 04/20/28(a)(b)		820	816,809
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.16%, 05/15/28(a)(b)		1,810	1,811,354
Madison Park Funding X Ltd., Series 2012-10A, Class AR2, (LIBOR USD 3 Month + 1.22%), 3.50%, 01/20/29(a)(b)		1,700	1,699,950
Madison Park Funding XI Ltd., Series 2013- 11A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.42%, 07/23/29(a)(b)		2,000	2,002,464
Madison Park Funding XIII Ltd., Series 2014- 13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.25%, 04/19/30(a)(b)		1,090	1,088,627
Madison Park Funding XIX Ltd., Series 2015- 19A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.53%, 01/22/28(a)(b)		1,160	1,159,971
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.46%, 07/29/30(a)(b)		1,665	1,666,108
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.18%, 06/15/28(a)(b)		420	420,085
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.48%, 12/18/30(a)(b)		430	428,301
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 3.25%, 04/21/31(a)(b)		480	472,292
Mid-State Trust VII, Series 7, Class A, 6.34%, 12/15/36		1,376	1,458,396
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.88%, 07/20/24(a)(b)		931	931,128
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.53%, 10/20/30(a)(b)		830	827,924
MP CLO VIII Ltd.(a)(b):
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.17%, 10/28/27		1,420	1,420,029
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 3.68%, 10/28/27		1,500	1,486,023
Navient Private Education Loan Trust, Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 3.78%, 10/17/44(a)(b)		895	904,113
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.47%, 10/18/30(a)(b)		1,430	1,427,514
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 3.15%, 10/20/27(a)(b)		500	499,708
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.35%, 04/26/31		140	138,770
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.12%, 10/26/27		380	377,664
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.56%, 07/15/30		2,610	2,611,259

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.09%, 11/20/30	USD	250	$243,568
Octagon Investment Partners Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 3.28%, 04/16/31(a)(b)		1,780	1,759,870
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.32%, 07/17/30(a)(b)		2,755	2,720,356
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.28%, 01/25/31(a)(b)		2,390	2,374,700
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.15%, 07/15/27(a)(b)		370	363,539
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.43%, 03/20/25(a)(b)		2,460	2,456,557
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.20%, 10/18/26(a)(b)		489	488,293
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 3.29%, 10/20/25(a)(b)		70	70,426
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.19%, 05/23/31(a)(b)		4,495	4,474,162
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(b)		3,140	3,168,740
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.53%, 10/22/30(a)(b)		9,195	9,142,833
OZLM Ltd., Series 2019-24A, Class A2A, (LIBOR USD 3 Month + 2.25%), 4.41%, 07/20/32(a)(b)		250	249,798
OZLM VIII Ltd., Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/29(a)(b)		340	332,234
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/29(a)(b)		2,110	2,098,020
Palmer Square CLO Ltd.(a)(b):
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.22%), 3.37%, 05/21/29		2,420	2,419,426
Series 2015-1A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 3.80%, 05/21/29		530	529,821
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.33%, 04/18/31		850	844,298
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.42%, 07/16/31		1,070	1,062,313
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.51%, 08/15/26		776	772,899
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 3.60%, 10/15/25		1,760	1,753,968
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 3.06%, 11/15/26		551	550,305
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 3.79%, 08/20/27		440	439,550
Parallel Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 3.98%, 07/20/29(a)(b)		500	495,521
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.40%, 11/14/29		1,870	1,865,590
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 3.88%, 11/14/29		780	776,817

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)	USD	737	$739,285
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.51%, 10/15/30(a)(b)		720	719,999
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.36%, 07/20/28(a)(b)		2,360	2,356,029
Riserva CLO Ltd., Series 2016-3A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.44%, 10/18/28(a)(b)		1,040	1,039,916
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.05%, 10/15/29		860	854,142
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.47%, 10/20/30		2,090	2,085,974
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.31%, 04/20/31(a)(b)		720	712,187
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.39%, 01/15/30(a)(b)		670	665,410
RR 6 Ltd., Series 2019-6A, Class A1A, (LIBOR USD 3 Month + 1.25%), 3.63%, 04/15/30(a)(b)		2,140	2,139,951
Silver Creek CLO Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 4.58%, 07/20/30(a)(b)		500	494,555
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 2.45%, 03/15/24(a)		1,030	1,024,408
SLM Private Education Loan Trust, Series 2011-C, Class A2A, (LIBOR USD 1 Month + 3.25%), 5.28%, 10/17/44(a)(b)		199	199,566
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		990	1,016,302
Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.30%, 01/23/29(a)(b)		1,000	1,003,253
Sound Point CLO XV Ltd., Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.25%, 01/23/29(a)(b)		280	280,000
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.88%, 04/15/32(a)(b)		4,180	4,177,191
Steele Creek CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.55%, 01/15/30(a)(b)		1,070	1,066,745
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.18%, 04/15/28(a)(b)		880	876,079
Symphony CLO XVIII Ltd., Series 2016-18A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.41%, 01/23/28(a)(b)		900	900,482
THL Credit Wind River CLO Ltd.(a)(b):
Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 1.45%), 3.75%, 01/15/26		280	279,569
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.35%, 07/15/28		1,120	1,118,616
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.47%, 01/16/31(a)(b)		910	902,180
TICP CLO VI Ltd., Series 2016-6A, Class BR, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/15/29(a)(b)		1,190	1,185,817

Security		Par (000)	Value

Asset-Backed Securities (continued)
Towd Point Mortgage Trust(b)(c):
Series 2019-SJ2, Class A2, 4.25%, 11/25/58	USD	3,000	$3,092,976
Series 2019-SJ2, Class M1, 4.50%, 11/25/58		3,000	3,128,017
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		1,425	1,488,589
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.43%, 10/22/31(a)(b)		660	659,295
Venture CLO 32 Ltd., Series 2018-32A, Class A2A, (LIBOR USD 3 Month + 1.07%), 3.37%, 07/18/31(a)(b)		350	347,052
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.52%, 10/15/29(a)(b)		3,230	3,235,905
Voya CLO Ltd.(a)(b):
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.43%, 10/15/30		1,680	1,677,136
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.81%, 04/15/29		2,240	2,239,961
Westcott Park CLO Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.21%), 3.49%, 07/20/28(a)(b)		1,210	1,212,983
York CLO 2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.43%, 01/22/31(a)(b)		1,250	1,242,909
York CLO 4 Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.63%), 3.91%, 01/20/30(a)(b)		700	701,397
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.53%, 10/20/29		520	519,609
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.03%, 10/20/29		930	924,146

Total Asset-Backed Securities — 6.9% (Cost: $230,579,306)			229,973,311

Corporate Bonds — 39.5%

Aerospace & Defense — 1.8%
Airbus SE, 3.95%, 04/10/47(b)		1,230	1,424,911
Arconic, Inc., 5.40%, 04/15/21		2,830	2,927,734
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		728	730,725
3.80%, 10/07/24		204	214,247
3.85%, 12/15/25		1,827	1,920,982
4.75%, 10/07/44		87	102,014
Boeing Co. (The):
3.25%, 02/01/35		258	267,344
3.38%, 06/15/46		163	163,507
3.85%, 11/01/48		569	619,632
3.83%, 03/01/59		698	744,110
General Dynamics Corp., 3.75%, 05/15/28		788	877,000
L3Harris Technologies, Inc.:
2.70%, 04/27/20		522	523,045
3.85%, 06/15/23(b)		3,725	3,923,709
3.95%, 05/28/24(b)		725	769,353
3.83%, 04/27/25		109	116,407
3.85%, 12/15/26(b)		3,200	3,437,510
4.40%, 06/15/28		2,646	2,972,628
4.40%, 06/15/28(b)		415	466,228
4.85%, 04/27/35		82	97,077
5.05%, 04/27/45		1,045	1,311,163
Lockheed Martin Corp.:
3.10%, 01/15/23		438	451,562
2.90%, 03/01/25		520	538,358

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
3.55%, 01/15/26	USD	229	$245,517
3.60%, 03/01/35		4,330	4,680,909
4.50%, 05/15/36		480	576,420
3.80%, 03/01/45		164	182,675
Northrop Grumman Corp.:
2.93%, 01/15/25		2,904	2,993,569
3.25%, 01/15/28		3,411	3,579,836
3.85%, 04/15/45		803	885,379
4.03%, 10/15/47		357	404,920
Raytheon Co.:
3.15%, 12/15/24		291	305,810
7.20%, 08/15/27		630	840,939
7.00%, 11/01/28		2,010	2,662,319
4.20%, 12/15/44		590	700,684
Rolls-Royce plc, 2.13%, 06/18/21	EUR	249	281,153
Textron, Inc.:
3.65%, 03/15/27	USD	845	881,705
3.90%, 09/17/29		1,562	1,672,472
United Technologies Corp.:
3.35%, 08/16/21		180	184,649
1.95%, 11/01/21		3,290	3,287,409
3.65%, 08/16/23		65	68,785
1.15%, 05/18/24	EUR	1,065	1,208,689
3.95%, 08/16/25	USD	56	61,351
3.13%, 05/04/27		11	11,527
4.13%, 11/16/28		3,382	3,826,347
5.40%, 05/01/35		515	658,069
6.13%, 07/15/38		1,138	1,564,101
4.50%, 06/01/42		2,196	2,629,814

			58,994,294

Air Freight & Logistics — 0.1%
FedEx Corp.:
0.45%, 08/05/25	EUR	1,050	1,145,228
3.30%, 03/15/27	USD	62	63,579
3.90%, 02/01/35		500	511,543
3.88%, 08/01/42		1,219	1,177,339
United Parcel Service, Inc.:
3.40%, 03/15/29		929	994,095
2.50%, 09/01/29		891	887,588
4.25%, 03/15/49		81	93,583

			4,872,955

Airlines — 0.9%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		439	458,655
Series 2017-1, Class B, 3.70%, 01/15/26		9	9,040
Series 2017-1, Class AA, 3.30%, 01/15/30		482	497,086
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 10/01/22		19	19,316
Series 2015-1, Class B, 3.70%, 05/01/23		253	255,104
Series 2015-2, Class B, 4.40%, 09/22/23		1,956	2,022,371
Series 2016-1, Class B, 5.25%, 01/15/24		635	675,335
Series 2016-2, Class B, 4.38%, 06/15/24(b)		837	861,859
Series 2017-1, Class B, 4.95%, 02/15/25		692	729,783
Series 2017-2, Class B, 3.70%, 10/15/25		431	433,853
Series 2016-3, Class B, 3.75%, 10/15/25		21	21,145
Series 2015-2, Class AA, 3.60%, 09/22/27		351	368,247
Series 2019-1, Class B, 3.85%, 02/15/28		1,230	1,242,387
Series 2016-2, Class AA, 3.20%, 06/15/28		496	509,338
Series 2016-3, Class AA, 3.00%, 10/15/28		1,047	1,066,034
Series 2017-1, Class AA, 3.65%, 02/15/29		397	421,809
Series 2017-2, Class AA, 3.35%, 10/15/29		529	544,313
Series 2019-1, Class AA, 3.15%, 02/15/32		1,135	1,165,772
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.25%, 04/11/20		12	12,095

Security		Par (000)	Value

Airlines (continued)
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24	USD	990	$1,034,255
Delta Air Lines, Inc.:
2.88%, 03/13/20		11,781	11,806,152
2.60%, 12/04/20		30	30,053
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		21	21,244
Series 2014-2, Class B, 4.63%, 09/03/22		170	175,675
Series 2016-2, Class B, 3.65%, 10/07/25		104	104,734
Series 2016-1, Class B, 3.65%, 01/07/26		139	141,692
Series 2018-1, Class B, 4.60%, 03/01/26		547	569,877
Series 2015-1, Class AA, 3.45%, 12/01/27		252	262,826
Series 2019-2, Class B, 3.50%, 05/01/28		901	902,486
Series 2016-1, Class AA, 3.10%, 07/07/28		61	62,279
Series 2016-2, Class AA, 2.88%, 10/07/28		504	509,415
Series 2018-1, Class AA, 3.50%, 03/01/30		613	641,372
Series 2019-2, Class AA, 2.70%, 05/01/32		885	882,555
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		35	36,753
Series 2013-1, Class B, 5.38%, 11/15/21		146	152,348

			28,647,258

Auto Components — 0.0%
Lear Corp., 5.25%, 05/15/49		85	87,432

Automobiles — 0.5%
Daimler Finance North America LLC(b):
3.10%, 05/04/20		2,575	2,589,885
2.30%, 02/12/21		3,005	3,007,324
3.35%, 05/04/21		3,060	3,110,410
General Motors Co.:
5.00%, 04/01/35		74	74,277
6.60%, 04/01/36		630	721,814
6.25%, 10/02/43		645	706,618
5.40%, 04/01/48		99	99,167
Hyundai Capital America(b):
2.55%, 04/03/20		7,145	7,160,630
3.95%, 02/01/22		290	297,798
Toyota Motor Corp., 2.76%, 07/02/29		46	47,570

			17,815,493

Banks — 8.6%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		2,120	2,129,391
Australia & New Zealand Banking Group Ltd., 2.63%, 11/09/22		790	803,385
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		360	359,550
Banco Santander SA:
3.85%, 04/12/23		400	416,837
2.71%, 06/27/24		1,600	1,617,563
3.31%, 06/27/29		1,800	1,859,635
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		1,170	1,171,846
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		13,138	13,152,725
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		320	321,812
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		434	442,610
3.30%, 01/11/23		1,327	1,371,014
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		1,285	1,304,528
4.00%, 04/01/24		17	18,223
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(a)		201	211,739
4.20%, 08/26/24		336	360,392

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
4.00%, 01/22/25	USD	140	$148,657
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		1,319	1,374,536
Series L, 3.95%, 04/21/25		18	19,075
3.88%, 08/01/25		93	100,236
(LIBOR USD 3 Month + 0.81%), 3.37%, 01/23/26(a)		241	250,673
4.45%, 03/03/26		3,076	3,352,194
3.50%, 04/19/26		657	697,520
4.25%, 10/22/26		18	19,435
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(a)		9	9,493
Series L, 4.18%, 11/25/27		63	68,009
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		1,260	1,352,539
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(d)		1,550	1,674,000
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		7,744	8,236,358
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(a)		365	385,353
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		7,982	8,336,408
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		3,087	3,344,784
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(a)		79	87,878
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(a)		541	591,212
(LIBOR USD 3 Month + 1.18%), 3.19%, 07/23/30(a)		238	245,454
Series L, 4.75%, 04/21/45		20	24,074
Bank of Montreal:
3.10%, 07/13/20		45	45,388
Series D, 3.10%, 04/13/21		293	298,025
1.90%, 08/27/21		35	34,948
2.90%, 03/26/22		451	459,665
Series E, 3.30%, 02/05/24		313	325,705
2.50%, 06/28/24		192	194,037
Banque Federative du Credit Mutuel SA:
0.13%, 02/05/24	EUR	1,100	1,203,861
0.75%, 06/08/26		400	451,119
Barclays plc:
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)	USD	2,200	2,413,481
5.25%, 08/17/45		270	304,463
4.95%, 01/10/47		1,035	1,136,107
BNP Paribas SA:
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(d)		1,705	1,796,644
3.50%, 03/01/23(b)		3,440	3,550,570
(LIBOR USD 3 Month + 2.24%), 4.70%, 01/10/25(a)(b)		1,890	2,043,006
(USD Swap Semi 5 Year + 5.15%), 7.38%(a)(b)(d)		1,655	1,849,462
1.50%, 05/25/28	EUR	1,600	1,936,037
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.25%, 02/27/29(a)	USD	300	314,062
Citibank NA:
3.40%, 07/23/21		5,578	5,709,019
3.65%, 01/23/24		8,104	8,594,828
Citigroup, Inc.:
4.05%, 07/30/22		5	5,236

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.02%), 4.04%, 06/01/24(a)	USD	313	$330,725
4.40%, 06/10/25		1,273	1,370,244
5.50%, 09/13/25		21	23,807
3.20%, 10/21/26		345	356,638
4.45%, 09/29/27		1,392	1,518,777
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		1,795	1,922,728
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a).		2,465	2,609,571
(LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/28(a)		2,590	2,708,597
4.65%, 07/23/48		60	73,429
Citizens Bank NA, 2.25%, 03/02/20		4,956	4,957,544
Cooperatieve Rabobank UA, 1.38%, 02/03/27	EUR	990	1,184,746
Credit Agricole SA:
(USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(d)	USD	2,300	2,705,375
1.25%, 04/14/26	EUR	1,100	1,291,091
Credit Suisse Group Funding Guernsey Ltd.:
3.80%, 09/15/22	USD	2,410	2,506,109
3.80%, 06/09/23		450	469,970
3.75%, 03/26/25		510	535,637
Danske Bank A/S(b):
5.00%, 01/12/22		3,388	3,561,971
3.88%, 09/12/23		1,540	1,596,589
5.38%, 01/12/24		1,355	1,488,374
Fifth Third Bancorp, 3.65%, 01/25/24		470	495,436
HSBC Holdings plc:
3.40%, 03/08/21		318	323,004
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)		1,050	1,068,891
(LIBOR USD 3 Month + 1.21%), 3.80%, 03/11/25(a)		425	442,863
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(d)		2,240	2,303,885
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28(a)		2,992	3,177,356
(USD Swap Rate 5 Year + 3.61%), 6.50%(a)(d)		200	209,190
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(a)		200	213,538
ING Groep NV:
4.10%, 10/02/23		5,650	5,997,492
4.63%, 01/06/26(b)		500	553,620
JPMorgan Chase & Co.:
4.25%, 10/15/20		69	70,604
2.55%, 03/01/21		2,869	2,885,104
4.63%, 05/10/21		3,562	3,702,059
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		64	65,444
2.97%, 01/15/23		4,610	4,693,406
3.20%, 01/25/23		100	103,274
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)		4,407	4,514,389
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		709	718,040
3.38%, 05/01/23		49	50,677
2.70%, 05/18/23		774	787,012
3.88%, 02/01/24		60	63,928
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		161	167,891
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		2,693	2,840,233
3.88%, 09/10/24		348	370,281

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)	USD	5,767	$6,149,163
3.13%, 01/23/25		271	280,609
(LIBOR USD 3 Month + 1.16%), 3.22%, 03/01/25(a)		32	33,131
3.90%, 07/15/25		33	35,579
(SOFR +1.16%), 2.30%, 10/15/25(a)		1,260	1,255,236
3.20%, 06/15/26		310	321,823
2.95%, 10/01/26		360	369,112
4.13%, 12/15/26		49	53,466
(LIBOR USD 3 Month + 1.25%), 3.96%, 01/29/27(a)		120	129,751
4.25%, 10/01/27		136	149,414
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		5,755	6,157,164
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		6,917	7,293,724
(LIBOR USD 3 Month + 0.95%), 3.51%, 01/23/29(a)		273	288,572
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		797	883,313
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(a)		1,430	1,532,231
(SOFR +1.51%), 2.74%, 10/15/30(a)		2,710	2,690,965
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		679	750,195
(LIBOR USD 3 Month + 1.46%), 4.03%, 07/24/48(a)		15	16,958
KeyBank NA, 3.35%, 06/15/21		1,075	1,096,629
KeyCorp, 4.15%, 10/29/25		483	528,542
Kookmin Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(a)(d)		700	716,625
Lloyds Banking Group plc, 3.75%, 01/11/27		1,682	1,744,380
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		1,080	1,104,305
3.00%, 02/22/22		1,276	1,298,697
3.46%, 03/02/23		8,400	8,701,559
3.76%, 07/26/23		240	252,301
3.29%, 07/25/27		205	214,197
4.05%, 09/11/28		10	11,070
Mizuho Financial Group, Inc.:
2.63%, 04/12/21(b)		3,350	3,364,284
2.27%, 09/13/21		242	241,851
2.95%, 02/28/22		8,029	8,143,945
(LIBOR USD 3 Month + 1.10%), 2.55%, 09/13/25(a)		2,120	2,114,179
3.66%, 02/28/27		203	217,497
(LIBOR USD 3 Month + 1.31%), 2.87%, 09/13/30(a)		1,127	1,122,277
Nordea Bank Abp, 2.13%, 05/29/20(b)		2,295	2,296,005
Royal Bank of Scotland Group plc, (LIBOR USD 3 Month +1.48%), 3.50%, 05/15/23(a)		457	463,083
Santander UK Group Holdings plc, 2.88%, 08/05/21		2,095	2,102,483
Santander UK plc, 5.00%, 11/07/23(b)		3,682	3,909,769
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year +1.50%), 3.34%, 02/05/30(a)		800	810,321
Societe Generale SA, 0.00%, 05/27/22	EUR	2,800	3,057,903
Standard Chartered plc(a)(b):
(LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23	USD	4,390	4,538,817
(LIBOR USD 3 Month + 1.08%), 3.89%, 03/15/24		1,067	1,101,461

Security		Par (000)	Value

Banks (continued)
Sumitomo Mitsui Financial Group, Inc.:
2.70%, 07/16/24	USD	875	$884,762
3.04%, 07/16/29		1,180	1,206,999
SunTrust Banks, Inc.:
2.80%, 05/17/22		935	951,273
3.20%, 04/01/24		17	17,673
4.00%, 05/01/25		75	81,067
Svenska Handelsbanken AB:
2.40%, 10/01/20		360	361,464
3.35%, 05/24/21		290	296,079
3.90%, 11/20/23		250	267,148
Toronto-Dominion Bank (The):
3.50%, 07/19/23		818	862,600
0.38%, 04/25/24	EUR	1,045	1,152,019
2.65%, 06/12/24	USD	157	159,959
UBS Group Funding Switzerland AG(b): 2.95%, 09/24/20		3,935	3,968,934
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		4,430	4,477,789
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(d)		2,600	2,761,200
4.13%, 09/24/25		2,724	2,942,921
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(a)(d)		400	402,125
US Bancorp:
2.95%, 07/15/22		948	970,017
2.40%, 07/30/24		1,592	1,612,471
3.10%, 04/27/26		225	233,714
Series X, 3.15%, 04/27/27		39	41,335
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		745	749,619
Wells Fargo &Co.:
2.60%, 07/22/20		368	369,737
2.55%, 12/07/20		926	930,969
2.50%, 03/04/21		5,116	5,140,017
4.60%, 04/01/21		658	681,985
2.10%, 07/26/21		58	57,942
3.50%, 03/08/22		747	770,808
2.63%, 07/22/22		4,452	4,501,428
3.75%, 01/24/24		4,459	4,718,245
3.30%, 09/09/24		151	157,633
3.00%, 02/19/25		170	174,335
3.55%, 09/29/25		279	294,868
3.00%, 04/22/26		2,024	2,075,323
3.00%, 10/23/26		471	483,712
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(a)		272	281,051
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		4,999	5,295,814
4.15%, 01/24/29		518	574,348
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		3,180	3,208,052
Woori Bank, 5.13%, 08/06/28		200	227,591

			287,441,952

Beverages — 0.6%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36		7,095	8,195,420
4.90%, 02/01/46		1,059	1,263,628
Anheuser-Busch InBev Worldwide, Inc.:
4.00%, 04/13/28		88	97,053
4.75%, 01/23/29		5,736	6,666,731
5.55%, 01/23/49		110	143,959
Coca-Cola Co. (The):
2.20%, 05/25/22		90	90,739

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages (continued)
3.20%, 11/01/23	USD	4	$4,207
2.88%, 10/27/25		321	335,925
2.25%, 09/01/26		360	361,905
Coca-Cola European Partners plc, 1.13%, 04/12/29.	EUR	535	614,474
Molson Coors Brewing Co.:
5.00%, 05/01/42	USD	40	44,177
4.20%, 07/15/46		338	341,557
PepsiCo, Inc.:
4.45%, 04/14/46		178	221,749
3.45%, 10/06/46		1,078	1,161,772
4.00%, 05/02/47		438	512,970

			20,056,266

Biotechnology — 0.5%
AbbVie, Inc.:
3.60%, 05/14/25		505	525,243
4.50%, 05/14/35		3,173	3,400,271
Amgen, Inc.:
4.40%, 05/01/45		1,850	2,090,656
4.66%, 06/15/51		98	114,741
Baxalta, Inc., 5.25%, 06/23/45		229	296,163
Celgene Corp.:
3.95%, 10/15/20		190	193,356
2.25%, 08/15/21		215	215,008
3.25%, 08/15/22		950	978,811
3.55%, 08/15/22		1,030	1,068,202
2.75%, 02/15/23		1,428	1,453,462
3.25%, 02/20/23		1,570	1,625,290
3.63%, 05/15/24		25	26,400
Gilead Sciences, Inc.:
2.55%, 09/01/20		30	30,145
3.25%, 09/01/22		20	20,662
3.70%, 04/01/24		595	629,852
3.50%, 02/01/25		1,316	1,389,399
3.65%, 03/01/26		151	161,846
4.60%, 09/01/35		1,068	1,266,141
4.80%, 04/01/44		66	78,933
4.50%, 02/01/45		399	461,739
4.75%, 03/01/46		140	166,635

			16,192,955

Building Products — 0.1%
Johnson Controls International plc:
4.63%, 07/02/44(e)		400	434,819
5.13%, 09/14/45		30	35,005
4.50%, 02/15/47		16	17,638
Owens Corning:
3.95%, 08/15/29		415	421,960
4.30%, 07/15/47		56	50,856
Sika Capital BV, 0.88%, 04/29/27	EUR	640	727,844

			1,688,122

Capital Markets — 1.9%
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 4.95%(a)(d)	USD	705	708,525
2.95%, 01/29/23		65	66,752
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)		1,555	1,648,861
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 0.38%, 09/03/27	EUR	600	633,773
Charles Schwab Corp. (The), 3.20%, 03/02/27	USD	725	758,742
China Cinda Finance 2017 I Ltd., 4.75%, 02/21/29.		300	337,781

Security		Par (000)	Value

Capital Markets (continued)
CME Group, Inc.:
3.00%, 09/15/22	USD	13	$13,416
3.75%, 06/15/28		298	333,002
Coastal Emerald Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(a)(d)		700	698,951
Credit Suisse Group AG(a)(b):
(LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/23		772	779,791
(LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24		2,623	2,762,080
Deutsche Bank AG:
2.70%, 07/13/20		3,770	3,762,283
2.95%, 08/20/20		265	264,893
4.25%, 10/14/21		710	721,268
Goldman Sachs Group, Inc. (The):
2.55%, 10/23/19		3,987	3,987,481
2.75%, 09/15/20		1,050	1,055,642
5.25%, 07/27/21		29	30,562
2.35%, 11/15/21		3,184	3,187,343
5.75%, 01/24/22		110	118,513
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(a)		640	648,276
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(a)		113	114,518
3.75%, 05/22/25		203	214,822
3.75%, 02/25/26		138	145,941
3.50%, 11/16/26		845	877,828
3.85%, 01/26/27		2,922	3,098,405
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		3,768	3,952,309
(LIBOR USD 3 Month + 1.16%), 3.81%, 04/23/29(a)		326	346,117
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		655	714,991
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		1,150	1,238,285
(LIBOR USD 3 Month + 1.43%), 4.41%, 04/23/39(a)		125	141,176
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29.		600	631,125
Hubei Science &Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		200	201,500
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		63	63,484
2.35%, 09/15/22		11	11,089
4.00%, 10/15/23		55	58,700
3.75%, 12/01/25		2,045	2,201,541
3.10%, 09/15/27		101	105,785
3.75%, 09/21/28		1,835	2,010,145
Joy Treasure Assets Holdings, Inc., 4.50%, 03/20/29.		200	215,000
Moody’s Corp.:
2.75%, 12/15/21		97	98,284
4.88%, 02/15/24		139	153,153
Morgan Stanley:
3.13%, 01/23/23		40	41,030
3.75%, 02/25/23		3,016	3,153,353
3.70%, 10/23/24		67	70,944
4.00%, 07/23/25		354	381,888
3.13%, 07/27/26		40	41,224
6.25%, 08/09/26		707	857,210
3.63%, 01/20/27		2,705	2,864,172
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		7,136	7,522,590

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)	USD	3,317	$3,545,136
Northern Trust Corp.:
3.15%, 05/03/29		90	95,234
(LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)		1,605	1,647,163
Nuveen LLC, 4.00%, 11/01/28(b)		110	122,848
State Street Corp., 2.65%, 05/19/26		813	833,872
UBS Group AG, (LIBOR USD 3 Month + 1.47%), 3.13%, 08/13/30(a)(b)		689	693,694
Volvo Treasury AB, (EURIBOR 3 Month + 0.65%), 0.22%, 09/13/21(a)	EUR	2,000	2,193,917

			63,176,408

Chemicals — 0.5%
Air Liquide Finance SA, 2.50%, 09/27/26(b)	USD	239	241,329
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		1,800	1,888,312
Dow Chemical Co. (The):
9.00%, 04/01/21		915	998,856
3.00%, 11/15/22		395	402,450
4.55%, 11/30/25(b)		45	49,431
3.63%, 05/15/26(b)		1,852	1,933,044
4.38%, 11/15/42		1,584	1,644,278
DuPont de Nemours, Inc.:
4.49%, 11/15/25		4,125	4,558,593
5.42%, 11/15/48		1,613	2,042,119
RPM International, Inc., 4.25%, 01/15/48		150	146,411
SABIC Capital II BV, 4.00%, 10/10/23(b)		214	224,700
Sherwin-Williams Co. (The), 4.00%, 12/15/42.		538	557,036
UPL Corp. Ltd., 4.50%, 03/08/28		400	414,689

			15,101,248

Commercial Services & Supplies — 0.5%
RELX Capital, Inc.:
3.13%, 10/15/22		100	102,039
3.50%, 03/16/23		2,327	2,410,740
1.30%, 05/12/25	EUR	865	999,596
4.00%, 03/18/29	USD	2,035	2,221,146
Republic Services, Inc.:
3.55%, 06/01/22		884	915,877
4.75%, 05/15/23		1,910	2,068,751
2.50%, 08/15/24		205	207,177
2.90%, 07/01/26		824	847,800
3.95%, 05/15/28		1,811	2,003,830
Waste Management, Inc.:
2.95%, 06/15/24		75	77,607
3.13%, 03/01/25		145	152,063
3.45%, 06/15/29		85	91,794
3.90%, 03/01/35		302	333,037
4.00%, 07/15/39		1,811	2,056,974
4.15%, 07/15/49		1,085	1,264,395

			15,752,826

Communications Equipment — 0.1%
Cisco Systems, Inc., 2.95%, 02/28/26		280	294,945
Motorola Solutions, Inc., 4.60%, 05/23/29		2,875	3,133,068

			3,428,013

Construction & Engineering — 0.0%
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(d)		300	304,781

Consumer Finance — 1.2%
American Express Co.:
2.50%, 08/01/22		1,270	1,282,749
3.70%, 08/03/23		442	465,675
3.40%, 02/22/24		1,050	1,098,127

Security		Par (000)	Value

Consumer Finance (continued)
4.20%, 11/06/25	USD	1,794	$1,971,497
3.13%, 05/20/26		2,140	2,224,525
American Express Credit Corp.:
Series F, 2.60%, 09/14/20		11	11,057
2.25%, 05/05/21		813	815,884
2.70%, 03/03/22		55	55,958
American Honda Finance Corp., 2.15%, 09/10/24.		1,200	1,194,878
Capital One Financial Corp.:
3.45%, 04/30/21		397	404,190
4.75%, 07/15/21		499	521,010
3.90%, 01/29/24		3,107	3,282,554
3.75%, 03/09/27		1,094	1,148,368
3.80%, 01/31/28		257	271,131
Discover Financial Services, 4.10%, 02/09/27		388	412,861
Ford Motor Credit Co. LLC:
3.34%, 03/18/21		205	205,957
5.88%, 08/02/21		3,248	3,402,118
3.22%, 01/09/22		6,600	6,593,310
2.98%, 08/03/22		1,710	1,695,932
4.25%, 09/20/22		615	629,647
5.58%, 03/18/24		672	714,383
4.69%, 06/09/25		535	545,727
4.13%, 08/04/25		455	450,159
General Motors Financial Co., Inc.:
3.15%, 06/30/22		705	713,134
3.50%, 11/07/24		570	576,452
4.00%, 01/15/25		2,488	2,554,349
4.00%, 10/06/26		173	175,056
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		1,650	1,662,891
Synchrony Financial:
2.70%, 02/03/20		742	742,842
4.38%, 03/19/24		709	752,340
4.50%, 07/23/25		40	42,688
Toyota Motor Credit Corp.:
2.63%, 01/10/23		667	682,039
3.05%, 01/11/28		790	834,497
3.65%, 01/08/29		162	179,386
Volkswagen International Finance NV:
1.88%, 03/30/27	EUR	500	575,927
3.30%, 03/22/33		400	518,737

			39,408,035

Containers &Packaging — 0.0%
International Paper Co., 6.00%, 11/15/41	USD	1,005	1,226,475

Diversified Consumer Services — 0.1%
American University (The), 3.67%, 04/01/49		1,422	1,567,664
Massachusetts Institute of Technology, 3.96%, 07/01/38.		1,866	2,176,643

			3,744,307

Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23		210	219,185
5.00%, 04/20/48		370	398,827
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		2,420	2,532,575
ORIX Corp., 2.90%, 07/18/22		951	967,003
Shell International Finance BV:
1.88%, 05/10/21		295	295,030
3.25%, 05/11/25		645	682,393
1.25%, 05/12/28	EUR	535	635,993
4.13%, 05/11/35	USD	1,169	1,350,970
6.38%, 12/15/38		805	1,176,707

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
3.63%, 08/21/42	USD	533	$573,689
4.55%, 08/12/43		132	162,308
4.00%, 05/10/46		20	23,024
Siemens Financieringsmaatschappij NV:
1.25%, 02/28/31	EUR	1,150	1,363,934
0.50%, 09/05/34		330	351,764

			10,733,402

Diversified Telecommunication Services — 1.7%
AT&T, Inc.:
3.00%, 02/15/22	USD	114	116,330
3.20%, 03/01/22		227	232,536
3.80%, 03/15/22		239	248,103
3.40%, 06/15/22(e)		194	199,977
3.00%, 06/30/22		982	1,002,352
0.00%, 11/27/22(b)(f)		3,000	2,776,958
3.60%, 02/17/23		390	406,714
3.80%, 03/01/24		321	339,241
3.55%, 06/01/24		473	494,594
3.60%, 07/15/25		796	837,928
3.80%, 02/15/27		334	353,483
4.30%, 02/15/30		5,974	6,573,060
4.50%, 05/15/35		1,548	1,698,452
6.35%, 03/15/40		187	237,467
6.00%, 08/15/40		1,483	1,849,369
5.35%, 09/01/40		279	326,901
6.38%, 03/01/41		184	236,887
5.15%, 03/15/42		351	402,204
4.30%, 12/15/42		131	136,702
4.80%, 06/15/44		995	1,100,614
4.35%, 06/15/45		2,445	2,569,342
4.85%, 07/15/45		874	974,875
4.75%, 05/15/46		140	155,255
5.15%, 11/15/46		369	426,374
5.45%, 03/01/47		166	200,817
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		890	939,765
Orange SA, 1.38%, 09/04/49	EUR	300	310,511
Telstra Corp. Ltd., 3.50%, 09/21/22		2,450	2,956,145
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 2.70%, 05/22/20(a)	USD	4,232	4,243,391
4.13%, 03/16/27		10,057	11,104,683
4.50%, 08/10/33		2,061	2,393,111
4.40%, 11/01/34		1,162	1,329,263
4.27%, 01/15/36		6,526	7,338,132
5.25%, 03/16/37		292	361,514
4.81%, 03/15/39		614	735,912
4.75%, 11/01/41		401	475,591
4.13%, 08/15/46		94	104,726
5.50%, 03/16/47		12	15,838

			56,205,117

Electric Utilities — 2.5%
Adani Transmission Ltd., 4.00%, 08/03/26		200	204,437
AEP Texas, Inc.:
3.95%, 06/01/28		2,580	2,848,140
Series G, 4.15%, 05/01/49		19	21,863
AEP Transmission Co. LLC:
3.75%, 12/01/47		110	120,008
4.25%, 09/15/48		490	576,478
3.15%, 09/15/49		425	418,079
Alabama Power Co.:
Series 13-A, 3.55%, 12/01/23		190	200,821
3.75%, 03/01/45		1,425	1,535,892
Series B, 3.70%, 12/01/47		430	463,006

Security		Par (000)	Value

Electric Utilities (continued)
Series A, 4.30%, 07/15/48	USD	437	$510,873
3.45%, 10/01/49		375	386,755
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		419	437,987
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		1,218	1,264,641
3.75%, 08/15/47		557	601,251
4.25%, 09/15/48		230	268,096
3.20%, 09/15/49		230	227,574
Bi Hai Co. Ltd., 6.25%, 03/05/22		200	206,187
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		448	511,212
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27.		310	321,025
Dayton Power & Light Co. (The), 3.95%, 06/15/49(b)		1,078	1,183,698
DTE Electric Co., Series A, 4.05%, 05/15/48		1,575	1,826,344
Duke Energy Carolinas LLC:
3.05%, 03/15/23		246	254,523
3.95%, 11/15/28		326	363,936
2.45%, 08/15/29		1,365	1,366,018
5.30%, 02/15/40		163	211,308
4.25%, 12/15/41		40	46,134
3.88%, 03/15/46		480	532,906
3.70%, 12/01/47		925	1,004,197
3.20%, 08/15/49		765	767,074
Duke Energy Florida LLC:
3.80%, 07/15/28		861	948,463
6.40%, 06/15/38		765	1,123,510
3.40%, 10/01/46		570	588,647
Duke Energy Ohio, Inc., 3.65%, 02/01/29		2,650	2,899,398
Duke Energy Progress LLC:
3.00%, 09/15/21		395	402,320
3.25%, 08/15/25		895	943,962
3.70%, 09/01/28		2,285	2,508,028
3.45%, 03/15/29		285	307,604
4.10%, 03/15/43		705	795,656
4.20%, 08/15/45		670	776,223
Enexis Holding NV, 0.75%, 07/02/31	EUR	1,300	1,468,200
Entergy Arkansas LLC, 4.20%, 04/01/49	USD	32	37,041
Entergy Corp., 2.95%, 09/01/26		30	30,464
Entergy Louisiana LLC:
5.40%, 11/01/24		340	393,514
4.20%, 09/01/48		1,265	1,481,988
4.20%, 04/01/50		15	17,633
ESB Finance DAC, 1.13%, 06/11/30	EUR	565	659,853
Eversource Energy, Series L, 2.90%, 10/01/24	USD	2,259	2,314,452
Exelon Corp.:
4.95%, 06/15/35		226	264,532
4.45%, 04/15/46		445	503,165
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		3,408	3,676,592
4.55%, 04/01/49		995	1,170,445
Florida Power & Light Co.:
(LIBOR USD 3 Month + 0.40%), 2.64%, 05/06/22(a)		5,710	5,711,569
2.75%, 06/01/23		622	638,253
3.25%, 06/01/24		80	83,983
5.25%, 02/01/41		240	314,440
3.95%, 03/01/48		810	936,363
3.15%, 10/01/49		1,645	1,673,834
Indiana Michigan Power Co., Series L, 3.75%, 07/01/47.		280	303,967
Interstate Power &Light Co.:
3.60%, 04/01/29		25	26,808
3.50%, 09/30/49		80	80,389

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
ITC Holdings Corp., 2.70%, 11/15/22	USD	1,194	$1,205,486
Kansas City Power & Light Co., 4.20%, 03/15/48		245	286,923
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		296	343,048
MidAmerican Energy Co.:
4.40%, 10/15/44		740	887,446
3.95%, 08/01/47		39	44,387
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		366	403,486
Northern States Power Co.:
3.40%, 08/15/42		1,160	1,214,946
4.00%, 08/15/45		320	365,451
3.60%, 09/15/47		240	260,522
4.20%, 09/01/48		405	465,003
2.90%, 03/01/50		440	425,384
NSTAR Electric Co.:
3.20%, 05/15/27		282	296,822
3.25%, 05/15/29		140	149,287
Ohio Power Co.:
Series G, 6.60%, 02/15/33		1,165	1,615,336
4.00%, 06/01/49		585	665,283
Oklahoma Gas & Electric Co., 3.30%, 03/15/30		2,330	2,425,406
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28(b)		1,255	1,381,905
5.75%, 03/15/29		100	126,553
4.55%, 12/01/41		410	500,219
3.80%, 09/30/47		547	605,571
4.10%, 11/15/48		42	49,450
3.80%, 06/01/49(b)		180	201,806
3.10%, 09/15/49(b)		490	491,006
PacifiCorp:
5.75%, 04/01/37		140	187,813
6.25%, 10/15/37		75	105,509
4.10%, 02/01/42		160	182,180
4.13%, 01/15/49		1,540	1,785,408
Public Service Electric & Gas Co.:
3.00%, 05/15/27		50	52,065
3.65%, 09/01/28		1,440	1,577,442
3.20%, 05/15/29		40	42,521
5.50%, 03/01/40		120	160,061
3.65%, 09/01/42		31	33,341
RTE Reseau de Transport d’Electricite SADIR, 1.13%, 09/09/49	EUR	500	533,686
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28	USD	715	792,186
Southwestern Public Service Co., 3.75%, 06/15/49		19	20,952
Tampa Electric Co.:
4.30%, 06/15/48		267	312,272
4.45%, 06/15/49		912	1,100,844
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		2,524	2,682,981
Union Electric Co., 3.50%, 03/15/29		830	902,019
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		1,365	1,393,440
Series A, 3.15%, 01/15/26		150	156,053
Series A, 3.50%, 03/15/27		1,163	1,240,651
4.00%, 01/15/43		747	828,220
4.45%, 02/15/44		341	400,882
Series B, 4.20%, 05/15/45		679	774,421
Series C, 4.00%, 11/15/46		675	754,139
Vistra Operations Co. LLC, 4.30%, 07/15/29(b)		2,078	2,132,043
Wisconsin Power & Light Co., 3.00%, 07/01/29		194	202,301

			84,525,915

Security		Par (000)	Value

Electrical Equipment — 0.1%
Eaton Capital Unlimited Co., 0.70%, 05/14/25	EUR	810	$899,722
Schneider Electric SE, 0.25%, 09/09/24		1,600	1,768,523

			2,668,245

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc.:
3.70%, 11/15/23	USD	180	188,293
4.38%, 11/15/57		505	520,018
Tyco Electronics Group SA:
3.45%, 08/01/24		215	224,514
3.13%, 08/15/27		504	518,146

			1,450,971

Energy Equipment & Services — 0.0%
Halliburton Co.:
7.45%, 09/15/39		9	12,819
4.75%, 08/01/43		17	18,341
Schlumberger Finance BV, 0.00%, 10/15/24	EUR	700	761,736

			792,896

Entertainment — 0.2%
NBCUniversal Media LLC:
5.95%, 04/01/41	USD	1,550	2,132,570
4.45%, 01/15/43		1,095	1,269,458
Viacom, Inc.:
6.88%, 04/30/36		580	758,180
4.38%, 03/15/43		43	44,349
5.85%, 09/01/43		50	61,327
Walt Disney Co. (The)(b):
6.20%, 12/15/34		222	315,812
6.40%, 12/15/35		922	1,328,325
6.65%, 11/15/37		373	560,568
5.40%, 10/01/43		138	190,651
4.75%, 09/15/44		140	181,369
Warner Media LLC, 7.63%, 04/15/31		395	536,122

			7,378,731

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.:
3.30%, 02/15/21		15	15,214
2.25%, 01/15/22		2,070	2,072,721
4.70%, 03/15/22		10	10,594
3.50%, 01/31/23		60	62,161
3.00%, 06/15/23		410	419,401
5.00%, 02/15/24		404	446,375
3.38%, 05/15/24		320	332,602
2.95%, 01/15/25		160	163,377
4.00%, 06/01/25		580	619,921
3.38%, 10/15/26		618	642,714
2.75%, 01/15/27		390	389,368
3.13%, 01/15/27		214	218,306
3.95%, 03/15/29		478	514,807
3.80%, 08/15/29		898	958,440
CC Holdings GS V LLC, 3.85%, 04/15/23		533	558,640
Crown Castle International Corp.:
3.40%, 02/15/21		20	20,274
2.25%, 09/01/21		40	40,033
4.88%, 04/15/22		88	93,550
5.25%, 01/15/23		328	357,116
3.15%, 07/15/23		2,010	2,059,449
3.20%, 09/01/24		2,670	2,742,594
3.70%, 06/15/26		1,463	1,542,458
4.00%, 03/01/27		80	86,063
3.65%, 09/01/27		392	415,051
3.80%, 02/15/28		14	14,889
4.30%, 02/15/29		100	110,405
3.10%, 11/15/29		2,655	2,663,382

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GLP Capital LP, 5.25%, 06/01/25	USD	2,013	$2,217,380
Prologis Euro Finance LLC, 1.50%, 09/10/49	EUR	210	218,683
Realty Income Corp.:
3.25%, 10/15/22	USD	315	325,064
3.00%, 01/15/27		648	667,693
Trust F/1401, 4.87%, 01/15/30(b)		205	210,862

			21,209,587

Food & Staples Retailing — 0.4%
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)		3,005	3,123,851
Kroger Co. (The), 2.65%, 10/15/26		994	984,851
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26		5,105	5,271,879
4.80%, 11/18/44		92	97,158
Walmart, Inc.:
3.40%, 06/26/23		407	428,427
2.65%, 12/15/24		2	2,063
3.55%, 06/26/25		133	143,583
3.25%, 07/08/29		2,241	2,420,918
5.25%, 09/01/35		25	33,280
3.95%, 06/28/38		1,280	1,499,457
4.00%, 04/11/43		544	637,931

			14,643,398

Food Products — 0.1%
Campbell Soup Co., 8.88%, 05/01/21		560	611,846
Tyson Foods, Inc.:
4.00%, 03/01/26		242	262,397
3.55%, 06/02/27		760	805,312
4.35%, 03/01/29		65	73,582
4.55%, 06/02/47		90	100,932
5.10%, 09/28/48		156	189,525

			2,043,594

Gas Utilities — 0.1%
Atmos Energy Corp., 3.38%, 09/15/49		460	466,907
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43		358	427,264
4.60%, 12/15/44		890	1,051,211
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		92	94,812

			2,040,194

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories:
3.75%, 11/30/26		3,742	4,076,697
4.75%, 04/15/43		74	91,320
Baxter International, Inc., 1.70%, 08/15/21		110	109,103
Becton Dickinson and Co.:
2.68%, 12/15/19		465	465,113
3.30%, 03/01/23		1,150	1,171,666
Covidien International Finance SA, 2.95%, 06/15/23		710	733,111
DH Europe Finance II SARL, 0.20%, 03/18/26	EUR	995	1,081,182
Edwards Lifesciences Corp., 4.30%, 06/15/28	USD	219	246,692
Medtronic Global Holdings SCA:
0.38%, 03/07/23	EUR	2,385	2,630,013
3.35%, 04/01/27	USD	15	16,120
1.50%, 07/02/39	EUR	115	133,541
Medtronic, Inc.:
3.50%, 03/15/25	USD	250	268,348
4.38%, 03/15/35		2,705	3,255,306

			14,278,212

Security		Par (000)	Value

Health Care Providers & Services — 1.4%
Aetna, Inc.:
4.50%, 05/15/42	USD	952	$1,004,644
4.13%, 11/15/42		687	687,832
4.75%, 03/15/44		565	619,178
Anthem, Inc.:
3.50%, 08/15/24		123	128,911
3.65%, 12/01/27		61	64,098
4.10%, 03/01/28		373	402,864
2.88%, 09/15/29		335	331,488
CHRISTUS Health, Series C, 4.34%, 07/01/28		767	867,903
Cigna Corp.:
3.75%, 07/15/23		26	27,226
4.13%, 11/15/25		13	13,958
4.38%, 10/15/28		1,912	2,089,197
Cigna Holding Co., 3.25%, 04/15/25		1,847	1,901,682
CommonSpirit Health:
3.35%, 10/01/29		839	848,281
4.19%, 10/01/49		554	570,229
CVS Health Corp.:
3.70%, 03/09/23		887	923,312
4.10%, 03/25/25		1,627	1,738,392
2.88%, 06/01/26		28	28,065
4.88%, 07/20/35		210	233,935
4.78%, 03/25/38		239	261,749
5.13%, 07/20/45		2,978	3,375,447
5.05%, 03/25/48		516	585,623
Dignity Health, 3.81%, 11/01/24		450	475,921
Express Scripts Holding Co.:
2.60%, 11/30/20		275	276,195
3.30%, 02/25/21		686	695,039
4.80%, 07/15/46		18	20,150
HCA, Inc.:
4.75%, 05/01/23		4,939	5,290,349
5.00%, 03/15/24		1,449	1,582,233
5.25%, 04/15/25		3,970	4,415,577
4.50%, 02/15/27		188	201,570
4.13%, 06/15/29		2,691	2,822,013
Laboratory Corp. of America Holdings, 2.63%, 02/01/20.		1,130	1,130,792
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		797	933,317
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		107	137,253
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		1,549	1,627,085
Sutter Health, Series 2018, 3.70%, 08/15/28		185	201,046
UnitedHealth Group, Inc.:
3.50%, 02/15/24		16	16,850
3.75%, 07/15/25		5,467	5,878,264
3.10%, 03/15/26		207	216,369
3.85%, 06/15/28		753	824,346
3.88%, 12/15/28		38	41,838
2.88%, 08/15/29		201	205,146
3.50%, 08/15/39		1,140	1,186,728
5.70%, 10/15/40		460	609,487
5.95%, 02/15/41		50	68,067
4.63%, 11/15/41		579	684,934
3.95%, 10/15/42		1,274	1,377,861
4.75%, 07/15/45		210	255,227
4.25%, 06/15/48		120	137,773
4.45%, 12/15/48		180	212,859

			48,228,303

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.:
3.70%, 01/30/26	USD	1,155	$1,239,753
6.30%, 03/01/38		205	280,197
3.70%, 02/15/42		446	458,347
3.63%, 05/01/43		258	262,415
4.88%, 12/09/45		120	145,099
4.45%, 03/01/47		320	367,433
4.45%, 09/01/48		290	335,229
3.63%, 09/01/49		2,840	2,870,690

			5,959,163

Household Durables — 0.2%
Lennar Corp., 4.13%, 01/15/22		3,020	3,091,725
Toll Brothers Finance Corp., 5.88%, 02/15/22		2,830	3,010,413

			6,102,138

Household Products — 0.0%
Clorox Co. (The), 3.10%, 10/01/27		240	250,335
Procter & Gamble Co. (The), 0.63%, 10/30/24	EUR	1,150	1,293,091

			1,543,426

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.(b):
3.75%, 06/15/24	USD	124	127,597
4.45%, 06/15/29		400	416,747

			544,344

Industrial Conglomerates — 0.2%
3M Co.:
3.00%, 08/07/25		645	676,638
2.88%, 10/15/27		197	204,700
3.38%, 03/01/29		240	258,166
2.38%, 08/26/29		845	840,489
General Electric Co.:
5.88%, 01/14/38		175	210,417
6.88%, 01/10/39		72	95,252
4.13%, 10/09/42		139	139,087
Honeywell International, Inc.:
1.30%, 02/22/23	EUR	4,815	5,490,876
3.81%, 11/21/47	USD	350	402,888

			8,318,513

Insurance — 0.8%
Allianz Finance II BV, 0.25%, 06/06/23	EUR	2,900	3,202,578
Aon Corp.:
4.50%, 12/15/28	USD	2,865	3,233,604
3.75%, 05/02/29		1,691	1,804,131
Aon plc, 4.75%, 05/15/45		425	499,171
Berkshire Hathaway Finance Corp., 4.25%, 01/15/49		485	574,184
Brighthouse Financial, Inc., 4.70%, 06/22/47		80	71,369
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		500	501,250
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		360	399,671
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year +2.47%), 4.48%(a)(d)		400	389,000
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		728	739,619
4.05%, 10/15/23		565	601,390
3.50%, 06/03/24		2,194	2,313,888
3.50%, 03/10/25		415	438,723
1.35%, 09/21/26	EUR	695	802,822
4.38%, 03/15/29	USD	1,403	1,586,788
4.35%, 01/30/47		157	180,828
4.20%, 03/01/48		1,156	1,303,335
4.90%, 03/15/49		165	206,695

Security		Par (000)	Value

Insurance (continued)
MetLife, Inc.:
4.13%, 08/13/42	USD	75	$83,548
4.05%, 03/01/45		55	61,490
Metropolitan Life Global Funding I:
0.00%, 09/23/22	EUR	130	142,078
0.38%, 04/09/24		935	1,033,059
Principal Financial Group, Inc., 3.70%, 05/15/29	USD	545	586,965
Travelers Cos., Inc. (The):
6.25%, 06/15/37		15	21,240
4.60%, 08/01/43		683	839,815
3.75%, 05/15/46		130	142,992
4.00%, 05/30/47		7	8,021
4.10%, 03/04/49		47	54,920
Trinity Acquisition plc, 4.40%, 03/15/26		888	962,986
Willis North America, Inc.:
3.60%, 05/15/24		2,397	2,490,854
3.88%, 09/15/49		110	107,582

			25,384,596

Interactive Media & Services — 0.0%
Baidu, Inc., 4.38%, 05/14/24		755	805,230
Tencent Holdings Ltd., 3.98%, 04/11/29		600	640,444

			1,445,674

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		1,170	1,226,277
Amazon.com, Inc.:
2.40%, 02/22/23		3	3,049
3.88%, 08/22/37		1,565	1,800,575
4.95%, 12/05/44		65	86,044
Expedia Group, Inc.:
3.80%, 02/15/28		160	167,452
3.25%, 02/15/30(b)		2,260	2,253,555

			5,536,952

IT Services — 1.3%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		116	117,547
1.10%, 07/15/24	EUR	3,250	3,691,895
5.00%, 10/15/25	USD	269	305,678
3.00%, 08/15/26		3,510	3,614,069
3.75%, 05/21/29		59	64,002
4.75%, 05/15/48		1,255	1,522,312
Fiserv, Inc.:
4.75%, 06/15/21		751	781,973
3.85%, 06/01/25		660	705,544
3.20%, 07/01/26		3,945	4,082,662
4.20%, 10/01/28		1,597	1,766,603
3.50%, 07/01/29		1,409	1,482,433
1.63%, 07/01/30	EUR	720	843,759
Global Payments, Inc.:
2.65%, 02/15/25	USD	470	472,176
3.20%, 08/15/29		2,545	2,580,862
IBM Credit LLC, 3.45%, 11/30/20		1,135	1,154,793
International Business Machines Corp.:
2.90%, 11/01/21		485	494,315
3.63%, 02/12/24		220	233,311
3.00%, 05/15/24		1,167	1,209,953
3.30%, 05/15/26		4,261	4,493,315
4.70%, 02/19/46		284	344,868
Mastercard, Inc.:
1.10%, 12/01/22	EUR	2,600	2,937,958
2.95%, 11/21/26	USD	611	642,826
2.95%, 06/01/29		2,394	2,511,118
3.65%, 06/01/49		428	484,810

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
PayPal Holdings, Inc.:
2.40%, 10/01/24	USD	325	$326,762
2.65%, 10/01/26		375	377,583
Total System Services, Inc.:
3.80%, 04/01/21		860	878,071
3.75%, 06/01/23		730	759,722
4.00%, 06/01/23		76	79,778
4.80%, 04/01/26		2,959	3,287,593
Visa, Inc.:
4.15%, 12/14/35		849	1,022,758
4.30%, 12/14/45		520	645,292

			43,916,341

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.:
3.88%, 07/15/23		392	411,967
3.05%, 09/22/26		2,061	2,104,797
2.75%, 09/15/29		970	959,312
Thermo Fisher Scientific, Inc.:
3.65%, 12/15/25		43	46,126
2.95%, 09/19/26		4,300	4,430,148
3.20%, 08/15/27		393	410,835
2.60%, 10/01/29		1,880	1,872,701
5.30%, 02/01/44		20	25,505

			10,261,391

Machinery — 0.0%
Atlas Copco Finance DAC, 0.13%, 09/03/29	EUR	570	607,498
CNH Industrial NV, 3.85%, 11/15/27	USD	190	195,797
Illinois Tool Works, Inc., 0.63%, 12/05/27	EUR	585	654,346

			1,457,641

Media — 1.1%
Charter Communications Operating LLC:
4.46%, 07/23/22	USD	20	21,057
4.50%, 02/01/24		1,297	1,393,397
4.91%, 07/23/25		1,195	1,310,862
4.20%, 03/15/28		834	877,086
5.05%, 03/30/29		197	220,398
6.38%, 10/23/35		2,246	2,719,536
6.48%, 10/23/45		3,795	4,617,857
5.38%, 05/01/47		37	40,314
5.75%, 04/01/48		335	381,898
Comcast Corp.:
3.30%, 10/01/20		4,134	4,190,284
3.15%, 03/01/26		1,795	1,879,517
2.35%, 01/15/27		15	14,936
3.15%, 02/15/28		418	435,667
4.15%, 10/15/28		289	324,179
4.25%, 10/15/30		540	614,246
4.25%, 01/15/33		395	454,280
7.05%, 03/15/33		14	20,159
4.20%, 08/15/34		343	392,000
4.40%, 08/15/35		803	935,343
6.50%, 11/15/35		550	770,597
3.20%, 07/15/36		3,274	3,349,555
4.60%, 10/15/38		69	82,428
4.50%, 01/15/43		324	379,284
4.75%, 03/01/44		24	29,139
3.40%, 07/15/46		1,140	1,165,787
3.97%, 11/01/47		249	273,455
4.00%, 03/01/48		6	6,637
4.70%, 10/15/48		702	859,559
4.00%, 11/01/49		70	77,743
4.95%, 10/15/58		4	5,084

Security		Par (000)	Value

Media (continued)
Cox Communications, Inc.(b):
3.15%, 08/15/24	USD	4,635	$4,746,713
3.35%, 09/15/26		284	293,329
Discovery Communications LLC:
5.00%, 09/20/37		444	477,301
4.95%, 05/15/42		450	472,735
5.20%, 09/20/47		334	365,213
Fox Corp., 4.03%, 01/25/24(b)		495	526,318
Historic TW, Inc., 6.63%, 05/15/29		190	240,326
MMS USA Financing, Inc., 0.63%, 06/13/25	EUR	800	875,055
TCI Communications, Inc., 7.88%, 02/15/26	USD	291	380,406
Time Warner Cable LLC:
5.00%, 02/01/20		1,291	1,301,436
5.50%, 09/01/41		613	660,080
4.50%, 09/15/42		132	129,894

			38,311,090

Metals & Mining — 0.3%
Anglo American Capital plc(b):
3.63%, 09/11/24		2,686	2,774,834
4.75%, 04/10/27		1,112	1,199,168
4.50%, 03/15/28		200	212,325
ArcelorMittal:
3.60%, 07/16/24		146	147,487
6.13%, 06/01/25		16	18,004
4.55%, 03/11/26		495	517,920
Barrick Gold Corp., 5.25%, 04/01/42		465	564,152
Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39		90	116,032
BHP Billiton Finance USA Ltd.:
4.13%, 02/24/42		253	291,346
5.00%, 09/30/43		237	305,976
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		300	308,202
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		200	199,875
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		836	818,151
Newmont Goldcorp Corp.:
2.80%, 10/01/29		475	469,432
4.88%, 03/15/42		55	64,854
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26(b)		238	255,032
Nucor Corp., 5.20%, 08/01/43		303	378,076
Teck Resources Ltd., 6.25%, 07/15/41		161	178,941

			8,819,807

Multiline Retail — 0.0%
Dollar General Corp.:
3.88%, 04/15/27		177	189,707
4.13%, 05/01/28		46	50,299

			240,006

Multi-Utilities — 0.2%
Ameren Illinois Co., 3.80%, 05/15/28		868	964,812
Berkshire Hathaway Energy Co., 5.15%, 11/15/43		85	107,497
Black Hills Corp., 3.95%, 01/15/26		465	491,487
Consumers Energy Co.:
3.38%, 08/15/23		14	14,667
3.80%, 11/15/28		81	90,177
3.95%, 07/15/47		155	176,766
4.05%, 05/15/48		625	724,730
3.75%, 02/15/50		694	774,539
3.10%, 08/15/50		425	428,016
DTE Energy Co., Series D, 3.70%, 08/01/23		730	765,452
Engie SA, 1.38%, 06/21/39	EUR	700	831,379

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multi-Utilities (continued)
NiSource, Inc., 3.49%, 05/15/27	USD	630	$660,692

			6,030,214

Oil, Gas & Consumable Fuels — 3.8%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		500	581,250
Andeavor Logistics LP, 5.20%, 12/01/47		40	43,199
Antero Resources Corp., 5.38%, 11/01/21		3,020	2,914,300
Boardwalk Pipelines LP, 4.80%, 05/03/29		136	144,435
BP Capital Markets America, Inc.:
2.75%, 05/10/23		865	883,082
3.80%, 09/21/25		1,761	1,899,838
3.12%, 05/04/26		595	620,348
3.94%, 09/21/28		106	117,466
BP Capital Markets plc, 1.53%, 09/26/22	EUR	2,500	2,854,443
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24	USD	2,820	3,241,026
Chevron Corp.:
2.10%, 05/16/21		105	105,405
2.36%, 12/05/22		20	20,272
3.19%, 06/24/23		40	41,703
2.90%, 03/03/24		496	514,637
Cimarex Energy Co.:
4.38%, 06/01/24		608	638,866
3.90%, 05/15/27		1,018	1,036,492
4.38%, 03/15/29		30	31,572
Concho Resources, Inc., 3.75%, 10/01/27		1,018	1,058,070
Continental Resources, Inc., 3.80%, 06/01/24		1,060	1,080,198
Devon Energy Corp., 5.85%, 12/15/25		1,180	1,402,547
Diamondback Energy, Inc., 4.75%, 11/01/24		435	445,331
Enbridge Energy Partners LP, 5.50%, 09/15/40		120	141,752
Enbridge, Inc.:
3.70%, 07/15/27		1,156	1,226,676
4.50%, 06/10/44		70	76,747
(LIBOR USD 3 Month +3.42%), 5.50%, 07/15/77(a)		1,230	1,237,959
Energen Corp., 4.63%, 09/01/21		950	977,312
Energy Transfer Operating LP:
5.88%, 01/15/24		1,161	1,290,636
4.90%, 02/01/24		270	290,793
5.50%, 06/01/27		888	1,004,590
5.80%, 06/15/38		285	326,154
6.50%, 02/01/42		2,432	2,917,138
5.95%, 10/01/43		29	32,821
5.15%, 03/15/45		169	177,382
6.13%, 12/15/45		265	310,896
5.30%, 04/15/47		485	521,692
Enterprise Products Operating LLC:
3.75%, 02/15/25		95	101,218
3.13%, 07/31/29		63	64,512
Series D, 6.88%, 03/01/33		80	109,826
Series H, 6.65%, 10/15/34		45	62,059
7.55%, 04/15/38		100	147,443
6.13%, 10/15/39		8	10,389
5.95%, 02/01/41		233	298,037
4.45%, 02/15/43		1,741	1,903,474
4.85%, 03/15/44		214	245,688
5.10%, 02/15/45		320	376,744
4.25%, 02/15/48		22	23,776
EOG Resources, Inc.:
4.15%, 01/15/26		300	331,788
3.90%, 04/01/35		75	83,520
Exxon Mobil Corp.:
2.22%, 03/01/21		4	4,021
1.90%, 08/16/22		117	117,509

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
2.71%, 03/06/25	USD	1,824	$1,883,567
2.28%, 08/16/26		1,732	1,745,529
3.00%, 08/16/39		10	10,002
3.57%, 03/06/45		70	76,073
3.10%, 08/16/49		1,435	1,440,683
Hess Corp., 6.00%, 01/15/40		319	369,539
Kinder Morgan Energy Partners LP:
4.25%, 09/01/24		402	431,045
6.50%, 02/01/37		560	695,548
6.95%, 01/15/38		929	1,212,732
6.38%, 03/01/41		116	142,200
5.00%, 03/01/43		750	823,007
5.50%, 03/01/44		191	220,257
Kinder Morgan, Inc.:
5.00%, 02/15/21(b)		173	178,693
3.15%, 01/15/23		3,274	3,351,283
4.30%, 03/01/28		1,961	2,126,728
5.05%, 02/15/46		1,099	1,218,863
Marathon Petroleum Corp.:
4.75%, 12/15/23		800	867,779
5.13%, 12/15/26		67	75,309
5.85%, 12/15/45		345	392,485
MPLX LP:
(LIBOR USD 3 Month + 0.90%), 3.00%, 09/09/21(a)		1,355	1,359,499
(LIBOR USD 3 Month + 1.10%), 3.20%, 09/09/22(a)		1,845	1,850,821
4.88%, 12/01/24		347	380,913
5.25%, 01/15/25(b)		200	211,112
4.00%, 02/15/25		2,336	2,468,150
4.13%, 03/01/27		3,945	4,160,314
4.25%, 12/01/27(b)		5,403	5,716,321
NGPL PipeCo LLC, 4.38%, 08/15/22(b)		2,768	2,869,323
Northwest Pipeline LLC, 4.00%, 04/01/27		2,085	2,199,539
Occidental Petroleum Corp.:
4.85%, 03/15/21		95	98,242
2.60%, 08/13/21		1,372	1,380,937
3.13%, 02/15/22		20	20,314
2.60%, 04/15/22		150	150,759
2.70%, 08/15/22		3,086	3,114,716
2.70%, 02/15/23		860	864,563
2.90%, 08/15/24		730	735,463
3.50%, 06/15/25		94	96,642
3.50%, 08/15/29		901	913,795
0.00%, 10/10/36(f)		5,545	2,738,564
4.40%, 04/15/46		791	805,677
Plains All American Pipeline LP, 3.65%, 06/01/22.		44	45,130
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		2,907	2,892,981
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23(e)		2,044	2,220,953
5.75%, 05/15/24		2,985	3,327,117
5.63%, 03/01/25		4,402	4,942,732
5.88%, 06/30/26		1,550	1,775,988
Santos Finance Ltd., 5.25%, 03/13/29		600	648,681
Spectra Energy Partners LP:
3.38%, 10/15/26		21	21,734
4.50%, 03/15/45		1,420	1,544,408
Suncor Energy, Inc.:
3.60%, 12/01/24		589	621,250
6.80%, 05/15/38		420	588,916
6.50%, 06/15/38		39	53,704
4.00%, 11/15/47		179	192,309

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP:
5.35%, 05/15/45	USD	823	$883,041
5.40%, 10/01/47		72	78,560
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		1,318	1,370,515
4.15%, 01/15/48		525	552,823
Total Capital Canada Ltd., 2.75%, 07/15/23		40	41,106
Total Capital International SA:
3.70%, 01/15/24		2,205	2,352,814
2.43%, 01/10/25		490	495,513
1.54%, 05/31/39	EUR	300	373,786
TransCanada PipeLines Ltd.:
4.88%, 01/15/26	USD	2,605	2,924,255
4.25%, 05/15/28		820	906,464
4.63%, 03/01/34		94	106,797
5.85%, 03/15/36		213	262,600
4.75%, 05/15/38		340	387,879
6.10%, 06/01/40		1,004	1,295,824
5.10%, 03/15/49		6	7,204
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		1,523	1,931,771
4.00%, 03/15/28		1,200	1,283,236
4.60%, 03/15/48		470	520,437
Valero Energy Corp.:
3.40%, 09/15/26		1,297	1,326,368
4.35%, 06/01/28		49	53,190
6.63%, 06/15/37		85	109,987
Western Midstream Operating LP:
5.38%, 06/01/21		3,320	3,414,230
4.00%, 07/01/22		520	526,284
4.65%, 07/01/26		84	82,997
4.50%, 03/01/28		350	337,961
Williams Cos., Inc. (The):
3.70%, 01/15/23		155	160,290
4.55%, 06/24/24		594	639,326
3.75%, 06/15/27		478	493,720
Series A, 7.50%, 01/15/31		495	650,357
5.75%, 06/24/44		531	612,773

			126,542,029

Paper & Forest Products — 0.2%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		1,945	2,011,941
3.73%, 07/15/23(b)		1,054	1,107,103
3.60%, 03/01/25(b)		530	562,205
7.38%, 12/01/25		1,203	1,524,390
7.75%, 11/15/29		300	428,235
8.88%, 05/15/31		165	261,408
Suzano Austria GmbH:
6.00%, 01/15/29		258	278,511
7.00%, 03/16/47(b)		238	271,231

			6,445,024

Pharmaceuticals — 1.1%
Allergan Finance LLC:
3.25%, 10/01/22		227	231,851
4.63%, 10/01/42		98	101,677
Allergan Funding SCS:
3.80%, 03/15/25		3,278	3,432,488
4.55%, 03/15/35		1,661	1,763,249
Bayer US Finance II LLC(b):
3.88%, 12/15/23		805	840,905
3.38%, 07/15/24		209	213,771
2.85%, 04/15/25		1,500	1,445,289
Bayer US Finance LLC, 3.38%, 10/08/24(b)		327	335,068

Security		Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.(b):
3.20%, 06/15/26	USD	3,867	$4,056,928
3.40%, 07/26/29		450	480,655
4.13%, 06/15/39		5	5,666
Eli Lilly &Co., 4.15%, 03/15/59		990	1,165,666
GlaxoSmithKline Capital plc:
2.88%, 06/01/22		393	401,519
3.38%, 06/01/29		1,200	1,287,579
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		735	811,140
Johnson &Johnson, 2.45%, 03/01/26		275	279,822
Merck &Co., Inc.:
3.60%, 09/15/42		200	220,407
3.70%, 02/10/45		377	425,173
Merck Financial Services GmbH, 0.01%, 12/15/23	EUR	3,800	4,150,880
Mylan, Inc.:
5.40%, 11/29/43	USD	245	257,757
5.20%, 04/15/48		390	412,856
Novartis Capital Corp.:
2.40%, 09/21/22		100	101,584
3.40%, 05/06/24		971	1,031,995
3.00%, 11/20/25		498	524,176
3.10%, 05/17/27		606	643,973
4.40%, 05/06/44		205	253,583
Pfizer,Inc.:
1.95%, 06/03/21		457	457,565
4.00%, 12/15/36		428	489,987
4.30%, 06/15/43		15	17,578
4.40%, 05/15/44		56	66,687
4.13%, 12/15/46		10	11,604
Roche Finance Europe BV,0.50%, 02/27/23	EUR	2,400	2,678,138
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	USD	482	491,375
3.20%, 09/23/26		2,934	3,027,292
Takeda Pharmaceutical Co. Ltd.(b):
4.40%, 11/26/23		810	872,347
5.00%, 11/26/28		2,635	3,084,517
Wyeth LLC, 5.95%, 04/01/37		1,414	1,920,691

			37,993,438

Real Estate Management & Development — 0.1%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		200	208,121
Esic Sukuk Ltd., 3.94%, 07/30/24		600	596,250
Franshion Brilliant Ltd., 4.25%, 07/23/29		400	396,736
Longfor Group Holdings Ltd., 3.95%, 09/16/29		200	196,375
NWD MTN Ltd., 4.13%, 07/18/29		500	495,469

			1,892,951

Road & Rail — 0.7%
Burlington Northern Santa Fe LLC:
3.00%, 04/01/25		145	151,236
5.75%, 05/01/40		1,067	1,435,489
5.05%, 03/01/41		400	500,310
4.95%, 09/15/41		27	33,495
4.40%, 03/15/42		40	46,939
4.55%, 09/01/44		355	426,191
4.15%, 04/01/45		1,222	1,405,903
4.05%, 06/15/48		270	309,738
CSX Corp.:
3.80%, 03/01/28		37	40,314
4.25%, 03/15/29		445	502,467
6.00%, 10/01/36		218	281,236
6.15%, 05/01/37		121	159,111
3.80%, 11/01/46		170	178,587
4.30%, 03/01/48		1,078	1,213,749

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
4.75%, 11/15/48	USD	455	$548,603
4.50%, 03/15/49		17	19,988
3.35%, 09/15/49		698	681,902
4.25%, 11/01/66		705	747,812
GLP China Holdings Ltd., 4.97%, 02/26/24		300	315,938
Norfolk Southern Corp.:
3.25%, 12/01/21		56	57,166
2.90%, 02/15/23		166	169,516
3.65%, 08/01/25		1,165	1,245,194
2.90%, 06/15/26		1,245	1,284,236
3.95%, 10/01/42		239	258,183
4.45%, 06/15/45		23	26,470
3.94%, 11/01/47		39	42,344
4.10%, 05/15/49		318	355,586
4.05%, 08/15/52		772	843,600
Penske Truck Leasing Co. LP(b):
4.45%, 01/29/26		95	102,588
3.40%, 11/15/26		376	384,288
4.20%, 04/01/27		1,207	1,284,393
Ryder System, Inc.:
3.45%, 11/15/21		199	203,693
2.80%, 03/01/22		53	53,672
2.50%, 09/01/22		310	312,189
3.75%, 06/09/23		131	137,436
Union Pacific Corp.:
3.15%, 03/01/24		910	945,036
2.75%, 03/01/26		1,097	1,114,151
3.38%, 02/01/35		2,123	2,191,830
3.60%, 09/15/37		1,281	1,350,309
3.55%, 08/15/39		24	25,127
4.50%, 09/10/48		91	108,585
3.80%, 10/01/51		80	85,544
3.88%, 02/01/55		1,224	1,276,851
3.95%, 08/15/59		23	24,403

			22,881,398

Semiconductors & Semiconductor Equipment — 1.3%
Analog Devices, Inc.:
3.90%, 12/15/25		163	175,295
3.50%, 12/05/26		320	335,137
Applied Materials, Inc.:
3.30%, 04/01/27		1,938	2,062,170
5.10%, 10/01/35		935	1,185,040
5.85%, 06/15/41		170	232,020
4.35%, 04/01/47		1,417	1,729,115
Broadcom Corp.:
2.38%, 01/15/20		6,086	6,085,615
3.88%, 01/15/27		4,015	4,031,943
Broadcom, Inc., 4.25%, 04/15/26(b)		2,137	2,207,323
Intel Corp.:
4.80%, 10/01/41		605	763,013
4.10%, 05/19/46		8	9,325
KLA Corp., 4.10%, 03/15/29		1,441	1,589,808
KLA-Tencor Corp., 5.00%, 03/15/49		932	1,147,518
Lam Research Corp.:
2.75%, 03/15/20		1,081	1,082,674
3.75%, 03/15/26		1,690	1,804,821
4.88%, 03/15/49		815	996,359
NVIDIA Corp., 3.20%, 09/16/26		3,925	4,126,659
NXP BV(b):
4.13%, 06/01/21		4,312	4,424,234
3.88%, 09/01/22		770	794,645
4.63%, 06/01/23		288	306,565
4.88%, 03/01/24		2,040	2,211,152
3.88%, 06/18/26		113	119,002

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
5.55%, 12/01/28	USD	26	$30,164
4.30%, 06/18/29		1,074	1,147,352
QUALCOMM, Inc.:
4.65%, 05/20/35		486	572,547
4.80%, 05/20/45		9	10,748
4.30%, 05/20/47		535	598,059
Texas Instruments, Inc.:
2.75%, 03/12/21		260	263,093
2.25%, 05/01/23		460	465,007
2.90%, 11/03/27		20	21,001
2.25%, 09/04/29		960	945,104
3.88%, 03/15/39		20	23,088
4.15%, 05/15/48		405	496,329

			41,991,925

Software — 0.6%
Autodesk, Inc., 3.50%, 06/15/27		3,442	3,556,255
Microsoft Corp.:
2.70%, 02/12/25		11	11,404
3.50%, 02/12/35		2,533	2,799,355
4.20%, 11/03/35		500	598,059
3.45%, 08/08/36		2,691	2,974,673
3.50%, 11/15/42		10	11,001
3.75%, 02/12/45		29	33,217
4.45%, 11/03/45		147	185,642
3.70%, 08/08/46		3,020	3,437,136
3.95%, 08/08/56		11	13,028
4.50%, 02/06/57		20	25,980
Oracle Corp.:
2.50%, 10/15/22		57	57,848
3.40%, 07/08/24		300	316,344
2.65%, 07/15/26		1,746	1,782,712
3.25%, 05/15/30		152	161,369
3.90%, 05/15/35		1,559	1,721,356
3.80%, 11/15/37		39	42,460
5.38%, 07/15/40		241	313,405
4.13%, 05/15/45		43	48,681
4.00%, 07/15/46		1,594	1,782,290
SAP SE:
0.75%, 12/10/24	EUR	500	567,447
1.63%, 03/10/31		200	246,972

			20,686,634

Specialty Retail — 0.2%
Home Depot, Inc. (The):
2.80%, 09/14/27	USD	296	309,636
3.90%, 12/06/28		272	305,607
2.95%, 06/15/29		599	628,613
5.88%, 12/16/36		822	1,136,788
5.95%, 04/01/41		193	276,295
4.20%, 04/01/43		240	281,953
4.88%, 02/15/44		100	128,912
4.25%, 04/01/46		122	146,107
3.90%, 06/15/47		80	91,591
3.50%, 09/15/56		441	469,182
Lowe’s Cos., Inc.:
4.38%, 09/15/45		1,200	1,325,947
4.05%, 05/03/47		130	138,764

			5,239,395

Technology Hardware, Storage &Peripherals — 0.3%
Apple, Inc.:
1.00%, 11/10/22	EUR	2,400	2,714,959
3.00%, 02/09/24	USD	1,168	1,217,026
3.35%, 02/09/27		123	131,502
3.85%, 05/04/43		5,147	5,770,993

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Technology Hardware, Storage &Peripherals (continued)
3.45%, 02/09/45	USD	601	$637,019
4.38%, 05/13/45		2	2,421
4.65%, 02/23/46		110	138,314
Dell International LLC, 8.35%, 07/15/46(b)		220	290,168
Hewlett Packard Enterprise Co.(e):
3.60%, 10/15/20		15	15,193
4.40%, 10/15/22		170	180,080
HP, Inc., 3.75%, 12/01/20		19	19,312
Seagate HDD Cayman, 4.25%, 03/01/22		149	153,872

			11,270,859

Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SE, 0.13%, 02/28/23	EUR	2,300	2,525,646

Thrifts &Mortgage Finance — 0.2%
BPCE SA(b):
3.00%, 05/22/22	USD	1,986	2,015,290
2.70%, 10/01/29		3,302	3,279,971

			5,295,261

Tobacco — 0.7%
Altria Group, Inc.:
1.00%, 02/15/23	EUR	2,300	2,549,186
4.40%, 02/14/26	USD	1,880	2,010,376
4.80%, 02/14/29		1,654	1,811,839
5.80%, 02/14/39		49	56,749
4.50%, 05/02/43		608	609,856
5.38%, 01/31/44		1,963	2,182,133
6.20%, 02/14/59		215	252,091
BAT Capital Corp., 3.22%, 09/06/26		645	636,871
BAT International Finance plc:
3.95%, 06/15/25(b)		2,520	2,623,368
3.13%, 03/06/29	EUR	815	998,445
Philip Morris International, Inc.:
2.50%, 08/22/22	USD	561	566,329
2.88%, 05/01/24		1,239	1,270,558
4.50%, 03/20/42		245	271,979
Reynolds American, Inc.:
4.45%, 06/12/25		5,965	6,361,972
5.85%, 08/15/45		1,205	1,333,424

			23,535,176

Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 03/30/20		1,182	1,183,114

Transportation Infrastructure — 0.0%
Adani Ports & Special Economic Zone Ltd., 4.38%, 07/03/29		600	624,375

Wireless Telecommunication Services — 0.2%
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)(e)		2,400	2,408,498

Vodafone Group plc:
3.75%, 01/16/24		835	879,223
4.13%, 05/30/25		723	780,656
4.38%, 05/30/28		118	130,331
6.15%, 02/27/37		23	29,006
5.00%, 05/30/38		75	85,705
4.38%, 02/19/43		387	399,789
5.25%, 05/30/48		1,885	2,184,969
5.13%, 06/19/59		66	75,586

			6,973,763

Total Corporate Bonds — 39.5% (Cost: $1,263,973,826)			1,323,089,669

Security		Par (000)	Value

Foreign Agency Obligations — 0.7%

China — 0.0%
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(d)	USD	200	$200,000

Colombia — 0.0%
Ecopetrol SA, 7.38%, 09/18/43		219	293,255
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		308	322,476

			615,731

India — 0.0%
Power Finance Corp. Ltd., 4.50%, 06/18/29		903	943,353
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		300	314,812

			1,258,165

Indonesia — 0.1%
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23		800	882,250
Pertamina Persero PT, 4.70%, 07/30/49		200	207,500
Perusahaan Listrik Negara PT, 4.88%, 07/17/49		700	752,500
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28		200	218,750

			2,061,000

Mexico — 0.4%
Petroleos Mexicanos:
6.38%, 02/04/21		602	628,338
(LIBOR USD 3 Month +3.65%), 5.79%, 03/11/22(a)		116	120,627
6.88%, 08/04/26		499	536,425
6.49%, 01/23/27(b)		245	255,412
6.50%, 03/13/27		8,278	8,599,549
5.35%, 02/12/28		669	640,149
7.69%, 01/23/50(b)		2,447	2,545,064

			13,325,564

Netherlands — 0.1%
TenneT Holding BV, 1.25%, 10/24/33	EUR	1,065	1,260,827

Norway — 0.1%
Telenor ASA:
0.00%, 09/25/23		410	448,756
0.75%, 05/31/26		2,725	3,080,555

			3,529,311

Total Foreign Agency Obligations — 0.7% (Cost: $21,920,111)			22,250,598

Foreign Government Obligations — 2.5%

Colombia — 0.3%
Republic of Colombia:
10.00%, 07/24/24	COP	6,505,600	2,250,283
6.25%, 11/26/25		4,760,500	1,424,333
3.88%, 04/25/27	USD	7,542	8,003,948

			11,678,564

France — 0.3%
Republic of France, 1.75%, 05/25/66(b)	EUR	6,098	9,292,358

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	2,860	3,228,225

Indonesia — 0.3%
Republic of Indonesia:
4.10%, 04/24/28		1,130	1,219,694

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
8.25%, 05/15/29	IDR	51,247,000	$3,841,833
6.63%, 05/15/33		5,775,000	368,591
8.38%, 03/15/34		27,149,000	2,014,898
7.50%, 06/15/35		7,377,000	510,408
8.38%, 04/15/39		45,653,000	3,372,115

			11,327,539

Mexico — 0.6%
United Mexican States:
6.50%, 06/09/22	MXN	675	3,398,935
8.00%, 12/07/23		210	1,113,991
8.00%, 09/05/24		166	886,371
10.00%, 12/05/24		499	2,886,339
4.15%, 03/28/27	USD	11,841	12,545,539

			20,831,175

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28		3,312	3,598,695

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		2,903	3,257,710

Philippines — 0.2%
Republic of the Philippines, 3.00%, 02/01/28		5,080	5,324,043

Russia — 0.2%
Russian Federation, 8.50%, 09/17/31	RUB	475,145	8,191,938

South Africa — 0.1%
Republic of South Africa:
4.85%, 09/30/29	USD	520	518,700
5.75%, 09/30/49		1,209	1,205,071

			1,723,771

United Arab Emirates — 0.1%
Emirate of Abu Dhabi United Arab Emirates(b):
2.13%, 09/30/24		1,080	1,073,250
2.50%, 09/30/29		1,214	1,205,805

			2,279,055

Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27		2,680	2,945,488

Total Foreign Government Obligations — 2.5% (Cost: $81,826,250)			83,678,561

Municipal Bonds — 3.9%
Aldine Independent School District (Permanent School Fund Guarantee Program (The)), Series 2019F-1, GO, 5.00%, 02/15/43		220	270,248
American Municipal Power, Inc. (Combined Hydroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41		350	558,145
Series 2009B, RB, 6.45%, 02/15/44		875	1,263,080
Bay Area Toll Authority, Series 2010S-1, RB, 7.04%, 04/01/50		2,650	4,444,156
Berks County Industrial Development Authority (Tower Health Project), Series 2017, RB, 5.00%, 11/01/47		420	484,273
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		420	492,475
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		200	233,732
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		840	1,011,797
Series 2016, RB, 5.00%, 08/01/46		340	402,645

Security		Par (000)	Value
Municipal Bonds (continued)
City of Cleveland, Series 2018, GO, 5.00%, 12/01/43	USD	1,255	$1,524,336
City of San Antonio Electric & Gas Systems, Series 2010A, RB, 5.81%, 02/01/41		815	1,171,791
Colorado Health Facilities Authority (CommonSpirit Health), Series 2019A-2, RB, 5.00%, 08/01/44		2,740	3,256,846
Commonwealth Financing Authority, Series 2019A, RB, 3.81%, 06/01/41		2,400	2,655,408
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/40		1,350	1,646,257
Series 2018A, GO, 5.00%, 01/01/46		1,595	1,931,673
Series 2017F, GO, 5.00%, 11/01/46		2,575	3,109,415
Series 2018A, GO, 5.00%, 01/01/48		1,090	1,318,377
Series 2019H, GO, 2.90%, 09/01/49		930	907,196
County of Miami-Dade, Series 2019E, RB, 2.53%, 10/01/30		1,215	1,201,574
District of Columbia, Series 2016A, GO, 5.00%, 06/01/41		2,925	3,494,029
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		805	938,815
Health & Educational Facilities Authority of the State of Missouri, Series 2016A, RB, 3.65%, 01/15/46		140	154,445
Long Island Power Authority, Series 2017, RB, 5.00%, 09/01/47		1,145	1,369,855
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		800	1,251,536
Los Angeles Department of Water & Power System (Water System Revenue Bonds), Series 2010A, RB, 6.60%, 07/01/50		415	679,741
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		1,580	2,220,595
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		290	344,694
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33		370	406,190
Massachusetts Development Finance Agency;
Series 2018J-2, RB, 5.00%, 07/01/43		210	251,603
Series 2018J-2, RB, 5.00%, 07/01/48		600	713,574
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		220	229,625
Series 2014B, RB, 4.60%, 12/01/44		225	241,119
Series 2015A, RB, 4.50%, 12/01/48		275	290,197
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		380	444,361
Metropolitan Atlanta Rapid Transit Authority, Series 2015A, RB, 5.00%, 07/01/41		580	682,828
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center), Series 2016A, RB, 5.00%, 07/01/40		210	244,910
Metropolitan Transportation Authority;
Series 2010A, RB, 6.67%, 11/15/39		200	293,284
Series 2019C, RB, 5.00%, 11/15/40		640	792,864
Series 2010E, RB, 6.81%, 11/15/40		610	887,910
Series 2019C, RB, 5.00%, 11/15/42		760	937,338
Series 2019C, RB, 5.00%, 11/15/43		540	674,590
Series 2019B, RB, 5.00%, 11/15/52		730	883,592
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33		250	268,360
Series 2018A, RB, 4.00%, 10/01/43		240	260,174
Series 2018A, RB, 4.05%, 10/01/48		110	118,338

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2018A, RB, 4.15%, 10/01/53	USD	560	$604,122
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		321	440,727
New Jersey Transportation Trust Fund Authority;
Series 2010C, RB, 5.75%, 12/15/28		720	833,342
Series 2009B, RB, 6.88%, 12/15/39		1,260	1,263,692
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		496	794,875
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		260	274,459
Series 2018C-1-B, RB, 3.85%, 11/01/43		780	809,305
Series 2014C-1-A, RB, 4.20%, 11/01/44		3,490	3,645,794
Series 2018C-1-A, RB, 4.00%, 11/01/53		830	873,608
New York City Transitional Finance Authority Future Tax Secured;
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24		895	948,602
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		1,205	1,290,953
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		895	949,998
New York City Water & Sewer System;
Series 2010GG, RB, 5.72%, 06/15/42		1,720	2,475,751
Series 2020AA, RB, 5.38%, 06/15/43(g)		2,725	2,858,607
Series 2020AA, RB, 5.38%, 06/15/43		1,395	1,458,291
Series 2011AA, RB, 5.44%, 06/15/43		410	574,562
Series 2011EE, RB, 5.50%, 06/15/43(g)		4,935	5,184,760
Series 2011CC, RB, 5.88%, 06/15/44		330	491,053
Series 2018CC, RB, 5.00%, 06/15/48		1,250	1,499,375
New York State Dormitory Authority, Series 2010H, RB, 5.39%, 03/15/40		320	425,434
New York Transportation Development Corp. (Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project), Series 2018, RB, 5.00%, 01/01/30		1,365	1,640,157
Northeast Ohio Regional Sewer District, Series 2014, RB, 5.00%, 11/15/49		3,045	3,521,360
Pennsylvania Turnpike Commission, Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47		2,120	2,505,713
Permanent University Fund - University of Texas System, Series 2017A, RB, 3.38%, 07/01/47		1,285	1,404,081
Port Authority of New York & New Jersey, Series 181, RB, 4.96%, 08/01/46		1,535	2,025,985
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		220	257,743
Public Finance Authority (Denver International Airport Great Hall Project), Series 2017, RB, 5.00%, 09/30/49		1,070	1,089,035
Rutgers The State University of New Jersey, Series 2010H, RB, 5.67%,05/01/40		1,770	2,308,770
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		600	697,296
San Francisco City & County Airport Comm- San Francisco International Airport, Series 2019F, RB, 5.00%, 05/01/50		580	712,924
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 3.18%, 08/01/26		445	473,048
South Carolina Public Service Authority, Series 2016D, RB, 2.39%, 12/01/23		1,095	1,119,955

Security		Par (000)	Value
Municipal Bonds (continued)
State of California;
Series 2018, GO, 4.60%, 04/01/38	USD	2,870	$3,251,681
Series 2009, GO, 7.55%, 04/01/39		920	1,515,534
Series 2009, GO, 7.30%, 10/01/39		420	654,406
State of Connecticut, Series 2008A, GO, 5.85%, 03/15/32		1,280	1,681,741
State of Delaware, GO, 5.00%, 02/01/24		2,320	2,685,725
State of Illinois, Series 2003, GO, 5.10%, 06/01/33		3,525	3,812,323
State of Maryland, Series 2019A, GO, 5.00%, 08/01/30		660	869,200
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		1,795	2,177,191
State of Washington, Series 2018C, GO, 5.00%, 02/01/39		1,935	2,385,797
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), RB, 5.00%, 06/30/58		1,570	1,834,576
Triborough Bridge & Tunnel Authority, Series 2017A, RB, 5.00%, 11/15/47		2,135	2,583,841
University of California;
Series 2019BD, RB, 3.35%, 07/01/29		1,335	1,444,270
Series 2015AO, RB, 5.00%, 05/15/32		440	527,714
Series 2009R, RB, 5.77%, 05/15/43		6,160	8,363,802
Series 2012AD, RB, 4.86%, 05/15/12		219	289,853
University of California Medical Center, Series 2016L, RB, 5.00%, 05/15/47		370	430,303
Utah Transit Authority, Series 2039, RB, 5.94%, 06/15/39		1,455	2,026,102
Virginia Small Business Financing Authority (Transform 66 P3 Project), Series 2017, RB, 5.00%, 12/31/52		590	680,547

Total Municipal Bonds — 3.9% (Cost: $120,941,499)			129,625,974

Non-Agency Mortgage-Backed Securities — 3.8%

Collateralized Mortgage Obligations — 0.4%
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 2.56%, 02/25/35(c)		306	297,335
JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 08/25/47(b)(c)		4,635	4,655,837
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.44%, 04/16/36(b)(c)		6,843	5,933,920
MortgageIT Trust, Series 2004-1, Class A1, 2.80%, 11/25/34(c)		518	522,089
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(b)(c)		512	533,670
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 04/25/31(b)		270	269,459

			12,212,310

Commercial Mortgage-Backed Securities — 3.0%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.28%, 08/10/35(b)(c)		150	159,305
280 Park Avenue Mortgage Trust, Series 2017-280P, Class D, 3.56%, 09/15/34(b)(c)		640	641,195
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(b)		500	519,514
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(c)		1,550	1,559,887
AREIT Trust, Series 2018-CRE1, Class A, 2.88%, 02/14/35(b)(c)		13	13,437

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.13%, 04/15/35(b)(c)	USD	421	$422,050
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, 3.98%, 12/15/36(b)(c)		4,050	4,055,027
Aventura Mall Trust, Series 2013-AVM, Class D, 3.87%, 12/05/32(b)(c)		500	505,874
BAMLL Commercial Mortgage Securities Trust(b)(c):
Series 2017-SCH, Class CL, 3.53%, 11/15/32		1,450	1,449,841
Series 2017-SCH, Class DL, 4.03%, 11/15/32		1,490	1,489,836
Series 2018-DSNY, Class D, 3.73%, 09/15/34		830	832,593
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		116	115,907
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.88%, 01/15/33(b)(c)		403	401,376
BANK, Series 2019-BN19, Class C, 4.17%, 08/15/61(c)		420	452,465
Barclays Commercial Mortgage Trust:
Series 2019-C3, Class C, 4.18%, 05/15/52		323	348,009
Series 2019-C3, Class D, 3.00%, 05/15/52(b)		252	235,800
BBCMS Mortgage Trust(b)(c):
Series 2018-TALL, Class A, 2.75%, 03/15/37		232	231,423
Series 2018-TALL, Class D, 3.48%, 03/15/37		600	599,998
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		1,119	1,165,211
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(b)(c)		260	261,840
Bear Stearns Commercial Mortgage Securities Trust(c):
Series 2005-PWR7, Class B, 5.21%, 02/11/41		196	195,365
Series 2007-T26, Class AM, 5.51%, 01/12/45		179	178,121
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(b)(c)		130	122,500
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(b)(c)		1,113	1,181,561
Series 2019-B13, Class A4, 2.95%, 08/15/57		407	422,339
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		710	752,205
Series 2013-1515, Class C, 3.45%, 03/10/33		2,810	2,903,458
Series 2013-1515, Class E, 3.72%, 03/10/33		100	103,215
BXP Trust(b)(c):
Series 2017-CC, Class D, 3.67%, 08/13/37		210	216,112
Series 2017-GM, Class D, 3.54%, 06/13/39		140	144,819
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 3.78%, 12/15/37(b)(c)		1,385	1,391,406
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(b)(c)		200	204,495
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,281	1,317,688
Series 2017-CD3, Class A4, 3.63%, 02/10/50		280	303,364
Series 2017-CD4, Class A4, 3.51%, 05/10/50(c)		10	10,768
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		110	119,177

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)	USD	840	$899,530
CGDBB Commercial Mortgage Trust(b)(c):
Series 2017-BIOC, Class A, 2.82%, 07/15/32		1,200	1,199,998
Series 2017-BIOC, Class D, 3.63%, 07/15/32		1,250	1,250,002
CHC Commercial Mortgage Trust, Series 2019-CHC, Class B, 3.53%, 06/15/34(b)(c)		1,612	1,614,018
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.63%, 05/10/35(b)(c)		245	250,943
Series 2014-GC19, Class C, 5.26%, 03/10/47(c)		120	130,178
Series 2016-C1, Class D, 5.12%, 05/10/49(b)(c)		110	115,145
Series 2016-P3, Class C, 4.99%, 04/15/49(c)		501	549,400
Series 2016-P3, Class D, 2.80%, 04/15/49(b)(c)		29	25,454
Series 2017-C4, Class A4, 3.47%, 10/12/50		290	311,935
Commercial Mortgage Trust:
Series 2014-CR14, Class A4, 4.24%, 02/10/47(c)		600	647,257
Series 2014-CR15, Class C, 4.90%, 02/10/47(c)		70	75,983
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,534	1,647,091
Series 2014-CR17, Class A5, 3.98%, 05/10/47		831	892,244
Series 2014-CR18, Class A4, 3.55%, 07/15/47		130	136,304
Series 2014-CR19, Class A5, 3.80%, 08/10/47		440	470,921
Series 2014-LC15, Class A4, 4.01%, 04/10/47		320	343,076
Series 2014-UBS4, Class C, 4.80%, 08/10/47(c)		551	576,964
Series 2015-CR24, Class A5, 3.70%, 08/10/48		300	322,272
Series 2015-CR25, Class A4, 3.76%, 08/10/48		854	919,511
Series 2015-LC19, Class A4, 3.18%, 02/10/48		420	438,847
Series 2015-LC19, Class C, 4.39%, 02/10/48(c)		1,160	1,228,473
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		615	587,267
Series 2015-LC23, Class A4, 3.77%, 10/10/48		200	216,100
Series 2016-667M, Class D, 3.28%, 10/10/36(b)(c)		440	446,041
Series 2017-COR2, Class A3, 3.51%, 09/10/50		270	289,782
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		4,150	3,922,070
Core Industrial Trust(b):
Series 2015-CALW, Class A, 3.04%, 02/10/34		342	348,782
Series 2015-TEXW, Class A, 3.08%, 02/10/34		3,374	3,449,075
Series 2015-TEXW, Class D, 3.98%, 02/10/34(c)		440	448,575
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4, 3.50%, 06/15/57		270	286,159

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-C14, Class C, 5.06%, 11/15/51(c)	USD	270	$305,527
Series 2019-C16, Class A3, 3.33%, 06/15/52		580	617,637
Series 2019-C16, Class C, 4.24%, 06/15/52(c)		800	856,628
Series 2019-C17, Class C, 3.93%, 09/15/52		949	986,528
Series 2019-C17, Class D, 2.50%, 09/15/52(b)		772	659,848
CSMC Trust(b):
Series 2015-GLPB, Class A, 3.64%, 11/15/34		1,107	1,160,204
Series 2017-PFHP, Class A, 2.98%, 12/15/30(c)		530	529,338
Series 2017-TIME, Class A, 3.65%, 11/13/39		230	244,242
DBJPM Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 05/10/49		240	253,771
DBUBS Mortgage Trust(b):
Series 2011-LC1A, Class E, 5.88%, 11/10/46(c)		1,310	1,357,166
Series 2017-BRBK, Class A, 3.45%, 10/10/34		1,080	1,134,685
Series 2017-BRBK, Class D, 3.65%, 10/10/34(c)		360	370,512
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(b)(c)		350	374,793
GPMT Ltd., Series 2018-FL1, Class A, 2.94%, 11/21/35(b)(c)		415	415,022
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		800	920,930
Series 2013-KING, Class D, 3.55%, 12/10/27(c)		1,150	1,148,609
GS Mortgage Securities Corp. Trust(b):
Series 2016-RENT, Class C, 4.20%, 02/10/29(c)		395	400,104
Series 2017-500K, Class D, 3.33%, 07/15/32(c)		360	360,113
Series 2017-GPTX, Class A, 2.86%, 05/10/34		570	572,292
Series 2018-HULA, Class D, 3.83%, 07/15/25(c)		276	277,097
Series 2019-BOCA, Class A, 3.23%, 06/15/38(c)		317	317,197
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47(c)		400	429,694
Series 2015-GC28, Class B, 3.98%, 02/10/48		150	158,676
Series 2015-GC32, Class C, 4.56%, 07/10/48(c)		790	845,646
Series 2015-GS1, Class A3, 3.73%, 11/10/48		150	162,360
Series 2017-GS6, Class A3, 3.43%, 05/10/50		300	320,973
Series 2017-GS7, Class A4, 3.43%, 08/10/50		403	429,653
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		150	143,400
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		50	46,663
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		1,890	1,919,860
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 08/10/38(b)		660	679,321

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34	USD	440	$461,750
Series 2017-APTS, Class DFX, 3.61%, 06/15/34(c)		730	743,027
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 2.73%, 01/15/33(b)(c)		150	149,764
JPMBB Commercial Mortgage Securities Trust: Series 2014-C21, Class A5, 3.77%, 08/15/47		450	480,597
Series 2014-C26, Class A4, 3.49%, 01/15/48		753	797,545
Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(c)		553	554,475
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.80%, 03/15/50(b)(c)		520	547,186
Series 2017-JP6, Class A5, 3.49%, 07/15/50		270	290,524
Series 2017-JP7, Class B, 4.05%, 09/15/50		90	97,330
Series 2019-COR5, Class C, 3.75%, 06/13/52		678	700,000
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class A5, 3.69%, 03/15/50		420	457,040
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.32%, 06/15/45(b)(c)		107	108,319
Series 2014-C20, Class A5, 3.80%, 07/15/47		480	512,572
Series 2015-JP1, Class A5, 3.91%, 01/15/49		50	54,611
Series 2015-JP1, Class C, 4.89%, 01/15/49(c)		730	795,656
Series 2015-JP1, Class D, 4.39%, 01/15/49(c)		770	786,589
Series 2015-JP1, Class E, 4.39%, 01/15/49(b)(c)		299	289,048
Series 2015-UES, Class C, 3.74%, 09/05/32(b)(c)		990	995,066
Series 2016-NINE, Class A, 2.95%, 10/06/38(b)(c)		1,330	1,371,484
MAD Mortgage Trust, Series 2017-330M, Class D, 4.11%, 08/15/34(b)(c)		300	307,356
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		1,120	1,196,453
Series 2015-C23, Class A4, 3.72%, 07/15/50		248	266,719
Series 2015-C23, Class D, 4.27%, 07/15/50(b)(c)		424	426,355
Series 2015-C25, Class C, 4.68%, 10/15/48(c)		320	346,185
Series 2015-C26, Class A5, 3.53%, 10/15/48		74	79,000
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		653	620,894
Series 2017-C33, Class C, 4.56%, 05/15/50(c)		585	635,484
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(b)		200	199,894
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 6.14%, 06/11/42(c)		379	402,319
Series 2014-CPT,Class E, 3.56%, 07/13/29(b)(c)		350	353,501
Series 2017-H1, Class C, 4.28%, 06/15/50(c)		290	309,639
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		2,440	2,219,659
Series 2017-HR2, Class D, 2.73%, 12/15/50		1,360	1,243,118
Series 2018-H3, Class A5, 4.18%, 07/15/51		37	41,814
Series 2018-H3, Class C, 5.01%, 07/15/51(c)		730	810,009

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-H3, Class D, 3.00%, 07/15/51(b)	USD	510	$468,775
Series 2019-AGLN, Class D, 3.78%, 03/15/34(b)(c)		1,700	1,699,997
Series 2019-H6, Class A4, 3.42%, 06/15/52		420	451,518
Series 2019-L2, Class A4, 4.07%, 03/15/52		347	391,409
Natixis Commercial Mortgage Securities Trust(b) (c):
Series 2018-FL1, Class A, 3.15%, 06/15/35		178	177,017
Series 2019-10K, Class D, 4.27%, 05/15/39		900	961,765
Series 2019-LVL, Class D, 4.44%, 08/15/38		310	338,466
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/13/49(b)		550	552,767
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(h)		370	377,289
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, 2.87%, 05/17/29(b)(c)	GBP	260	319,379
SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class D,
1.00%, 09/15/39(b)(c)	USD	460	468,047
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 09/15/52		801	825,028
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29(b)(c)		150	151,349
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		130	137,033
Series 2015-C27, Class C, 3.89%, 02/15/48		425	429,929
Series 2015-C28, Class A4, 3.54%, 05/15/48		220	234,168
Series 2015-C30, Class A4, 3.66%, 09/15/58		390	418,786
Series 2015-C31, Class A4, 3.70%, 11/15/48		250	269,247
Series 2015-NXS1, Class A5, 3.15%, 05/15/48		89	92,901
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(c)		890	959,329
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		150	161,723
Series 2015-NXS4, Class D, 3.75%, 12/15/48(c)		181	183,862
Series 2015-P2, Class A4, 3.81%, 12/15/48		510	553,360
Series 2016-NXS5, Class D, 5.04%, 01/15/59(c)		2,717	2,898,385
Series 2017-C39, Class C, 4.12%, 09/15/50		160	169,874
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(c)		120	122,455
Series 2017-HSDB, Class A, 2.89%, 12/13/31(b)(c)		397	395,834
Series 2018-1745, Class A, 3.87%, 06/15/36(b)(c)		210	230,912
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		260	244,535
Series 2018-C45, Class C, 4.73%, 06/15/51		130	141,233
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 2.97%, 03/15/44(b)(c)		10	9,865
Series 2014-C21, Class A5, 3.68%, 08/15/47		485	515,414

			102,467,700

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.27%, 06/05/37(b)		11,000	148,610
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB, 0.78%, 02/15/50		4,185	180,143
Series 2017-BNK3, Class XD, 1.44%, 02/15/50(b)		2,000	163,540

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
BANK:
Series 2019-BN20, Class XA, 0.84%, 09/15/61	USD	2,480	$170,828
Series 2019-BN20, Class XB, 0.36%, 09/15/61		8,371	282,180
Barclays Commercial Mortgage Trust, Series 2019-C3, Class XA, 1.51%, 05/15/52		4,369	460,710
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		7,280	433,670
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		65,905	1,963,257
Benchmark Mortgage Trust: Series 2019-B13, Class XA, 1.00%, 08/15/57		14,595	1,256,844
Series 2019-B9, Class XA, 1.21%, 03/15/52		4,953	403,884
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58		2,030	90,761
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.19%, 03/10/46		17,946	470,625
Series 2015-3BP,Class XA, 0.17%, 02/10/35(b)		40,878	208,887
Series 2018-COR3, Class XD, 1.75%, 05/10/51(b)		770	97,370
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 02/10/34(b)		5,876	87,175
CSAIL Commercial Mortgage Trust:
Series 2017-CX10, Class XB, 0.22%, 11/15/50		3,170	52,516
Series 2019-C16, Class XA, 1.73%, 06/15/52		11,145	1,366,837
Series 2019-C17, Class XA, 1.37%, 09/15/52		10,230	1,076,852
Series 2019-C17, Class XB, 0.56%, 09/15/52		4,040	201,297
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 04/10/37(b)		5,975	165,089
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50		3,040	184,558
GS Mortgage Securities Corp. II, Series 2013- KING, Class XA, 0.84%, 12/10/27(b)		28,834	565
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 1.01%, 09/15/47		1,015	34,837
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	83,305
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.65%, 04/15/46		4,040	73,463
Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		4,330	193,161
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class XA, 1.56%, 11/15/49		965	70,924
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.36%, 06/15/50(b)		3,030	439,926
Series 2018-H4, Class XA, 1.04%, 12/15/51		3,202	209,339
Series 2019-H6, Class XB, 0.87%, 06/15/52		5,210	327,772
Series 2019-L2, Class XA, 1.20%, 03/15/52		2,056	167,871
Olympic Tower Mortgage Trust, Series 2017- OT,Class XA, 0.51%, 05/10/39(b)		10,700	302,489

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32	USD	17,050		$58,652
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(h)		3,410		36
UBS Commercial Mortgage Trust:
Series 2018-C14, Class XA, 1.18%, 12/15/51		1,214		90,485
Series 2019-C17, Class XA, 1.00%, 09/15/52		6,868		794,202
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.40%, 08/15/49(b)		1,180		84,382
Series 2018-C44, Class XA, 0.92%, 05/15/51		5,548		290,608
Series 2019-C50, Class XA, 1.63%, 05/15/52		4,929		531,358

				13,219,008

Total Non-Agency Mortgage-Backed Securities — 3.8% (Cost: $123,363,358)				127,899,018

		Beneficial Interest (000)

Other Interests — 0.0%(i)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(h)(j)(k)		16,030		—

Total Other Interests — 0.0%				—

		Par (000)

Capital Trusts — 0.4%

Banks — 0.1%
JPMorgan Chase & Co., Series FF, 5.00%(d)(l)		2,290		2,341,227

Capital Markets — 0.2%(d)(l)
Bank of New York Mellon Corp. (The), Series F, 4.62%		2,494		2,548,768
State Street Corp.:
Series F, 5.25%		1,110		1,129,425
Series H, 5.63%		2,280		2,359,185

				6,037,378

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(d)		4,000		4,120,000

Total Capital Trusts — 0.4% (Cost: $12,249,128)				12,498,605

U.S. Government Sponsored Agency Securities — 47.0%

Agency Obligations — 0.1%
Federal National Mortgage Association, 6.63%, 11/15/30		1,500		2,196,697

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp.:
Series 1591, Class PK, 6.35%, 10/15/23		258		274,160
Series 2996, Class MK, 5.50%, 06/15/35		7		8,184
Federal National Mortgage Association:
Series 2005-29, Class AT, 4.50%, 04/25/35		—	(m)	477
Series 2005-29, Class WB, 4.75%, 04/25/35		100		103,866
Series 2005-48, Class AR, 5.50%, 02/25/35		10		10,161
Series 2005-62, Class CQ, 4.75%, 07/25/35		51		51,928

				448,776

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 0.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28	USD	1,288	$1,452,746
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(l):
Series KL4F, Class A2AS, 3.68%, 10/25/25		382	409,719
Series KW06, Class A2, 3.80%, 06/25/28		240	269,389
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2016-K54, Class B, 4.19%, 04/25/48(b)(l)		300	319,347
Series 2017-K64, Class B, 4.12%, 05/25/50(b)(l)		664	715,974
Series 2018-K77, Class B, 4.30%, 05/25/51(b)(l)		180	195,050
Series 2018-K80, Class B, (LIBOR USD 1 Month +0.00%), 4.37%, 08/25/50(a)(b)		340	370,084
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(l)		563	592,016
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(l)		339	365,197
Federal National Mortgage Association ACES Variable Rate Notes, Series 2006-M2, Class A2A, 5.27%, 10/25/32(l)		6,475	7,366,740
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		244	240,984
Series 2016-158, Class VA, 2.00%, 03/16/35		157	151,348

			12,448,594

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KW03, Class X1, 0.98%, 06/25/27(l)		2,106	105,493
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.16%, 01/25/22(l)		4,374	100,150
Government National Mortgage Association Variable Rate Notes:
Series 2012-23, 0.56%, 06/16/53(l)		1,020	23,552
Series 2013-30, 0.79%, 09/16/53(l)		2,977	115,884
Series 2013-63, 0.79%, 09/16/51(l)		4,311	218,636
Series 2013-78, 0.76%, 10/16/54(l)		3,142	124,529
Series 2013-191, 0.73%, 11/16/53(l)		832	26,669
Series 2015-22, 0.70%, 03/16/55(l)		2,551	110,863
Series 2015-37, 0.76%, 10/16/56(l)		567	31,287
Series 2015-48, 0.69%, 02/16/50(l)		1,423	61,296
Series 2016-13, 0.87%, 04/16/57(l)		3,075	187,709
Series 2016-26, 0.96%, 02/16/58(l)		7,985	549,762
Series 2016-67, 1.17%, 07/16/57(l)		1,171	90,390
Series 2016-87, 1.00%, 08/16/58(l)		6,952	468,281
Series 2016-92, 1.01%, 04/16/58(l)		1,953	137,403
Series 2016-96, 0.98%, 12/16/57(l)		3,951	287,333
Series 2016-97, 1.04%, 07/16/56(l)		2,351	173,423
Series 2016-110, 1.03%, 05/16/58(l)		4,501	334,667
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(a)		1,985	178,473
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(a)		513	37,322
Series 2016-128, 0.95%, 09/16/56(l)		3,228	236,414
Series 2016-152, 0.91%, 08/15/58(l)		2,853	205,309
Series 2016-162, 1.00%, 09/16/58(l)		5,459	431,896
Series 2016-165, 0.97%, 12/16/57(l)		1,586	123,564
Series 2016-175, 0.92%, 09/16/58(l)		2,608	186,320

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2018-106, 0.49%, 04/16/60(l)	USD	2,536		$144,032

				4,690,657

Mortgage-Backed Securities — 46.4%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		7,364		7,461,279
3.00%, 09/01/27 - 04/01/47		18,196		18,747,207
3.50%, 11/01/41 - 01/01/48		48,226		50,856,718
4.00%, 08/01/40 - 08/01/47		17,164		18,332,526
4.50%, 02/01/39 - 04/01/49		36,973		39,943,620
5.00%, 07/01/35 - 11/01/41		3,963		4,370,706
5.50%, 05/01/36 - 06/01/41		2,628		2,964,769
6.00%, 11/01/28 - 12/01/32		5		6,211
8.00%, 11/01/22		—	(m)	251
Federal National Mortgage Association:
4.00%, 01/01/41		301		319,728
7.00%, 06/01/32		12		14,051
Government National Mortgage Association:
3.00%, 12/20/44 - 12/20/46		40,431		41,707,663
3.00%, 10/15/49 - 11/15/49(n)		48,928		50,176,327
3.50%, 01/15/42 - 04/20/48		15,813		16,697,716
3.50%, 10/15/49(n)		78,550		81,374,905
4.00%, 04/20/39 - 06/20/47		7,907		8,374,648
4.00%, 10/15/49 - 11/15/49(n)		70,595		73,392,320
4.50%, 12/20/39 - 09/20/48		16,248		17,395,697
4.50%, 10/15/49 - 11/15/49(n)		31,537		32,938,423
5.00%, 12/15/38 - 07/20/41		5,333		5,913,932
5.00%, 10/15/49 - 11/15/49(n)		11,126		11,723,806
5.50%, 03/15/32 - 11/15/33		5		5,696
5.50%, 10/15/49(n)		4,400		4,697,516
6.00%, 12/15/36		47		51,469
7.50%, 11/15/29		—	(m)	373
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		4,162		4,128,636
2.50%, 09/01/27 - 02/01/33		19,738		19,989,415
2.50%, 10/25/34 - 10/25/49(n)		13,278		13,302,677
3.00%, 04/01/28 - 11/01/48		86,332		88,980,413
3.00%, 10/25/34 - 10/25/49(n)		52,778		53,651,982
3.50%, 08/01/27 - 01/01/48		95,731		100,838,610
3.50%, 10/25/49 - 11/25/49(n)		221,841		227,563,704
4.00%, 08/01/33 - 08/01/48		88,132		94,316,500
4.00%, 10/25/49 - 11/25/49(n)		223,317		231,792,682
4.50%, 02/01/25 - 05/01/49		84,892		92,285,928
4.50%, 10/25/34 - 11/25/49(n)		104,337		109,878,964
5.00%, 11/01/32 - 06/01/45		5,160		5,668,886
5.00%, 10/25/49(n)		6,680		7,154,384
5.50%, 10/01/21 - 04/01/41		6,034		6,792,466
6.00%, 01/01/21 - 06/01/41		8,645		9,934,298
6.50%, 05/01/40		1,801		2,074,516

				1,555,821,618

Total U.S. Government Sponsored Agency Securities — 47.0% (Cost: $1,556,531,573)				1,575,606,342

U.S. Treasury Obligations —18.2%
U.S. Treasury Bonds:
4.25%, 05/15/39		2,372		3,267,059
4.50%, 08/15/39		2,372		3,373,521
4.38%, 11/15/39		2,372		3,327,379
3.13%, 02/15/43		9,130		10,889,308
2.88%, 05/15/43 - 11/15/46		17,921		20,639,908
3.63%, 08/15/43		9,130		11,775,203
3.75%, 11/15/43		9,130		12,009,160
3.00%, 02/15/48		8,791		10,437,596
2.25%, 08/15/49		12,425		12,778,821

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Inflation Linked Notes, 0.50%, 04/15/24	USD	138,187	$139,840,806
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25		57,100	57,599,443
2.50%, 12/31/20		26,357	26,583,505
1.13%, 07/31/21		39,534	39,140,204
1.75%, 07/31/21 - 07/31/24		88,682	89,139,516
1.50%, 01/31/22 - 08/15/26		60,622	60,324,221
2.13%, 12/31/22 - 05/15/25		54,467	55,761,648
2.75%, 05/31/23		17,573	18,303,378
2.25%, 08/15/27		17,573	18,371,336
2.88%, 08/15/28		5,269	5,793,430
3.13%, 11/15/28		5,269	5,915,276
1.63%, 08/15/29		5,281	5,256,658

Total U.S. Treasury Obligations — 18.2% (Cost: $592,851,797)			610,527,376

Total Long-Term Investments — 122.9% (Cost: $4,004,236,848)			4,115,149,454

		Shares

Short-Term Securities — 1.4%(o)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%*		45,790,217	45,790,217
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.77%		148,336	148,336

Total Short-Term Securities — 1.4% (Cost: $45,938,553)			45,938,553

Total Options Purchased — 0.0% (Cost: $595,879)			539,360

Total Investments Before TBA Sale Commitments — 124.3% (Cost: $4,050,771,280)			4,161,627,367

		Par (000)

TBA Sale Commitments — (9.2)%(n)

Mortgage-Backed Securities — (9.2)%
Government National Mortgage Association:
3.00%, 10/15/49		10,574	(10,849,815)
3.50%, 10/15/49		4,152	(4,301,294)
4.00%, 10/15/49		22,601	(23,503,716)
4.50%, 10/15/49		19,764	(20,782,488)
5.00%, 10/15/49		5,563	(5,865,053)
Uniform Mortgage-Backed Securities:
2.50%, 10/25/34 - 11/25/34		15,572	(15,702,853)
3.50%, 10/25/34 - 10/25/49		69,837	(71,645,151)
4.00%, 10/25/34 - 10/25/49		69,995	(72,637,875)
4.50%, 10/25/34 - 10/25/49		33,133	(34,828,440)
3.00%, 10/25/49		33,917	(34,425,273)
5.50%, 10/25/49		5,112	(5,533,540)
6.00%, 10/25/49		6,269	(6,936,061)

Total TBA Sale Commitments — (9.2)% (Proceeds: $306,733,181)			(307,011,559)

Total Investments Net of TBA Sale Commitments — 115.1% (Cost: $3,744,038,099)			3,854,615,808

Liabilities in Excess of Other Assets — (15.1)%			(504,784,237)

Net Assets — 100.0%			$3,349,831,571

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Perpetual security with no stated maturity date.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Zero-coupon bond.
(g)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Non-income producing security.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Amount is less than 500.
(n)	Represents or includes a TBA transaction.
(o)	Annualized 7-day yield as of period end.
*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,150,807	31,639,410	45,790,217	$45,790,217	$698,532	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	79	12/06/19	$12,558	$55,242
U.S. Treasury 10 Year Ultra Note	457	12/19/19	65,080	210,158
U.S. Treasury Ultra Bond	766	12/19/19	147,000	(2,511,900)
U.S. Treasury 2 Year Note	502	12/31/19	108,181	200,219
U.S. Treasury 5 Year Note	318	12/31/19	37,889	140,258

				(1,906,023)

Short Contracts
Euro-Bobl	289	12/06/19	42,729	200,645
Euro-Bund	148	12/06/19	28,109	18,162
Euro-Buxl	83	12/06/19	19,676	286,681
Euro-Schatz	11	12/06/19	1,347	(69)
U.S. Treasury 10 Year Note	1,137	12/19/19	148,165	(106,860)
U.S. Treasury Long Bond	97	12/19/19	15,744	101,009

				499,568

				$(1,406,455)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	762,038	EUR	525,000	Deutsche Bank AG	10/01/19	$2,964
BRL	22,169,296	EUR	4,834,000	BNP Paribas SA	10/02/19	66,816
BRL	2,418,484	USD	580,000	Citibank NA	10/02/19	2,073
USD	57,833,003	EUR	52,331,000	Barclays Bank plc	10/03/19	790,494
USD	4,813,328	EUR	4,344,000	BNP Paribas SA	10/03/19	78,225
USD	2,847,612	EUR	2,579,000	Citibank NA	10/03/19	36,417
USD	4,993,722	EUR	4,509,000	Commonwealth Bank of Australia	10/03/19	78,764
USD	46,601,069	EUR	42,151,000	Goldman Sachs International	10/03/19	655,095
USD	18,492,871	EUR	16,779,000	State Street Bank and Trust Co.	10/03/19	203,210
INR	16,592,200	USD	230,000	BNP Paribas SA	10/07/19	4,324
USD	285,000	KRW	339,645,273	UBS AG	10/10/19	1,655
USD	415,666	COP	1,429,892,200	Citibank NA	10/23/19	5,189
USD	1,172,129	COP	4,020,043,850	Credit Suisse International	10/23/19	18,099
USD	959,487	COP	3,307,339,700	JPMorgan Chase Bank NA	10/23/19	10,052
USD	1,702,656	COP	5,840,486,080	Natwest Markets plc	10/23/19	26,034
ZAR	12,327,567	USD	811,104	Citibank NA	10/23/19	446
TWD	15,498,000	USD	500,000	HSBC Bank plc	10/30/19	315
USD	1,010,000	TWD	31,253,335	UBS AG	10/30/19	1,063
BRL	2,376,045	USD	570,000	Barclays Bank plc	11/04/19	453
BRL	19,293,642	USD	4,600,000	JPMorgan Chase Bank NA	11/04/19	32,117
USD	5,649,938	IDR	79,264,467,052	UBS AG	11/06/19	81,609
USD	8,587,667	MXN	168,268,461	BNP Paribas SA	11/06/19	113,716
USD	2,340,000	MXN	46,189,148	Citibank NA	11/06/19	13,928
USD	2,100,000	RUB	135,777,054	Citibank NA	11/06/19	16,174
USD	10,804,010	EUR	8,330,000	Deutsche Bank AG	12/13/19	1,673,731
CAD	4,447,126	AUD	4,862,000	Citibank NA	12/18/19	71,377
CAD	6,630	USD	5,000	Citibank NA	12/18/19	11
CHF	665,711	EUR	608,000	JPMorgan Chase Bank NA	12/18/19	4,974
EUR	5,553,000	CAD	8,052,600	JPMorgan Chase Bank NA	12/18/19	3,260
NOK	27,430,000	SEK	29,230,203	Bank of America NA	12/18/19	33,438
USD	909,000	AUD	1,325,129	BNP Paribas SA	12/18/19	12,383
USD	304,000	CHF	300,365	BNP Paribas SA	12/18/19	931
USD	3,386,516	EUR	3,039,000	JPMorgan Chase Bank NA	12/18/19	53,956
USD	292,000	EUR	264,814	Natwest Markets plc	12/18/19	1,606
USD	1,000	GBP	798	BNP Paribas SA	12/18/19	15

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	905,000	GBP	728,826	JPMorgan Chase Bank NA	12/18/19	$5,957
USD	4,895,000	JPY	526,095,020	BNP Paribas SA	12/18/19	1,086
USD	1,067,000	JPY	114,701,315	Citibank NA	12/18/19	9
USD	665,000	JPY	71,471,540	Royal Bank of Canada	12/18/19	148
USD	9,000	NOK	81,333	Bank of America NA	12/18/19	49
USD	2,710,520	NZD	4,255,000	BNP Paribas SA	12/18/19	41,273
USD	3,063,157	NZD	4,862,000	Citibank NA	12/18/19	13,127
USD	10,873,982	EUR	8,330,000	Deutsche Bank AG	02/25/20	1,693,386
JPY	1,109,230,000	USD	10,278,262	JPMorgan Chase Bank NA	03/16/20	102,617
USD	11,072,370	JPY	1,109,230,000	HSBC Bank plc	03/16/20	691,491

						6,644,057

CAD	8,016,186	EUR	5,553,000	JPMorgan Chase Bank NA	10/01/19	(1,856)
EUR	6,078,000	CAD	8,797,905	Deutsche Bank AG	10/01/19	(15,964)
BRL	5,201,015	USD	1,260,000	BNP Paribas SA	10/02/19	(8,236)
BRL	11,254,452	USD	2,760,000	Citibank NA	10/02/19	(51,315)
EUR	4,862,000	BRL	22,320,268	BNP Paribas SA	10/02/19	(72,633)
USD	4,600,000	BRL	19,256,980	JPMorgan Chase Bank NA	10/02/19	(34,708)
USD	230,000	INR	16,525,500	HSBC Bank plc	10/07/19	(3,382)
ARS	9,367,000	USD	190,000	JPMorgan Chase Bank NA	10/15/19	(43,084)
USD	75,000	ARS	5,175,000	BNP Paribas SA	10/15/19	(6,167)
USD	225,000	ARS	15,600,000	Goldman Sachs International	10/15/19	(19,678)
COP	1,398,510,000	USD	410,000	Barclays Bank plc	10/23/19	(8,531)
USD	797,451	ZAR	12,327,567	HSBC Bank plc	10/23/19	(14,099)
USD	500,000	TWD	15,625,000	BNP Paribas SA	10/30/19	(4,415)
USD	510,000	BRL	2,125,032	BNP Paribas SA	11/04/19	(189)
IDR	17,620,400,000	USD	1,240,000	BNP Paribas SA	11/06/19	(2,167)
IDR	23,808,960,000	USD	1,680,000	Citibank NA	11/06/19	(7,421)
MXN	45,850,428	USD	2,340,000	BNP Paribas SA	11/06/19	(30,986)
RUB	177,231,145	USD	2,760,000	Goldman Sachs International	11/06/19	(39,961)
USD	2,220,783	IDR	31,939,306,316	Bank of America NA	11/06/19	(22,953)
USD	625,435	IDR	9,012,516,480	BNP Paribas SA	11/06/19	(7,694)
USD	1,730,737	IDR	25,119,764,686	Citibank NA	11/06/19	(33,926)
USD	1,240,000	IDR	18,321,000,000	JPMorgan Chase Bank NA	11/06/19	(47,050)
USD	1,240,000	MXN	24,755,112	Citibank NA	11/06/19	(6,660)
USD	4,490,975	RUB	295,490,000	Citibank NA	11/06/19	(44,032)
USD	3,901,478	RUB	257,734,690	Morgan Stanley &Co. International plc	11/06/19	(54,083)
ARS	9,762,750	USD	190,000	HSBC Bank plc	11/13/19	(44,344)
EUR	8,330,000	USD	10,191,922	JPMorgan Chase Bank NA	12/13/19	(1,061,642)
AUD	4,862,000	CAD	4,425,222	Citibank NA	12/18/19	(54,822)
AUD	6,078,000	NZD	6,568,831	JPMorgan Chase Bank NA	12/18/19	(8,225)
AUD	262,951	USD	178,000	JPMorgan Chase Bank NA	12/18/19	(81)
BRL	19,904,625	USD	4,875,000	UBS AG	12/18/19	(107,133)
CHF	289,747	USD	295,000	JPMorgan Chase Bank NA	12/18/19	(2,644)
EUR	608,000	CHF	663,602	Citibank NA	12/18/19	(2,845)
EUR	1,823,000	USD	2,019,683	Bank of America NA	12/18/19	(20,586)
EUR	503,969	USD	561,000	BNP Paribas SA	12/18/19	(8,349)
EUR	1,214,000	USD	1,348,662	HSBC Bank plc	12/18/19	(17,392)
EUR	1,825,000	USD	2,022,662	JPMorgan Chase Bank NA	12/18/19	(21,371)
EUR	1,214,000	USD	1,347,858	Standard Chartered Bank	12/18/19	(16,588)
JPY	712,141,197	USD	6,627,000	Citibank NA	12/18/19	(2,421)
JPY	51,095,763	USD	477,000	UBS AG	12/18/19	(1,690)
NOK	8,121,338	USD	911,000	BNP Paribas SA	12/18/19	(17,191)
NZD	1,435,928	USD	911,000	BNP Paribas SA	12/18/19	(10,214)
NZD	4,255,000	USD	2,706,184	Deutsche Bank AG	12/18/19	(36,937)
NZD	4,862,000	USD	3,056,444	JPMorgan Chase Bank NA	12/18/19	(6,414)
SEK	29,409,952	NOK	27,430,000	JPMorgan Chase Bank NA	12/18/19	(15,079)
SEK	6,298,472	USD	653,000	BNP Paribas SA	12/18/19	(9,707)
SEK	2,440,082	USD	252,000	Natwest Markets plc	12/18/19	(2,783)
USD	4,875,000	BRL	20,411,479	JPMorgan Chase Bank NA	12/18/19	(14,277)
USD	911,000	CAD	1,206,988	BNP Paribas SA	12/18/19	(1,240)
USD	910,000	JPY	97,885,769	BNP Paribas SA	12/18/19	(567)
ZAR	56,292,000	JPY	407,056,900	BNP Paribas SA	12/18/19	(107,260)

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	3,880,000	JPY	28,013,864	JPMorgan Chase Bank NA	12/18/19	$(6,993)
EUR	8,330,000	USD	10,265,434	JPMorgan Chase Bank NA	02/25/20	(1,084,837)
EUR	9,821,000	USD	10,918,976	State Street Bank and Trust Co.	02/25/20	(95,133)

						(3,359,955)

	Net Unrealized Appreciation					$3,284,102

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Morgan Stanley & Co. International plc	10/23/19	CHF	1.13	EUR	6,078	$193

Put
USD Currency	BNP Paribas SA	12/17/19	JPY	106.00	USD	16,870	125,282
USD Currency	Royal Bank of Canada	12/17/19	JPY	106.00	USD	1,980	14,704
USD Currency	Deutsche Bank AG	12/20/19	JPY	106.00	USD	17,503	135,928

							275,914

							$276,107

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Bank of America NA	03/17/20	1.70%	USD	6,623	$167,740
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Bank of America NA	03/17/20	1.70%	USD	425	10,764

										178,504

Put
10-Year Interest Rate Swap	1.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/17/20	1.70%	USD	6,623	79,639
10-Year Interest Rate Swap	1.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/17/20	1.70%	USD	425	5,110

										84,749

										$263,253

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency		Notional Amount (000)
0.81%	At Termination	1 month HICPXT	At Termination	09/15/24	EUR	50,909	$(39,221)	$—	$(39,221)
1 month HICPXT	At Termination	0.99%	At Termination	09/15/29	EUR	50,909	76,603	—	76,603

							$37,382	$—	$37,382

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	18,206	$(367,498)	$(379,612)	$12,114
ITRAXX.EUR.Main.32.V1	1.00%	Quarterly	12/20/24	EUR	76,189	(1,960,672)	(1,921,069)	(39,603)

						$(2,328,170)	$(2,300,681)	$(27,489)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	76,196	$43,171	$—	$43,171
6.86%	Monthly	28 day MXIBTIIE	Monthly	07/24/20	(a)	07/23/21	MXN	14,879	(4,367)	—	(4,367)
6.90%	Monthly	28 day MXIBTIIE	Monthly	07/27/20	(a)	07/26/21	MXN	20,768	(6,476)	—	(6,476)
6.78%	Monthly	28 day MXIBTIIE	Monthly	08/07/20	(a)	08/06/21	MXN	65,716	(16,970)	—	(16,970)
6 month GBP LIBOR	Semi-Annual	0.75%	Semi-Annual	N/A		09/24/21	GBP	67,645	138,136	—	138,136
6 month GBP LIBOR	Semi-Annual	0.73%	Semi-Annual	N/A		09/26/21	GBP	67,355	102,766	—	102,766
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/18/22	MXN	16,156	(14,199)	—	(14,199)
7.23%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/19/22	MXN	8,078	(7,107)	—	(7,107)
7.22%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/20/22	MXN	3,107	(2,700)	—	(2,700)
7.21%	Monthly	28 day MXIBTIIE	Monthly	N/A		07/25/22	MXN	4,349	(3,771)	—	(3,771)
7.20%	Monthly	28 day MXIBTIIE	Monthly	N/A		08/03/22	MXN	29,591	(24,867)	—	(24,867)
28 day MXIBTIIE	Monthly	7.00%	Monthly	N/A		08/11/22	MXN	37,133	21,785	—	21,785
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	19,509	(15,559)	—	(15,559)
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	14,801	(11,910)	—	(11,910)
28 day MXIBTIIE	Monthly	8.39%	Monthly	N/A		01/18/24	MXN	36,980	133,201	—	133,201
28 day MXIBTIIE	Monthly	8.13%	Monthly	N/A		02/02/24	MXN	19,406	60,302	—	60,302
28 day MXIBTIIE	Monthly	8.14%	Monthly	N/A		02/05/24	MXN	13,946	43,698	—	43,698
28 day MXIBTIIE	Monthly	6.73%	Monthly	N/A		08/09/24	MXN	12,536	4,823	—	4,823
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	27,583	7,244	—	7,244
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	23,733	8,537	—	8,537
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	14,506	(9,567)	—	(9,567)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	485	16,985	—	16,985
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	367	(15,916)	—	(15,916)
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	844	(78,199)	—	(78,199)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/24/28	USD	1,870	(216,516)	—	(216,516)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	1,035	(150,402)	—	(150,402)

									$2,122	$—	$2,122

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	1,491	$(7,782)	$2,427	$(10,209)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	1,491	(9,529)	4,333	(13,862)
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/24	USD	1,742	(6,026)	(6,609)	583
Republic of Colombia	1.00%	Quarterly	Morgan Stanley &Co. International plc	12/20/24	USD	970	(3,355)	(3,861)	506

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	12/20/24	USD	1,923	$84,837	$77,586	$7,251
State of Qatar	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	454	(10,608)	(11,790)	1,182
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	470	3,609	2,980	629
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	2,060	15,820	13,063	2,757
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	817	6,274	6,445	(171)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/24	USD	3,513	26,981	27,717	(736)
CMBX.NA.9.AAA-	0.50%	Monthly	Credit Suisse International	09/17/58	USD	1,280	(16,414)	14,851	(31,265)
CMBX.NA.9.AAA-	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	1,030	(13,208)	12,109	(25,317)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	860	(11,028)	9,977	(21,005)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	720	(9,233)	8,350	(17,583)
CMBX.NA.9.AAA-	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,570	(20,132)	19,634	(39,766)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets,Inc.	09/17/58	USD	440	11,908	15,136	(3,228)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	288	7,794	16,194	(8,400)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	1,824	(15,745)	(1,379)	(14,366)
CMBX.NA.6.AAA-	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	781	(6,740)	(115)	(6,625)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	270	22,735	25,208	(2,473)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	10	842	601	241

							$51,000	$232,857	$(181,857)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	1,491	$7,782	$(2,727)	$10,509
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	1,491	9,529	(3,864)	13,393
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	5	(17)	(476)	459
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	NR	USD	12	(43)	(1,205)	1,162
CMBX.NA.3.AM	0.50%	Monthly	JPMorgan Chase Bank NA	12/13/49	NR	USD	60	(217)	(5,707)	5,490
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	723	(19,567)	(84,772)	65,205
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	352	(9,526)	(36,597)	27,071
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	207	(5,602)	(24,694)	19,092
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	72	(1,948)	(3,539)	1,591
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	4,050	15,664	(170,157)	185,821
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	2,020	7,812	(86,323)	94,135
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	35	(1,146)	(2,931)	1,785
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB-	USD	280	(23,577)	(21,625)	(1,952)

								$(20,856)	$(444,617)	$423,761

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	8,580	$(297,823)	$—	$(297,823)
1 day BZDIOVER	At Termination	6.35%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	23,630	66,121	—	66,121
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	6,925	144,378	—	144,378
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	7,400	14,225	—	14,225
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	6,011	(2,443)	—	(2,443)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	3,006	(1,913)	—	(1,913)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	7,228	(4,677)	—	(4,677)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	5,336	—	5,336
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	08/11/25	MXN	7,575	5,335	—	5,335
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	28,117	20,005	—	20,005
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	901	(790)	—	(790)

								$(52,246)	$—	$(52,246)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 month HICPXT	Harmonized Index Of Consumer Prices Excluding Tobacco	0.19%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.00%
3 month LIBOR	London Interbank Offered Rate	2.09%
6 month GBP LIBOR	London Interbank Offered Rate	0.83%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(2,300,681)	$669,365	$(657,350)
OTC Swaps	256,611	(468,371)	694,262	(504,604)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,212,374	$—	$1,212,374
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,644,057	—	—	6,644,057
Options purchased
Investments at value — unaffiliated(b)	—	—	—	276,107	263,253	—	539,360
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	12,114	—	—	580,648	76,603	669,365
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	695,473	—	—	255,400	—	950,873

	$—	$707,587	$—	$6,920,164	$2,311,675	$76,603	$10,016,029

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	2,618,829	—	2,618,829
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,359,955	—	—	3,359,955
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	39,603	—	—	578,526	39,221	657,350
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	665,329	—	—	307,646	—	972,975

	$—	$704,932	$—	$3,359,955	$3,505,001	$39,221	$7,609,109

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$10,068,040	$—	$10,068,040
Forward foreign currency exchange contracts	—	—	—	(1,729,114)	—	—	(1,729,114)
Options purchased(a)	—	—	—	(541,444)	(1,884,240)	—	(2,425,684)
Options written	—	—	—	—	987,030	—	987,030
Swaps	—	(21,377)	—	9,997	517,438	(1,458,979)	(952,921)

	$—	$(21,377)	$—	$(2,260,561)	$9,688,268	$(1,458,979)	$5,947,351

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	4,605,290	—	4,605,290
Forward foreign currency exchange contracts	—	—	—	(52,595)	—	—	(52,595)
Options purchased(b)	—	—	—	62,121	756,440	—	818,561
Options written	—	—	—	—	(57,715)	—	(57,715)
Swaps	—	(204,034)	—	—	(85,294)	19,999	(269,329)

	$—	$(204,034)	$—	$9,526	$5,218,721	$19,999	$5,044,212

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$612,894,012
Average notional value of contracts — short	328,070,158
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	179,054,423
Average amounts sold — in USD	82,756,755
Options:
Average value of option contracts purchased	215,047
Average value of option contracts written	—	(a)
Average notional value of swaption contracts purchased	35,953,500
Average notional value of swaption contracts written	57,810,000
Credit default swaps:
Average notional value — buy protection	83,916,332
Average notional value — sell protection	16,372,254
Interest rate swaps:
Average notional value — pays fixed rate	287,474,081
Average notional value — receives fixed rate	302,626,486
Currency swaps:
Average notional value — pays fixed rate	54,779
Average notional value — receives fixed rate	54,152
Inflation swaps:
Average notional value — pays fixed rate	46,578,277
Average notional value — receives fixed rate	44,640,044

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$227,028	$60,339
Forward foreign currency exchange contracts	6,644,057	3,359,955
Options(a)	539,360	—
Swaps — Centrally cleared	21,557	—
Swaps — OTC(b)	950,873	972,975

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,382,875	$4,393,269
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(248,585)	(60,339)

Total derivative assets and liabilities subject to an MNA	$8,134,290	$4,332,930

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America NA	$336,478	$(63,361)	$—	$—	$273,117
Barclays Bank plc	790,947	(8,531)	—	—	782,416
BNP Paribas SA	444,051	(287,015)	—	—	157,036
Citibank NA	212,925	(212,925)	—	—	—
Citigroup Global Markets, Inc.	15,136	(3,228)	—	—	11,908
Commonwealth Bank of Australia	78,764	—	—	—	78,764
Credit Suisse International	33,409	(33,409)	—	—	—
Deutsche Bank AG	3,910,355	(776,375)	—	—	3,133,980
Goldman Sachs International	741,094	(60,844)	—	—	680,250
HSBC Bank plc	691,806	(79,217)	—	—	612,589
JPMorgan Chase Bank NA	445,924	(445,924)	—	—	—
JPMorgan Securities LLC	27,835	(5,404)	—	—	22,431
Morgan Stanley & Co. International plc	75,537	(75,537)	—	—	—
Natwest Markets plc	27,640	(2,783)	—	—	24,857
Royal Bank of Canada	14,852	—	—	—	14,852
State Street Bank and Trust Co.	203,210	(95,133)	—	—	108,077
UBS AG	84,327	(84,327)	—	—	—

	$8,134,290	$(2,234,013)	$—	$—	$5,900,277

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America NA	$63,361	$(63,361)	$—	$—	$—
Barclays Bank plc	8,531	(8,531)	—	—	—
BNP Paribas SA	287,015	(287,015)	—	—	—
Citibank NA	217,548	(212,925)	—	—	4,623
Citigroup Global Markets, Inc.	3,228	(3,228)	—	—	—
Credit Suisse International	55,318	(33,409)	—	—	21,909
Deutsche Bank AG	776,375	(776,375)	—	—	—
Goldman Sachs International	60,844	(60,844)	—	—	—
HSBC Bank plc	79,217	(79,217)	—	—	—
JPMorgan Chase Bank NA	2,379,831	(445,924)	—	(240,000)	1,693,907
JPMorgan Securities LLC	5,404	(5,404)	—	—	—
Morgan Stanley & Co. International plc	172,931	(75,537)	—	(97,394)	—
Natwest Markets plc	2,783	(2,783)	—	—	—
Standard Chartered Bank	16,588	—	—	—	16,588
State Street Bank and Trust Co.	95,133	(95,133)	—	—	—
UBS AG	108,823	(84,327)	—	—	24,496

	$4,332,930	$(2,234,013)	$—	$(337,394)	$1,761,523

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$229,973,311	$—	$229,973,311
Corporate Bonds(a)	—	1,323,089,669	—	1,323,089,669
Foreign Agency Obligations(a)	—	22,250,598	—	22,250,598
Foreign Government Obligations(a)	—	83,678,561	—	83,678,561
Municipal Bonds	—	129,625,974	—	129,625,974
Non-Agency Mortgage-Backed Securities	—	127,521,693	377,325	127,899,018
Capital Trusts(a)	—	12,498,605	—	12,498,605
U.S. Government Sponsored Agency Securities	—	1,575,606,342	—	1,575,606,342
U.S. Treasury Obligations	—	610,527,376	—	610,527,376
Short-Term Securities	45,938,553	—	—	45,938,553
Options Purchased:
Foreign currency exchange contracts	—	276,107	—	276,107
Interest rate contracts	—	263,253	—	263,253
Liabilities:
Investments:
TBA Sale Commitments	—	(307,011,559)	—	(307,011,559)

	$45,938,553	$3,808,299,930	$377,325	$3,854,615,808

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$450,976	$—	$450,976
Foreign currency exchange contracts	—	6,644,057	—	6,644,057
Interest rate contracts	1,212,374	836,048	—	2,048,422
Other contracts	—	76,603	—	76,603
Liabilities:
Credit contracts	—	(236,561)	—	(236,561)
Foreign currency exchange contracts	—	(3,359,955)	—	(3,359,955)
Interest rate contracts	(2,618,829)	(886,172)	—	(3,505,001)
Other contracts	—	(39,221)	—	(39,221)

	$(1,406,455)	$3,485,775	$—	$2,079,320

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Core Bond Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening balance, as of September 30, 2018	$2,458,305	$27,000,000	$1,822,934	$341,030	$31,622,269
Transfers into level 3	—	—	—	—	—
Transfers out of level 3	(2,458,305)	—	(1,225,838)	(341,030)	(4,025,173)
Accrued discounts/premiums	—	—	(9)	—	(9)
Net realized loss	—	—	(68)	—	(68)
Net change in unrealized appreciation(a)(b)	—	—	4,347	—	4,347
Purchases	—	—	152,961	—	152,961
Sales	—	(27,000,000)	(377,002)	—	(27,377,002)

Closing balance, as of September 30, 2019	$—	$—	$377,325	$—	$377,325

Net change in unrealized appreciation on investments still held at September 30, 2019(b)	$—	$—	$5,010	$—	$5,010

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	51

Consolidated Schedule of Investments September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 1.0%
AIMCO CLO, Series 2017-AA, Class C, (LIBOR USD 3 Month + 2.45%), 4.73%, 07/20/29(a)(b)	USD	750	$745,973
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.43%, 10/21/28(a)(b)		1,830	1,814,361
Allegro CLO VIII Ltd., Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.15%), 4.45%, 07/15/31(a)(b)		250	243,744
ALM VI Ltd., Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/26(a)(b)		4,630	4,571,061
ALM VII R Ltd., Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.00%, 10/15/28(a)(b)		1,000	996,999
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/15/27(a)(b)		1,500	1,472,573
ALM VIII Ltd., Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.25%, 10/15/28(a)(b)		2,750	2,731,387
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/27		1,000	986,658
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.00%, 07/15/27		7,000	6,910,588
AMMC CLO 16 Ltd., Series 2015-16A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.85%, 04/14/29(a)(b)		2,500	2,482,452
AMMC CLO 19 Ltd.(a)(b):
Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.10%, 10/15/28		838	839,443
Series 2016-19A, Class D, (LIBOR USD 3 Month + 3.75%), 6.05%, 10/15/28		1,000	992,807
AMMC CLO 22 Ltd., Series 2018-22A, Class D, (LIBOR USD 3 Month + 2.70%), 4.98%, 04/25/31(a)(b)		510	476,437
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.86%, 01/28/31(a)(b)		5,250	4,920,474
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.70%, 07/15/30		2,300	2,287,870
Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 5.85%, 07/15/30		3,250	3,194,962
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.26%, 07/28/28(a)(b)		1,500	1,482,843
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	1,561	1,676,975
Apidos CLO XV(a)(b):
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.13%, 04/20/31	USD	1,000	968,161
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 4.98%, 04/20/31		1,000	928,393

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.27%, 07/16/31(a)(b)	USD	1,000	$973,306
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.25%, 01/15/27(a)(b)		2,000	1,975,018
Apidos CLO XXIX, Series 2018-29A, Class C, (LIBOR USD 3 Month + 2.75%), 5.03%, 07/25/30(a)(b)		1,500	1,403,943
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	884	891,709
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)		917	975,370
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		700	766,324
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (LIBOR USD 3 Month + 3.45%), 5.75%, 10/15/29(a)(b)	USD	1,000	981,682
Ares XLIX CLO Ltd.(a)(b):
Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 3.93%, 07/22/30		500	495,164
Series 2018-49A, Class E, (LIBOR USD 3 Month + 5.70%), 7.98%, 07/22/30		500	464,875
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(a)(b)		2,000	1,718,430
Ares XLVIII CLO, Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.08%, 07/20/30(a)(b)		1,250	1,201,991
Ares XXXIIR CLO Ltd., Series 2014- 32RA, Class B, (LIBOR USD 3 Month + 1.80%), 3.96%, 05/15/30(a)(b)		1,500	1,437,341
Ares XXXVR CLO Ltd., Series 2015- 35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/30(a)(b)		1,000	968,905
Assurant CLO I Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.46%), 8.74%, 10/20/29(a)(b)		350	342,912
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.13%, 04/20/30(a)(b)		1,000	992,657
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 3.80%, 01/15/31(a)(b)		1,800	1,760,482
Atrium IX, Series 9A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.74%, 05/28/30(a)(b)		500	491,502
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(b)(c)		11,500	1,123,113
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 4.27%, 08/23/30(a)(b)		3,210	3,125,560
Atrium XV, Series 15A, Class C, (LIBOR USD 3 Month + 2.20%), 4.46%, 01/23/31(a)(b)		1,250	1,231,558
Avery Point IV CLO Ltd., Series 2014- 1A, Class CR, (LIBOR USD 3 Month + 2.35%), 4.63%, 04/25/26(a)(b)		1,000	999,579

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Avoca Capital CLO X Ltd., Series 10X, Class ER, (EURIBOR 3 Month + 6.05%), 6.05%, 01/15/30(a)	EUR	800	$871,012
Avoca CLO DAC, Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31(a)		700	713,435
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)		620	603,803
Avoca CLO XVII DAC, Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		1,279	1,387,766
Barings Euro CLO BV, Series 2018-3X, Class E, (EURIBOR 3 Month + 5.79%), 5.79%, 07/27/31(a)		1,200	1,243,032
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 5.75%, 10/18/29(a)(b)	USD	3,250	3,215,847
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30(a)(b)		2,000	1,949,232
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	400	405,743
BlueMountain CLO Ltd., Series 2015- 1A, Class C, (LIBOR USD 3 Month + 3.75%), 6.05%, 04/13/27(a)(b)	USD	1,250	1,246,041
Cairn CLO IV BV, Series 2014-4X, Class ERR, (EURIBOR 3 Month + 5.88%), 5.88%, 04/30/31(a)	EUR	400	434,710
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.86%, 07/28/28	USD	2,000	1,999,163
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.78%, 07/20/32		1,824	1,767,000
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.13%, 04/20/27		500	493,467
Series 2016-3A, Class C, (LIBOR USD 3 Month + 4.00%), 6.28%, 10/20/29		1,000	992,700
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/20/27		1,000	993,535
Series 2017-2A, Class B, (LIBOR USD 3 Month + 2.40%), 4.68%, 07/20/31		1,750	1,732,135
Series 2017-4A, Class C, (LIBOR USD 3 Month + 2.80%), 5.10%, 01/15/30		1,000	929,947
CBAM Ltd.(a)(b):
Series 2017-2A, Class C1, (LIBOR USD 3 Month + 2.40%), 4.70%, 10/17/29		1,500	1,488,419
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.80%, 07/15/31		2,000	1,965,727

Security		Par (000)	Value

Asset-Backed Securities (continued)
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 5.91%, 07/23/30(a)(b)	USD	3,000	$2,987,009
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A, Class C, (LIBOR USD 3 Month + 1.75%), 4.03%, 04/20/31		1,250	1,188,049
Series 2018-9A, Class D, (LIBOR USD 3 Month + 2.60%), 4.88%, 04/20/31		1,400	1,295,883
Cent CLO 17 Ltd., Series C17A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.87%, 04/30/31(a)(b)		1,000	988,339
CIFC Funding Ltd.(a)(b):
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.18%, 04/24/30		2,000	1,954,615
Series 2014-4RA, Class B, (LIBOR USD 3 Month + 2.20%), 4.50%, 10/17/30		850	844,470
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.78%, 04/23/29		1,500	1,490,273
Clear Creek CLO, Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.23%, 10/20/30(a)(b)		1,350	1,285,510
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30(a)	EUR	551	577,639
Dewolf Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 4.45%, 10/15/30(a)(b)	USD	1,000	986,725
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 07/15/30(a)(b)		3,000	2,981,101
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.20%, 07/15/30(a)(b)		1,000	952,904
Galaxy XVIII CLO Ltd., Series 2018- 28A, Class C, (LIBOR USD 3 Month + 1.95%), 4.25%, 07/15/31(a)(b)		250	241,278
Galaxy XXIX CLO Ltd., Series 2018- 29A, Class C, (LIBOR USD 3 Month + 1.68%), 3.84%, 11/15/26(a)(b)		1,500	1,487,560
Galaxy XXVI CLO Ltd., Series 2018- 26A, Class B, (LIBOR USD 3 Month + 1.70%), 3.85%, 11/22/31(a)(b)		250	248,654
GoldenTree Loan Management US CLO 3 Ltd., Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.18%, 04/20/30(a)(b)		2,500	2,432,038
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.28%, 01/27/31(a)(b)		2,000	1,870,562
GT Loan Financing I Ltd., Series 2013- 1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.36%, 07/28/31(a)(b)		1,000	976,426
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	1,125	1,184,823
Jamestown CLO IV Ltd., Series 2014- 4A, Class SUB, 0.00%, 07/15/26(b)(c)	USD	2,000	188,408

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 04/19/30(a)(b)	USD	1,500	$1,471,374
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 4.46%, 01/27/26(a)(b)		1,000	1,002,539
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, (LIBOR USD 3 Month + 2.35%), 4.63%, 04/25/29(a)(b)		1,000	1,000,968
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (LIBOR USD 3 Month + 1.70%), 3.96%, 01/23/31(a)(b)		500	496,061
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class DR, (LIBOR USD 3 Month + 3.10%), 5.40%, 10/17/30(a)(b)		3,750	3,414,934
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.45%, 10/17/27(a)(b)		1,400	1,382,500
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 4.90%, 01/15/30(a)(b)		1,000	922,649
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 12/12/30(a)(b)		1,522	1,485,291
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	1,347	1,448,469
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		900	912,036
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		1,700	1,827,651
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.58%, 07/20/30(a)(b)	USD	1,000	954,614
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.03%, 01/20/31(a)(b)		1,750	1,636,652
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, (LIBOR USD 3 Month + 5.75%), 8.03%, 10/20/30(a)(b)		300	278,148
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 1.90%), 4.18%, 01/22/30(a)(b)		1,000	967,017
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.15%, 07/15/27(a)(b)		750	736,903
OHA Credit Partners XI Ltd.(a)(b):
Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.23%, 01/20/32		534	500,810
Series 2015-11A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.03%, 01/20/32		2,250	2,042,216

Security		Par (000)	Value

Asset-Backed Securities (continued)
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.16%, 07/23/30(a)(b)	USD	1,250	$1,180,002
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/22/30(a)(b)		3,000	2,920,511
OZLM Funding Ltd., Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 5.88%, 07/22/29(a)(b)		1,000	976,050
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 4.05%, 04/17/31		1,500	1,487,507
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.40%, 04/17/31		3,000	2,901,197
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.40%, 11/22/30(a)(b)		1,250	1,198,328
OZLME BV, Series 1X, Class ER, (EURIBOR 3 Month + 5.90%), 5.90%, 01/18/30(a)(d)	EUR	990	1,079,050
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		807	855,646
OZLME III DAC, Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(a)		1,000	1,037,478
Palmer Square CLO Ltd.(a)(b):
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 2.25%), 4.40%, 05/21/29	USD	3,500	3,497,115
Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.60%), 7.92%, 07/16/31		1,000	897,818
Regatta VII Funding Ltd.(a)(b):
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.16%, 12/20/28		750	737,379
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 4.91%, 12/20/28		2,000	1,896,933
Rockford Tower CLO Ltd.(a)(b):
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 4.08%, 10/20/31		500	497,727
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.48%, 10/20/31		750	741,848
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.38%, 10/20/31		1,000	953,781
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 07/17/26(b)(c)		2,500	148,935
Symphony CLO XVIII Ltd., Series 2016- 18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.26%, 01/23/28(a)(b)		1,000	992,866
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 3.98%, 01/20/32(a)(b)		2,000	1,972,926
TICP CLO XII Ltd., Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 5.10%, 01/15/31(a)(b)		4,500	4,317,881

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Treman Park CLO Ltd.(a)(b):
Series 2015-1A, Class C3RR, (LIBOR USD 3 Month + 2.00%), 4.28%, 10/20/28	USD	250	$247,510
Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.93%, 10/20/28		1,800	1,755,028
TRESTLES CLO II Ltd., Series 2018- 2A, Class B, (LIBOR USD 3 Month + 1.90%), 4.18%, 07/25/31(a)(b)		1,250	1,198,730
Voya CLO Ltd., Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.80%), 5.10%, 04/18/31(a)(b)		1,000	910,712
York CLO 1 Ltd., Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.38%, 10/22/29(a)(b)		1,500	1,470,944

Total Asset-Backed Securities — 1.0% (Cost: $190,392,166)			173,995,296

		Shares

Common Stocks — 1.0%

Auto Components — 0.1%
UCI International, Inc.(d)(e)		1,260,653	28,679,856

Chemicals — 0.3%
Element Solutions, Inc.(e)(f)		4,671,745	47,558,363

Commercial Services & Supplies — 0.0%
FreedomPay, Inc.(d)(e)		314,534	3

Containers & Packaging — 0.1%
Crown Holdings, Inc.(e)		174,885	11,552,904

Diversified Financial Services — 0.0%(e)
Adelphia Recovery Trust		1,339,784	1,340
Adelphia Recovery Trust(d)		130,590	171

			1,511

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA(e)		2,751,062	1,526,233

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		464,262	17,753,379

Hotels, Restaurants & Leisure — 0.1%
Stars Group, Inc. (The)(e)		1,296,417	19,404,422

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(e)		4,744,023	11,954,938
SES SA, FDR		31,276	570,082

			12,525,020

Metals & Mining — 0.2%
Constellium SE, Class A(e)		2,522,574	32,061,915

Oil, Gas & Consumable Fuels — 0.0%(d)(e)
KCAD Holdings I Ltd.		4,067,849,248	2,847,495
Osum Oil Sands Corp.(g)		1,600,000	2,765,596

			5,613,091

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(e)		1,369	15,018

Total Common Stocks — 1.0% (Cost: $210,759,355)			176,691,715

Security		Par (000)	Value

Corporate Bonds — 82.5%

Aerospace & Defense — 4.0%
Arconic, Inc.:
5.40%, 04/15/21	USD	5,357	$5,542,003
5.87%, 02/23/22		9,751	10,384,815
5.13%, 10/01/24		36,942	39,343,230
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		11,433	12,004,650
Bombardier, Inc.(b):
8.75%, 12/01/21		35,626	38,476,080
5.75%, 03/15/22		5,590	5,680,837
6.13%, 01/15/23		15,790	16,082,115
7.50%, 12/01/24		12,792	12,792,000
7.50%, 03/15/25		30,433	30,394,959
7.88%, 04/15/27		92,225	91,842,266
BWX Technologies, Inc., 5.38%, 07/15/26(b)		11,437	12,023,146
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b)		14,861	15,455,440
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		14,100	15,051,750
TransDigm UK Holdings plc, 6.88%, 05/15/26		25,077	26,957,775
TransDigm, Inc.:
6.00%, 07/15/22		6,055	6,145,825
6.50%, 05/15/25		4,330	4,492,375
6.25%, 03/15/26(b)		307,614	330,300,533
Triumph Group, Inc., 6.25%, 09/15/24(b)		17,029	17,713,566

			690,683,365

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		3,750	4,068,750

Auto Components — 1.5%
Allison Transmission, Inc., 5.88%, 06/01/29(b)		22,107	23,986,095
GKN Holdings Ltd., 4.63%, 05/12/32(h)	GBP	1,800	2,246,348
Icahn Enterprises LP:
6.25%, 02/01/22	USD	618	634,068
6.75%, 02/01/24		10,994	11,433,760
4.75%, 09/15/24(b)		3,969	3,965,031
6.38%, 12/15/25		15,483	16,280,568
6.25%, 05/15/26(b)		24,235	25,416,456
IHO Verwaltungs GmbH(i):
3.63%, (3.63% Cash or 4.38% PIK), 05/15/25	EUR	1,344	1,516,164
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(j)		911	1,012,804
Panther BF Aggregator 2 LP:
4.38%, 05/15/26		4,068	4,517,052
6.25%, 05/15/26(b)	USD	67,577	71,124,793
8.50%, 05/15/27(b)		90,444	91,574,550

			253,707,689

Automobiles — 0.1%
Tesla, Inc., 5.30%, 08/15/25(b)		11,701	10,516,274

Banks — 1.4%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 5.45%), 5.75%(a)(k)	EUR	1,900	2,138,396
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(k)		1,444	1,670,052
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		2,078	2,354,471
Banco Bilbao Vizcaya Argentaria SA, (EUR Swap Annual 5 Year + 9.18%), 8.88%(a)(k)		1,000	1,204,395

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Banco BPM SpA:
1.75%, 04/24/23	EUR	1,653	$1,830,831
2.50%, 06/21/24		2,700	3,048,326
Banco de Sabadell SA(a):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(k)		1,000	1,087,835
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28		1,400	1,695,690
Banco Espirito Santo SA(e)(l):
2.63%, 05/08/17		10,400	2,153,741
4.75%, 01/15/18		12,300	2,547,213
4.00%, 01/21/19		12,000	2,485,086
Banco Santander SA(a)(k):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		900	1,065,443
(EUR Swap Annual 5 Year + 4.10%), 4.75%		1,400	1,478,244
Bank of America Corp., Series V, (LIBOR USD 3 Month + 3.39%), 5.53%(a)(k)	USD	82	82,107
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(a)(k)	EUR	2,836	3,209,858
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(a)	GBP	500	606,721
Bankia SA(a)(k):
(EUR Swap Annual 5 Year + 5.82%), 6.00%	EUR	2,400	2,700,750
(EUR Swap Annual 5 Year + 6.22%), 6.37%		800	921,714
Barclays plc:
4.38%, 09/11/24	USD	28,717	29,691,712
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%(a)(k)	GBP	850	1,051,221
5.20%, 05/12/26	USD	7,800	8,285,815
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(a)	EUR	800	864,356
CaixaBank SA(a)(k):
(EUR Swap Annual 5 Year + 6.50%), 6.75%		800	956,758
(EUR Swap Annual 5 Year + 4.50%), 5.25%		2,000	2,114,503
CIT Bank NA, (SOFR + 1.72%), 2.97%, 09/27/25(a)	USD	9,298	9,295,211
CIT Group, Inc.:
5.00%, 08/01/23		3,919	4,173,735
4.75%, 02/16/24		2	2,119
6.13%, 03/09/28		10,335	12,091,950
6.00%, 04/01/36		23,131	25,964,548
Credit Agricole SA(a)(k):
(EUR Swap Annual 5 Year + 5.12%), 6.50%	EUR	3,637	4,280,963
(USD Swap Semi 5 Year + 6.19%), 8.12%	USD	600	705,750
Erste Group Bank AG(a)(k):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	1,600	1,994,490
(EUR Swap Annual 5 Year + 6.20%), 6.50%		800	1,004,960
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.50%(a)(k)	USD	2,290	1,694,585

Security		Par (000)	Value

Banks (continued)
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.75%), 6.00%(a)(k)	USD	24,053	$24,738,991
ING Groep NV, (USD Swap Semi 5 Year + 4.20%), 6.75%(a)(k)		2,764	2,901,520
Intesa Sanpaolo SpA, (EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(k)	EUR	2,483	3,183,188
JPMorgan Chase & Co., Series FF, (SOFR + 3.38%), 5.00%(a)(k)	USD	49,005	50,101,242
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.37%(a)(k)		1,240	1,000,680
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 7.60%), 8.62%(a)(k)		6,571	7,036,555
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(a)(k)		600	675,750
UBS Group Funding Switzerland AG, (EUR Swap Annual 5 Year + 5.29%), 5.75%(a)(k)	EUR	4,238	5,058,033
UniCredit SpA(a)(k):
(EUR Swap Annual 5 Year + 6.10%), 6.75%		622	705,067
(EUR Swap Annual 5 Year + 9.30%), 9.25%		2,294	2,881,648
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%		1,475	1,788,340

			236,524,563

Building Products — 0.6%(b)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27	USD	13,364	13,547,621
Builders FirstSource, Inc., 6.75%, 06/01/27		5,305	5,716,137
CPG Merger Sub LLC, 8.00%, 10/01/21		18,362	18,362,000
James Hardie International Finance DAC, 4.75%, 01/15/25		2,080	2,142,400
JELD-WEN, Inc.:
4.63%, 12/15/25		7,080	7,106,762
4.88%, 12/15/27		96	95,040
Masonite International Corp.:
5.75%, 09/15/26		1,286	1,356,730
5.38%, 02/01/28		9,427	9,827,648
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		5,037	5,427,368
Standard Industries, Inc.:
5.50%, 02/15/23		797	812,940
5.38%, 11/15/24		21,930	22,587,900
6.00%, 10/15/25		21,641	22,689,723

			109,672,269

Capital Markets — 0.4%
Credit Suisse Group AG(a)(k):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)		6,617	7,071,919
(USD Swap Semi 5 Year + 4.60%), 7.50%		969	1,070,745
(USD Swap Semi 5 Year + 3.46%), 6.25%(b)		1,000	1,057,500
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(b)		23,920	24,757,200
Lehman Brothers Holdings Capital Trust Escrow Bonds(e)(l):
5.38%, 10/17/12	EUR	4,550	66,950
4.75%, 01/16/14		14,545	214,020

56	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
(EURIBOR 3 Month + 0.30%), 0.00%, 02/05/14(a)	EUR	22,800	$335,486
LPL Holdings, Inc., 5.75%, 09/15/25(b)	USD	3,669	3,815,760
MSCI, Inc.(b):
5.25%, 11/15/24		7,540	7,785,050
5.75%, 08/15/25		193	202,409
4.75%, 08/01/26		1,189	1,245,477
Owl Rock Capital Corp., 5.25%, 04/15/24		9,446	9,938,800
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		14,000	14,655,900

			72,217,216

Chemicals — 2.2%
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(i)		16,872	16,745,460
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		63,469	63,786,345
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		28,625	29,555,312
Blue Cube Spinco LLC:
9.75%, 10/15/23		36,481	39,764,290
10.00%, 10/15/25		35,094	39,282,030
Chemours Co. (The):
6.63%, 05/15/23		19,433	19,190,088
4.00%, 05/15/26	EUR	6,252	6,231,289
5.38%, 05/15/27	USD	6,149	5,303,697
Element Solutions, Inc., 5.88%, 12/01/25(b)		64,152	67,032,264
Gates Global LLC, 6.00%, 07/15/22(b)		16,132	16,071,505
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		8,146	8,308,920
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	817	911,426
Monitchem HoldCo 2 SA, 9.50%, 09/15/26		1,000	1,063,268
Monitchem HoldCo 3 SA:
(EURIBOR 3 Month + 5.25%), 4.86%, 03/15/25(a)		1,413	1,548,108
5.25%, 03/15/25		1,993	2,177,701
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	1,606	1,651,530
Olin Corp., 5.50%, 08/15/22		255	269,025
PQ Corp.(b):
6.75%, 11/15/22		14,100	14,593,500
5.75%, 12/15/25		23,695	24,405,850
Solvay Finance SA, (EUR Swap Annual 5 Year + 5.22%), 5.87%(a)(k)	EUR	900	1,158,753
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(a)(k)		500	600,188
TPC Group, Inc., 10.50%, 08/01/24(b)	USD	16,063	16,745,678
W.R. Grace & Co., 5.63%, 10/01/24(b)		1,619	1,744,473

			378,140,700

Commercial Services & Supplies — 1.8%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	159	197,722
ADT Security Corp. (The):
6.25%, 10/15/21	USD	944	1,005,360
3.50%, 07/15/22		2,307	2,315,651
4.13%, 06/15/23		1,043	1,058,645
4.88%, 07/15/32(b)		28,324	24,783,500
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		7,587	7,918,931
APX Group, Inc.:
8.75%, 12/01/20		11,536	11,334,120
7.88%, 12/01/22		2,159	2,146,154
8.50%, 11/01/24(b)		7,550	7,625,500

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Aramark Services, Inc.:
5.00%, 04/01/25(b)	USD	6,323	$6,528,498
4.75%, 06/01/26		569	584,647
5.00%, 02/01/28(b)		25,492	26,511,680
Clean Harbors, Inc.(b):
4.88%, 07/15/27		16,016	16,716,700
5.13%, 07/15/29		10,014	10,614,840
GFL Environmental, Inc.(b):
7.00%, 06/01/26		21,443	22,568,757
8.50%, 05/01/27		30,605	33,933,294
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		7,258	5,951,560
IAA, Inc., 5.50%, 06/15/27(b)		21,371	22,546,405
Intrum AB:
2.75%, 07/15/22	EUR	936	1,032,373
3.50%, 07/15/26		1,754	1,942,361
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	2,927	3,029,445
Matthews International Corp., 5.25%, 12/01/25(b)		2,787	2,640,682
Mobile Mini, Inc., 5.88%, 07/01/24		34,030	35,050,900
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		5,499	5,430,262
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		10,864	11,152,439
5.75%, 04/15/26		21,551	22,441,057
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		4,373	4,564,319
SPIE SA, 2.63%, 06/18/26	EUR	700	792,530
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		1,200	1,412,408
Verisure Holding AB, 3.50%, 05/15/23		1,382	1,558,746
Verisure Midholding AB, 5.75%, 12/01/23		1,867	2,095,985
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	4,433	4,570,246

			302,055,717

Communications Equipment — 0.7%
CommScope, Inc.(b):
5.50%, 03/01/24		38,355	39,457,706
6.00%, 03/01/26		22,676	23,465,125
Nokia OYJ, 6.63%, 05/15/39		23,469	27,576,075
ViaSat, Inc., 5.63%, 04/15/27(b)		34,731	36,467,550

			126,966,456

Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		13,344	12,610,080
Ferrovial Netherlands BV, (EUR Swap
Annual 5 Year + 2.13%), 2.12%(a)(k)	EUR	1,400	1,488,197
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22	USD	11,036	11,339,490
6.25%, 03/15/26		3,485	3,563,412

			29,001,179

Construction Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	400	457,779
Cemex SAB de CV, 3.13%, 03/19/26		1,450	1,617,890
Holcim Finance Luxembourg SA, (EURIBOR Swap Rate 5 Year + 3.07%), 3.00%(a)(k)		925	1,057,737

			3,133,406

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance — 1.9%
Ally Financial, Inc.:
4.13%, 03/30/20	USD	1,900	$1,911,875
4.13%, 02/13/22		577	589,982
3.88%, 05/21/24		10,301	10,659,475
5.75%, 11/20/25		1,161	1,300,343
8.00%, 11/01/31		116,941	161,670,933
Credit Acceptance Corp., 6.63%, 03/15/26(b)		7,636	8,170,520
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(i)		28,518	28,803,180
LeasePlan Corp. NV, (EURIBOR Swap Rate 5 Year + 7.56%), 7.38%(a)(k)	EUR	1,450	1,692,259
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(i)		2,236	2,017,995
Navient Corp.:
5.00%, 10/26/20	USD	4,891	4,952,137
6.63%, 07/26/21		9,208	9,668,400
6.50%, 06/15/22		1,229	1,308,885
5.50%, 01/25/23		8,593	8,872,273
7.25%, 09/25/23		6,192	6,730,704
6.13%, 03/25/24		6,031	6,255,293
5.88%, 10/25/24		9,013	9,080,597
6.75%, 06/25/25		2,087	2,152,219
6.75%, 06/15/26		5,904	6,051,600
Springleaf Finance Corp.:
5.63%, 03/15/23		3,727	3,969,255
6.88%, 03/15/25		16,178	17,826,134
7.13%, 03/15/26		14,629	16,228,315
6.63%, 01/15/28		11,443	12,304,658
Volkswagen International Finance NV, Series NC6, (EUR Swap Annual 6 Year + 2.97%), 3.38%(a)(k)	EUR	1,800	2,056,856

			324,273,888

Containers & Packaging — 2.4%
Ardagh Packaging Finance plc:
4.63%, 05/15/23(b)	USD	52,712	53,963,910
6.75%, 05/15/24	EUR	2,247	2,574,782
4.13%, 08/15/26(b)	USD	14,723	14,815,019
4.75%, 07/15/27(b)	GBP	4,000	5,028,170
4.75%, 07/15/27		1,215	1,527,307
Berry Global, Inc., 4.88%, 07/15/26(b)	USD	26,436	27,325,571
Crown Americas LLC:
4.75%, 02/01/26		14,806	15,490,778
4.25%, 09/30/26		19,859	20,554,065
Crown European Holdings SA, 3.38%, 05/15/25	EUR	1,932	2,332,981
Graphic Packaging International LLC:
4.88%, 11/15/22	USD	223	233,035
4.75%, 07/15/27(b)		6,475	6,798,750
Greif, Inc., 6.50%, 03/01/27(b)		1,720	1,824,060
Horizon Parent Holdings SARL, 8.25%, (8.25% Cash or 9.00% PIK), 02/15/22(i)	EUR	1,238	1,377,114
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)	USD	5,412	5,642,010
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		18,707	19,502,048
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	2,116	2,384,173
5.50%, 04/15/24(b)	USD	73,123	75,130,226
Reynolds Group Issuer, Inc.(b):
5.13%, 07/15/23		11,026	11,287,867
7.00%, 07/15/24		22,807	23,633,754

Security		Par (000)	Value

Containers & Packaging (continued)
Sealed Air Corp.(b):
5.25%, 04/01/23	USD	534	$568,710
5.13%, 12/01/24		2,230	2,386,100
6.88%, 07/15/33		158	184,860
Trivium Packaging Finance BV:
3.75%, 08/15/26(h)	EUR	2,605	3,002,581
(EURIBOR 3 Month + 3.75%), 3.75%, 08/15/26(a)		370	413,900
5.50%, 08/15/26(b)(h)	USD	51,520	54,157,824
8.50%, 08/15/27(b)(h)		60,525	65,442,656

			417,582,251

Distributors — 0.6%
American Builders & Contractors Supply Co., Inc.(b):
5.75%, 12/15/23		1,301	1,340,030
5.88%, 05/15/26		16,811	17,609,523
Core & Main Holdings LP, 8.63%, (8.63% Cash or 9.38% PIK), 09/15/24(b)(i)		24,182	24,363,365
Core & Main LP, 6.13%, 08/15/25(b)		36,058	35,967,855
Parts Europe SA:
4.38%, 05/01/22	EUR	899	982,036
(EURIBOR 3 Month + 5.50%), 5.50%, 05/01/22(a)		747	814,193
Performance Food Group, Inc., 5.50%, 10/15/27(b)	USD	13,532	14,242,430

			95,319,432

Diversified Consumer Services — 0.6%
BidFair MergeRight, Inc., 7.38%, 10/15/27(b)		19,000	19,357,580
frontdoor, Inc., 6.75%, 08/15/26(b)		16,276	17,822,546
Graham Holdings Co., 5.75%, 06/01/26(b)		8,749	9,405,175
Laureate Education, Inc., 8.25%, 05/01/25(b)		5,260	5,720,250
Service Corp. International:
5.38%, 05/15/24		716	738,940
5.13%, 06/01/29		18,793	20,085,019
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		29,658	30,770,175

			103,899,685

Diversified Financial Services — 1.5%
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		59,304	62,639,850
9.75%, 07/15/27		6,746	7,030,142
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	900	1,100,139
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)	EUR	900	980,955
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(a)		115	129,888
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	2,100	2,675,241
Fairstone Financial, Inc., 7.88%, 07/15/24(b)	USD	4,756	4,967,047
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	4,030	4,174,982
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)		650	623,451
HBOS Capital Funding LP, 6.85%(k)	USD	6,050	6,140,750
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(i)	EUR	3,876	4,393,183
Nexi Capital SpA, 4.13%, 11/01/23		519	580,407

58	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)	EUR	20,132	$23,611,629
4.50%, 05/15/26		3,809	4,467,350
6.25%, 05/15/26(b)	USD	2,994	3,211,035
6.88%, 11/15/26	EUR	1,665	2,026,187
8.25%, 11/15/26(b)	USD	50,327	55,548,426
Verscend Escrow Corp., 9.75%, 08/15/26(b)		72,335	77,027,371

			261,328,033

Diversified Telecommunication Services — 5.9%
Altice France SA:
6.25%, 05/15/24(b)		6,447	6,653,304
2.50%, 01/15/25	EUR	1,577	1,744,634
7.38%, 05/01/26(b)	USD	82,411	88,361,898
5.88%, 02/01/27	EUR	3,300	3,978,416
8.13%, 02/01/27(b)	USD	42,499	46,908,271
3.38%, 01/15/28	EUR	2,614	2,895,143
5.50%, 01/15/28(b)	USD	52,217	52,874,934
Arqiva Broadcast Finance plc, 6.75%, 09/30/23.	GBP	500	655,469
CCO Holdings LLC(b):
4.00%, 03/01/23	USD	13,302	13,518,158
5.75%, 02/15/26		5,794	6,124,258
5.50%, 05/01/26		5,000	5,237,000
5.13%, 05/01/27		44,047	45,974,056
5.88%, 05/01/27		2,771	2,930,332
5.00%, 02/01/28		30,378	31,403,258
5.38%, 06/01/29		66,541	70,866,165
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		15,506	16,979,070
Series Y, 7.50%, 04/01/24		22,639	25,318,326
5.63%, 04/01/25		12,115	12,569,312
Series P, 7.60%, 09/15/39		7,040	6,864,000
Series U, 7.65%, 03/15/42		7,040	6,846,400
Cincinnati Bell, Inc.(b):
7.00%, 07/15/24		9,031	8,353,675
8.00%, 10/15/25		12,007	10,506,125
DKT Finance ApS:
7.00%, 06/17/23	EUR	4,200	4,897,457
9.38%, 06/17/23(b)	USD	1,600	1,719,200
eircom Finance DAC, 3.50%, 05/15/26	EUR	530	616,152
Embarq Corp., 8.00%, 06/01/36	USD	20,503	20,272,341
Frontier Communications Corp., 8.00%, 04/01/27(b).		89,149	94,141,344
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		33,709	31,447,126
8.50%, 10/15/24(b)		45,349	45,675,059
9.75%, 07/15/25(b)		53,451	55,829,570
Level 3 Financing, Inc.:
5.63%, 02/01/23		4,578	4,635,225
5.38%, 05/01/25		3,452	3,575,547
5.25%, 03/15/26		6,925	7,200,961
4.63%, 09/15/27(b)		13,830	13,955,162
Level 3 Parent LLC, 5.75%, 12/01/22.		5,863	5,886,452
Qualitytech LP, 4.75%, 11/15/25(b)		8,678	8,938,340
Qwest Corp., 6.75%, 12/01/21		8,930	9,651,187
Sable International Finance Ltd., 5.75%, 09/07/27(b).		5,600	5,787,320
Sprint Capital Corp.:
6.88%, 11/15/28		28,749	31,342,160
8.75%, 03/15/32		30,444	37,551,152
Telecom Italia Capital SA:
6.38%, 11/15/33		9,783	10,761,300
6.00%, 09/30/34		15,395	16,395,675

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
7.20%, 07/18/36	USD	1,047	$1,219,766
7.72%, 06/04/38		3,752	4,539,920
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	462	745,954
Telecom Italia SpA:
1.13%, 03/26/22(m)		1,600	1,751,796
5.88%, 05/19/23	GBP	400	543,746
4.00%, 04/11/24	EUR	5,364	6,435,526
5.30%, 05/30/24(b)	USD	30,941	33,368,322
2.75%, 04/15/25	EUR	3,713	4,226,096
3.00%, 09/30/25		500	581,246
Telesat Canada(b):
8.88%, 11/15/24	USD	6,251	6,697,946
6.50%, 10/15/27		7,591	7,714,354
Virgin Media Finance plc(b):
6.00%, 10/15/24		3,000	3,090,000
5.75%, 01/15/25		39,516	40,701,480
Virgin Media Secured Finance plc:
5.25%, 01/15/26(b)		4,908	5,030,050
4.88%, 01/15/27	GBP	3,815	4,877,987
5.00%, 04/15/27		1,000	1,294,101
6.25%, 03/28/29		90	117,576
5.50%, 05/15/29(b)	USD	17,074	17,820,987

			1,018,597,787

Electric Utilities — 0.5%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	2,714	3,062,753
4.13%, 08/01/25		1,806	2,086,871
Edison International, 5.75%, 06/15/27	USD	2,055	2,307,302
EDP — Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(a)	EUR	500	603,560
Naturgy Finance BV(a)(k):
(EUR Swap Annual 8 Year + 3.35%), 4.13%		2,700	3,201,725
(EUR Swap Annual 9 Year + 3.08%), 3.38%		1,700	1,982,397
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24	USD	26,174	26,959,220
4.25%, 09/15/24		5,804	5,985,375
4.50%, 09/15/27		3,889	3,976,502
Vistra Operations Co. LLC(b):
3.55%, 07/15/24		10,550	10,620,022
5.50%, 09/01/26		310	324,322
5.63%, 02/15/27		381	401,212
4.30%, 07/15/29		28,092	28,822,600

			90,333,861

Electrical Equipment — 0.4%
Orano SA, 3.38%, 04/23/26	EUR	900	1,054,477
Sensata Technologies BV(b):
5.63%, 11/01/24	USD	2,346	2,551,275
5.00%, 10/01/25		12,068	12,897,675
Vertiv Group Corp., 9.25%, 10/15/24(b)		21,961	21,164,914
Vertiv Group Corp. (Acquired 05/09/19, cost $26,185,150), 10.00%, 06/30/24(d)(n)		26,995	27,399,925

			65,068,266

Electronic Equipment, Instruments & Components — 0.3%
Belden, Inc., 4.13%, 10/15/26	EUR	2,420	2,806,701
CDW LLC:
5.50%, 12/01/24	USD	25,375	27,937,875
4.25%, 04/01/28		9,335	9,522,634

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Itron, Inc., 5.00%, 01/15/26(b)	USD	1,171	$1,206,481
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		9,737	9,724,829

			51,198,520

Energy Equipment & Services — 1.3%
Apergy Corp., 6.38%, 05/01/26		11,427	11,341,297
Archrock Partners LP, 6.88%, 04/01/27(b)		6,621	7,026,271
Nabors Industries, Inc.:
4.63%, 09/15/21		7,468	7,057,260
5.50%, 01/15/23		2,496	2,052,960
Noble Holding International Ltd.:
7.75%, 01/15/24		669	434,850
7.88%, 02/01/26(b)		30,653	22,070,160
Pacific Drilling SA, 8.38%, 10/01/23(b)		32,409	27,223,560
Rowan Cos., Inc., 4.88%, 06/01/22		27,295	20,471,250
Tervita Corp., 7.63%, 12/01/21(b)		15,370	15,619,763
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		3,767	3,823,881
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		7,800	8,112,000
Transocean, Inc.:
6.50%, 11/15/20		1,241	1,265,820
8.51%, 12/15/21(h)		549	562,725
5.80%, 10/15/22(h)		300	291,750
9.00%, 07/15/23(b)		46,877	48,166,117
7.25%, 11/01/25(b)		9,392	8,276,700
7.50%, 01/15/26(b)		5,795	5,157,550
USA Compression Partners LP:
6.88%, 04/01/26		22,082	22,910,075
6.88%, 09/01/27(b)		12,557	12,965,103
Valaris plc, 4.70%, 03/15/21		2,480	2,157,600

			226,986,692

Entertainment — 0.7%
Entertainment One Ltd., 4.63%, 07/15/26	GBP	1,679	2,245,051
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24	USD	4,699	4,968,628
5.88%, 11/01/24		10,166	10,445,565
Live Nation Entertainment, Inc.(b):
5.38%, 06/15/22		228	230,850
4.88%, 11/01/24		1,849	1,915,633
Netflix, Inc.:
4.88%, 04/15/28		5,750	5,850,338
5.88%, 11/15/28		47,061	51,122,364
3.88%, 11/15/29	EUR	2,710	3,130,990
5.38%, 11/15/29(b)	USD	31,926	33,282,855
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	979	1,229,309

			114,421,583

Equity Real Estate Investment Trusts (REITs) — 2.4%
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)	USD	11,247	11,753,115
CyrusOne LP:
5.00%, 03/15/24		2,777	2,874,195
5.38%, 03/15/27		2,040	2,175,150
Equinix, Inc.:
2.88%, 03/15/24	EUR	2,251	2,543,912
2.88%, 10/01/25		1,239	1,397,714
2.88%, 02/01/26		414	469,771
GLP Capital LP:
3.35%, 09/01/24	USD	5,100	5,129,070
5.25%, 06/01/25		8,615	9,489,681
5.38%, 04/15/26		3,645	4,008,990

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
5.75%, 06/01/28	USD	4,199	$4,776,320
4.00%, 01/15/30		25,110	25,234,797
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	2,332	2,878,699
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR	823	916,790
4.88%, 09/15/27(b)	USD	12,972	13,266,205
4.88%, 09/15/29(b)		16,380	16,630,614
iStar, Inc.:
4.63%, 09/15/20		1,946	1,969,722
6.00%, 04/01/22		852	877,219
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		42,550	46,645,437
4.50%, 09/01/26		24,001	25,441,060
5.75%, 02/01/27(b)		4,476	5,025,653
4.50%, 01/15/28		16,130	16,734,875
MPT Operating Partnership LP:
5.50%, 05/01/24		7,145	7,332,556
5.25%, 08/01/26		3,406	3,568,636
5.00%, 10/15/27		49,523	51,875,343
4.63%, 08/01/29		25,387	26,148,610
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		24,024	24,715,651
SBA Communications Corp.:
4.88%, 07/15/22		1,888	1,913,205
4.00%, 10/01/22		20,023	20,423,460
4.88%, 09/01/24		47,077	48,724,695
Service Properties Trust:
4.35%, 10/01/24		9,016	9,127,034
4.75%, 10/01/26		9,016	9,068,384
VICI Properties 1 LLC, 8.00%, 10/15/23		5,645	6,171,164

			409,307,727

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc.:
5.75%, 03/15/25		9,843	10,122,049
5.88%, 02/15/28(b)		25,698	27,199,791
Casino Guichard Perrachon SA(h):
4.56%, 01/25/23	EUR	200	207,091
3.58%, 02/07/25		500	477,982
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		2,100	1,792,013
Hipercor SA, 3.88%, 01/19/22		1,300	1,516,460
Iceland Bondco plc, 4.63%, 03/15/25	GBP	500	513,952
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)	EUR	500	533,814
Tesco Corporate Treasury Services plc, 2.50%, 05/02/25	GBP	1,308	1,634,697

			43,997,849

Food Products — 1.5%
Boparan Finance plc, 5.50%, 07/15/21		350	264,661
Chobani LLC, 7.50%, 04/15/25(b)	USD	19,874	19,029,355
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		8,309	8,724,450
JBS Investments II GmbH, 7.00%, 01/15/26(b)		3,900	4,208,061
JBS USA LUX SA(b):
5.88%, 07/15/24		28,109	28,953,676
5.75%, 06/15/25		33,654	35,061,410
6.75%, 02/15/28		10,605	11,741,723
6.50%, 04/15/29		44,955	49,899,151
5.50%, 01/15/30		29,739	31,522,745
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	1,000	1,122,648

60	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Post Holdings, Inc.(b):
5.50%, 03/01/25	USD	11,083	$11,609,443
5.00%, 08/15/26		2,145	2,224,579
5.75%, 03/01/27		15,493	16,425,679
5.63%, 01/15/28		3,517	3,728,020
5.50%, 12/15/29		18,772	19,569,810
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	800	1,013,149
Simmons Foods, Inc., 7.75%, 01/15/24(b)	USD	13,292	14,388,590

			259,487,150

Gas Utilities — 0.1%
Superior Plus LP, 7.00%, 07/15/26(b)		16,946	17,878,369

Health Care Equipment & Supplies — 0.9%
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(b)		4,343	4,440,066
Hologic, Inc.(b):
4.38%, 10/15/25		13,564	13,903,100
4.63%, 02/01/28		12,102	12,540,697
Immucor, Inc., 11.13%, 02/15/22(b)		4,666	4,718,493
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		90,887	88,769,333
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		23,659	24,161,754
Teleflex, Inc.:
5.25%, 06/15/24		414	426,420
4.88%, 06/01/26		9,384	9,782,820
4.63%, 11/15/27		3,930	4,101,937

			162,844,620

Health Care Providers & Services — 5.0%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		6,468	6,516,510
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		10,244	10,860,504
Centene Corp., 5.38%, 06/01/26(b)		81,287	85,046,524
Community Health Systems, Inc.(b):
8.63%, 01/15/24		36,737	37,930,952
8.00%, 03/15/26		37,150	37,057,125
Eagle Holding Co. II LLC(b)(i):
7.63%, (7.63% Cash or 8.38% PIK), 05/15/22		4,645	4,679,837
7.75%, (7.75% Cash or 8.50% PIK), 05/15/22		16,714	16,860,248
Encompass Health Corp., 5.75%, 11/01/24		428	432,473
Envision Healthcare Corp., 8.75%, 10/15/26(b)		10,680	6,514,800
HCA, Inc.:
5.38%, 02/01/25		22,487	24,567,047
5.88%, 02/15/26		2,551	2,851,508
5.38%, 09/01/26		19,928	21,894,894
5.63%, 09/01/28		57,897	64,514,627
5.88%, 02/01/29		30,017	33,715,995
MEDNAX, Inc.(b):
5.25%, 12/01/23		8,268	8,404,422
6.25%, 01/15/27		30,089	29,861,226
Molina Healthcare, Inc.:
5.38%, 11/15/22(h)		9,225	9,778,869
4.88%, 06/15/25(b)		19,219	19,315,095
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		30,803	28,377,264
NVA Holdings, Inc., 6.88%, 04/01/26(b)		8,631	9,159,649
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(i)		34,538	29,357,583

Security		Par (000)	Value

Health Care Providers & Services (continued)
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)	USD	28,682	$30,510,477
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		23,810	21,369,475
10.00%, 04/15/27		11,800	11,977,000
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		11,804	8,156,564
Tenet Healthcare Corp.:
8.13%, 04/01/22		46,546	50,341,826
4.63%, 07/15/24		11,200	11,510,576
4.63%, 09/01/24(b)		17,602	18,106,826
4.88%, 01/01/26(b)		78,740	80,806,925
6.25%, 02/01/27(b)		32,552	33,904,536
5.13%, 11/01/27(b)		46,755	48,314,279
Vizient, Inc., 6.25%, 05/15/27(b)		15,397	16,513,282
WellCare Health Plans, Inc.:
5.25%, 04/01/25		15,431	16,067,529
5.38%, 08/15/26(b)		19,670	20,993,791

			856,270,238

Health Care Technology — 0.3%
IQVIA, Inc.:
3.50%, 10/15/24	EUR	600	665,401
3.25%, 03/15/25(b)		1,962	2,191,944
3.25%, 03/15/25		9,875	11,032,337
5.00%, 10/15/26(b)	USD	12,852	13,462,470
5.00%, 05/15/27(b)		26,853	28,128,518

			55,480,670

Hotels, Restaurants & Leisure — 4.4%
1011778 BC ULC(b):
4.25%, 05/15/24		12,097	12,449,023
5.00%, 10/15/25		62,172	64,288,956
3.88%, 01/15/28		22,564	22,707,507
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	1,140	1,279,074
Boyne USA, Inc., 7.25%, 05/01/25(b)	USD	8,910	9,708,336
Cedar Fair LP, 5.25%, 07/15/29(b)		20,146	21,556,220
Churchill Downs, Inc.(b):
5.50%, 04/01/27		41,406	43,935,907
4.75%, 01/15/28		18,068	18,519,700
Cirsa Finance International SARL:
7.88%, 12/20/23(b)		800	849,200
4.75%, 05/22/25	EUR	466	534,582
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		200	214,855
7.63%, 11/01/21(b)	USD	1,700	1,666,000
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	1,511	1,879,170
4.88%, 08/28/25		350	440,244
Eldorado Resorts, Inc., 6.00%, 09/15/26	USD	4,530	4,960,350
Golden Nugget, Inc., 6.75%, 10/15/24(b)		63,362	64,470,835
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		9,432	9,608,850
5.13%, 05/01/26		17,116	17,971,800
4.88%, 01/15/30(b)		54,134	57,157,384
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		966	994,980
4.88%, 04/01/27		9,576	10,085,922
International Game Technology plc, 3.50%, 06/15/26	EUR	1,250	1,447,590
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	4,701	4,724,505
KFC Holding Co.(b):
5.00%, 06/01/24		2,000	2,075,000
5.25%, 06/01/26		11,539	12,214,031
4.75%, 06/01/27		9,832	10,237,570

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
LHMC Finco 2 SARL, 7.25%, (7.25% Cash or 8.00% PIK), 10/02/25(i)	EUR	2,220	$2,460,049
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	USD	1,952	2,103,280
MGM Resorts International:
6.63%, 12/15/21		29,211	31,645,737
7.75%, 03/15/22		25,414	28,432,167
6.00%, 03/15/23		2,672	2,943,742
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	1,145	1,497,514
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	7,952	8,111,040
5.25%, 11/15/23		8,281	8,508,727
Scientific Games International, Inc.:
5.00%, 10/15/25(b)		33,835	34,910,953
3.38%, 02/15/26	EUR	8,200	9,125,279
8.25%, 03/15/26(b)	USD	47,411	50,295,960
Sisal Group SpA, 7.00%, 07/31/23	EUR	800	902,130
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	14,975	15,499,125
5.50%, 04/15/27		19,964	21,286,216
Station Casinos LLC, 5.00%, 10/01/25(b)		10,943	11,104,956
Stonegate Pub Co. Financing plc(a):
(LIBOR GBP 3 Month + 4.38%), 5.16%, 03/15/22	GBP	951	1,175,866
(LIBOR GBP 3 Month + 6.25%), 7.03%, 03/15/22		1,029	1,265,200
Viking Cruises Ltd.(b):
6.25%, 05/15/25	USD	3,000	3,135,000
5.88%, 09/15/27		45,225	47,920,410
Wyndham Destinations, Inc.(h):
5.40%, 04/01/24		288	303,840
5.75%, 04/01/27		3,170	3,423,600
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		4,841	5,070,948
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		4,688	4,816,920
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		30,373	31,827,867
Yum! Brands, Inc.:
4.75%, 01/15/30(b)		23,935	24,716,717
5.35%, 11/01/43		718	689,280

			749,150,114

Household Durables — 0.9%
Brookfield Residential Properties, Inc.(b):
6.13%, 07/01/22		959	973,964
6.25%, 09/15/27		11,651	11,709,255
Installed Building Products, Inc., 5.75%, 02/01/28(b)		6,390	6,589,688
Lennar Corp.:
8.38%, 01/15/21		7,612	8,154,355
6.25%, 12/15/21		3,054	3,229,605
4.88%, 12/15/23		3,645	3,872,812
5.25%, 06/01/26		2,830	3,059,938
4.75%, 11/29/27		14,244	15,276,690
Mattamy Group Corp.(b):
6.88%, 12/15/23		3,699	3,846,960
6.50%, 10/01/25		6,095	6,399,750
MDC Holdings, Inc., 6.00%, 01/15/43		5,518	5,697,335
Meritage Homes Corp., 5.13%, 06/06/27		4,173	4,402,515
PulteGroup, Inc.:
6.38%, 05/15/33		12,324	13,637,738
6.00%, 02/15/35		7,702	8,202,630
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		12,752	13,995,320

Security		Par (000)	Value

Household Durables (continued)
Tempur Sealy International, Inc., 5.50%, 06/15/26	USD	218	$227,265
Toll Brothers Finance Corp., 3.80%, 11/01/29		8,829	8,691,091
TRI Pointe Group, Inc.:
4.88%, 07/01/21		882	908,460
5.88%, 06/15/24		1,663	1,771,095
5.25%, 06/01/27		4,355	4,365,888
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		5,775	6,034,875
6.88%, 08/15/23		15,442	16,175,495

			147,222,724

Household Products — 0.1%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		3,236	3,466,209
7.75%, 01/15/27		12,797	14,258,417
Spectrum Brands, Inc.:
5.75%, 07/15/25		1,510	1,575,670
5.00%, 10/01/29(b)		5,348	5,441,590

			24,741,886

Independent Power and Renewable Electricity Producers — 1.5%
Calpine Corp.:
6.00%, 01/15/22(b)		2,726	2,735,132
5.38%, 01/15/23		58,280	59,008,500
5.88%, 01/15/24(b)		2,509	2,565,452
5.50%, 02/01/24		776	783,760
5.75%, 01/15/25		32,285	32,849,988
5.25%, 06/01/26(b)		27,978	28,957,230
Clearway Energy Operating LLC:
5.38%, 08/15/24		15,327	15,710,175
5.75%, 10/15/25(b)		13,635	14,350,837
NRG Energy, Inc.:
3.75%, 06/15/24(b)		7,805	8,031,424
6.63%, 01/15/27		21,517	23,310,442
5.75%, 01/15/28		15,058	16,187,350
4.45%, 06/15/29(b)		24,117	25,126,704
5.25%, 06/15/29(b)		23,296	25,050,189
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		6,341	6,491,599
Talen Energy Supply LLC:
6.50%, 06/01/25		2,582	1,962,320
10.50%, 01/15/26(b)		2,376	2,049,300

			265,170,402

Insurance — 1.2%
Acrisure LLC, 8.13%, 02/15/24(b)		8,996	9,693,190
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 5.63%(a)(k)	EUR	825	985,412
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)	USD	66,143	67,548,539
AmWINS Group, Inc., 7.75%, 07/01/26(b)		6,147	6,608,025
Ardonagh Midco 3 plc, 8.63%, 07/15/23(b)		11,884	11,468,060
Assicurazioni Generali SpA:
(EURIBOR 3 Month + 4.50%), 4.60%(a)(k)	EUR	900	1,072,017
2.12%, 10/01/30		1,525	1,685,029
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(a)		1,377	1,803,225
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48(a)		900	1,148,796
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(a)(k)		800	1,016,566

62	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
6.00%, 01/23/27	EUR	500	$693,511
CNO Financial Group, Inc., 5.25%, 05/30/29	USD	20,545	22,496,775
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	733	887,291
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)	USD	14,138	14,526,795
HUB International Ltd., 7.00%, 05/01/26(b)		62,608	64,310,938
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(k)	EUR	1,154	1,375,721

			207,319,890

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)	USD	9,073	8,346,253

Internet & Direct Marketing Retail — 0.1%
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		11,591	12,185,039
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	899	972,721

			13,157,760

IT Services — 1.5%
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	1,247	1,257,991
9.75%, 09/01/26(b)	USD	77,465	73,940,343
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		18,004	18,499,110
Gartner, Inc., 5.13%, 04/01/25(b)		15,196	15,898,815
InterXion Holding NV, 4.75%, 06/15/25	EUR	1,510	1,783,662
Tempo Acquisition LLC, 6.75%, 06/01/25(b)	USD	43,010	44,300,300
United Group BV:
4.38%, 07/01/22	EUR	948	1,053,909
4.88%, 07/01/24		3,096	3,508,857
WEX, Inc., 4.75%, 02/01/23(b)	USD	8,539	8,624,390
Zayo Group LLC:
6.00%, 04/01/23		10,941	11,228,201
6.38%, 05/15/25		20,918	21,541,357
5.75%, 01/15/27(b)		62,734	64,132,968

			265,769,903

Leisure Products — 0.2%
Mattel, Inc., 6.75%, 12/31/25(b)		40,923	42,700,695

Life Sciences Tools & Services — 1.1%
Avantor, Inc.:
4.75%, 10/01/24	EUR	1,237	1,438,737
6.00%, 10/01/24(b)	USD	84,570	90,619,292
9.00%, 10/01/25(b)		51,257	57,407,840
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		19,584	20,832,088
Syneos Health, Inc., 7.50%, 10/01/24(b)		10,284	10,643,940

			180,941,897

Machinery — 1.3%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		8,828	9,313,540
Colfax Corp.(b):
6.00%, 02/15/24		25,413	26,895,848
6.38%, 02/15/26		17,717	19,062,385
EnPro Industries, Inc., 5.75%, 10/15/26		5,037	5,370,702
Grinding Media, Inc., 7.38%, 12/15/23(b)		15,098	14,418,590
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(b)		6,911	6,772,780
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		11,150	11,651,750

Security		Par (000)	Value

Machinery (continued)
Navistar International Corp., 6.63%, 11/01/25(b)	USD	23,541	$23,894,115
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	2,823	2,895,544
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	26,078	26,792,537
SPX FLOW, Inc.(b):
5.63%, 08/15/24		7,784	8,036,980
5.88%, 08/15/26		2,484	2,595,780
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		7,007	7,453,696
Terex Corp., 5.63%, 02/01/25(b)		10,063	10,327,154
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		32,170	30,159,375
Wabash National Corp., 5.50%, 10/01/25(b)		14,308	14,057,610

			219,698,386

Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	500	425,081

Media — 6.7%
Adelphia Commercial Bonds, Escrow, Series B, 10.50%, 07/15/04(d)(e)(l)	USD	800	—
Altice Financing SA(b):
6.63%, 02/15/23		50,659	51,988,799
7.50%, 05/15/26		32,782	34,830,547
Altice Finco SA:
7.63%, 02/15/25(b)		712	738,700
4.75%, 01/15/28	EUR	1,100	1,158,876
Altice Luxembourg SA:
7.75%, 05/15/22(b)	USD	9,122	9,315,843
7.63%, 02/15/25(b)		36,744	38,305,620
8.00%, 05/15/27	EUR	3,654	4,372,820
10.50%, 05/15/27(b)	USD	45,778	51,591,806
AMC Networks, Inc.:
4.75%, 12/15/22		1,101	1,116,480
5.00%, 04/01/24		2,528	2,603,916
4.75%, 08/01/25		16,105	16,608,281
Century Communications Corp., Escrow, 0.00%, 03/15/13(d)(e)(l)		625	—
Clear Channel Worldwide Holdings, Inc.(b):
9.25%, 02/15/24		55,595	61,080,003
5.13%, 08/15/27		91,614	95,448,046
CSC Holdings LLC:
5.13%, 12/15/21(b)		41,749	41,757,350
5.38%, 07/15/23(b)		26,215	26,903,144
5.25%, 06/01/24		11,740	12,620,500
7.75%, 07/15/25(b)		27,235	29,283,072
6.63%, 10/15/25(b)		866	926,880
10.88%, 10/15/25(b)		77,009	87,208,842
5.50%, 05/15/26(b)		11,572	12,178,373
5.38%, 02/01/28(b)		14,342	15,112,882
6.50%, 02/01/29(b)		39,865	44,308,951
5.75%, 01/15/30(b)		20,470	21,393,606
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		45,906	47,627,475
DISH DBS Corp.:
6.75%, 06/01/21		20,670	21,751,041
5.88%, 07/15/22		55,701	57,929,040
5.00%, 03/15/23		28,142	28,431,863
5.88%, 11/15/24		7,986	7,916,122
Entercom Media Corp., 6.50%, 05/01/27(b)		7,589	7,930,505
GCI LLC, 6.63%, 06/15/24(b)		7,449	8,035,609
Gray Television, Inc.(b):
5.13%, 10/15/24		1,771	1,835,199
7.00%, 05/15/27		10,861	11,932,980

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
iHeartCommunications, Inc.:
6.38%, 05/01/26	USD	8,374	$9,044,377
5.25%, 08/15/27(b)		19,076	19,839,040
MDC Partners, Inc., 6.50%, 05/01/24(b)		3,665	3,339,731
Meredith Corp., 6.88%, 02/01/26		2,430	2,469,488
Midcontinent Communications, 5.38%, 08/15/27(b)		8,651	9,105,177
Outfront Media Capital LLC, 5.00%, 08/15/27(b)		32,610	34,227,456
Quebecor Media, Inc., 5.75%, 01/15/23		1,537	1,671,488
Radiate Holdco LLC(b):
6.88%, 02/15/23		3,219	3,311,546
6.63%, 02/15/25		8,069	8,126,290
SES SA(a)(k):
(EUR Swap Annual 5 Year + 4.66%), 4.62%	EUR	500	577,961
(EUR Swap Annual 5 Year + 5.40%), 5.63%		3,000	3,684,931
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24	USD	6,451	6,688,590
5.38%, 04/15/25		1,248	1,293,240
5.38%, 07/15/26		278	291,861
5.00%, 08/01/27		36,093	37,266,022
5.50%, 07/01/29		25,409	27,124,108
Summer BidCo BV, 0.00%, (0.00% Cash or 9.75% PIK), 11/15/25(i)	EUR	1,131	1,296,633
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	2,361	2,431,830
Tele Columbus AG, 3.88%, 05/02/25	EUR	400	415,976
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	21,400	22,416,500
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	1,345	1,618,949
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	10,175	10,206,797
5.13%, 02/15/25		6,595	6,409,351
UPC Holding BV:
5.50%, 01/15/28(b)		1,560	1,618,500
3.88%, 06/15/29	EUR	1,000	1,144,720
UPCB Finance VII Ltd., 3.63%, 06/15/29		1,554	1,797,747
Videotron Ltd., 5.13%, 04/15/27(b)	USD	4,323	4,571,573
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	1,728	1,946,514
5.50%, 04/15/26(b)	USD	6,577	6,905,850
3.63%, 10/15/26	EUR	822	950,815
Ziggo Bond Co. BV:
4.63%, 01/15/25		849	951,276
5.88%, 01/15/25(b)	USD	28,259	29,036,122
6.00%, 01/15/27(b)		8,705	9,085,844
Ziggo BV:
4.25%, 01/15/27	EUR	3,423	4,020,043
5.50%, 01/15/27(b)	USD	24,019	25,032,602

			1,154,162,119

Metals & Mining — 2.5%
Big River Steel LLC, 7.25%, 09/01/25(b)		17,914	18,899,270
Constellium SE:
5.75%, 05/15/24(b)		25,748	26,456,070
6.63%, 03/01/25(b)		17,252	17,985,210
4.25%, 02/15/26	EUR	1,500	1,683,188
5.88%, 02/15/26(b)	USD	37,031	38,604,817
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		21,555	21,608,887
3.88%, 03/15/23		39,813	40,111,598
4.55%, 11/14/24		4,690	4,806,312
5.00%, 09/01/27		7,565	7,528,007

Security		Par (000)	Value

Metals & Mining (continued)
5.25%, 09/01/29	USD	17,537	$17,482,197
5.45%, 03/15/43		98,481	88,731,381
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		5,799	6,110,696
Kaiser Aluminum Corp., 5.88%, 05/15/24		8,483	8,831,736
New Gold, Inc., 6.25%, 11/15/22(b)		21,503	21,561,058
Novelis Corp.(b):
6.25%, 08/15/24		34,399	35,946,955
5.88%, 09/30/26		37,574	39,403,854
Steel Dynamics, Inc.:
5.25%, 04/15/23		2,444	2,486,770
5.50%, 10/01/24		3,949	4,052,859
4.13%, 09/15/25		5,151	5,202,510
5.00%, 12/15/26		8,051	8,433,422
thyssenkrupp AG:
1.88%, 03/06/23	EUR	1,147	1,248,923
2.88%, 02/22/24		4,272	4,795,945

			421,971,665

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	5,368	5,542,460

Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	770	959,713

Multi-Utilities — 0.0%(a)
NGG Finance plc:
(EUR Swap Annual 5 Year + 2.14%), 1.62%, 12/05/79	EUR	775	839,457
(EUR Swap Annual 5 Year + 2.53%), 2.13%, 09/05/82		1,000	1,081,776
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75		1,818	2,021,944

			3,943,177

Oil, Gas & Consumable Fuels — 7.2%
Aker BP ASA, 4.75%, 06/15/24(b)	USD	13,718	14,328,451
Antero Midstream Partners LP, 5.38%, 09/15/24		4,198	3,776,941
Antero Resources Corp., 5.38%, 11/01/21		11,417	11,017,405
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		13,989	13,984,803
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		9,865	9,445,737
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		8,238	7,084,680
California Resources Corp., 8.00%, 12/15/22(b)		1,016	502,920
Callon Petroleum Co.:
6.13%, 10/01/24		6,429	6,332,565
6.38%, 07/01/26		17,816	17,385,744
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		10,069	9,540,378
8.25%, 07/15/25		13,282	13,011,047
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		9,768	9,743,580
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		9,855	11,326,351
5.88%, 03/31/25		13,533	15,057,222
5.13%, 06/30/27		42,804	46,843,628
Cheniere Energy Partners LP:
5.25%, 10/01/25		3,159	3,277,462
5.63%, 10/01/26		11,441	12,140,617

64	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.50%, 10/01/29(b)	USD	31,457	$32,204,104
Chesapeake Energy Corp.:
6.63%, 08/15/20		9,925	9,974,625
4.88%, 04/15/22		31,782	25,663,965
5.75%, 03/15/23		18,365	14,049,225
7.00%, 10/01/24		9,292	6,667,010
8.00%, 03/15/26(b)		7,535	5,161,475
CNX Resources Corp., 5.88%, 04/15/22		65,821	63,188,160
Comstock Resources, Inc., 9.75%, 08/15/26		10,751	8,985,578
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		28,985	28,912,537
Covey Park Energy LLC, 7.50%, 05/15/25(b)		14,024	11,219,200
Crestwood Midstream Partners LP:
6.25%, 04/01/23(h)		6,875	7,055,469
5.63%, 05/01/27(b)		19,097	19,496,891
CrownRock LP, 5.63%, 10/15/25(b)		43,836	44,109,098
DCP Midstream Operating LP:
5.38%, 07/15/25		9,807	10,444,455
5.13%, 05/15/29		11,861	12,083,394
6.45%, 11/03/36(b)		14,865	15,496,762
6.75%, 09/15/37(b)		11,508	12,112,170
Denbury Resources, Inc.(b):
9.00%, 05/15/21		19,061	17,679,077
9.25%, 03/31/22		10,904	9,541,000
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		20,800	21,632,000
5.75%, 01/30/28		23,071	24,512,938
EnLink Midstream LLC, 5.38%, 06/01/29		502	479,410
EnLink Midstream Partners LP:
4.40%, 04/01/24		15,656	15,077,511
4.15%, 06/01/25		522	484,155
4.85%, 07/15/26		2,839	2,697,050
5.60%, 04/01/44		7,271	5,944,042
5.05%, 04/01/45		10,255	8,204,000
5.45%, 06/01/47		3,121	2,543,615
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		25,439	16,662,545
5.63%, 02/01/26		22,971	14,069,738
Genesis Energy LP:
6.00%, 05/15/23		4,508	4,524,905
5.63%, 06/15/24		1,884	1,803,930
6.50%, 10/01/25		715	697,125
6.25%, 05/15/26		5,961	5,752,365
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		23,732	20,646,840
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		10,250	10,711,250
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		13,434	12,107,393
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		875	913,063
Matador Resources Co., 5.88%, 09/15/26		18,462	18,497,078
MEG Energy Corp.(b):
6.38%, 01/30/23		12,447	12,011,355
7.00%, 03/31/24		3,522	3,398,730
6.50%, 01/15/25		41,213	42,037,260
Murphy Oil Corp.:
5.75%, 08/15/25		2,081	2,112,215
5.63%, 12/01/42(h)		6,168	5,427,840
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		2,026	2,081,715
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		12,656	16,393,277

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 9.50% PIK), 05/15/23(i)	USD	2,656	$2,736,002
NuStar Logistics LP, 6.00%, 06/01/26		7,513	8,131,320
Parkland Fuel Corp., 5.88%, 07/15/27(b)		10,796	11,328,351
Parsley Energy LLC(b):
6.25%, 06/01/24		3,672	3,800,520
5.38%, 01/15/25		18,270	18,498,375
5.25%, 08/15/25		6,084	6,173,496
5.63%, 10/15/27		10,644	10,989,930
PBF Holding Co. LLC, 7.25%, 06/15/25		6,180	6,404,025
PDC Energy, Inc.:
1.13%, 09/15/21(m)		484	446,051
6.13%, 09/15/24		1,849	1,844,378
5.75%, 05/15/26		6,740	6,639,574
QEP Resources, Inc.:
6.88%, 03/01/21		8,213	8,151,402
5.38%, 10/01/22		17,076	16,334,048
5.25%, 05/01/23		6,833	6,337,744
5.63%, 03/01/26		15,030	12,967,884
Range Resources Corp.:
5.75%, 06/01/21		11,584	11,497,120
5.88%, 07/01/22		4,045	3,873,087
5.00%, 08/15/22		7,325	6,867,188
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(k)	EUR	1,151	1,314,123
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,714	2,146,222
SM Energy Co.:
6.13%, 11/15/22	USD	14,560	13,953,576
5.00%, 01/15/24		6,742	6,050,945
5.63%, 06/01/25		2,710	2,323,283
6.75%, 09/15/26		6,106	5,342,750
6.63%, 01/15/27		1,914	1,650,825
Southwestern Energy Co.:
6.20%, 01/23/25(h)		4,863	4,279,343
7.75%, 10/01/27		4,792	4,178,025
SRC Energy, Inc., 6.25%, 12/01/25		2,220	2,197,756
Sunoco LP:
4.88%, 01/15/23		7,653	7,853,891
5.50%, 02/15/26		5,098	5,320,630
6.00%, 04/15/27		5,692	6,061,866
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		5,885	5,885,000
5.50%, 09/15/24		13,142	13,076,290
5.50%, 01/15/28		25,673	25,092,790
Targa Resources Partners LP:
4.25%, 11/15/23		3,270	3,294,525
5.13%, 02/01/25		4,963	5,103,701
5.88%, 04/15/26		16,678	17,673,677
5.38%, 02/01/27		728	752,570
6.50%, 07/15/27(b)		15,935	17,386,519
5.00%, 01/15/28		10,670	10,790,571
6.88%, 01/15/29(b)		42,306	46,222,266
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		9,326	9,512,520
6.63%, 06/15/25(h)		2,845	2,998,658
5.00%, 01/31/28		13,686	14,233,440
Whiting Petroleum Corp., 6.63%, 01/15/26		908	612,900
WPX Energy, Inc.:
8.25%, 08/01/23		8,039	9,043,875
5.75%, 06/01/26		6,302	6,459,550

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.25%, 10/15/27	USD	7,721	$7,759,605

			1,231,859,258

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(b)		9,325	9,861,188

Personal Products — 0.1%
Avon International Capital plc, 6.50%, 08/15/22(b)		5,504	5,703,520
Coty, Inc.:
4.00%, 04/15/23	EUR	700	763,601
4.75%, 04/15/26		400	438,901
6.50%, 04/15/26(b)	USD	4,299	4,170,030

			11,076,052

Pharmaceuticals — 2.4%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		5,491	6,239,094
8.50%, 01/31/27		50,273	56,421,388
Bausch Health Cos., Inc.:
5.50%, 03/01/23(b)		9,122	9,236,025
4.50%, 05/15/23	EUR	19,671	21,650,522
5.88%, 05/15/23(b)	USD	7,612	7,707,150
7.00%, 03/15/24(b)		27,858	29,277,644
6.13%, 04/15/25(b)		33,939	35,169,289
5.50%, 11/01/25(b)		48,714	50,971,894
9.00%, 12/15/25(b)		20,519	23,032,577
5.75%, 08/15/27(b)		21,926	23,698,279
7.00%, 01/15/28(b)		25,194	27,136,457
7.25%, 05/30/29(b)		28,835	31,496,470
Bayer AG(a):
(EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74	EUR	1,800	2,094,216
(EUR Swap Annual 5 Year + 2.01%), 2.38%, 04/02/75		1,800	1,982,918
Catalent Pharma Solutions, Inc.(b):
4.88%, 01/15/26	USD	17,224	17,719,190
5.00%, 07/15/27		19,771	20,512,412
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.88%, 06/30/26(a)	EUR	981	1,087,953
Elanco Animal Health, Inc., 4.90%, 08/28/28	USD	11,807	12,889,212
Nidda BondCo GmbH:
5.00%, 09/30/25	EUR	500	557,740
7.25%, 09/30/25		1,899	2,193,176
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	36,966	33,870,098
Rossini SARL, 6.75%, 10/30/25	EUR	4,307	5,173,958

			420,117,662

Professional Services — 1.0%
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26	USD	36,839	40,154,510
10.25%, 02/15/27		33,708	37,289,475
House of Finance NV (The), 4.38%, 07/15/26	EUR	1,556	1,731,922
Intertrust Group BV, 3.38%, 11/15/25		2,973	3,406,493
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	79,457	82,138,674

			164,721,074

Real Estate Management & Development — 0.3%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	1,700	1,957,553
Consus Real Estate AG, 9.63%, 05/15/24		841	921,268
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24		1,000	1,083,487

Security		Par (000)	Value

Real Estate Management & Development (continued)
Five Point Operating Co. LP, 7.88%, 11/15/25(b)	USD	12,818	$13,010,270
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		9,567	9,842,051
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		7,320	7,612,800
Newmark Group, Inc., 6.13%, 11/15/23		4,887	5,301,574
Residomo SRO, 3.38%, 10/15/24	EUR	1,903	2,142,882
Summit Properties Ltd., 2.00%, 01/31/25		1,140	1,192,965
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(a)(k)		1,000	1,110,659
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32(h)	GBP	2,266	3,200,068
WeWork Cos., Inc., 7.88%, 05/01/25(b)	USD	10,536	8,942,430

			56,318,007

Road & Rail — 0.6%
Algeco Global Finance plc:
6.50%, 02/15/23	EUR	5,000	5,463,374
8.00%, 02/15/23(b)	USD	13,207	13,177,945
Avis Budget Car Rental LLC, 5.75%, 07/15/27(b)		9,741	10,049,790
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	3,282	3,814,206
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(b)	USD	8,948	9,283,550
Europcar Mobility Group, 4.00%, 04/30/26	EUR	1,845	2,046,149
Hertz Corp. (The), 7.63%, 06/01/22(b)	USD	24,420	25,427,325
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	2,939	3,350,397
Loxam SAS:
3.25%, 01/14/25		1,431	1,604,473
3.75%, 07/15/26		1,202	1,355,974
Uber Technologies, Inc.(b):
7.50%, 11/01/23	USD	13,755	13,858,163
7.50%, 09/15/27		18,384	18,338,040

			107,769,386

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		3,867	4,374,544
Entegris, Inc., 4.63%, 02/10/26(b)		9,420	9,749,700
Infineon Technologies AG(a)(k):
(EUR Swap Annual 5 Year + 3.39%), 1.00%	EUR	1,600	1,735,200
(EUR Swap Annual 5 Year + 4.00%), 1.00%		700	759,715
Qorvo, Inc., 5.50%, 07/15/26	USD	13,048	13,781,950
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		7,060	7,518,900
Versum Materials, Inc., 5.50%, 09/30/24(b)		7,600	8,094,000

			46,014,009

Software — 4.0%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		36,684	38,885,040
Ascend Learning LLC:
6.88%, 08/01/25(b)		40,759	42,330,940
CDK Global, Inc.:
4.88%, 06/01/27		33,458	34,836,470
5.25%, 05/15/29(b)		6,841	7,080,435
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		38,194	38,766,910
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		52,425	56,674,570

66	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Infor US, Inc., 6.50%, 05/15/22	USD	114,610	$116,472,412
Informatica LLC, 7.13%, 07/15/23(b)		40,152	40,854,660
Nuance Communications, Inc.:
6.00%, 07/01/24		5,774	6,033,830
5.63%, 12/15/26		6,037	6,384,128
PTC, Inc., 6.00%, 05/15/24		9,563	10,017,243
RP Crown Parent LLC, 7.38%, 10/15/24(b)		30,480	31,699,200
Solera LLC, 10.50%, 03/01/24(b)		106,384	112,460,654
Sophia LP, 9.00%, 09/30/23(b)		14,234	14,572,057
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		68,544	71,630,194
TIBCO Software, Inc., 11.38%, 12/01/21(b)		54,723	57,100,030
Veritas US, Inc., 7.50%, 02/01/23(b)		8,806	8,704,229

			694,503,002

Specialty Retail — 1.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		16,795	17,382,825
eG Global Finance plc:
3.63%, 02/07/24	EUR	1,746	1,845,961
4.38%, 02/07/25		2,717	2,872,553
6.75%, 02/07/25(b)	USD	23,041	22,493,776
Group 1 Automotive, Inc.:
5.00%, 06/01/22(h)		5,548	5,603,480
5.25%, 12/15/23(b)		1,743	1,790,932
L Brands, Inc.:
6.88%, 11/01/35		19,575	16,956,844
6.75%, 07/01/36		3,311	2,808,887
Murphy Oil USA, Inc., 4.75%, 09/15/29		7,936	8,114,560
Penske Automotive Group, Inc., 5.50%, 05/15/26		1,524	1,593,875
PetSmart, Inc.(b):
7.13%, 03/15/23		8,957	8,419,580
5.88%, 06/01/25		42,216	42,110,460
SRS Distribution, Inc., 8.25%, 07/01/26(b)		12,585	12,836,700
Staples, Inc.(b):
7.50%, 04/15/26		65,936	67,933,861
10.75%, 04/15/27		13,776	14,154,840
Tendam Brands SAU, 5.00%, 09/15/24	EUR	1,501	1,670,911

			228,590,045

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC(b):
4.42%, 06/15/21	USD	5,347	5,513,334
7.13%, 06/15/24		30,704	32,362,016
NCR Corp.(b):
5.75%, 09/01/27		5,998	6,207,930
6.13%, 09/01/29		13,563	14,296,080
Western Digital Corp., 4.75%, 02/15/26		28,444	29,261,765
Xerox Corp.:
4.80%, 03/01/35		19,432	16,565,780
6.75%, 12/15/39		1,333	1,352,995

			105,559,900

Textiles, Apparel & Luxury Goods — 0.1%
European TopSoho SARL, 4.00%, 09/21/21(m)	EUR	1,800	1,826,048
Kering SA, 0.00%, 09/30/22(m)(o)		300	353,961
William Carter Co. (The), 5.63%, 03/15/27(b)	USD	10,831	11,589,170

			13,769,179

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.3%
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	700	$836,959
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25(b)	USD	7,960	8,139,100
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		16,818	17,532,765
9.13%, 07/15/26		17,303	18,427,695

			44,936,519

Trading Companies & Distributors — 1.2%
Beacon Roofing Supply, Inc.(b):
4.88%, 11/01/25		3,899	3,820,435
4.50%, 11/15/26		4,496	4,540,960
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		6,105	5,967,638
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		3,498	3,655,410
6.50%, 10/01/25		3,567	3,665,093
HD Supply, Inc., 5.38%, 10/15/26(b)		84,823	89,806,351
Herc Holdings, Inc., 5.50%, 07/15/27(b)		25,695	26,722,800
United Rentals North America, Inc.:
4.63%, 07/15/23		639	653,122
5.50%, 07/15/25		12,489	12,994,804
4.63%, 10/15/25		16,529	16,867,638
5.88%, 09/15/26		12,612	13,448,176
6.50%, 12/15/26		2,152	2,344,604
5.50%, 05/15/27		8,093	8,578,580
5.25%, 01/15/30		15,627	16,379,127

			209,444,738

Transportation Infrastructure — 0.0%
Swissport Financing SARL, 5.25%, 08/15/24	EUR	1,682	1,899,753

Wireless Telecommunication Services — 2.0%
Connect Finco SARL, 6.75%, 10/01/26(b)	USD	75,502	76,917,663
Digicel International Finance Ltd., 8.75%, 05/25/24(b)		16,144	15,311,575
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(b)		26,926	28,810,820
Hughes Satellite Systems Corp., 5.25%, 08/01/26		7,666	8,202,620
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	2,000	2,283,903
SoftBank Group Corp.:
4.00%, 04/20/23		5,541	6,457,642
4.50%, 04/20/25		1,400	1,674,045
4.75%, 07/30/25		3,209	3,863,993
3.13%, 09/19/25		600	667,867
5.00%, 04/15/28		1,896	2,292,142
4.00%, 09/19/29		900	1,010,384
Sprint Corp.:
7.88%, 09/15/23	USD	27,262	29,946,217
7.13%, 06/15/24		9,653	10,404,003
7.63%, 02/15/25		8,088	8,896,800
7.63%, 03/01/26		47,334	52,244,902
Telefonica Europe BV(a)(k):
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,200	1,556,610
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	1,200	1,381,839
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,500	1,663,713
(EUR Swap Annual 10 Year + 4.30%), 5.88%		2,600	3,278,555
(EUR Swap Annual 6 Year + 4.11%), 4.38%		4,000	4,793,487

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
(EUR Swap Annual 8 Year + 2.97%), 3.88%	EUR	2,200	$2,571,823
(EUR Swap Annual 8 Year + 3.07%), 2.87%		900	987,488
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	1,180	1,209,500
6.00%, 03/01/23		2,626	2,675,080
6.00%, 04/15/24		1,489	1,544,837
6.38%, 03/01/25		8,418	8,720,711
5.13%, 04/15/25		866	896,310
6.50%, 01/15/26		3,524	3,788,970
4.50%, 02/01/26		17,255	17,760,571
4.75%, 02/01/28		29,201	30,558,847
Vodafone Group plc:
0.00%, 11/26/20(m)(o)	GBP	500	605,221
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(a)	EUR	2,100	2,609,276
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79(a)		2,600	2,998,235
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(b)(i)	USD	6,882	7,002,609

			345,588,258

Total Corporate Bonds — 82.5% (Cost: $13,783,333,875)			14,194,216,360

Floating Rate Loan Interests — 8.5%(j)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.80%, 12/06/25(d)		2,611	2,627,588
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.19%, 11/28/21		10,327	10,223,556

			12,851,144

Airlines — 0.1%
WestJet Airlines Ltd., Term Loan, 08/07/26(p)		15,025	15,128,372

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, 04/30/26(p)		21,771	21,540,175

Building Products — 0.0%(p)
Advanced Drainage Systems, Inc., Term Loan, 09/18/26		1,305	1,309,894
CPG International, Inc., Term Loan, 05/05/24		2,100	2,089,040

			3,398,934

Capital Markets — 0.1%
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.88%, 06/03/26		9,596	9,580,980
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.10%, 05/29/26		17,282	15,578,827

			25,159,807

Chemicals — 0.4%
Alpha 3 BV, Term Loan, 01/31/24(p)		31,700	31,224,715
Ascend Performance Materials LLC, Term Loan B, 08/14/26(p)		20,349	20,361,820

Security		Par (000)	Value

Chemicals (continued)
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.90%, 03/30/26(d)	USD	2,582	$2,375,411
Momentive Performance Materials, Inc., Term Loan B, 05/15/24(p)		6,065	6,019,411

			59,981,357

Commercial Services & Supplies — 0.7%
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(p)		85,139	83,010,586
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.51%, 11/01/24		4,000	3,946,240
Diamond (BC) BV, Term Loan, 09/06/24(p)		11,086	10,545,360
GFL Environmental, Inc., Term Loan B, 05/30/25(p)		18,249	18,086,396
KAR Auction Services, Inc., Term Loan B, 09/19/26(p)		2,835	2,845,472

			118,434,054

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, 05/23/25(p)		18,013	17,532,754

Construction Materials — 0.0%
Core & Main LP, Term Loan, (LIBOR USD 3 Month + 2.75%), 4.85% - 4.88%, 08/01/24		3,500	3,467,205

Containers & Packaging — 0.1%
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 04/03/24		8,489	8,302,341
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.54%, 05/16/24		4,294	4,287,968

			12,590,309

Diversified Consumer Services — 0.0%
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 05/06/24		6,851	6,343,530

Diversified Financial Services — 0.2%(p)
Sotheby’s, Inc., Term Loan B, 01/22/27		7,411	7,323,031
Triton Bidco, Term Loan B, 09/10/26		32,284	31,754,220

			39,077,251

Diversified Telecommunication Services — 0.3%
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.03%, 08/14/26		10,878	10,841,515
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.79%, 01/31/25		33,098	32,859,068

			43,700,583

Energy Equipment & Services — 0.5%
McDermott International, Inc., Term Loan, 05/09/25(p)		60,758	38,201,798
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.80%, 11/08/22(d)		41,248	39,186,043

			77,387,841

68	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 05/24/25	USD	3,192	$3,126,876

Food & Staples Retailing — 0.0%
US Foods, Inc., Term Loan B, 08/14/26(p)		7,192	7,214,511

Food Products — 0.0%
Chobani LLC, Term Loan, 10/10/23(p)		6,895	6,830,353

Health Care Equipment & Supplies — 0.3%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.10%, 06/15/21		43,927	43,831,092

Health Care Providers & Services — 0.5%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.54%, 06/30/25		6,851	6,859,300
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.54%, 07/24/26		18,004	17,944,047
Envision Healthcare Corp., Term Loan, 10/10/25(p)		48,309	39,265,949
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 5.81%, 07/02/25		13,191	13,257,116
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 9.01%, 04/29/22		10,722	10,539,299

			87,865,711

Health Care Technology — 0.2%
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 6.68%, 02/05/26		42,047	41,889,202

Hotels, Restaurants & Leisure — 0.2%
Nascar Holdings, Inc., Term Loan, 07/27/26(p)		9,567	9,625,263
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.60%, 07/10/25		23,691	23,779,992

			33,405,255

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.54%, 08/12/26		4,107	4,112,257

Industrial Conglomerates — 0.3%
Vertiv Co., Term Loan B, 11/30/23(p)		46,737	44,400,080

Insurance — 0.4%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.05%, 05/09/25		5,485	5,387,570
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.54%, 08/04/25		22,991	23,347,361
Sedgwick, 1st Lien Term Loan, 12/31/25(p)		23,154	22,748,418
Sedgwick, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.04%, 09/03/26		12,078	12,086,788

			63,570,137

Security		Par (000)	Value

IT Services — 0.6%
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.79%, 04/28/25	USD	2,118	$2,131,977
DigiCert Holdings, Inc., Term Loan B, 08/07/26(p)		10,778	10,737,583
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 11/29/24		6,626	6,341,268
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.29%, 12/01/25(d)		5,095	4,636,871
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.38%, 08/01/25		3,818	2,749,052
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.29%, 04/16/25		6,922	6,939,057
Veritas US, Inc., Term Loan B1, (LIBOR USD 3 Month + 4.50%), 6.54% - 6.60%, 01/27/23		4,140	3,903,120
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.54%, 08/27/25		64,760	64,922,298

			102,361,226

Life Sciences Tools & Services — 0.3%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.29%, 08/30/24		4,065	3,999,930
Sotera Health Holdings LLC, Term Loan:
(LIBOR USD 1 Month + 3.00%), 5.04% , 05/15/22		35,390	34,948,018
05/15/22(p)		3,491	3,479,624

			42,427,572

Machinery — 0.3%(p)
MHI Holdings LLC, Term Loan B, 09/20/26(d)		11,110	11,082,225
Titan Acquisition Ltd., Term Loan, 03/28/25		40,300	38,633,435

			49,715,660

Media — 1.0%
Ascend Learning LLC, Term Loan B, 07/12/24(p)		7,663	7,626,682
Clear Channel Outdoor Holdings, Inc., Term Loan, 08/21/26(p)		42,308	42,398,539
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 5.80% , 11/27/23		4,956	4,966,854
(LIBOR USD 1 Month + 4.50%), 6.55% , 01/02/24		15,189	15,353,337
(LIBOR USD 6 Month + 6.63%), 6.63% , 01/02/24		84,234	85,944,954
Promotora de Informaciones SA, Term Loan, (EURIBOR 6 Month + 4.00%), 4.00%, 12/31/22	EUR	450	476,480
Xplornet Communications, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.10%, 09/09/21(d)	USD	8,980	8,957,962

			165,724,808

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.06%, 10/25/23	USD	14,472	$10,969,232

Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 6.79%, 11/03/25		3,588	3,214,565
California Resources Corp., Term Loan, 12/31/21(p)		24,018	20,850,339
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.55%, 11/28/22		10,554	10,448,425
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.60%, 06/30/25		1,711	1,679,339

			36,192,668

Pharmaceuticals — 0.1%
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.04%, 06/02/25		8,752	8,783,726
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.31%, 04/29/24		12,313	11,185,654
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.54%, 08/18/22		3,670	3,671,665

			23,641,045

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.05%, 02/06/26		13,660	13,740,457

Road & Rail — 0.1%
Uber Technologies, Inc., Term Loan(p):
07/13/23		3,491	3,461,190
(LIBOR USD 1 Month + 4.00%), 6.03% , 03/14/25		21,310	21,154,463

			24,615,653

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., Term Loan B, 09/19/26(p)		5,733	5,757,129

Software — 0.9%
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.85%, 02/01/22		6,600	6,605,076
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.50%, 11/01/24		35,285	35,770,137
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 10/01/25		92,309	92,770,105
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.29%, 04/16/25		4,126	4,135,908
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.07%, 06/30/26		9,624	9,628,042
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.79%, 05/04/26		4,770	4,793,365

			153,702,633

Security		Par (000)	Value

Wireless Telecommunication Services — 0.2%
Ligado Networks LLC, Term Loan, 12/07/20(p)	USD	62,796	$21,955,821
New LightSquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20		13,464	10,516,606

			32,472,427

Total Floating Rate Loan Interests — 8.5% (Cost: $1,530,715,343)			1,454,159,300

Foreign Agency Obligations — 0.0%

France — 0.0%
Electricite de France SA(a)(k):
(EUR Swap Annual 6 Year + 3.44%), 4.00%	EUR	2,100	2,463,263
(GBP Swap 13 Year + 3.96%), 6.00%	GBP	500	667,953

			3,131,216

Total Foreign Agency Obligations — 0.0% (Cost: $3,190,717)			3,131,216

		Shares

Investment Companies — 3.1%
iShares 0-5 Year High Yield Corporate Bond ETF*		1,500,000	69,735,000
iShares Broad USD High Yield Corporate Bond ETF*		1,687,800	69,115,410
iShares iBoxx $ High Yield Corporate Bond ETF(f)*		1,784,036	155,514,418
SPDR Bloomberg Barclays High Yield Bond ETF		1,281,652	139,366,838
SPDR Bloomberg Barclays Short Term High Yield Bond ETF		3,282,800	88,668,428
SPDR S&P Oil & Gas Exploration & Production ETF		666,910	14,912,108

Total Investment Companies — 3.1% (Cost: $538,700,274)			537,312,202

		Par (000)

Non-Agency Mortgage-Backed Securities — 0.0%

Collateralized Mortgage Obligations — 0.0%
CGMSE_14-2X, Series 2014-2X, 5.70%, 11/17/31(c)	EUR	1,255	1,313,718

Commercial Mortgage-Backed Securities — 0.0%
ROCKT(c):
Series 2019-1A, 5.37%, 04/20/32	USD	998	993,617
Series 2019-1A, 6.47%, 04/20/32		3,922	3,908,238

			4,901,855

Total Non-Agency Mortgage-Backed Securities — 0.0% (Cost: $6,333,863)			6,215,573

		Beneficial Interest (000)

Other Interests — 0.0%(q)

Auto Components — 0.0%
Lear Corp., Escrow(d)(e)(l)		15,314	2

70	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value

Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust Escrow Bonds(e)(l)	USD	11,550	$160,545
Lehman Brothers Holdings Capital Trust VII Escrow Bonds		5,500	76,450
Lehman Brothers Holdings Capital Trust VII Escrow Bonds(e)(l)		1,000	13,900
Lehman Brothers Holdings, Inc.(e)(l)		5,675	78,882

			329,777

Independent Power and Renewable Electricity Producers — 0.0%(d)(e)(l)
Mirant America Corp., Escrow		1,864	—
Mirant America Corp., Escrow(f)		3,270	1

			1

Media — 0.0%
Adelphia Communications Corp., Escrow(d)(e)(l)		325	—

Total Other Interests — 0.0%			329,780

		Par (000)

Preferred Securities — 1.9%

Capital Trusts — 1.5%

Banks — 1.4%(j)(k)
Bank of America Corp.:
Series X, 6.25%		27,568	29,980,200
Series Z, 6.50%		21,031	23,396,987
Series AA, 6.10%		30,014	32,790,295
Series DD, 6.30%		16,620	18,697,500
CIT Group, Inc., Series A, 5.80%		14,850	15,072,750
JPMorgan Chase & Co.:
Series I, 5.74%		15,347	15,418,931
Series V, 5.64%		17,297	17,297,000
Series Z, 5.30%		770	778,663
Series Q, 5.15%		7,221	7,437,630
Series S, 6.75%		11,855	13,159,050
Series X, 6.10%		25,667	27,844,075
Wells Fargo & Co., Series U, 5.87%		34,239	37,738,226

			239,611,307

Capital Markets — 0.1%(j)(k)
Goldman Sachs Group, Inc. (The), Series P, 5.00%		6,608	6,487,074
Morgan Stanley, Series H, 5.91%		6,961	7,018,080

			13,505,154

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(k)		2,827	2,911,810

Total Capital Trusts — 1.5% (Cost: $246,248,207)			256,028,271

		Shares

Preferred Stocks — 0.0%

Banks — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/15/15, cost $3,532,445)(k)(n)		3,610,706	2,609,457

Total Preferred Stocks — 0.0% (Cost: $3,532,445)			2,609,457

Security	Shares	Value

Trust Preferreds — 0.4%

Banks — 0.4%
GMAC Capital Trust I, Series 2, 7.94%, 02/15/40(j)	2,327,792	$61,011,428

Total Trust Preferreds — 0.4% (Cost: $53,123,046)		61,011,428

Total Preferred Securities — 1.9% (Cost: $302,903,698)		319,649,156

Total Long-Term Investments — 98.0% (Cost: $16,566,329,291)		16,865,700,598

Short-Term Securities — 2.3%(r)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%*	380,229,234	380,229,234
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.77%	8,344,380	8,344,380
SL Liquidity Series, LLC, Money Market Series, 2.13%(s)*	6,690,336	6,691,674

Total Short-Term Securities — 2.3% (Cost: $395,265,177)		395,265,288

Total Options Purchased — 0.0% (Cost: $53,160)		25,656

Total Investments — 100.3% (Cost: $16,961,647,628)		17,260,991,542

Liabilities in Excess of Other Assets — (0.3)%		(49,875,456)

Net Assets — 100.0%		$17,211,116,086

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Security, or a portion of the security, is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Perpetual security with no stated maturity date.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Convertible security.
(n)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $30,009,382, representing 0.17% of its net assets as of period end, and an original cost of $29,717,595.

(o)	Zero-coupon bond.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)	Annualized 7-day yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 09/30/18	Shares Purchased	Shares Sold	Par/Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	698,160,915	—	(317,931,681)	380,229,234	$380,229,234	$8,564,624		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	147,372,085	—	(140,681,749)	6,690,336	6,691,674	382,233	(c)	12,047	(137)
iShares 0-5 Year High Yield Corporate Bond ETF	—	1,500,000	—	1,500,000	69,735,000	—		—	10,000
iShares Broad USD High Yield Corporate Bond ETF	—	1,687,800	—	1,687,800	69,115,410	—		—	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	18,848,110	(17,064,074)	1,784,036	155,514,418	4,467,642		(1,528,313)	763,546
Peninsula Energy Ltd., Warrants (Expires 12/31/18)(d)	3,502,308	—	(3,502,308)	—	—	—		12	(2,520)

					$681,285,736	$13,414,499		$(1,516,254)	$770,889

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

72	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
EURO STOXX 50 Index	30	12/20/19	$1,162	$16,681
STOXX 600 Banks Index	50	12/20/19	357	1,199

				17,880

Short Contracts
Euro-Bobl	37	12/06/19	5,471	37,381
Euro-Bund	10	12/06/19	1,899	948
Long Gilt	18	12/27/19	2,971	(20,542)
U.S. Treasury 5 Year Note	7	12/31/19	834	5,350

				23,137

				$41,017

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	403,301,770	EUR	365,791,000	Bank of America NA	10/03/19	$4,577,566
USD	52,307,605	EUR	47,672,103	Citibank NA	10/03/19	343,447
USD	11,063,429	EUR	10,115,200	Goldman Sachs International	10/03/19	37,529

						4,958,542

EUR	3,168,000	USD	3,471,332	Citibank NA	10/03/19	(18,108)
USD	7,078,661	AUD	10,492,000	State Street Bank and Trust Co.	10/03/19	(3,184)
USD	12,136,676	GBP	9,938,000	Standard Chartered Bank	10/03/19	(83,102)
USD	30,638,509	GBP	25,415,118	UBS AG	10/03/19	(611,955)

						(716,349)

Net Unrealized Appreciation						$4,242,193

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value

Call
EURO STOXX 50 Index	263	12/20/19	EUR	3,800.00	EUR	9,388	$25,656

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	790	$(170,403)	$(184,406)	$14,003
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	229	(49,434)	(53,949)	4,515
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,250	(269,624)	(279,272)	9,648

							$(489,461)	$(517,627)	$28,166

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR		EUR	200		$(36,060)	$(19,695)	$(16,365)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B		EUR	800		(144,321)	(79,675)	(64,646)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B		EUR	1,044		(188,311)	(115,957)	(72,354)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B		EUR	10		(1,803)	(762)	(1,041)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR		USD	20,000		(341,286)	(1,685,703)	1,344,417
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	NR		EUR	210		(43,351)	(28,221)	(15,130)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	NR		USD	5,176		(162,837)	(335,418)	172,581
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+		USD	7,878		(1,776,046)	62,399	(1,838,445)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B+		USD	3,825		(862,322)	6,181	(868,503)
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B		EUR	432		(25,913)	(35,222)	9,309
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B		EUR	488		(29,314)	(34,531)	5,217
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-		EUR	1,100		14,913	(95,884)	110,797
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/24	BB+		EUR	260		(6,655)	(22,578)	15,923
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/24	B-		EUR	460		3,935	(6,446)	10,381
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	NR		USD	3,720		(341,898)	(565,066)	223,168
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BB+		EUR	1,500		(40,617)	(39,732)	(885)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+		EUR	459		(37,856)	(65,804)	27,948
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	12/20/26	B		EUR	930		219,264	235,210	(15,946)
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+		EUR	2,930		(225,891)	(274,661)	48,770

										$(4,026,369)	$(3,101,565)	$(924,804)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

1 month LIBOR plus 0.30%	At Termination	iShares iBoxx $ High Yield Corporate Bond ETF	At Termination	Goldman Sachs International	10/01/19	USD	2,092	$(863,923)	$—	$(863,923)
1 month LIBOR plus 0.30%	At Termination	SPDR Lehman High Yield Bond ETF	At Termination	Goldman Sachs International	10/01/19	USD	1,392	(735,864)	—	(735,864)
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Goldman Sachs International	12/20/19	USD	67,858	(410,274)	(363,848)	(46,426)
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	JPMorgan Chase Bank NA	12/20/19	USD	75,000	(478,528)	(402,143)	(76,385)
3 month LIBOR	At Termination	iBoxx USD Liquid High Yield Total Return Index	At Termination	Morgan Stanley & Co. International plc	12/20/19	USD	160,000	(860,419)	(887,151)	26,732

74	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	Goldman Sachs International	03/20/20	USD	67,858	$(353,494)	$(388,863)	$35,369

								$(3,702,502)	$(2,042,005)	$(1,660,497)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

1 month LIBOR	London Interbank Offered Rate	2.02%
3 month LIBOR	London Interbank Offered Rate	2.09%

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$303,790	$(5,964,987)	$2,058,778	$(4,615,913)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$17,880	$—	$43,679	$—	$61,559
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,958,542	—	—	4,958,542
Options purchased
Investments at value — unaffiliated(b)	—	—	25,656	—	—	—	25,656
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,300,467	—	—	62,101	—	2,362,568

	$—	$2,300,467	$43,536	$4,958,542	$105,780	$—	$7,408,325

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	20,542	—	20,542
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	716,349	—	—	716,349
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	6,816,297	1,599,787	—	2,164,816	—	10,580,900

	$—	$6,816,297	$1,599,787	$716,349	$2,185,358	$—	$11,317,791

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Consolidated Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(10,506,354)	$—	$1,618,340	$—	$(8,888,014)
Forward foreign currency exchange contracts	—	—	—	56,570,364	—	—	56,570,364
Options purchased(a)	—	522,200	(15,536,915)	—	—	—	(15,014,715)
Options written	—	2,781,000	7,687,050	—	—	—	10,468,050
Swaps	—	(25,625,257)	16,643,586	—	19,537,585	—	10,555,914

	$—	$(22,322,057)	$(1,712,633)	$56,570,364	$21,155,925	$—	$53,691,599

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(439,406)	—	(265,285)	—	(704,691)
Forward foreign currency exchange contracts	—	—	—	1,138,865	—	—	1,138,865
Options purchased(b)	—	—	167,853	—	—	—	167,853
Swaps	—	(4,810,663)	(3,981,063)	—	(2,826,324)	—	(11,618,050)

	$—	$(4,810,663)	$(4,252,616)	$1,138,865	$(3,091,609)	$—	$(11,016,023)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$264,483,607
Average notional value of contracts — short	47,250,920
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	866,681,632
Average amounts sold — in USD	255,973,342
Options:
Average value of option contracts purchased	9,806
Average value of option contracts written	—(a)
Average notional value of swaption contracts purchased	—(a)
Average notional value of swaption contracts written	107,500,000
Credit default swaps:
Average notional value — buy protection	1,038,789
Average notional value — sell protection	97,204,588
Total return swaps:
Average notional value	337,000,948

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$10,411	$5,939
Forward foreign currency exchange contracts	4,958,542	716,349
Options(a)	25,656	—
Swaps — OTC(b)	2,362,568	10,580,900

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$7,357,177	$11,303,188
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(36,067)	(5,939)

Total derivative assets and liabilities subject to an MNA	$7,321,110	$11,297,249

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

76	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)

Bank of America NA	$4,591,569	$(184,406)	$—	$—	$4,407,163
Barclays Bank plc	1,808,746	(1,808,746)	—	—	—
BNP Paribas SA	4,515	(4,515)	—	—	—
Citibank NA	371,395	(272,223)	—	—	99,172
Credit Suisse International	370,914	(188,029)	—	—	182,885
Goldman Sachs International	88,821	(88,821)	—	—	—
JPMorgan Chase Bank NA	9,648	(9,648)	—	—	—
Morgan Stanley & Co. International plc	75,502	(75,502)	—	—	—

	$7,321,110	$(2,631,890)	$—	$—	$4,689,220

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)

Bank of America NA	$184,406	$(184,406)	$—	$—	$—
Barclays Bank plc	5,514,133	(1,808,746)	—	(3,090,000)	615,387
BNP Paribas SA	53,949	(4,515)	—	—	49,434
Citibank NA	272,223	(272,223)	—	—	—
Credit Suisse International	188,029	(188,029)	—	—	—
Goldman Sachs International	2,464,853	(88,821)	—	(1,700,000)	676,032
JPMorgan Chase Bank NA	759,603	(9,648)	—	(400,000)	349,955
Morgan Stanley & Co. International plc	1,161,812	(75,502)	—	(420,000)	666,310
Standard Chartered Bank	83,102	—	—	—	83,102
State Street Bank and Trust Co.	3,184	—	—	—	3,184
UBS AG	611,955	—	—	—	611,955

	$11,297,249	$(2,631,890)	$—	$(5,610,000)	$3,055,359

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$172,916,246	$1,079,050	$173,995,296
Common Stocks:
Auto Components	—	—	28,679,856	28,679,856
Chemicals	47,558,363	—	—	47,558,363
Commercial Services & Supplies	—	—	3	3
Containers & Packaging	11,552,904	—	—	11,552,904
Diversified Financial Services	—	1,340	171	1,511
Diversified Telecommunication Services	—	1,526,233	—	1,526,233
Equity Real Estate Investment Trusts (REITs)	17,753,379	—	—	17,753,379
Hotels, Restaurants & Leisure	19,404,422	—	—	19,404,422
Media	11,954,938	570,082	—	12,525,020

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total

Metals & Mining	$32,061,915	$—	$—	$32,061,915
Oil, Gas & Consumable Fuels	—	—	5,613,091	5,613,091
Semiconductors & Semiconductor Equipment	15,018	—	—	15,018
Corporate Bonds:
Aerospace & Defense	—	690,683,365	—	690,683,365
Air Freight & Logistics	—	4,068,750	—	4,068,750
Auto Components	—	253,707,689	—	253,707,689
Automobiles	—	10,516,274	—	10,516,274
Banks	—	236,524,563	—	236,524,563
Building Products	—	109,672,269	—	109,672,269
Capital Markets	—	72,217,216	—	72,217,216
Chemicals	—	378,140,700	—	378,140,700
Commercial Services & Supplies	—	302,055,717	—	302,055,717
Communications Equipment	—	126,966,456	—	126,966,456
Construction & Engineering	—	29,001,179	—	29,001,179
Construction Materials	—	3,133,406	—	3,133,406
Consumer Finance	—	324,273,888	—	324,273,888
Containers & Packaging	—	417,582,251	—	417,582,251
Distributors	—	95,319,432	—	95,319,432
Diversified Consumer Services	—	103,899,685	—	103,899,685
Diversified Financial Services	—	261,328,033	—	261,328,033
Diversified Telecommunication Services	—	1,018,597,787	—	1,018,597,787
Electric Utilities	—	90,333,861	—	90,333,861
Electrical Equipment	—	37,668,341	27,399,925	65,068,266
Electronic Equipment, Instruments & Components	—	51,198,520	—	51,198,520
Energy Equipment & Services	—	226,986,692	—	226,986,692
Entertainment	—	114,421,583	—	114,421,583
Equity Real Estate Investment Trusts (REITs)	—	409,307,727	—	409,307,727
Food & Staples Retailing	—	43,997,849	—	43,997,849
Food Products	—	259,487,150	—	259,487,150
Gas Utilities	—	17,878,369	—	17,878,369
Health Care Equipment & Supplies	—	162,844,620	—	162,844,620
Health Care Providers & Services	—	856,270,238	—	856,270,238
Health Care Technology	—	55,480,670	—	55,480,670
Hotels, Restaurants & Leisure	—	749,150,114	—	749,150,114
Household Durables	—	147,222,724	—	147,222,724
Household Products	—	24,741,886	—	24,741,886
Independent Power and Renewable Electricity Producers	—	265,170,402	—	265,170,402
Insurance	—	207,319,890	—	207,319,890
Interactive Media & Services	—	8,346,253	—	8,346,253
Internet & Direct Marketing Retail	—	13,157,760	—	13,157,760
IT Services	—	265,769,903	—	265,769,903
Leisure Products	—	42,700,695	—	42,700,695
Life Sciences Tools & Services	—	180,941,897	—	180,941,897
Machinery	—	219,698,386	—	219,698,386
Marine	—	425,081	—	425,081
Media	—	1,154,162,119	—	1,154,162,119
Metals & Mining	—	421,971,665	—	421,971,665
Mortgage Real Estate Investment Trusts (REITs)	—	5,542,460	—	5,542,460
Multiline Retail	—	959,713	—	959,713
Multi-Utilities	—	3,943,177	—	3,943,177
Oil, Gas & Consumable Fuels	—	1,231,859,258	—	1,231,859,258
Paper & Forest Products	—	9,861,188	—	9,861,188
Personal Products	—	11,076,052	—	11,076,052
Pharmaceuticals	—	420,117,662	—	420,117,662
Professional Services	—	164,721,074	—	164,721,074
Real Estate Management & Development	—	56,318,007	—	56,318,007
Road & Rail	—	107,769,386	—	107,769,386
Semiconductors & Semiconductor Equipment	—	46,014,009	—	46,014,009
Software	—	694,503,002	—	694,503,002
Specialty Retail	—	228,590,045	—	228,590,045
Technology Hardware, Storage & Peripherals	—	105,559,900	—	105,559,900
Textiles, Apparel & Luxury Goods	—	13,769,179	—	13,769,179
Thrifts & Mortgage Finance	—	44,936,519	—	44,936,519
Trading Companies & Distributors	—	209,444,738	—	209,444,738
Transportation Infrastructure	—	1,899,753	—	1,899,753

78	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total

Wireless Telecommunication Services	$—	$345,588,258	$—	$345,588,258
Floating Rate Loan Interests:
Aerospace & Defense	—	10,223,556	2,627,588	12,851,144
Airlines	—	15,128,372	—	15,128,372
Auto Components	—	21,540,175	—	21,540,175
Building Products	—	3,398,934	—	3,398,934
Capital Markets	—	25,159,807	—	25,159,807
Chemicals	—	57,605,946	2,375,411	59,981,357
Commercial Services & Supplies	—	118,434,054	—	118,434,054
Construction & Engineering	—	17,532,754	—	17,532,754
Construction Materials	—	3,467,205	—	3,467,205
Containers & Packaging	—	12,590,309	—	12,590,309
Diversified Consumer Services	—	6,343,530	—	6,343,530
Diversified Financial Services	—	39,077,251	—	39,077,251
Diversified Telecommunication Services	—	43,700,583	—	43,700,583
Energy Equipment & Services	—	38,201,798	39,186,043	77,387,841
Entertainment	—	3,126,876	—	3,126,876
Food & Staples Retailing	—	7,214,511	—	7,214,511
Food Products	—	6,830,353	—	6,830,353
Health Care Equipment & Supplies	—	43,831,092	—	43,831,092
Health Care Providers & Services	—	87,865,711	—	87,865,711
Health Care Technology	—	41,889,202	—	41,889,202
Hotels, Restaurants & Leisure	—	33,405,255	—	33,405,255
Independent Power and Renewable Electricity Producers	—	4,112,257	—	4,112,257
Industrial Conglomerates	—	44,400,080	—	44,400,080
Insurance	—	63,570,137	—	63,570,137
IT Services	—	97,724,355	4,636,871	102,361,226
Life Sciences Tools & Services	—	42,427,572	—	42,427,572
Machinery	—	38,633,435	11,082,225	49,715,660
Media	—	156,766,846	8,957,962	165,724,808
Multiline Retail	—	10,969,232	—	10,969,232
Oil, Gas & Consumable Fuels	—	36,192,668	—	36,192,668
Pharmaceuticals	—	23,641,045	—	23,641,045
Professional Services	—	13,740,457	—	13,740,457
Road & Rail	—	24,615,653	—	24,615,653
Semiconductors & Semiconductor Equipment	—	5,757,129	—	5,757,129
Software	—	153,702,633	—	153,702,633
Wireless Telecommunication Services	—	32,472,427	—	32,472,427
Foreign Agency Obligations(a)	—	3,131,216	—	3,131,216
Investment Companies	537,312,202	—	—	537,312,202
Non-Agency Mortgage-Backed Securities	—	6,215,573	—	6,215,573
Other Interests	—	329,777	3	329,780
Preferred Securities:
Banks	61,011,428	239,611,307	—	300,622,735
Capital Markets	—	13,505,154	—	13,505,154
Entertainment	—	2,911,810	—	2,911,810
Short-Term Securities	388,573,614	—	—	388,573,614
Options Purchased:
Equity contracts	25,656	—	—	25,656

Subtotal	$1,127,223,839	$15,992,828,373	$131,638,199	$17,251,690,411

Investments valued at NAV(b)				9,301,131

Total Investments				$17,260,991,542

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$1,996,677	$—	$1,996,677
Equity contracts	17,880	—	—	17,880
Foreign currency exchange contracts	—	4,958,542	—	4,958,542
Interest rate contracts	43,679	62,101	—	105,780
Liabilities:
Credit contracts	—	(2,893,315)	—	(2,893,315)
Equity contracts	—	(1,599,787)	—	(1,599,787)
Foreign currency exchange contracts	—	(716,349)	—	(716,349)

C O N S O L I D A T E D S C H E D U L E S O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) September 30, 2019	BlackRock High Yield Bond Portfolio

	Level 1	Level 2	Level 3	Total

Interest rate contracts	$(20,542)	$(122,811)	$—	$(143,353)

	$41,017	$1,685,058	$—	$1,726,075

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

80	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 21.9%
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month +1.08%), 3.36%, 10/21/28(a)(b)	USD	5,600	$5,588,544
Ally Auto Receivables Trust, Series 2018-3, Class A2, 2.72%, 05/17/21		5,899	5,903,168
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month +0.89%), 3.21%, 04/16/27(a)(b)		6,809	6,808,231
ALM XVII Ltd., Series 2015-17A, Class A1AR, (LIBOR USD 3 Month +0.93%), 3.23%, 01/15/28(a)(b)		3,680	3,671,482
AmeriCredit Automobile Receivables Trust:
Series 2017-1, Class A3, 1.87%, 08/18/21		975	974,677
Series 2017-4, Class A3, 2.04%, 07/18/22		13,412	13,404,223
Series 2018-1, Class A3, 3.07%, 12/19/22		12,640	12,732,881
Series 2018-2, Class A3, 3.15%, 03/20/23		9,940	10,055,325
Series 2019-1, Class A3, 2.97%, 11/20/23		11,160	11,322,839
Series 2019-3, Class A3, 2.06%, 04/18/24		26,850	26,870,707
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month +1.26%), 3.54%, 07/24/29(a)(b)		4,000	4,012,705
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month +0.96%), 3.26%, 10/15/27(a)(b)		14,523	14,498,321
Ares XXIX CLO Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month +1.19%), 3.49%, 04/17/26(a)(b)		8,637	8,647,825
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month +0.83%), 2.95%, 11/17/27(a)(b)		5,400	5,393,875
Atrium XII, Series 12A, Class AR, (LIBOR USD 3 Month +0.83%), 3.11%, 04/22/27(a)(b)		19,400	19,403,440
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month +1.10%), 3.38%, 04/25/26(a)(b)		2,170	2,171,795
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month +0.98%), 3.28%, 07/17/26(a)(b)		1,986	1,986,777
Ballyrock CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month +2.40%), 4.70%, 10/15/28(a)(b)		3,000	2,998,476
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month +1.75%), 4.05%, 07/15/29(a)(b)		8,355	8,327,343
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month +0.78%), 3.08%, 07/18/27(a)(b)		9,500	9,501,038
BlueMountain CLO Ltd., Series 2012-2A, Class AR2, (LIBOR USD 3 Month +1.05%), 3.19%, 11/20/28(a)(b)		13,440	13,446,646
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		16,230	16,517,200
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (LIBOR USD 1 Month +1.05%), 3.08%, 03/15/28(a)(b)		17,970	17,969,975
Carmax Auto Owner Trust, Series 2019-3, Class A3, 2.18%, 08/15/24		24,830	24,966,818
Catamaran CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month +0.90%), 3.18%, 04/22/27(a)(b)		5,278	5,262,988
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month +1.09%), 3.37%, 10/20/28(a)(b)		26,890	26,855,414
Chesapeake Funding II LLC(b): Series 2018-1A, Class A1, 3.04%, 04/15/30		13,184	13,327,477

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-1A, Class B, 3.11%, 04/15/31	USD	5,230	$5,360,859
Series 2019-1A, Class C, 3.36%, 04/15/31		4,930	5,057,921
Series 2019-1A, Class D, 3.80%, 04/15/31		6,630	6,799,607
CIFC Funding Ltd.(a)(b):
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month +1.13%), 3.43%, 10/17/30		29,185	29,156,299
Series 2015-2A, Class AR, (LIBOR USD 3 Month +0.78%), 3.08%, 04/15/27		27,099	27,028,186
Credit Acceptance Auto Loan Trust(b):
Series 2017-1A, Class A, 2.56%, 10/15/25		5,169	5,171,151
Series 2018-1A, Class A, 3.01%, 02/16/27		24,197	24,342,132
Series 2018-2A, Class A, 3.47%, 05/17/27		35,490	36,004,648
Series 2019-1A, Class A, 3.33%, 02/15/28		25,440	25,992,221
Drive Auto Receivables Trust:
Series 2018-4, Class A3, 3.04%, 11/15/21		827	827,736
Series 2019-2, Class A3, 3.04%, 03/15/23		17,640	17,793,070
Series 2019-4, Class A3, 2.16%, 05/15/23		7,930	7,924,395
Dryden XXV Senior Loan Fund, Series 2012- 25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.20%, 10/15/27(a)(b)		30,600	30,600,884
Dryden XXVI Senior Loan Fund, Series 2013- 26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.20%, 04/15/29(a)(b)		13,800	13,781,418
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(b)(c)		10,817	11,023,429
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A3, 2.04%, 02/22/22		12,262	12,253,065
Series 2017-1, Class A2, 2.13%, 07/20/22		1,270	1,269,681
Series 2017-1, Class A3, 2.60%, 07/20/22		4,260	4,274,480
Series 2018-1, Class A2, 2.87%, 10/20/23		16,417	16,490,409
Series 2019-1, Class A2, 2.98%, 10/22/24		21,680	21,923,202
Series 2019-2, Class A3, 2.38%, 02/20/25		14,800	14,923,980
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 02/18/31(b)		11,558	11,641,897
Ford Credit Auto Lease Trust, Series 2019-A, Class A2A, 2.84%, 09/15/21		70,100	70,351,463
Ford Credit Floorplan Master Owner Trust:
Series 2017-2, Class A1, 2.16%, 09/15/22		15,670	15,674,737
Series 2019-2, Class A, 3.06%, 04/15/26		32,120	33,311,578
Ford Credit Floorplan Master Owner Trust A, Series 2019-4, Class A, 2.44%, 09/15/26		41,920	42,144,700
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A, 2.70%, 04/15/24(b)		18,745	19,023,674
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.36%, 07/25/27(a)(b)		20,265	20,242,759
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2, 2.92%, 07/15/21(b)		21,183	21,295,868
KKR CLO Ltd., Series 16, Class A2R, (LIBOR USD 3 Month +1.80%), 4.08%, 01/20/29(a)(b)		10,610	10,607,134
Lendmark Funding Trust, Series 2018-1A, Class A, 3.81%, 12/21/26(b)		18,440	18,830,926
Litigation Fee Residual Funding LLC, Series 2015-1, 4.00%, 10/30/27(d)		7,616	7,587,900
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month +1.13%), 3.16%, 05/15/28(a)(b)		12,180	12,189,108
Madison Park Funding XII Ltd., Series 2014- 12A, Class AR, (LIBOR USD 3 Month + 1.26%), 3.54%, 07/20/26(a)(b)		2,959	2,959,705
Madison Park Funding XIX Ltd., Series 2015- 19A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.03%, 01/22/28(a)(b)		16,700	16,682,278

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month +1.15%), 3.18%, 06/15/28(a)(b)	USD	5,690	$5,691,156
Mariner Finance Issuance Trust, Series 2019- AA, Class A, 2.96%, 07/20/32(b)		6,804	6,886,618
Mercedes-Benz Master Owner Trust, Series 2019-BA, Class A, 2.61%, 05/15/24(b)		28,750	29,195,915
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month +0.00%), 2.50%, 04/25/57(a)(b)		12,747	12,766,508
Mill City Solar Loan Ltd., Series 2019-2GS, Class A, 3.69%, 07/20/43(b)		11,682	11,832,819
Navient Private Education Loan Trust, Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 2.73%, 09/16/24(a)(b)		242	241,993
Navient Private Education Refi Loan Trust(b):
Series 2019-A, Class A1, 3.03%, 01/15/43		8,013	8,077,128
Series 2019-CA, Class A2, 3.13%, 02/15/68		8,545	8,776,393
Series 2019-EA, Class A2B, (LIBOR USD 1 Month +0.92%), 2.95%, 05/15/68(a)		16,440	16,430,039
Navient Student Loan Trust(b):
Series 2018-EA, Class A2, 4.00%, 12/15/59		2,872	3,041,521
Series 2019-BA, Class A2A, 3.39%, 12/15/59		7,880	8,218,195
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A4, 3.00%, 09/15/25		6,590	6,808,336
Nissan Master Owner Trust Receivables(a):
Series 2017-C, Class A, (LIBOR USD 1 Month +0.32%), 2.35%, 10/17/22		12,800	12,803,799
Series 2019-A, Class A, (LIBOR USD 1 Month +0.56%), 2.59%, 02/15/24		26,180	26,279,510
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A, (LIBOR USD 1 Month + 1.30%), 3.33%, 02/15/36(a)(b)		5,121	5,127,157
OCP CLO Ltd., Series 2015-8A, Class A1R, (LIBOR USD 3 Month +0.85%), 3.15%, 04/17/27(a)(b)		2,292	2,292,260
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.35%), 4.63%, 03/17/30(a)(b)		4,200	4,162,043
OFSI Fund VI Ltd., Series 2014-6A, Class BR, (LIBOR USD 3 Month +1.50%), 3.80%, 03/20/25(a)(b)		6,345	6,252,618
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.43%, 12/16/24(b)		22,405	22,780,114
Onemain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, 03/14/29(b)		4,835	4,920,197
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(b)		7,730	7,800,753
OZLM VIII Ltd., Series 2014-8A, Class A1RR, (LIBOR USD 3 Month +1.17%), 3.47%, 10/17/29(a)(b)		24,210	24,155,627
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.43%, 01/17/31(a)(b)		15,000	14,967,518
Palmer Square Credit Funding Ltd., Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.25%), 4.53%, 04/20/27(a)(b)		3,450	3,448,259
Palmer Square Loan Funding Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month +0.74%), 3.04%, 10/15/25		7,060	7,060,846
Series 2018-5A, Class A1, (LIBOR USD 3 Month +0.85%), 3.13%, 01/20/27		31,374	31,260,190

Security		Par (000)	Value

Asset-Backed Securities (continued)
Parallel Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month +0.85%), 3.13%, 07/20/27	USD	13,000	$12,986,576
Series 2017-1A, Class C, (LIBOR USD 3 Month +2.45%), 4.73%, 07/20/29		1,200	1,188,415
PFS Financing Corp.(b):
Series 2016-BA, Class A, 1.87%, 10/15/21		5,130	5,130,534
Series 2018-B, Class A, 2.89%, 02/15/23		9,430	9,522,631
Series 2019-A, Class A1, (LIBOR USD 1 Month +0.55%), 2.58%, 04/15/24(a)		8,480	8,487,562
Series 2019-A, Class A2, 2.86%, 04/15/24		10,780	10,977,673
Recette CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month +0.92%), 3.20%, 10/20/27(a)(b)		10,000	10,001,637
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month +1.08%), 3.36%, 07/20/28(a)(b)		19,235	19,202,631
Regatta VII Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month +1.06%), 3.22%, 12/20/28(a)(b)		23,500	23,416,241
Santander Drive Auto Receivables Trust:
Series 2018-2, Class A3, 2.75%, 09/15/21		3,662	3,662,301
Series 2019-1, Class A2A, 2.91%, 01/18/22		14,951	14,971,752
Santander Retail Auto Lease Trust, Series 2019-B, Class A2A, 2.29%, 04/20/22(b)		23,850	23,913,310
Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(b)		3,060	3,157,430
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month +1.24%), 3.52%, 07/20/30(a)(b)		5,000	5,000,753
SLM Private Credit Student Loan Trust(a):
Series 2004-A, Class A3, (LIBOR USD 3 Month +0.40%), 2.52%, 06/15/33		1,669	1,646,683
Series 2004-B, Class A3, (LIBOR USD 3 Month +0.33%), 2.45%, 03/15/24		2,810	2,793,839
Series 2007-A, Class A4A, (LIBOR USD 3 Month +0.24%), 2.36%, 12/16/41		7,300	7,113,201
SLM Private Education Loan Trust(b):
Series 2011-A, Class A3, (LIBOR USD 1 Month +2.50%), 4.53%, 01/15/43(a)		2,784	2,795,142
Series 2011-C, Class A2B, 4.54%, 10/17/44		835	838,393
Series 2013-B, Class A2A, 1.85%, 06/17/30		64	64,260
SLM Student Loan Trust, Series 2013-4, Class A, (LIBOR USD 1 Month +0.55%), 2.57%, 06/25/43(a)		5,876	5,814,963
SMB Private Education Loan Trust(b):
Series 2015-A, Class A2A, 2.49%, 06/15/27		7,154	7,176,247
Series 2016-A, Class A2A, 2.70%, 05/15/31		5,466	5,512,270
Series 2016-B, Class A2A, 2.43%, 02/17/32		4,583	4,598,873
Series 2018-A, Class A2A, 3.50%, 02/15/36		21,515	22,568,518
Series 2018-B, Class A2B, (LIBOR USD 1 Month +0.72%), 2.75%, 01/15/37(a)		11,460	11,403,986
Series 2019-A, Class A2A, 3.44%, 07/15/36		6,210	6,474,438
SoFi Professional Loan Program LLC(b):
Series 2015-A, Class A1, (LIBOR USD 1 Month +1.20%), 3.22%, 03/25/33(a)		2,375	2,384,348
Series 2015-D, Class A2, 2.72%, 10/27/36		6,341	6,394,297
Series 2016-A, Class A2, 2.76%, 12/26/36		2,981	2,999,296
Series 2016-C, Class A2B, 2.36%, 12/27/32		2,731	2,740,264
Series 2016-D, Class A2B, 2.34%, 04/25/33		2,669	2,676,065
Series 2016-E, Class A2B, 2.49%, 01/25/36		1,797	1,804,366
Series 2017-C, Class A2A, 1.75%, 07/25/40		1,093	1,091,482
Series 2018-A, Class A2B, 2.95%, 02/25/42		7,770	7,919,046
Series 2019-A, Class A2FX, 3.69%, 06/15/48		6,180	6,548,760

82	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-B, Class A2FX, 3.09%, 08/17/48	USD	4,080	$4,227,227
SoFi Professional Loan Program Trust(b):
Series 2018-C, Class A2FX, 3.59%, 01/25/48		4,663	4,857,176
Series 2018-D, Class A1FX, 3.12%, 02/25/48		5,580	5,624,729
Sound Point CLO XV Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month +2.50%), 4.76%, 01/23/29(a)(b)		1,500	1,490,158
Soundview Home Loan Trust, Series 2003-2, Class A2, (LIBOR USD 1 Month +1.30%), 3.32%, 11/25/33(a)		364	369,624
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.20%, 05/27/36(b)		29,933	30,253,238
Springleaf Funding Trust(b):
Series 2015-BA, Class A, 3.48%, 05/15/28		5,363	5,422,658
Series 2017-AA, Class A, 2.68%, 07/15/30		8,215	8,234,182
TICP CLO I Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month +0.80%), 3.08%, 07/20/27(a)(b)		8,135	8,106,176
Towd Point Mortgage Trust(b)(c):
Series 2016-3, Class A1, 2.25%, 04/25/56		8,084	8,051,529
Series 2016-4, Class A1, 2.25%, 07/25/56		11,150	11,083,759
Treman Park CLO Ltd., Series 2015-1A, Class ARR, (LIBOR USD 3 Month +1.07%), 3.35%, 10/20/28(a)(b)		50,000	50,078,355
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month +0.89%), 3.19%, 04/15/29(a)(b)		5,070	5,069,668
Voya CLO Ltd., Series 2014-3A, Class A1R, (LIBOR USD 3 Month +0.72%), 3.00%, 07/25/26(a)(b)		7,225	7,211,943
Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%, 04/20/26(b)		790	788,946

Total Asset-Backed Securities — 21.9% (Cost: $1,609,896,618)			1,620,287,753

Corporate Bonds — 33.8%

Aerospace & Defense — 0.9%
Boeing Co. (The), 2.70%, 05/01/22		4,580	4,669,727
Northrop Grumman Corp., 2.55%, 10/15/22		14,910	15,109,419
Rockwell Collins, Inc., 2.80%, 03/15/22		3,693	3,753,729
Rolls-Royce plc, 2.13%, 06/18/21	EUR	1,220	1,377,535
United Technologies Corp.:
3.35%, 08/16/21	USD	26,970	27,666,517
1.95%, 11/01/21		10,000	9,992,125
1.13%, 12/15/21	EUR	2,880	3,211,832
3.65%, 08/16/23	USD	1,090	1,153,473
1.15%, 05/18/24	EUR	1,580	1,793,172

			68,727,529

Air Freight & Logistics — 0.0%
FedEx Corp., 0.45%, 08/05/25		2,272	2,478,055

Airlines — 0.3%
American Airlines Group, Inc., 5.00%, 06/01/22(b)	USD	1,155	1,199,294
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 07/15/20(b)		3,331	3,386,898
Continental Airlines Pass-Through Trust, Series 2000-1, Class B, 8.39%, 11/01/20		2	1,883
Delta Air Lines, Inc.:
2.88%, 03/13/20		6,535	6,548,952
2.60%, 12/04/20		6,980	6,992,370

Security		Par (000)	Value

Airlines (continued)
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21	USD	429	$440,779

			18,570,176

Auto Components — 0.1%
ZF North America Capital, Inc.(b):
4.00%, 04/29/20		5,894	5,932,371
4.50%, 04/29/22		2,431	2,487,601

			8,419,972

Automobiles — 0.6%
Daimler Finance North America LLC, 3.35%, 05/04/21(b)		5,520	5,610,935
Daimler International Finance BV, 0.25%, 08/09/21	EUR	610	668,355
Hyundai Capital America, 2.55%, 04/03/20(b)	USD	4,680	4,690,238
Nissan Motor Acceptance Corp.(b):
2.25%, 01/13/20		12,670	12,665,430
2.13%, 03/03/20		9,045	9,037,844
Volkswagen Group of America Finance LLC(b):
2.40%, 05/22/20		6,500	6,503,408
2.70%, 09/26/22		2,145	2,155,296

			41,331,506

Banks — 8.1%
AIB Group plc, (LIBOR USD 3 Month +1.87%), 4.26%, 04/10/25(a)(b)		2,985	3,103,917
Bancolombia SA, 5.95%, 06/03/21		11,615	12,239,306
Bank of America Corp.:
(LIBOR USD 3 Month +0.66%), 2.37%, 07/21/21(a)		12,225	12,244,286
(LIBOR USD 3 Month +0.37%), 2.74%, 01/23/22(a)		3,500	3,519,817
2.50%, 10/21/22		19,800	19,934,604
3.30%, 01/11/23		21,340	22,047,803
(LIBOR USD 3 Month +1.02%), 2.88%, 04/24/23(a)		5,690	5,773,264
(LIBOR USD 3 Month +0.93%), 2.82%, 07/21/23(a)		14,500	14,720,355
Bank of America NA, (LIBOR USD 3 Month + 0.65%), 3.34%, 01/25/23(a)		1,740	1,786,315
Banque Federative du Credit Mutuel SA:
0.13%, 02/05/24	EUR	3,400	3,721,024
2.63%, 03/18/24		500	608,842
Barclays Bank plc, 2.65%, 01/11/21	USD	6,000	6,017,278
Barclays plc:
2.88%, 06/08/20		17,900	17,916,826
(LIBOR USD 3 Month +1.40%), 4.61%, 02/15/23(a)		6,970	7,237,981
CaixaBank SA, 0.75%, 04/18/23	EUR	4,200	4,674,152
Capital One NA, 2.35%, 01/31/20	USD	7,215	7,217,144
Citigroup, Inc.:
2.75%, 04/25/22		2,760	2,801,082
(LIBOR USD 3 Month +0.72%), 3.14%, 01/24/23(a)		500	509,110
Citizens Bank NA:
2.25%, 03/02/20		5,665	5,666,765
2.20%, 05/26/20		7,192	7,192,375
2.55%, 05/13/21		17,131	17,248,526
3.25%, 02/14/22		4,825	4,942,388
Commonwealth Bank of Australia, 2.05%, 09/18/20(b)		4,575	4,578,321
Credit Agricole SA, 0.88%, 01/19/22	EUR	4,900	5,466,679
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20	USD	23,300	23,518,483
Danske Bank A/S, (LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/22(a)(b)		17,255	17,318,233

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Discover Bank, 3.35%, 02/06/23	USD	5,225	$5,385,951
Fifth Third Bancorp, 2.60%, 06/15/22		2,700	2,728,903
HSBC Holdings plc, (LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)		16,480	16,776,499
Huntington National Bank (The):
2.38%, 03/10/20		8,680	8,687,482
2.88%, 08/20/20		11,820	11,898,723
3.13%, 04/01/22		4,255	4,357,132
ING Groep NV, 1.00%, 09/20/23	EUR	4,500	5,072,597
JPMorgan Chase & Co.:
2.55%, 03/01/21	USD	6,000	6,033,679
(LIBOR USD 3 Month +0.61%), 2.76%, 06/18/22(a)		13,095	13,134,865
3.25%, 09/23/22		13,100	13,540,154
(LIBOR USD 3 Month +0.94%), 2.78%, 04/25/23(a)		12,940	13,104,996
(LIBOR USD 3 Month +0.73%), 3.56%, 04/23/24(a)		5,865	6,116,044
(LIBOR USD 3 Month +0.89%), 3.80%, 07/23/24(a)		7,900	8,331,914
KeyBank NA, 2.25%, 03/16/20		9,420	9,427,070
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		11,887	12,001,422
3.54%, 07/26/21		2,005	2,050,122
3.22%, 03/07/22		11,470	11,739,866
Royal Bank of Scotland Group plc, 3.88%, 09/12/23		8,585	8,863,042
Santander Holdings USA, Inc.:
4.45%, 12/03/21		16,970	17,724,592
3.70%, 03/28/22		5,480	5,633,879
3.40%, 01/18/23		860	880,033
Santander UK Group Holdings plc:
3.57%, 01/10/23		1,715	1,739,509
(LIBOR USD 3 Month +1.08%), 3.37%, 01/05/24(a)		3,715	3,773,485
Santander UK plc, 5.00%, 11/07/23(b)		15,318	16,265,574
Societe Generale SA, 0.00%, 05/27/22	EUR	1,900	2,075,005
Sumitomo Mitsui Financial Group, Inc., 2.85%, 01/11/22	USD	15,220	15,426,339
SunTrust Banks, Inc.:
(LIBOR USD 3 Month +0.50%), 3.53%, 10/26/21(a)		19,125	19,393,787
2.70%, 01/27/22		1,655	1,673,481
Svenska Handelsbanken AB, 3.35%, 05/24/21		6,075	6,202,338
Toronto-Dominion Bank (The), 0.38%, 04/25/24	EUR	3,400	3,748,195
UBS Group Funding Switzerland AG(b):
2.65%, 02/01/22	USD	15,085	15,212,885
(LIBOR USD 3 Month +0.95%), 2.86%, 08/15/23(a)		5,810	5,872,676
Wells Fargo & Co.:
2.50%, 03/04/21		10,000	10,046,946
1.13%, 10/29/21	EUR	2,005	2,240,923
3.07%, 01/24/23	USD	1,855	1,889,030
3.75%, 01/24/24		8,005	8,470,409
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		37,630	37,961,949
Westpac Banking Corp., 3.15%, 01/16/24(b)		28,235	29,631,303

			597,117,675

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 01/23/25.		8,600	9,392,889
Coca-Cola Co. (The), 1.13%, 09/22/22	EUR	2,300	2,604,327
Keurig Dr Pepper, Inc., 4.06%, 05/25/23	USD	4,200	4,441,706

			16,438,922

Security		Par (000)	Value

Biotechnology — 0.3%
AbbVie, Inc.:
2.90%, 11/06/22	USD	1,945	$1,982,287
3.75%, 11/14/23		17,100	17,983,325
Celgene Corp., 2.75%, 02/15/23		3,030	3,084,027
Gilead Sciences, Inc., 3.25%, 09/01/22		1,965	2,030,049

			25,079,688

Capital Markets — 0.5%
Credit Suisse Group AG, 3.57%, 01/09/23(b)		8,565	8,758,157
Deutsche Bank AG, 4.25%, 02/04/21		11,560	11,689,133
ING Bank NV, 0.00%, 04/08/22	EUR	2,400	2,624,015
Moody’s Corp., 2.63%, 01/15/23	USD	5,085	5,146,090
Morgan Stanley, 2.75%, 05/19/22		105	106,525
UBS AG, (EUR Swap Annual 5 Year +3.40%), 4.75%, 02/12/26(a)	EUR	6,025	6,951,391
Volvo Treasury AB, (EURIBOR 3 Month + 0.65%), 0.22%, 09/13/21(a)		4,200	4,607,225

			39,882,536

Chemicals — 0.2%
Air Liquide Finance SA, 0.38%, 04/18/22		2,500	2,763,159
BASF SE, 2.00%, 12/05/22		4,520	5,259,768
International Flavors &Fragrances, Inc., 0.50%, 09/25/21		4,080	4,488,709

			12,511,636

Commercial Services &Supplies — 0.0%
Waste Management, Inc., 2.95%, 06/15/24	USD	2,710	2,804,209

Consumer Finance — 2.5%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		3,540	3,588,632
4.50%, 05/15/21		12,270	12,667,272
3.95%, 02/01/22		7,750	8,001,992
3.50%, 05/26/22		5,035	5,163,346
4.63%, 07/01/22		4,515	4,767,540
2.88%, 08/14/24		11,000	11,010,651
American Express Co., 2.50%, 08/01/22		3,865	3,903,799
American Honda Finance Corp., 1.38%, 11/10/22	EUR	890	1,012,433
Capital One Financial Corp.:
2.40%, 10/30/20	USD	4,420	4,432,604
3.20%, 01/30/23		10,000	10,262,653
Ford Motor Credit Co. LLC:
2.60%, 11/04/19		17,070	17,069,235
3.34%, 03/28/22		1,772	1,774,332
4.14%, 02/15/23		9,830	9,980,700
5.58%, 03/18/24		21,900	23,281,230
General Motors Financial Co., Inc.:
3.70%, 11/24/20		7,720	7,816,500
3.20%, 07/06/21		29,901	30,207,673
4.20%, 11/06/21		4,325	4,461,910
Harley-Davidson Financial Services, Inc., 2.15%, 02/26/20(b)		4,440	4,431,765
John Deere Capital Corp., 2.60%, 03/07/24		2,310	2,357,091
Synchrony Financial, 2.85%, 07/25/22		4,740	4,779,888
Volkswagen Leasing GmbH:
(EURIBOR 3 Month +0.45%), 0.07%, 08/02/21(a)	EUR	5,600	6,104,392
1.00%, 02/16/23		9,800	10,893,858

			187,969,496

Containers & Packaging — 0.0%
WRKCo, Inc., 3.75%, 03/15/25	USD	2,210	2,326,395

84	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services — 1.4%
AIG Global Funding, 1.95%, 10/18/19(b)	USD	1,255	$1,254,940
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		22,130	22,076,613
JPMorgan Chase Bank NA(a):
(LIBOR USD 3 Month +0.28%), 2.60%, 02/01/21		26,955	26,999,685
(LIBOR USD 3 Month +0.35%), 3.09%, 04/26/21		36,790	36,971,013
Shell International Finance BV, 1.25%, 03/15/22	EUR	950	1,072,938
Siemens Financieringsmaatschappij NV:
0.00%, 09/05/21		7,830	8,572,303
0.38%, 09/06/23		2,585	2,874,818

			99,822,310

Diversified Telecommunication Services — 1.5%
AT&T, Inc., 3.80%, 03/15/22	USD	21,950	22,786,029
BellSouth LLC, 4.27%, 04/26/20(b)(e)		36,000	36,362,880
Orange SA:
0.50%, 01/15/22	EUR	3,400	3,758,875
0.75%, 09/11/23		8,000	8,980,491
Telstra Corp. Ltd., 3.50%, 09/21/22		4,700	5,670,973
Verizon Communications, Inc.:
2.95%, 03/15/22	USD	25,515	26,125,040
0.50%, 06/02/22	EUR	1,675	1,851,883
3.88%, 02/08/29	USD	2,965	3,253,687

			108,789,858

Electric Utilities — 1.3%
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		8,085	8,451,371
American Electric Power Co., Inc., 2.15%, 11/13/20		10,525	10,531,114
Duke Energy Corp.:
1.80%, 09/01/21		21,874	21,776,394
3.95%, 10/15/23		8,435	8,952,527
ESB Finance DAC, 3.49%, 01/12/24	EUR	1,350	1,694,737
Exelon Corp., 2.45%, 04/15/21	USD	4,890	4,900,952
FirstEnergy Corp., Series A, 2.85%, 07/15/22		4,346	4,412,000
Florida Power & Light Co., (LIBOR USD 3 Month +0.40%), 2.64%, 05/06/22(a)		9,155	9,157,515
Iberdrola International BV, 3.50%, 02/01/21	EUR	4,000	4,573,618
ITC Holdings Corp., 2.70%, 11/15/22	USD	2,180	2,200,970
NextEra Energy Capital Holdings, Inc., 2.40%, 09/01/21.		16,865	16,969,055
RTE Reseau de Transport d’Electricite SADIR, 1.63%, 10/08/24	EUR	1,000	1,174,369

			94,794,622

Electrical Equipment — 0.1%
Eaton Capital Unlimited Co., 0.02%, 05/14/21		6,455	7,048,390
Schneider Electric SE, 0.25%, 09/09/24		1,400	1,547,457

			8,595,847

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20	USD	6,520	6,522,141

Energy Equipment & Services — 0.3%
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		6,130	6,232,039
Halliburton Co., 3.50%, 08/01/23		11,000	11,431,148
Schlumberger Finance BV, 0.00%, 10/15/24	EUR	1,520	1,654,056

			19,317,243

Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.45%, 09/15/21	USD	9,200	9,411,442
3.50%, 01/31/23		3,070	3,180,591
Crown Castle International Corp., 3.20%, 09/01/24		3,205	3,292,140

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Nationwide Health Properties, Inc., 6.59%, 07/07/38.	USD	1,400	$1,825,286

			17,709,459

Food Products — 0.4%
Conagra Brands, Inc., (LIBOR USD 3 Month + 0.75%), 3.03%, 10/22/20(a)		12,485	12,487,553
Kraft Heinz Foods Co., 4.88%, 02/15/25(b)		4,618	4,754,124
Wm Wrigley Jr. Co., 3.38%, 10/21/20(b)		8,820	8,945,653

			26,187,330

Health Care Equipment & Supplies — 0.6%
Abbott Ireland Financing DAC, 0.88%, 09/27/23	EUR	1,520	1,710,163
Abbott Laboratories, 2.90%, 11/30/21	USD	9,930	10,109,534
Becton Dickinson and Co.:
2.68%, 12/15/19		7,013	7,014,700
2.40%, 06/05/20		6,145	6,150,023
DH Europe Finance II SARL, 0.20%, 03/18/26	EUR	2,625	2,852,364
Medtronic Global Holdings SCA:
0.00%, 12/02/22		9,505	10,375,722
0.38%, 03/07/23		2,225	2,453,576

			40,666,082

Health Care Providers & Services — 0.6%
Anthem, Inc., 3.13%, 05/15/22	USD	2,685	2,746,556
Cigna Corp., 3.20%, 09/17/20		15,000	15,145,377
CVS Health Corp.:
3.35%, 03/09/21		9,930	10,088,792
2.63%, 08/15/24		495	497,201
4.30%, 03/25/28		9,250	10,002,351
Express Scripts Holding Co., 2.60%, 11/30/20		8,700	8,737,805

			47,218,082

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.:
3.95%, 10/15/20		4,525	4,605,613
1.88%, 11/07/22	EUR	4,020	4,630,781
Marriott International, Inc., 2.88%, 03/01/21	USD	2,620	2,643,243

			11,879,637

Household Products — 0.0%
Procter & Gamble Co. (The):
2.00%, 08/16/22	EUR	1,425	1,650,448
0.63%, 10/30/24		840	944,519

			2,594,967

Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC, 5.20%, 10/01/19.	USD	4,600	4,600,000
NRG Energy, Inc., 3.75%, 06/15/24(b)		1,940	1,996,280

			6,596,280

Industrial Conglomerates — 0.4%
General Electric Co., 5.50%, 01/08/20		3,700	3,728,722
Honeywell International, Inc., 1.30%, 02/22/23	EUR	12,010	13,695,830
Roper Technologies, Inc., 3.65%, 09/15/23	USD	8,180	8,586,996

			26,011,548

Insurance — 0.4%
Allianz Finance II BV, 0.25%, 06/06/23	EUR	2,500	2,760,843
American International Group, Inc.:
3.38%, 08/15/20	USD	3,952	3,998,792
6.40%, 12/15/20		1,965	2,064,877
Aon plc, 2.80%, 03/15/21		3,789	3,817,213
Marsh & McLennan Cos., Inc., 2.35%, 03/06/20		7,145	7,148,074
Metropolitan Life Global Funding I:
0.00%, 09/23/22	EUR	830	907,112
2.38%, 01/11/23		1,285	1,510,011
0.38%, 04/09/24		2,700	2,983,164
Pricoa Global Funding I, 2.45%, 09/21/22(b)	USD	4,090	4,125,678

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Willis Towers Watson plc, 5.75%, 03/15/21	USD	2,206	$2,312,515

			31,628,279

Interactive Media & Services — 0.1%
Baidu, Inc., 2.88%, 07/06/22		8,205	8,241,348

IT Services — 0.5%
Fiserv, Inc.:
3.50%, 10/01/22		8,270	8,589,808
2.75%, 07/01/24		45	45,782
International Business Machines Corp.:
0.38%, 01/31/23	EUR	2,665	2,943,303
3.00%, 05/15/24	USD	13,570	14,069,464
Mastercard, Inc., 1.10%, 12/01/22	EUR	3,955	4,469,086
PayPal Holdings, Inc., 2.40%, 10/01/24	USD	5,065	5,092,460
Total System Services, Inc., 3.75%, 06/01/23		4,640	4,828,919

			40,038,822

Machinery — 0.1%
Atlas Copco AB, 2.50%, 02/28/23	EUR	1,650	1,962,944
Illinois Tool Works, Inc., 0.25%, 12/05/24		1,930	2,123,352
Parker-Hannifin Corp., 2.70%, 06/14/24	USD	2,115	2,154,191

			6,240,487

Media — 0.9%
Charter Communications Operating LLC:
3.58%, 07/23/20		13,200	13,318,222
4.46%, 07/23/22		11,709	12,327,481
4.50%, 02/01/24		2,280	2,449,457
Comcast Corp., 3.70%, 04/15/24		9,410	10,034,019
Cox Communications, Inc., 3.15%, 08/15/24(b)		7,755	7,941,911
Discovery Communications LLC:
4.38%, 06/15/21		3,695	3,820,503
3.30%, 05/15/22		10,000	10,235,940
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		4,490	4,542,743
3.75%, 10/01/21		1,545	1,583,875
Sky Ltd., 1.50%, 09/15/21	EUR	2,040	2,292,814

			68,546,965

Metals & Mining — 0.0%
Anglo American Capital plc, 4.13%, 04/15/21(b)	USD	2,221	2,265,642

Multi-Utilities — 0.8%
CenterPoint Energy, Inc., 2.50%, 09/01/22		5,150	5,180,029
Dominion Energy, Inc.(e):
2.52%, 07/01/20		2,525	2,530,646
2.72%, 08/15/21		10,910	10,976,697
DTE Energy Co., Series D, 3.70%, 08/01/23		4,690	4,917,768
Engie SA, 0.38%, 02/28/23	EUR	3,600	3,978,753
Sempra Energy:
1.63%, 10/07/19	USD	7,405	7,404,297
(LIBOR USD 3 Month +0.50%), 2.80%, 01/15/21(a)		6,185	6,178,304
Veolia Environnement SA, 0.67%, 03/30/22	EUR	5,400	5,981,950
WEC Energy Group, Inc., 3.38%, 06/15/21	USD	12,505	12,776,244

			59,924,688

Oil, Gas & Consumable Fuels — 2.9%
Apache Corp.:
3.63%, 02/01/21		497	503,052
3.25%, 04/15/22		2,286	2,327,220
BP Capital Markets plc, 1.53%, 09/26/22	EUR	6,405	7,313,082
Concho Resources, Inc., 4.38%, 01/15/25	USD	8,530	8,841,726
Continental Resources, Inc., 3.80%, 06/01/24		11,070	11,280,934
Enbridge Energy Partners LP, 5.20%, 03/15/20		5,330	5,396,821
Enbridge, Inc., 2.90%, 07/15/22		530	540,008
Encana Corp., 3.90%, 11/15/21		4,850	4,968,561

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP:
4.15%, 10/01/20	USD	21,449	$21,768,725
3.60%, 02/01/23		2,900	2,978,987
4.50%, 04/15/24		1,433	1,527,494
Energy Transfer Partners LP, 5.00%, 10/01/22		12,400	13,156,296
Kinder Morgan Energy Partners LP, 4.25%, 09/01/24		1,530	1,640,545
Kinder Morgan, Inc., 5.00%, 02/15/21(b)		7,000	7,230,354
MPLX LP:
(LIBOR USD 3 Month +0.90%), 3.00%, 09/09/21(a)		8,130	8,156,992
6.25%, 10/15/22(b)		2,658	2,724,551
3.50%, 12/01/22(b)		4,885	5,023,638
Newfield Exploration Co., 5.63%, 07/01/24		38,388	42,347,297
Occidental Petroleum Corp.:
4.85%, 03/15/21		13,350	13,805,636
2.60%, 08/13/21		2,285	2,299,883
2.70%, 08/15/22		11,440	11,546,454
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		2,747	3,061,839
Spectra Energy Partners LP, 4.75%, 03/15/24		1,710	1,862,830
Sunoco Logistics Partners Operations LP,
5.50%, 02/15/20		3,000	3,030,922
Sunoco LP, 4.88%, 01/15/23		860	882,575
Total Capital International SA, 2.13%, 03/15/23	EUR	2,600	3,056,612
TransCanada PipeLines Ltd., 3.75%, 10/16/23	USD	1,580	1,665,780
Williams Cos., Inc. (The):
5.25%, 03/15/20		8,168	8,274,332
4.00%, 11/15/21		4,650	4,767,003
3.60%, 03/15/22		3,340	3,430,783
3.70%, 01/15/23		7,000	7,238,927

			212,649,859

Pharmaceuticals — 1.7%
Allergan Finance LLC, 3.25%, 10/01/22		12,773	13,045,959
Allergan Funding SCS:
3.00%, 03/12/20		25,100	25,171,700
3.45%, 03/15/22		39,913	40,902,087
Allergan, Inc., 2.80%, 03/15/23		6,200	6,256,543
Bayer US Finance II LLC, 4.25%, 12/15/25(b)		4,370	4,668,714
Bayer US Finance LLC, 2.38%, 10/08/19(b)		9,135	9,134,926
Merck Financial Services GmbH, 0.01%, 12/15/23	EUR	8,200	8,957,163
Novartis Finance SA, 0.50%, 08/14/23		815	910,298
Roche Finance Europe BV:
0.50%, 02/27/23		1,850	2,064,398
0.88%, 02/25/25		1,400	1,603,826
Sanofi, 0.00%, 09/13/22		1,200	1,313,839
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23	USD	4,600	4,689,469
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23(b)		6,815	7,339,558

			126,058,480

Real Estate Management & Development — 0.1%
Unique Pub Finance Co. plc (The), Series M, 7.40%, 03/28/24(e)	GBP	4,920	6,935,206

Road & Rail — 1.5%
CSX Corp., 3.70%, 10/30/20	USD	5,920	5,992,476
Penske Truck Leasing Co. LP(b):
3.05%, 01/09/20		20,121	20,145,217
3.30%, 04/01/21		7,930	8,036,797
3.38%, 02/01/22		14,259	14,552,896
4.25%, 01/17/23		3,235	3,421,061
2.70%, 03/14/23		11,114	11,201,634
2.70%, 11/01/24		3,595	3,602,565

86	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
Ryder System, Inc.:
2.65%, 03/02/20	USD	5,675	$5,682,183
2.88%, 09/01/20		2,250	2,264,648
2.80%, 03/01/22		11,000	11,139,460
2.88%, 06/01/22		3,575	3,632,095
3.75%, 06/09/23		4,735	4,967,642
3.65%, 03/18/24		9,500	9,981,126
2.50%, 09/01/24		3,110	3,121,198

			107,740,998

Semiconductors & Semiconductor Equipment — 1.3%
Analog Devices, Inc., 2.85%, 03/12/20		2,115	2,122,622
Broadcom Corp., 2.38%, 01/15/20		27,055	27,053,289
Broadcom, Inc., 3.13%, 04/15/21(b)		8,380	8,460,386
Lam Research Corp., 2.80%, 06/15/21		15,230	15,411,630
NXP BV(b):
4.13%, 06/01/21		18,800	19,289,333
4.63%, 06/15/22		3,820	3,998,315
3.88%, 09/01/22		15,404	15,897,027
QUALCOMM, Inc., 2.60%, 01/30/23		3,065	3,114,718

			95,347,320

Software — 0.2%
Amadeus Capital Markets SAU, 1.63%, 11/17/21	EUR	3,100	3,486,201
CA, Inc., 3.60%, 08/15/22	USD	3,655	3,727,806
Dassault Systemes SE, 0.00%, 09/16/22	EUR	2,800	3,062,955
SAP SE, 0.25%, 03/10/22		3,900	4,291,414

			14,568,376

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 1.00%, 11/10/22		5,250	5,938,973
Dell International LLC(b):
4.42%, 06/15/21	USD	4,668	4,813,211
5.45%, 06/15/23		24,470	26,630,174
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(e)		8,000	8,103,020
Xerox Corp., 3.50%, 08/20/20		8,620	8,645,429

			54,130,807

Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SE:
0.00%, 02/28/21	EUR	6,400	7,006,108
0.38%, 05/26/22		500	551,733

			7,557,841

Tobacco — 1.2%
Altria Group, Inc.:
3.49%, 02/14/22	USD	5,610	5,755,329
2.85%, 08/09/22		8,485	8,586,290
1.00%, 02/15/23	EUR	4,650	5,153,789
3.80%, 02/14/24	USD	7,700	8,049,308
BAT Capital Corp.:
2.76%, 08/15/22		8,765	8,842,396
3.22%, 08/15/24		10,000	10,109,491
2.79%, 09/06/24		21,500	21,313,981
BAT International Finance plc:
3.25%, 06/07/22(b)		545	556,733
0.88%, 10/13/23	EUR	2,400	2,648,338
Philip Morris International, Inc., 0.13%, 08/03/26		1,140	1,214,158
Reynolds American, Inc.:
6.88%, 05/01/20	USD	7,889	8,095,387
3.25%, 06/12/20		6,460	6,500,859

			86,826,059

Security		Par (000)	Value

Trading Companies & Distributors — 0.3%
Air Lease Corp., 2.63%, 07/01/22	USD	8,375	$8,409,119
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		7,310	7,339,581
International Lease Finance Corp., 4.63%, 04/15/21		5,702	5,871,812

			21,620,512

Transportation Infrastructure — 0.0%
Autoroutes du Sud de la France SA, 2.95%, 01/17/24	EUR	2,100	2,570,814

Wireless Telecommunication Services — 0.1%
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21(e)	USD	1,573	1,578,397
4.74%, 03/20/25		8,110	8,621,011

			10,199,408

Total Corporate Bonds — 33.8% (Cost: $2,475,125,764)			2,503,455,112

Foreign Agency Obligations — 0.3%

Brazil — 0.2%
Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21(b)		11,000	11,490,710

Chile — 0.1%
Empresa Nacional del Petroleo, 5.25%, 08/10/20(b)		6,150	6,282,609

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 2.88%, 04/16/24(b)		3,245	3,280,695

Total Foreign Agency Obligations — 0.3% (Cost: $20,388,073)			21,054,014

Foreign Government Obligations — 1.2%

Canada — 1.1%
Canada Housing Trust No. 1, 2.65%, 12/15/28(b)	CAD	100,195	81,086,973

Cyprus — 0.1%
Republic of Cyprus, 4.63%, 02/03/20(b)	EUR	8,454	9,366,660

Total Foreign Government Obligations — 1.2% (Cost: $88,605,249)			90,453,633

		Shares

Investment Companies — 2.2%
iShares Short Maturity Bond ETF*		3,180,000	160,081,199

Total Investment Companies — 2.2% (Cost: $159,438,279)			160,081,199

		Par (000)

Municipal Bonds — 0.3%
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23	USD	13,915	14,232,123
Series 2012E, RB, 3.72%, 12/01/23		8,400	8,780,520

Total Municipal Bonds — 0.3% (Cost: $21,397,051)			23,012,643

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 15.1%

Collateralized Mortgage Obligations — 2.1%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 4.59%, 11/25/33(c)	USD	339	$343,471
Bear Stearns ARM Trust, Series 2004-5, Class 2A, 4.47%, 07/25/34(c)		483	487,046
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.15%, 12/25/35(b)(c)*		19	16,809
Chase Home Lending Mortgage Trust(b)(c):
Series 2019-ATR2, Class A11, 2.92%, 07/25/49		4,967	4,986,732
Series 2019-ATR2, Class A3, 3.50%, 07/25/49		10,630	10,783,236
CHL Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 2.56%, 02/25/35(c)		350	339,868
Series 2005-17, Class 1A6, 5.50%, 09/25/35		775	777,536
Series 2005-HYB8, Class 2A1, 4.20%, 12/20/35(c)		977	875,035
Gosforth Funding plc, Series 2018-1A, Class A1, 2.58%, 08/25/60(b)(c)		10,581	10,573,800
JPMorgan Mortgage Trust(b)(c):
Series 2016-2, Class A1, 2.82%, 06/25/46		13,040	13,045,904
Series 2017-1, Class A4, 3.50%, 01/25/47		13,840	14,012,874
Series 2017-3, Class 1A6, 3.00%, 08/25/47		10,982	11,030,985
Series 2017-6, Class A6, 3.00%, 12/25/48		7,211	7,247,222
Lanark Master Issuer plc, Series 2019-1A, Class 1A1, 2.90%, 12/22/69(b)(c)		8,941	8,961,022
MortgageIT Trust, Series 2004-1, Class A1, 2.80%, 11/25/34(c)		954	961,943
National RMBS Trust, Series 2012-2, Class A1, 2.11%, 06/20/44(c)	AUD	966	653,516
New Residential Mortgage Loan Trust(b)(c):
Series 2016-3A, Class A1B, 3.25%, 09/25/56	USD	2,850	2,896,749
Series 2018-1A, Class A1A, 4.00%, 12/25/57		9,414	9,764,014
Permanent Master Issuer plc, Series 2018-1A, Class 1A1, 2.68%, 07/15/58(b)(c)		16,640	16,679,379
RCO V Mortgage LLC, Series 2019-1, Class A1, 3.72%, 05/24/24(b)(e)		9,540	9,579,361
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50%, 11/25/57		10,511	10,947,229
Sequoia Mortgage Trust(b)(c):
Series 2017-CH1, Class A2, 3.50%, 08/25/47		8,654	8,770,452
Series 2017-CH2, Class A10, 4.00%, 12/25/47		3,983	4,025,180
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.49%, 09/25/34(c)		836	800,583
TORRENS Trust, Series 2013-1, Class A, 2.01%, 04/12/44(c)	AUD	5,318	3,589,716
Walsh Acceptance, Series 1997-2, Class A, 4.19%, 03/01/27(b)(c)	USD	5	2,726

			152,152,388

Commercial Mortgage-Backed Securities — 13.0%
280 Park Avenue Mortgage Trust, Series 2017- 280P,Class D, 3.56%, 09/15/34(b)(c)		6,910	6,922,904
AOA Mortgage Trust, Series 2015-1177, Class D, 3.11%, 12/13/29(b)(c)		4,855	4,878,769
Aventura Mall Trust, Series 2013-AVM, Class A, 3.87%, 12/05/32(b)(c)		16,080	16,268,921

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BAMLL Commercial Mortgage Securities Trust(b):
Series 2012-PARK, Class A, 2.96%, 12/10/30	USD	4,175	$4,296,204
Series 2018-DSNY,Class A, 2.88%, 09/15/34(c)		12,495	12,463,642
BAMLL Trust, Series 2011-FSHN, Class D, 5.62%, 07/11/33(b)		7,600	7,908,139
BANK:
Series 2018-BN14, Class A2, 4.13%, 09/15/60		6,000	6,437,052
Series 2019-BN16, Class A2, 3.93%, 02/15/52		12,200	13,019,503
Bear Stearns Commercial Mortgage Securities Trust(c):
Series 2005-PW10, Class AJ, 5.78%, 12/11/40		19,428	19,846,683
Series 2005-PW10, Class B, 5.79%, 12/11/40		13,697	13,974,205
BX Commercial Mortgage Trust, Series 2018- IND, Class A, 2.78%, 11/15/35(b)(c)		4,712	4,711,666
Caesars Palace Las Vegas Trust, Series 2017- VICI, Class A, 3.53%, 10/15/34(b)		12,989	13,502,640
CFCRE Commercial Mortgage Trust, Series 2018-TAN, Class B, 4.69%, 02/15/33(b)		12,500	13,302,216
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.82%, 07/15/32(b)(c)		5,940	5,939,992
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Class A4, 3.02%, 09/10/45		14,552	14,887,830
Series 2013-375P,Class A, 3.25%, 05/10/35(b)		9,460	9,807,095
Series 2013-GC11, Class A3, 2.82%, 04/10/46		27,635	28,230,065
Series 2016-P3, Class A2, 2.74%, 04/15/49		13,102	13,158,147
CLNS Trust, Series 2017-IKPR, Class A, 2.85%, 06/11/32(b)(c)		21,360	21,306,468
Commercial Mortgage Trust:
Series 2012-CR1, Class A3, 3.39%, 05/15/45		9,571	9,820,367
Series 2012-CR3, Class A3, 2.82%, 10/15/45		7,746	7,853,331
Series 2013-CR10, Class ASB, 3.80%, 08/10/46		2,637	2,723,748
Series 2013-CR12, Class A4, 4.05%, 10/10/46		15,633	16,660,466
Series 2013-CR13, Class A4, 4.19%, 11/10/46(c)		4,515	4,866,510
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		5,367	5,530,143
Series 2014-UBS3, Class ASB, 3.37%, 06/10/47		18,853	19,349,245
Series 2014-UBS5, Class ASB, 3.55%, 09/10/47		7,294	7,510,478
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		1,800	1,858,576
Series 2015-CR22, Class A3, 3.21%, 03/10/48		28,180	28,669,520
Series 2015-CR23, Class A2, 2.85%, 05/10/48		16,620	16,624,564
Series 2015-CR24, Class ASB, 3.45%, 08/10/48		7,580	7,857,850
Series 2015-LC21, Class A2, 2.98%, 07/10/48		30,242	30,298,000

88	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-LC21, Class ASB, 3.42%, 07/10/48	USD	9,600	$9,967,488
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 02/10/34(b)		22,521	23,000,275
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class A4, 3.51%, 04/15/50		6,563	6,955,990
Series 2015-C1, Class ASB, 3.35%, 04/15/50		13,700	14,141,817
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 2.85%, 06/15/35(b)(c)		6,418	6,415,678
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		8,312	8,570,336
Great Wolf Trust, Series 2017-WOLF, Class A, 2.88%, 09/15/34(b)(c)		5,980	5,978,083
GS Mortgage Securities Corp. II, Series 2013-GC10, Class A4, 2.68%, 02/10/46		4,540	4,617,806
GS Mortgage Securities Corp. Trust(b):
Series 2012-ALOH, Class A, 3.55%, 04/10/34		17,000	17,490,691
Series 2018-FBLU, Class A, 2.98%, 11/15/35(c)		12,230	12,229,880
Series 2019-SOHO, Class A, 2.93%, 06/15/36(c)		12,154	12,165,339
GS Mortgage Securities Trust:
Series 2011-GC5, Class AS, 5.21%, 08/10/44(b)(c)		8,891	9,309,638
Series 2012-GC6, Class A3, 3.48%, 01/10/45		11,008	11,248,046
Series 2013-GC13, Class AAB, 3.72%, 07/10/46(c)		6,190	6,361,404
Series 2013-GC14, Class A3, 3.53%, 08/10/46		7,899	7,947,407
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		9,484	9,821,966
Series 2019-GC38, Class A2, 3.87%, 02/10/52		8,134	8,691,966
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 3.18%, 05/15/38(b)(c)		18,950	18,967,720
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB, 3.66%, 09/15/47		6,692	6,924,292
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, 07/15/50		17,260	17,769,460
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2019-BKWD, Class A, 3.05%, 09/15/29(b)(c)		1,864	1,866,133
JPMorgan Chase Commercial Mortgage Securities Trust(b):
Series 2003-CB7, Class F, 5.89%, 01/12/38(c)		522	522,917
Series 2011-C4, Class A4, 4.39%, 07/15/46		34,406	35,272,125
Series 2012-HSBC, Class A, 3.09%, 07/05/32		16,133	16,532,978
Series 2018-WPT, Class AFX, 4.25%, 07/05/33		7,070	7,564,286
KNDL Mortgage Trust(b)(c):
Series 2019-KNSQ, Class A, 2.83%, 05/15/36		9,012	9,011,963
Series 2019-KNSQ, Class D, 3.38%, 05/15/36		2,972	2,972,464
LMREC, Inc., Series 2015-CRE1, Class AR, 3.02%, 02/22/32(b)(c)		1,276	1,270,060
Madison Avenue Trust, Series 2013-650M, Class A, 3.84%, 10/12/32(b)		16,255	16,412,327

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.04%, 11/15/46	USD	11,900	$12,737,870
Series 2013-C9, Class AAB, 2.66%, 05/15/46		4,335	4,369,950
Series 2014-C15, Class A4, 4.05%, 04/15/47		9,800	10,525,622
Series 2014-C18, Class ASB, 3.62%, 10/15/47		9,900	10,226,350
Series 2014-C19, Class A2, 3.10%, 12/15/47		245	245,288
Series 2014-C19, Class ASB, 3.33%, 12/15/47		7,950	8,185,299
Series 2015-C23, Class A2, 2.98%, 07/15/50		25,100	25,129,477
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 6.14%, 06/11/42(c)		5,329	5,662,267
Series 2012-C4, Class A4, 3.24%, 03/15/45		12,941	13,202,028
Series 2014-CPT, Class A, 3.35%, 07/13/29(b)		11,100	11,293,565
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		4,215	4,317,632
Series 2018-BOP, Class A, 2.88%, 08/15/33(b)(c)		3,810	3,790,914
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 3.15%, 06/15/35(b)(c)		6,084	6,065,148
PFP Ltd., Series 2019-5, Class A, 3.00%, 04/14/36(b)(c)		6,851	6,854,909
RAIT Trust, Series 2017-FL7, Class A, 2.98%, 06/15/37(b)(c)		733	730,720
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 05/10/45		4,205	4,298,459
UBS-Barclays Commercial Mortgage Trust:
Series 2013-C5, Class AS, 3.35%, 03/10/46(b)		9,713	9,992,972
Series 2013-C6, Class ASB, 2.79%, 04/10/46		5,644	5,690,628
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/30(b)		17,397	17,801,278
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class ASB, 3.48%, 08/15/50		10,962	11,289,284
Series 2015-C28, Class ASB, 3.31%, 05/15/48		4,986	5,161,512
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		8,810	9,212,908
WFRBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		28,691	29,370,305
Series 2012-C10, Class ASB, 2.45%, 12/15/45		13,495	13,533,858
Series 2012-C6, Class A4, 3.44%, 04/15/45		1,970	2,008,746
Series 2014-C21, Class ASB, 3.39%, 08/15/47		14,198	14,524,448
Series 2014-C21, Class ASBF, 2.58%, 08/15/47(b)(c)		3,673	3,677,153
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,629,643

			961,013,707

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.0%(c)
Commercial Mortgage Trust, Series 2015- CR23, Class XA, 1.08%, 05/10/48	USD	39,397	$1,374,281
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 02/10/34(b)		99,250	1,472,548

			2,846,829

Total Non-Agency Mortgage-Backed Securities — 15.1% (Cost: $1,113,922,750)			1,116,012,924

U.S. Government Sponsored Agency Securities — 19.0%

Collateralized Mortgage Obligations — 1.4%
Federal Home Loan Mortgage Corp.:
Series 1165, Class LD, 7.00%, 11/15/21		24	24,566
Series 3710, Class MG, 4.00%, 08/15/25(e)		928	983,190
Series 3959, Class MA, 4.50%, 11/15/41		2,215	2,366,325
Series 3986, Class M, 4.50%, 09/15/41		2,716	2,870,490
Series 4459, Class BN, 3.00%, 08/15/43		9,777	10,122,492
Series 4569, Class JA, 3.00%, 03/15/42		14,365	14,597,892
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2017-DNA2, Class M1, (LIBOR USD 1 Month +1.20%), 3.22%, 10/25/29		15,969	16,021,196
Series 2017-HQA3, Class M1, (LIBOR USD 1 Month +0.55%), 2.57%, 04/25/30		384	383,863
Federal National Mortgage Association:
Series 2011-48, Class MG,
4.00%, 06/25/26(e)		1,667	1,773,207
Series 2011-84, Class MG, 4.00%, 09/25/26(e)		2,259	2,365,707
Series 2014-48, Class AB, 4.00%, 10/25/40		6,646	6,811,932
Federal National Mortgage Association Variable Rate Notes:
Series 1997-20, Class FB, 3.02%, 03/25/27(f)		95	95,291
Series 2017-C02, Class 2M1, (LIBOR USD 1 Month +1.15%), 3.17%, 09/25/29(a)		4,232	4,238,906
Series 2017-C04, Class 2M1, (LIBOR USD 1 Month +0.85%), 2.87%, 11/25/29(a)		6,051	6,053,518
Government National Mortgage Association:
Series 2013-131, Class PA, 3.50%, 06/16/42		5,215	5,332,073
Series 2018-36, Class AM, 3.00%, 07/20/45		26,540	27,181,416

			101,222,064

Commercial Mortgage-Backed Securities — 0.3%
Federal Home Loan Mortgage Corp., Series KJ05, Class A2, 2.16%, 10/25/21		11,543	11,574,622
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KIR2, Class A1, 2.75%, 03/25/27		7,584	7,792,520

			19,367,142

Interest Only Commercial Mortgage-Backed Securities — 0.0%(f)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series K718, Class X1, 0.73%, 01/25/22		11,796	141,486
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.16%, 01/25/22		12,262	280,784
Government National Mortgage Association Variable Rate Notes, Series 2012-120, 0.78%, 02/16/53		24,879	1,218,996

			1,641,266

Mortgage-Backed Securities — 17.3%
Federal Home Loan Mortgage Corp.: 2.50%, 11/01/27		18,241	18,504,503

Security		Par (000)		Value

Mortgage-Backed Securities (continued)
4.00%, 02/01/34 - 03/01/34	USD	29,809		$31,813,619
4.50%, 07/01/47 - 03/01/49		111,585		121,977,331
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%), 2.93%, 10/01/45(a)		5,279		5,353,295
Federal National Mortgage Association Variable Rate Notes(a):
(LIBOR USD 12 Month +1.59%), 2.86%, 09/01/45		10,234		10,402,199
(LIBOR USD 12 Month +1.59%), 2.90%, 11/01/45		796		808,147
(LIBOR USD 12 Month +1.59%), 3.15%, 06/01/45		11,476		11,727,891
(LIBOR USD 12 Month +1.73%), 3.32%, 09/01/42		7,742		7,948,853
Uniform Mortgage-Backed Securities:
2.50%, 12/01/27 - 04/01/32		52,976		53,534,446
2.50%, 10/25/34(g)		119,912		120,930,783
3.00%, 12/01/26 - 04/01/33		71,739		73,669,172
3.00%, 10/25/34(g)		32,874		33,603,392
3.50%, 04/01/34		4,475		4,718,480
4.00%, 04/01/26 - 05/01/34		141,581		148,918,249
4.00%, 10/25/34 - 11/25/49(g)		460,363		477,901,504
4.50%, 10/25/34(g)		10,490		10,809,112
4.50%, 03/01/47 - 06/01/49		139,953		151,281,764
5.00%, 04/01/21		—	(h)	393
5.50%, 06/01/20 - 10/01/21		136		138,756
6.50%, 04/01/21		12		12,386

				1,284,054,275

Total U.S. Government Sponsored Agency Securities — 19.0% (Cost: $1,395,967,564)				1,406,284,747

U.S. Treasury Obligations — 11.9%
U.S. Treasury Notes:
1.63%, 06/30/20		1,000		998,242
1.88%, 06/30/20		22,200		22,201,734
2.00%, 07/31/20		75,000		75,079,102
1.38%, 09/30/20		350,000		348,468,750
1.75%, 10/31/20		13,000		12,991,367
1.50%, 08/15/22 - 09/15/22		426,300		425,435,719

Total U.S. Treasury Obligations — 11.9% (Cost: $884,516,187)				885,174,914

Total Long-Term Investments — 105.7% (Cost: $7,769,257,535)				7,825,816,939

Short-Term Securities — 2.3%

Commercial Paper — 0.6%
VW Credit, Inc.: 3.02%, 10/25/19 - 11/06/19(b)(i)		43,000		42,915,601

Total Commercial Paper — 0.6% (Cost: $42,893,520)				42,915,601

90	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds — 0.6%(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%*	47,697,236	$47,697,236
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.77%	17,664	17,664

Total Money Market Funds — 0.6% (Cost: $47,714,900)		47,714,900

Total Repurchase Agreements — 1.1% (Cost: $80,000,000)		80,000,000

Total Short-Term Securities — 2.3% (Cost: $170,608,420)		170,630,501

Total Investments Before TBA Sale Commitments — 108.0% (Cost: $7,939,865,955)		7,996,447,440

	Par (000)

TBA Sale Commitments — (1.3)%

Mortgage-Backed Securities — (1.3)%
Uniform Mortgage-Backed Securities, 4.00%, 10/25/49(g)	92,763	(96,252,483)

Total TBA Sale Commitments — (1.3)% (Proceeds: $96,136,572)		(96,252,483)

Total Investments Net of TBA Sale Commitments — 106.7% (Cost: $7,843,729,383)		7,900,194,957

Liabilities in Excess of Other Assets — (6.7)%		(497,331,471)

Net Assets — 100.0%		$7,402,863,486

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	Amount is less than 500.
(i)	Rates are discount rates or a range of discount rates as of period end.
(j)	Annualized 7-day yield as of period end.
*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 09/30/18	Shares Purchased	Shares Sold	Par/Shares Held at 09/30/19	Value at 09/30/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation	)

BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	28,177,471	19,519,765	—	47,697,236	$47,697,236	$1,750,490	$—		$—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	18,554	—	—	18,554	16,809	2,047	—		357
iShares Short Maturity Bond ETF	1,180,000	2,000,000	—	3,180,000	160,081,199	3,211,963	—		642,900
iShares Short-Term Corporate Bond ETF(c)	—	1,300,000	(1,300,000)	—	—	177,919	337,126		—

					$207,795,244	$5,142,419	$337,126		$643,257

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Mizuho Securities USA LLC	2.65	%(a)	09/30/19	04/08/20	$80,000	$80,000	$ 81,126,637	Corporate/Debt Obligations, 2.31% to 8.55%, due 05/01/24 to 01/25/49	$ 103,857,731	$ 91,081,104

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

92	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury 2 Year Note	11,182	12/31/19	$2,409,721	$(5,979,205)

Short Contracts
Euro-Bobl	881	12/06/19	130,257	918,375
Euro-Bund	18	12/06/19	3,419	33,914
Euro-Schatz	548	12/06/19	67,094	183,537
Canada 10 Year Bond	769	12/18/19	82,771	495,899
U.S. Treasury 10 Year Note	916	12/19/19	119,366	(214,116)
U.S. Treasury 10 Year Ultra Note	118	12/19/19	16,804	(153,572)
U.S. Treasury Long Bond	60	12/19/19	9,739	144,506
U.S. Treasury Ultra Bond	3	12/19/19	576	12,226
U.S. Treasury 5 Year Note	5,464	12/31/19	651,027	1,141,457

				2,562,226

				$(3,416,979)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	845,748	EUR	769,000	ANZ Banking Group Ltd.	10/03/19	$7,513
USD	250,453,474	EUR	227,159,000	Bank of America NA	10/03/19	2,842,704
USD	6,100,764	EUR	5,518,000	Barclays Bank plc	10/03/19	85,963
USD	2,055,540	EUR	1,856,000	Commonwealth Bank of Australia	10/03/19	32,439
USD	2,953,845	EUR	2,665,000	Goldman Sachs International	10/03/19	48,907
USD	534,739	EUR	487,000	Goldman Sachs International	11/05/19	2,474
CAD	24,627,340	AUD	27,250,000	State Street Bank and Trust Co.	12/18/19	175,256

						3,195,256

USD	852,127	AUD	1,263,000	State Street Bank and Trust Co.	10/03/19	(367)
USD	76,862,471	CAD	102,141,000	Bank of America NA	10/03/19	(235,135)
USD	929,129	GBP	761,000	State Street Bank and Trust Co.	10/03/19	(6,598)
AUD	27,250,000	CAD	24,817,044	BNP Paribas SA	12/18/19	(318,634)

						(560,734)

Net Unrealized Appreciation						$2,634,522

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	94,700	$(1,911,572)	$(1,974,582)	$63,010
ITRAXX.EUR.Main.32.V1	1.00%	Quarterly	12/20/24	EUR	12,175	(313,316)	(320,680)	7,364

						$(2,224,888)	$(2,295,262)	$70,374

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	A		USD	68,000		$1,473,870	$1,509,258	$(35,388)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	B		USD	52,000		3,567,448	3,437,420	130,028

									$5,041,318	$4,946,678	$94,640

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month BA	Semi-Annual	1.64%	Semi-Annual	08/19/21	CAD	244,230	$(844,515)	$(14,573)	$(829,942)
1.55%	Semi-Annual	3 month LIBOR	Quarterly	08/21/21	USD	182,540	486,964	10,373	476,591

							$ (357,551)	$(4,200)	$(353,351)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	2,086	$(10,894)	$3,388	$(14,282)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	2,086	(13,338)	6,065	(19,403)
BAT International Finance plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	4,874	(80,635)	(2,265)	(78,370)
BAT International Finance plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	3,249	(53,751)	(1,519)	(52,232)
BAT International Finance plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	3,249	(53,752)	(10,666)	(43,086)
Allstate Corp. (The)	1.00%	Quarterly	Morgan Stanley &Co. International plc	06/20/24	USD	7,000	(253,591)	(247,990)	(5,601)
American International Group, Inc.	1.00%	Quarterly	Morgan Stanley &Co. International plc	06/20/24	USD	7,000	(97,656)	(106,565)	8,909
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,239	64,624	111,039	(46,415)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,239	64,623	108,408	(43,785)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,239	64,624	101,810	(37,186)
Apache Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	6,283	125,371	187,235	(61,864)
CBS Corp.	1.00%	Quarterly	Goldman Sachs Bank USA	06/20/24	USD	10,000	(177,610)	(69,063)	(108,547)
ConocoPhillips	1.00%	Quarterly	Morgan Stanley &Co. International plc	06/20/24	USD	7,000	(166,835)	(165,095)	(1,740)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,242	(11,168)	35,501	(46,669)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,242	(11,168)	24,301	(35,469)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,242	(11,168)	18,610	(29,778)
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,242	(11,168)	29,887	(41,055)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	7,000	(64,800)	(90,433)	25,633
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,468	(32,101)	(20,112)	(11,989)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,734	(16,051)	(9,266)	(6,785)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,734	(16,051)	(9,280)	(6,771)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,468	(32,101)	(15,402)	(16,699)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	3,468	(32,100)	(18,509)	(13,591)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,420	18,270	54,580	(36,310)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,420	18,270	42,391	(24,121)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,420	18,270	57,598	(39,328)
Hess Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,420	18,270	59,679	(41,409)
Kinder Morgan, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(112,870)	(97,734)	(15,136)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	3,441	(7,135)	58,080	(65,215)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	689	(1,428)	11,003	(12,431)
Lowe’s Cos., Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(223,392)	(186,302)	(37,090)
Mondelez International, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(196,140)	(179,542)	(16,598)

94	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Northrop Grumman Systems Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	$(255,049)	$(241,125)	$(13,924)
Pfizer, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	7,000	(235,493)	(224,823)	(10,670)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	2,858	(103,223)	(104,550)	1,327
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	3,355	(121,176)	(120,000)	(1,176)
Financial Guaranty Insurance Company	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/24	USD	1,500	45,822	48,061	(2,239)
People’s Republic of China	1.00%	Quarterly	Bank of America NA	12/20/24	USD	34,342	(897,718)	(920,940)	23,222

							$(2,861,418)	$(1,883,545)	$(977,873)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	2,086	$10,894	$(3,817)	$14,711
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	2,086	13,338	(5,397)	18,735
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	A	USD	3,302	117,229	104,407	12,822
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	A	USD	2,911	103,356	97,111	6,245
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BBB	USD	5,228	25,676	115,313	(89,637)
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BBB	USD	1,743	8,559	34,481	(25,922)
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BBB	USD	6,970	34,235	138,420	(104,185)
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BBB	USD	6,059	29,756	120,482	(90,726)
Financial Guaranty
Insurance Company	1.00%	Quarterly	Citibank NA	06/20/24	BBB-	USD	15,005	(842,169)	(1,085,499)	243,330
International Business Machines Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	A	USD	20,000	541,158	511,874	29,284

								$42,032	$27,375	$14,657

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	Canadian Bankers Acceptances	1.97%
3 month LIBOR	London Interbank Offered Rate	2.09%

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$4,957,051	$(2,309,835)	$676,993	$(865,330)
OTC Swaps	2,079,724	(3,935,894)	384,218	(1,347,434)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,929,914	$—	$2,929,914
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,195,256	—	—	3,195,256
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	200,402	—	—	476,591	—	676,993
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,463,942	—	—	—	—	2,463,942

	$—	$2,664,344	$—	$3,195,256	$3,406,505	$—	$9,266,105

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	6,346,893	—	6,346,893
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	560,734	—	—	560,734
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	35,388	—	—	829,942	—	865,330
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,283,328	—	—	—	—	5,283,328

	$—	$5,318,716	$—	$560,734	$7,176,835	$—	$13,056,285

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(11,798,464)	$—	$(11,798,464)
Forward foreign currency exchange contracts	—	—	—	6,793,402	—	—	6,793,402
Options purchased(a)	—	(91,875)	—	—	(5,355,047)	—	(5,446,922)
Options written	—	(49,125)	—	—	(2,020,354)	—	(2,069,479)
Swaps	—	3,498,848	—	—	458,275	(439,764)	3,517,359

	$—	$3,357,848	$—	$6,793,402	$(18,715,590)	$(439,764)	$(9,004,104)

96	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(3,777,792)	—	(3,777,792)
Forward foreign currency exchange contracts	—	—	—	2,206,972	—	—	2,206,972
Options purchased(b)	—	—	—	—	683,211	—	683,211
Options written	—	—	—	—	(6,688,092)	—	(6,688,092)
Swaps	—	(960,403)	—	—	5,389,337	—	4,428,934

	$—	$(960,403)	$—	$2,206,972	$(4,393,336)	$—	$(3,146,767)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,749,669,982
Average notional value of contracts — short	870,958,637
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	274,261,801
Average amounts sold — in USD	67,337,970
Options:
Average notional value of swaption contracts purchased	678,242,250
Average notional value of swaption contracts written	1,568,935,000
Credit default swaps:
Average notional value — buy protection	160,360,155
Average notional value — sell protection	162,733,223
Interest rate swaps:
Average notional value — pays fixed rate	447,192,000
Average notional value — receives fixed rate	308,883,201
Inflation swaps:
Average notional value — pays fixed rate	15,388,575

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$553,796	$401,344
Forward foreign currency exchange contracts	3,195,256	560,734
Swaps — Centrally cleared	48,432	—
Swaps — OTC(a)	2,463,942	5,283,328

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,261,426	$6,245,406
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(602,228)	(401,344)

Total derivative assets and liabilities subject to an MNA	$5,659,198	$5,844,062

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	97

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)

ANZ Banking Group Ltd.	$7,513	$—	$—	$—	$7,513
Bank of America NA	2,886,702	(1,179,295)	—	—	1,707,407
Barclays Bank plc	85,963	—	—	—	85,963
BNP Paribas SA	290,995	(290,995)	—	—	—
Citibank NA	243,330	(243,330)	—	—	—
Commonwealth Bank of Australia	32,439	—	—	—	32,439
Goldman Sachs International	51,381	—	—	—	51,381
JPMorgan Chase Bank NA	1,876,710	(1,222,752)	—	(570,000)	83,958
Morgan Stanley & Co. International plc	8,909	(8,909)	—	—	—
State Street Bank and Trust Co.	175,256	(6,965)	—	—	168,291

	$5,659,198	$(2,952,246)	$—	$(570,000)	$2,136,952

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)

Bank of America NA	$1,179,295	$(1,179,295)	$—	$—	$—
BNP Paribas SA	622,006	(290,995)	—	—	331,011
Citibank NA	1,085,499	(243,330)	—	(842,169)	—
Goldman Sachs Bank USA	177,610	—	—	—	177,610
JPMorgan Chase Bank NA	1,222,752	(1,222,752)	—	—	—
Morgan Stanley & Co. International plc	1,549,935	(8,909)	—	(1,541,026)	—
State Street Bank and Trust Co.	6,965	(6,965)	—	—	—

	$5,844,062	$(2,952,246)	$—	$(2,383,195)	$508,621

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

98	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2019	BlackRock Low Duration Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,612,699,853	$7,587,900	$1,620,287,753
Corporate Bonds(a)	—	2,503,455,112	—	2,503,455,112
Foreign Agency Obligations(a)	—	21,054,014	—	21,054,014
Foreign Government Obligations(a)	—	90,453,633	—	90,453,633
Investment Companies	160,081,199	—	—	160,081,199
Municipal Bonds	—	23,012,643	—	23,012,643
Non-Agency Mortgage-Backed Securities	—	1,116,012,924	—	1,116,012,924
U.S. Government Sponsored Agency Securities	—	1,406,284,747	—	1,406,284,747
U.S. Treasury Obligations	—	885,174,914	—	885,174,914
Short-Term Securities:
Commercial Paper	—	42,915,601	—	42,915,601
Money Market Funds	47,714,900	—	—	47,714,900
Repurchase Agreements	—	80,000,000	—	80,000,000
Liabilities:
Investments:
TBA Sale Commitments	—	(96,252,483)	—	(96,252,483)

	$207,796,099	$7,684,810,958	$7,587,900	$7,900,194,957

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$584,620	$—	$584,620
Foreign currency exchange contracts	—	3,195,256	—	3,195,256
Interest rate contracts	2,929,914	476,591	—	3,406,505
Liabilities:
Credit contracts	—	(1,382,822)	—	(1,382,822)
Foreign currency exchange contracts	—	(560,734)	—	(560,734)
Interest rate contracts	(6,346,893)	(829,942)	—	(7,176,835)

	$(3,416,979)	$1,482,969	$—	$(1,934,010)

(a)	See above Schedule of Investments for values in each industry or country.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	99

Statements of Assets and Liabilities

September 30, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

ASSETS
Investments at value — unaffiliated (b)(c)	$4,115,837,150	$16,579,705,806	$7,708,652,196
Investments at value — affiliated (d)	45,790,217	681,285,736	207,795,244
Cash	653,996	5,718,157	12,574
Cash pledged:
Collateral — OTC derivatives	870,000	6,320,000	3,770,000
Collateral — TBA commitments	—	—	1,234,343
Futures contracts	5,330,520	252,950	7,882,000
Centrally cleared swaps	4,565,778	—	4,814,000
Foreign currency at value (e)	6,634,830	9,046,350	6,926,004
Repurchase agreements at value — unaffiliated (f)	—	—	80,000,000
Receivables:
Investments sold	371,064,015	95,241,517	254,086,411
Securities lending income — affiliated	—	21,321	—
Swaps	6,421	—	—
TBA sale commitments	306,733,181	—	96,136,572
Capital shares sold	6,260,070	80,298,819	18,857,582
Dividends — affiliated	113,328	674,427	507,559
Dividends — unaffiliated	583	570,787	218,801
Interest — unaffiliated	22,776,869	246,117,408	32,098,126
From the Manager	173,923	—	211,140
Variation margin on futures contracts	227,028	10,411	553,796
Variation margin on centrally cleared swaps	21,557	—	48,432
Swap premiums paid	256,611	303,790	2,079,724
Unrealized appreciation on:
Forward foreign currency exchange contracts	6,644,057	4,958,542	3,195,256
OTC swaps	694,262	2,058,778	384,218
Prepaid expenses	128,757	508,803	147,179
Other assets	—	43,311	—

Total assets	4,894,783,153	17,713,136,913	8,429,611,157

LIABILITIES
Cash received:
Collateral — OTC derivatives	260,000	—	570,000
Collateral — TBA commitments	102,732	—	—
Cash collateral on securities loaned at value	—	6,668,116	—
TBA sale commitments at value (g)	307,011,559	—	96,252,483
Payables:
Investments purchased	1,223,882,538	359,035,735	901,199,964
Accounting services fees	60,227	195,299	95,459
Administration fees	103,101	732,354	213,868
Board realignment and consolidation	137,344	907,907	—
Capital shares redeemed	5,609,189	101,734,492	16,490,554
Custodian fees	85,373	144,577	57,291
Income dividend distributions	1,425,847	10,113,357	1,916,488
Investment advisory fees	873,828	5,533,220	1,668,216
Trustees’ and Officer’s fees	3,500	39,439	14,569
Other affiliates	6,285	95,743	—
Printing fees	25,878	254,176	44,847
Professional fees	150,497	203,296	99,565
Registration fees	69,299	372,544	127,254
Service and distribution fees	153,000	616,417	411,984
Transfer agent fees	508,464	3,780,044	1,248,570
Other accrued expenses	89,652	290,923	91,153
Variation margin on futures contracts	60,339	5,939	401,344
Swap premiums received	468,371	5,964,987	3,935,894
Unrealized depreciation on:
Forward foreign currency exchange contracts	3,359,955	716,349	560,734
OTC swaps	504,604	4,615,913	1,347,434

Total liabilities	1,544,951,582	502,020,827	1,026,747,671

NET ASSETS	$3,349,831,571	$17,211,116,086	$7,402,863,486

100	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

September 30, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio
NET ASSETS CONSIST OF
Paid-in capital	$3,260,689,904	$17,814,999,257	$7,429,741,063
Accumulated earnings (loss)	89,141,667	(603,883,171)	(26,877,577)

NET ASSETS	$3,349,831,571	$17,211,116,086	$7,402,863,486

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$4,004,981,063	$16,281,135,549	$7,652,711,970
(c) Securities loaned at value	$—	$5,571,323	$—
(d) Investments at cost — affiliated	$45,790,217	$680,512,079	$207,153,985
(e) Foreign currency at cost	$6,665,549	$9,052,441	$7,041,509
(f) Repurchase agreements at cost — unaffiliated	$—	$—	$80,000,000
(g) Proceeds from TBA sale commitments	$306,733,181	$—	$96,136,572

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Assets and Liabilities  (continued)

September 30, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

NET ASSET VALUE
Institutional
Net assets	$1,935,102,019	$10,693,109,753	$5,374,564,103

Share outstanding (h)	195,108,543	1,392,589,495	557,669,397

Net asset value	$9.92	$7.68	$9.64

Service
Net assets	$40,194,603	$154,657,603	$30,950,198

Share outstanding (h)	4,051,548	20,131,196	3,212,961

Net asset value	$9.92	$7.68	$9.63

Investor A
Net assets	$492,425,566	$1,329,155,994	$1,318,473,382

Share outstanding (h)	49,576,969	173,155,748	136,847,847

Net asset value	$9.93	$7.68	$9.63

Investor A1
Net assets	$—	$—	$8,621,142

Share outstanding (h)	—	—	894,091

Net asset value	$—	$—	$9.64

Investor C
Net assets	$49,847,515	$262,203,982	$152,889,980

Share outstanding (h)	5,039,887	34,109,392	15,876,251

Net asset value	$9.89	$7.69	$9.63

Investor C1
Net assets	$—	$1,339,347	$—

Share outstanding (h)	—	174,147	—

Net asset value	$—	$7.69	$—

Investor C2
Net assets	$—	$—	$13,073

Share outstanding (h)	—	—	1,357

Net asset value	$—	$—	$9.63

Investor C3
Net assets	$—	$—	$462,591

Share outstanding (h)	—	—	48,047

Net asset value	$—	$—	$9.63

Class K
Net assets	$829,549,379	$4,644,939,263	$512,940,148

Share outstanding (h)	83,389,972	604,502,347	53,272,337

Net asset value	$9.95	$7.68	$9.63

Class R
Net assets	$2,712,489	$125,710,144	$3,948,869

Share outstanding (h)	272,970	16,374,247	409,989

Net asset value	$9.94	$7.68	$9.63

(h)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

102	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended September 30, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)	BlackRock Low Duration Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$698,532	$13,032,266	$5,140,372
Dividends — unaffiliated	7,287	11,597,440	25,673
Interest — affiliated	—	—	2,047
Interest — unaffiliated	106,758,218	991,430,311	192,333,326
Securities lending income — affiliated — net	—	382,233	—
Foreign taxes withheld	(83,793)	(5,704)	—

Total investment income	107,380,244	1,016,436,546	197,501,418

EXPENSES
Investment advisory	10,536,998	64,463,253	18,784,341
Transfer agent — class specific	2,646,442	14,519,181	6,128,757
Service and distribution — class specific	1,769,759	7,077,599	5,046,768
Administration	1,174,490	5,215,946	2,328,199
Administration — class specific	621,083	3,135,405	1,317,249
Accounting services	231,645	822,355	368,261
Registration	199,427	818,939	563,463
Custodian	126,976	237,222	80,791
Professional	110,069	292,967	126,636
Board realignment and consolidation	95,572	499,201	235,491
Trustees and Officer	39,045	174,415	78,182
Printing	24,341	236,230	162,090
Recoupment of past waived and/or reimbursed fees — class specific	—	6,708	—
Miscellaneous	122,053	197,763	179,346

Total expenses excluding interest expense	17,697,900	97,697,184	35,399,574
Interest expense	2,549,230	423,214	94

Total expenses	20,247,130	98,120,398	35,399,668

Less:
Transfer agent fees waived and/or reimbursed — class specific	(1,471,312)	(67,703)	(2,280,303)
Fees waived and/or reimbursed by the Manager	(757,748)	(638,107)	(636,895)
Administration fees waived — class specific	(621,083)	(158,230)	(1,278,521)

Total expenses after fees waived and/or reimbursed	17,396,987	97,256,358	31,203,949

Net investment income	$89,983,257	$919,180,188	$166,297,469

F I N A N C I A L S T A T E M E N T S	103

Statements of Operations  (continued)

Year Ended September 30, 2019

	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio (a)		BlackRock Low Duration Bond Portfolio

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$—	$(1,516,254)		$337,126
Investments — unaffiliated	45,684,999	(348,062,977)		11,234,506
Forward foreign currency exchange contracts	(1,729,114)	56,570,364		6,793,402
Foreign currency transactions	732,119	(1,899,048)		570,072
Futures contracts	10,068,040	(8,888,014)		(11,798,464)
Options written	987,030	10,468,050		(2,069,479)
Payment by affiliate	—	—		7,407 (b)
In-kind redemptions	—	(6,621,345	)(c)	—
Swaps	(952,921)	10,555,914		3,517,359

	54,790,153	(289,393,310)		8,591,929

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	770,889		643,257
Investments — unaffiliated	161,788,460	318,996,286		116,753,566
Forward foreign currency exchange contracts	(52,595)	1,138,865		2,206,972
Foreign currency translations	31,663	(1,028,661)		(84,237)
Futures contracts	4,605,290	(704,691)		(3,777,792)
Options written	(57,715)	—		(6,688,092)
Swaps	(269,329)	(11,618,050)		4,428,934
Unfunded floating rate loan interests	—	(7,631)		—

	166,045,774	307,547,007		113,482,608

Net realized and unrealized gain	220,835,927	18,153,697		122,074,537

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$310,819,184	$937,333,885		$288,372,006

(a)	Consolidated Statement of Operations.
(b)	Includes a payment by an affiliate of $7,407 to compensate for a trade operating error.
(c)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

104	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$89,983,257	$79,371,813
Net realized gain (loss)	54,790,153	(43,337,388)
Net change in unrealized appreciation (depreciation)	166,045,774	(84,829,163)

Net increase (decrease) in net assets resulting from operations	310,819,184	(48,794,738)

DISTRIBUTIONS TO SHAREHOLDERS (a)(b)
Institutional	(54,866,553)	(49,176,129)
Service	(1,140,698)	(1,313,225)
Investor A	(12,439,292)	(11,068,762)
Investor C	(1,075,593)	(1,076,563)
Class K	(22,749,446)	(20,266,346)
Class R	(69,151)	(69,177)

Decrease in net assets resulting from distributions to shareholders	(92,340,733)	(82,970,202)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	126,135,356	3,157,226

NET ASSETS (b)
Total increase (decrease) in net assets	344,613,807	(128,607,714)
Beginning of year	3,005,217,764	3,133,825,478

End of year	$3,349,831,571	$3,005,217,764

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets  (continued)

	BlackRock High Yield Bond Portfolio (a)		BlackRock Low Duration Bond Portfolio

	Year Ended September 30,		Year Ended September 30,

	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$919,180,188	$872,463,488	$166,297,469	$116,564,645
Net realized gain (loss)	(289,393,310)	114,756,370	8,591,929	(27,184,611)
Net change in unrealized appreciation (depreciation)	307,547,007	(452,252,714)	113,482,608	(55,762,909)

Net increase in net assets resulting from operations	937,333,885	534,967,144	288,372,006	33,617,125

DISTRIBUTIONS TO SHAREHOLDERS (b)(c)
From net investment income:
Institutional	(580,933,412)	(531,199,992)	(124,569,486)	(81,907,734)
Service	(9,749,405)	(11,541,240)	(777,510)	(610,577)
Investor A	(72,925,661)	(78,539,545)	(31,842,725)	(24,927,180)
Investor A1	—	—	(237,126)	(203,510)
Investor B	—	(2,353)	—	—
Investor B1	—	(3,549)	—	—
Investor C	(14,058,610)	(17,220,416)	(2,783,764)	(2,339,410)
Investor C1	(121,119)	(533,144)	—	—
Investor C2	—	—	(3,312)	(12,375)
Investor C3	—	—	(12,932)	(23,728)
Class K	(250,925,461)	(270,216,627)	(10,204,261)	(4,580,840)
Class R	(6,710,371)	(6,686,249)	(83,184)	(78,663)
From return of capital:
Institutional	—	—	(2,335,509)	(7,528,485)
Service	—	—	(14,577)	(64,339)
Investor A	—	—	(597,009)	(2,610,782)
Investor A1	—	—	(4,446)	(19,768)
Investor C	—	—	(52,192)	(406,288)
Investor C2	—	—	(62)	(1,416)
Investor C3	—	—	(242)	(3,788)
Class K	—	—	(191,316)	(410,717)
Class R	—	—	(1,560)	(9,502)

Decrease in net assets resulting from distributions to shareholders	(935,424,039)	(915,943,115)	(173,711,213)	(125,739,102)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,246,394,497	(1,215,307,142)	1,270,043,891	1,243,421,397

NET ASSETS (c)
Total increase (decrease) in net assets	1,248,304,343	(1,596,283,113)	1,384,704,684	1,151,299,420
Beginning of year	15,962,811,743	17,559,094,856	6,018,158,802	4,866,859,382

End of year	$17,211,116,086	$15,962,811,743	$7,402,863,486	$6,018,158,802

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

106	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Institutional
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.25	$9.65	$9.86	$9.65	$9.63
Net investment income (a)	0.28	0.25	0.23	0.21	0.21
Net realized and unrealized gain (loss)	0.68	(0.39)	(0.19)	0.24	0.05
Net increase (decrease) from investment operations	0.96	(0.14)	0.04	0.45	0.26
Distributions from net investment income (b)	(0.29)	(0.26)	(0.25)	(0.24)	(0.24)

Net asset value, end of year	$9.92	$9.25	$9.65	$9.86	$9.65

Total Return (c)
Based on net asset value	10.52%	(1.50)%	0.46%	4.78%	2.66%

Ratios to Average Net Assets
Total expenses	0.60%	0.62%	0.66%	0.62%	0.60%(d)
Total expenses after fees waived and/or reimbursed	0.51%	0.54%	0.52%	0.50%	0.46%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43%	0.44%	0.43%	0.45%	0.46%
Net investment income	2.94%	2.61%	2.36%	2.16%	2.15%

Supplemental Data
Net assets, end of year (000)	$1,935,102	$1,762,677	$1,778,980	$1,853,077	$1,774,919
Portfolio turnover rate (e)	684%	658%	712%	594%	863%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(e)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	481%	455%	493%	422%	616%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Service
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.25	$9.65	$9.86	$9.66	$9.63
Net investment income (a)	0.26	0.22	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.67	(0.39)	(0.18)	0.23	0.05
Net increase (decrease) from investment operations	0.93	(0.17)	0.02	0.41	0.23
Distributions from net investment income (b)	(0.26)	(0.23)	(0.23)	(0.21)	(0.20)

Net asset value, end of year	$9.92	$9.25	$9.65	$9.86	$9.66

Total Return (c)
Based on net asset value	10.24%	(1.74)%	0.20%	4.32%	2.44%

Ratios to Average Net Assets
Total expenses (d)	0.94%	0.98%	0.92%	0.87%	0.90%
Total expenses after fees waived and/or reimbursed	0.76%	0.79%	0.78%	0.84%	0.80%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%	0.69%	0.68%	0.79%	0.80%
Net investment income	2.70%	2.36%	2.11%	1.81%	1.86%

Supplemental Data
Net assets, end of year (000)	$40,195	$49,375	$55,196	$55,154	$46,481
Portfolio turnover rate (e)	684%	658%	712%	594%	863%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	0.92%	0.80%	N/A
(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	481%	455%	493%	422%	616%

See notes to financial statements.

108	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Investor A
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.26	$9.66	$9.87	$9.67	$9.64
Net investment income (a)	0.26	0.22	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.67	(0.39)	(0.18)	0.23	0.05
Net increase (decrease) from investment operations	0.93	(0.17)	0.02	0.41	0.23
Distributions from net investment income (b)	(0.26)	(0.23)	(0.23)	(0.21)	(0.20)

Net asset value, end of year	$9.93	$9.26	$9.66	$9.87	$9.67

Total Return (c)
Based on net asset value	10.24%	(1.74)%	0.21%	4.32%	2.42%

Ratios to Average Net Assets
Total expenses	0.93%	0.97%	0.96%	0.91%	0.89%(d)
Total expenses after fees waived and/or reimbursed	0.76%	0.79%	0.78%	0.84%	0.80%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%	0.69%	0.68%	0.79%	0.80%
Net investment income	2.69%	2.36%	2.11%	1.81%	1.82%

Supplemental Data
Net assets, end of year (000)	$492,426	$427,610	$470,559	$503,640	$474,202
Portfolio turnover rate (e)	684%	658%	712%	594%	863%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(e)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	481%	455%	493%	422%	616%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Investor C
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.22	$9.62	$9.83	$9.63	$9.60
Net investment income (a)	0.19	0.15	0.13	0.10	0.10
Net realized and unrealized gain (loss)	0.67	(0.39)	(0.19)	0.24	0.06
Net increase (decrease) from investment operations	0.86	(0.24)	(0.06)	0.34	0.16
Distributions from net investment income (b)	(0.19)	(0.16)	(0.15)	(0.14)	(0.13)

Net asset value, end of year	$9.89	$9.22	$9.62	$9.83	$9.63

Total Return (c)
Based on net asset value	9.45%	(2.49)%	(0.55)%	3.55%	1.66%

Ratios to Average Net Assets
Total expenses (d)	1.68%	1.68%	1.68%	1.63%	1.62%
Total expenses after fees waived and/or reimbursed	1.51%	1.54%	1.52%	1.59%	1.55%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43%	1.44%	1.44%	1.54%	1.55%
Net investment income	1.96%	1.63%	1.35%	1.06%	1.07%

Supplemental Data
Net assets, end of year (000)	$49,848	$61,437	$71,628	$110,227	$109,272
Portfolio turnover rate (e)	684%	658%	712%	594%	863%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.68%	N/A	1.61%

(e) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	481%	455%	493%	422%	616%

See notes to financial statements.

110	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Class K
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.28	$9.68	$9.89	$9.68	$9.65
Net investment income (a)	0.29	0.25	0.23	0.21	0.22
Net realized and unrealized gain (loss)	0.67	(0.39)	(0.18)	0.25	0.05
Net increase (decrease) from investment operations	0.96	(0.14)	0.05	0.46	0.27
Distributions from net investment income (b)	(0.29)	(0.26)	(0.26)	(0.25)	(0.24)

Net asset value, end of year	$9.95	$9.28	$9.68	$9.89	$9.68

Total Return (c)
Based on net asset value	10.55%	(1.44)%	0.52%	4.83%	2.83%

Ratios to Average Net Assets
Total expenses	0.51%	0.54%	0.54%	0.49%	0.47%(d)
Total expenses after fees waived and/or reimbursed	0.46%	0.49%	0.48%	0.45%	0.41%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38%	0.39%	0.38%	0.40%	0.40%
Net investment income	2.99%	2.66%	2.41%	2.20%	2.21%

Supplemental Data
Net assets, end of year (000)	$829,549	$701,197	$753,563	$701,478	$728,521
Portfolio turnover rate (e)	684%	658%	712%	594%	863%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(e)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	481%	455%	493%	422%	616%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Core Bond Portfolio
	Class R
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$9.27	$9.67	$9.88	$9.67	$9.64
Net investment income (a)	0.23	0.20	0.18	0.15	0.15
Net realized and unrealized gain (loss)	0.68	(0.39)	(0.19)	0.25	0.06
Net increase (decrease) from investment operations	0.91	(0.19)	(0.01)	0.40	0.21
Distributions from net investment income (b)	(0.24)	(0.21)	(0.20)	(0.19)	(0.18)

Net asset value, end of year	$9.94	$9.27	$9.67	$9.88	$9.67

Total Return (c)
Based on net asset value	9.95%	(1.98)%	(0.04)%	4.16%	2.17%

Ratios to Average Net Assets
Total expenses	1.21%	1.25%	1.24%	1.21%	1.17%
Total expenses after fees waived and/or reimbursed	1.01%	1.04%	1.03%	1.09%	1.05%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93%	0.94%	0.93%	1.04%	1.05%
Net investment income	2.45%	2.13%	1.86%	1.56%	1.57%

Supplemental Data
Net assets, end of year (000)	$2,712	$2,921	$3,900	$3,761	$3,050
Portfolio turnover rate (d)	684%	658%	712%	594%	863%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	481%	455%	493%	422%	616%

See notes to financial statements.

112	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Institutional
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.67	$7.85	$7.61	$7.42	$8.20
Net investment income (a)	0.44	0.42	0.43	0.41	0.40
Net realized and unrealized gain (loss)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	0.46	0.26	0.71	0.65	(0.22)

Distributions (b)
From net investment income	(0.45)	(0.44)	(0.47)	(0.46)	(0.44)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.45)	(0.44)	(0.47)	(0.46)	(0.56)
Net asset value, end of year	$7.68	$7.67	$7.85	$7.61	$7.42

Total Return (c)
Based on net asset value	6.34%	3.48%	9.64%(d)	9.21%	(2.82)%

Ratios to Average Net Assets (e)
Total expenses	0.60%	0.61%	0.62%	0.61%(f)	0.59%
Total expenses after fees waived and/or reimbursed	0.60%	0.61%	0.61%	0.61%	0.59%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.60%	0.61%	0.59%	0.60%	0.58%
Net investment income	5.89%	5.49%	5.61%	5.58%	5.08%

Supplemental Data
Net assets, end of year (000)	$10,693,110	$9,680,691	$9,728,106	$9,031,925	$10,926,678
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Service
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.67	$7.85	$7.62	$7.42	$8.20
Net investment income (a)	0.42	0.40	0.41	0.39	0.38
Net realized and unrealized gain (loss)	0.02	(0.16)	0.27	0.25	(0.62)
Net increase (decrease) from investment operations	0.44	0.24	0.68	0.64	(0.24)

Distributions (b)
From net investment income	(0.43)	(0.42)	(0.45)	(0.44)	(0.42)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.43)	(0.42)	(0.45)	(0.44)	(0.54)
Net asset value, end of year	$7.68	$7.67	$7.85	$7.62	$7.42

Total Return (c)
Based on net asset value	6.06%	3.19%	9.15%(d)	9.04%	(3.13)%

Ratios to Average Net Assets (e)
Total expenses (f)	0.87%	0.90%	0.93%	0.90%	0.90%
Total expenses after fees waived and/or reimbursed	0.87%	0.89%	0.93%	0.89%	0.90%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.87%	0.89%	0.90%	0.89%	0.90%
Net investment income	5.64%	5.20%	5.31%	5.32%	4.76%

Supplemental Data
Net assets, end of year (000)	$154,658	$176,188	$231,741	$378,766	$303,043
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	0.90%	N/A	0.90%	N/A

See notes to financial statements.

114	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Investor A
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.67	$7.85	$7.61	$7.42	$8.20
Net investment income (a)	0.42	0.40	0.41	0.39	0.38
Net realized and unrealized gain (loss)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	0.44	0.24	0.69	0.63	(0.24)

Distributions (b)
From net investment income	(0.43)	(0.42)	(0.45)	(0.44)	(0.42)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.43)	(0.42)	(0.45)	(0.44)	(0.54)

Net asset value, end of year	$7.68	$7.67	$7.85	$7.61	$7.42

Total Return (c)
Based on net asset value	6.00%	3.15%	9.29%(d)	8.86%	(3.11)%

Ratios to Average Net Assets (e)
Total expenses (f)	0.94%	0.96%	0.98%	0.93%	0.93%
Total expenses after fees waived and/or reimbursed	0.92%	0.93%	0.94%	0.93%	0.92%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.92%	0.93%	0.91%	0.92%	0.92%
Net investment income	5.58%	5.17%	5.29%	5.27%	4.75%

Supplemental Data
Net assets, end of year (000)	$1,329,156	$1,326,541	$1,672,705	$3,733,406	$2,797,049
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%
(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	0.97%	0.90%	0.89%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Investor C
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.68	$7.86	$7.62	$7.43	$8.21
Net investment income (a)	0.37	0.35	0.35	0.33	0.32
Net realized and unrealized gain (loss)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	0.39	0.19	0.63	0.57	(0.30)

Distributions (b)
From net investment income	(0.38)	(0.37)	(0.39)	(0.38)	(0.36)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.38)	(0.37)	(0.39)	(0.38)	(0.48)

Net asset value, end of year	$7.69	$7.68	$7.86	$7.62	$7.43

Total Return (c)
Based on net asset value	5.25%	2.43%	8.48% (d)	8.04%	(3.85)%

Ratios to Average Net Assets (e)
Total expenses	1.64%	1.64%	1.69%	1.69%	1.67%(f)
Total expenses after fees waived and/or reimbursed	1.64%	1.63%	1.68%	1.69%	1.67%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.64%	1.63%	1.66%	1.68%	1.66%
Net investment income	4.87%	4.47%	4.55%	4.51%	4.00%

Supplemental Data
Net assets, end of year (000)	$262,204	$329,005	$417,276	$539,243	$578,935
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

116	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Investor C1
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.68	$7.86	$7.62	$7.43	$8.21
Net investment income (a)	0.38	0.36	0.36	0.34	0.33
Net realized and unrealized gain (loss)	0.02	(0.16)	0.29	0.25	(0.62)
Net increase (decrease) from investment operations	0.40	0.20	0.65	0.59	(0.29)
Distributions (b)
From net investment income	(0.39)	(0.38)	(0.41)	(0.40)	(0.37)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.39)	(0.38)	(0.41)	(0.40)	(0.49)

Net asset value, end of year	$7.69	$7.68	$7.86	$7.62	$7.43

Total Return (c)
Based on net asset value	5.39%	2.65%	8.67% (d)	8.23%	(3.68)%

Ratios to Average Net Assets (e)
Total expenses	1.51%	1.43%	1.51%	1.51%	1.49%
Total expenses after fees waived and/or reimbursed	1.48%	1.43%	1.51%	1.51%	1.49%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.48%	1.43%	1.48%	1.50%	1.49%
Net investment income	5.00%	4.69%	4.75%	4.69%	4.19%

Supplemental Data
Net assets, end of year (000)	$1,339	$9,409	$12,353	$52,539	$61,492
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Class K
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.68	$7.85	$7.62	$7.42	$8.20
Net investment income (a)	0.45	0.43	0.44	0.42	0.41
Net realized and unrealized gain (loss)	0.01	(0.15)	0.27	0.25	(0.62)
Net increase (decrease) from investment operations	0.46	0.28	0.71	0.67	(0.21)
Distributions (b)
From net investment income	(0.46)	(0.45)	(0.48)	(0.47)	(0.45)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.46)	(0.45)	(0.48)	(0.47)	(0.57)

Net asset value, end of year	$7.68	$7.68	$7.85	$7.62	$7.42

Total Return (c)
Based on net asset value	6.32%	3.73%	9.59%(d)	9.44%	(2.76)%

Ratios to Average Net Assets (e)
Total expenses (f)	0.49%	0.50%	0.53%	0.53%	0.53%
Total expenses after fees waived and/or reimbursed	0.49%	0.50%	0.52%	0.53%	0.51%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.49%	0.50%	0.50%	0.52%	0.51%
Net investment income	5.99%	5.59%	5.70%	5.71%	5.17%

Supplemental Data
Net assets, end of year (000)	$4,644,939	$4,312,394	$5,363,522	$5,028,654	$1,853,500
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	0.49%	0.50%	0.53%	0.53%	N/A

See notes to financial statements.

118	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Bond Portfolio
	Class R
	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.67	$7.85	$7.61	$7.42	$8.20
Net investment income (a)	0.40	0.38	0.38	0.36	0.35
Net realized and unrealized gain (loss)	0.02	(0.16)	0.28	0.24	(0.62)
Net increase (decrease) from investment operations	0.42	0.22	0.66	0.60	(0.27)

Distributions (b)
From net investment income	(0.41)	(0.40)	(0.42)	(0.41)	(0.39)
From net realized gain	—	—	—	—	(0.12)
Total distributions	(0.41)	(0.40)	(0.42)	(0.41)	(0.51)
Net asset value, end of year	$7.68	$7.67	$7.85	$7.61	$7.42

Total Return (c)
Based on net asset value	5.69%	2.83%	8.94% (d)	8.51%	(3.43)%

Ratios to Average Net Assets (e)
Total expenses (f)	1.22%	1.24%	1.26%	1.26%	1.23%
Total expenses after fees waived and/or reimbursed	1.21%	1.24%	1.26%	1.26%	1.23%
Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.21%	1.24%	1.23%	1.25%	1.22%
Net investment income	5.28%	4.86%	4.96%	4.95%	4.46%

Supplemental Data
Net assets, end of year (000)	$125,710	$128,584	$132,868	$113,010	$97,300
Portfolio turnover rate	102%	90%	86%	90%	70%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.01%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	N/A	N/A	1.26%	1.26%	1.22%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Institutional
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.47		$9.63	$9.65	$9.68	$9.74
Net investment income (a)	0.25		0.21	0.16	0.16	0.16
Net realized and unrealized gain (loss)	0.18		(0.14)	0.02	—	(0.04)
Net increase from investment operations	0.43		0.07	0.18	0.16	0.12

Distributions (b)
From net investment income	(0.26)		(0.21)	(0.20)	(0.19)	(0.18)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.26)		(0.23)	(0.20)	(0.19)	(0.18)
Net asset value, end of year	$9.64		$9.47	$9.63	$9.65	$9.68

Total Return (d)
Based on net asset value	4.59%	(e)	0.69% (e)	1.88%	1.63%	1.19%

Ratios to Average Net Assets
Total expenses	0.45%	(f)	0.52% (g)	0.49% (g)	0.50%	0.52%(g)
Total expenses after fees waived and/or reimbursed	0.40%	(f)	0.48%	0.43%	0.47%	0.45%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%	(f)	0.40%	0.41%	0.45%	0.45%
Net investment income	2.60%	(f)	2.21%	1.69%	1.66%	1.61%

Supplemental Data
Net assets, end of year (000)	$5,374,564		$4,274,410	$3,097,000	$3,020,681	$2,885,841
Portfolio turnover rate (h)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

120	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Service
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income (a)	0.22		0.18	0.14	0.13	0.13
Net realized and unrealized gain (loss)	0.17		(0.14)	0.02	(0.01)	(0.05)
Net increase from investment operations	0.39		0.04	0.16	0.12	0.08

Distributions (b)
From net investment income	(0.23)		(0.18)	(0.17)	(0.15)	(0.15)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.23)		(0.20)	(0.17)	(0.15)	(0.15)
Net asset value, end of year	$9.63		$9.47	$9.63	$9.64	$9.67

Total Return (d)
Based on net asset value	4.23%	(e)	0.43% (e)	1.73%	1.29%	0.78%

Ratios to Average Net Assets
Total expenses (f)	0.76%	(g)	0.87%	0.81%	0.81%	0.88%
Total expenses after fees waived and/or reimbursed	0.65%	(g)	0.74%	0.68%	0.81%	0.77%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.65%	(g)	0.66%	0.67%	0.79%	0.77%
Net investment income	2.36%	(g)	1.93%	1.41%	1.32%	1.31%

Supplemental Data
Net assets, end of year (000)	$30,950		$29,050	$37,710	$60,358	$56,550
Portfolio turnover rate (h)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Expense ratios	N/A		N/A	0.81%	0.78%	0.88%

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%
See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Investor A
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income (a)	0.22		0.18	0.14	0.13	0.12
Net realized and unrealized gain (loss)	0.17		(0.14)	0.02	(0.01)	(0.04)
Net increase from investment operations	0.39		0.04	0.16	0.12	0.08

Distributions (b)
From net investment income	(0.23)		(0.18)	(0.17)	(0.15)	(0.15)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.23)		(0.20)	(0.17)	(0.15)	(0.15)
Net asset value, end of year	$9.63		$9.47	$9.63	$9.64	$9.67

Total Return (d)
Based on net asset value	4.23%	(e)	0.43% (e)	1.73%	1.29%	0.75%

Ratios to Average Net Assets
Total expenses (f)	0.78%	(g)	0.88%	0.81%	0.83%	0.86%
Total expenses after fees waived and/or reimbursed	0.65%	(g)	0.74%	0.68%	0.81%	0.79%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.65%	(g)	0.66%	0.66%	0.79%	0.79%
Net investment income	2.35%	(g)	1.94%	1.47%	1.32%	1.29%

Supplemental Data
Net assets, end of year (000)	$1,318,473		$1,267,494	$1,309,023	$875,788	$822,299
Portfolio turnover rate (h)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Expense ratios	N/A		N/A	N/A	N/A	0.85%

(g)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

122	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Investor A1
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.48		$9.64	$9.65	$9.68	$9.75
Net investment income (a)	0.24		0.20	0.15	0.15	0.14
Net realized and unrealized gain (loss)	0.17		(0.14)	0.03	(0.01)	(0.05)
Net increase from investment operations	0.41		0.06	0.18	0.14	0.09

Distributions (b)
From net investment income	(0.25)		(0.20)	(0.19)	(0.17)	(0.16)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.25)		(0.22)	(0.19)	(0.17)	(0.16)
Net asset value, end of year	$9.64		$9.48	$9.64	$9.65	$9.68

Total Return (d)
Based on net asset value	4.38%(e)		0.59%(e)	1.88%	1.48%	0.94%

Ratios to Average Net Assets
Total expenses	0.59%(f)		0.70%	0.66%	0.68%	0.69%
Total expenses after fees waived and/or reimbursed	0.50%(f)		0.59%	0.53%	0.62%	0.60%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%(f)		0.51%	0.51%	0.60%	0.60%
Net investment income	2.51%(f)		2.09%	1.59%	1.51%	1.47%

Supplemental Data
Net assets, end of year (000)	$8,621		$9,492	$10,751	$11,892	$14,742
Portfolio turnover rate (g)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Investor C
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.46		$9.63	$9.64	$9.67	$9.73
Net investment income (a)	0.15		0.11	0.06	0.06	0.05
Net realized and unrealized gain (loss)	0.18		(0.15)	0.03	(0.01)	(0.04)
Net increase (decrease) from investment operations	0.33		(0.04)	0.09	0.05	0.01

Distributions (b)
From net investment income	(0.16)		(0.11)	(0.10)	(0.08)	(0.07)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.16)		(0.13)	(0.10)	(0.08)	(0.07)
Net asset value, end of year	$9.63		$9.46	$9.63	$9.64	$9.67

Total Return (d)
Based on net asset value	3.56%	(e)	(0.42)%(e)	0.97%	0.55%	0.11%

Ratios to Average Net Assets
Total expenses	1.52%	(f)	1.62%	1.58%	1.59%	1.59%
Total expenses after fees waived and/or reimbursed	1.40%	(f)	1.49%	1.43%	1.55%	1.53%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.40%	(f)	1.41%	1.42%	1.53%	1.53%
Net investment income	1.61%	(f)	1.18%	0.67%	0.58%	0.54%

Supplemental Data
Net assets, end of year (000)	$152,890		$172,631	$243,527	$372,307	$361,424
Portfolio turnover rate (g)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

124	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Investor C2
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income (a)	0.21		0.17	0.11	0.11	0.11
Net realized and unrealized gain (loss)	0.17		(0.14)	0.04	—	(0.05)
Net increase from investment operations	0.38		0.03	0.15	0.11	0.06
Distributions (b)
From net investment income	(0.22)		(0.17)	(0.16)	(0.14)	(0.13)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.22)		(0.19)	(0.16)	(0.14)	(0.13)

Net asset value, end of year	$9.63		$9.47	$9.63	$9.64	$9.67

Total Return (d)
Based on net asset value	4.05%	(e)	0.28% (e)	1.57%	1.14%	0.60%

Ratios to Average Net Assets
Total expenses	1.21%	(f)	1.04%	0.97% (g)	0.98%	0.99%
Total expenses after fees waived and/or reimbursed	0.80%	(f)	0.89%	0.83%	0.96%	0.94%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.80%	(f)	0.81%	0.82%	0.94%	0.94%
Net investment income	2.19%	(f)	1.78%	1.20%	1.17%	1.14%

Supplemental Data
Net assets, end of year (000)	$13		$574	$852	$6,139	$6,938
Portfolio turnover rate (h)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Investor C3
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.46		$9.63	$9.64	$9.67	$9.73
Net investment income (a)	0.16		0.12	0.06	0.06	0.06
Net realized and unrealized gain (loss)	0.18		(0.15)	0.04	(0.01)	(0.06)
Net increase (decrease) from investment operations	0.34		(0.03)	0.10	0.05	0.00

Distributions (b)
From net investment income	(0.17)		(0.12)	(0.11)	(0.08)	(0.06)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.17)		(0.14)	(0.11)	(0.08)	(0.06)
Net asset value, end of year	$9.63		$9.46	$9.63	$9.64	$9.67

Total Return (d)
Based on net asset value	3.66%	(e)	(0.32)%(e)	1.07%	0.57%	0.14%

Ratios to Average Net Assets
Total expenses	1.61%	(f)	1.67%	1.56% (g)	1.57%	1.57%
Total expenses after fees waived and/or reimbursed	1.30%	(f)	1.39%	1.33%	1.52%	1.50%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.30%	(f)	1.31%	1.32%	1.50%	1.50%
Net investment income	1.69%	(f)	1.29%	0.69%	0.61%	0.57%

Supplemental Data
Net assets, end of year (000)	$463		$1,675	$2,197	$18,350	$21,631
Portfolio turnover rate (h)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

126	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Class K
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.46		$9.62	$9.64	$9.67	$9.73
Net investment income (a)	0.25		0.22	0.15	0.16	0.16
Net realized and unrealized gain (loss)	0.18		(0.15)	0.03	—	(0.04)
Net increase from investment operations	0.43		0.07	0.18	0.16	0.12

Distributions (b)
From net investment income	(0.26)		(0.21)	(0.20)	(0.19)	(0.18)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.26)		(0.23)	(0.20)	(0.19)	(0.18)
Net asset value, end of year	$9.63		$9.46	$9.62	$9.64	$9.67

Total Return (d)
Based on net asset value	4.65%	(e)	0.73% (e)	1.93%	1.69%	1.24%

Ratios to Average Net Assets
Total expenses	0.37%	(f)	0.46%	0.43%	0.44%	0.44%(g)
Total expenses after fees waived and/or reimbursed	0.35%	(f)	0.44%	0.37%	0.41%	0.40%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.35%	(f)	0.35%	0.36%	0.40%	0.40%
Net investment income	2.64%	(f)	2.27%	1.63%	1.71%	1.67%

Supplemental Data
Net assets, end of year (000)	$512,940		$258,340	$161,006	$930,769	$927,190
Portfolio turnover rate (h)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Low Duration Bond Portfolio
	Class R
	Year Ended September 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.47		$9.63	$9.64	$9.67	$9.74
Net investment income (a)	0.20		0.16	0.11	0.10	0.10
Net realized and unrealized gain (loss)	0.17		(0.14)	0.03	—	(0.05)
Net increase from investment operations	0.37		0.02	0.14	0.10	0.05

Distributions (b)
From net investment income	(0.21)		(0.16)	(0.15)	(0.13)	(0.12)
From return of capital	(0.00	)(c)	(0.02)	—	—	—
Total distributions	(0.21)		(0.18)	(0.15)	(0.13)	(0.12)
Net asset value, end of year	$9.63		$9.47	$9.63	$9.64	$9.67

Total Return (d)
Based on net asset value	3.97%	(e)	0.18% (e)	1.47%	1.04%	0.48%

Ratios to Average Net Assets
Total expenses	1.18%	(f)	1.24%	1.25%	1.24%	1.16%
Total expenses after fees waived and/or reimbursed	0.90%	(f)	0.99%	0.93%	1.06%	1.05%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90%	(f)	0.91%	0.92%	1.04%	1.05%
Net investment income	2.10%	(f)	1.69%	1.18%	1.07%	1.02%

Supplemental Data
Net assets, end of year (000)	$3,949		$4,493	$4,794	$5,181	$4,247
Portfolio turnover rate (g)	182%		218%	292%	316%	289%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(g)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2019		2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	144%		169%	208%	246%	231%

See notes to financial statements.

128	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares. Investor C, Investor C1, Investor C2 and Investor C3 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Class R Shares are sold without a sales charge and available only to certain employer-sponsored retirement plans. Service, Investor A, Investor A1, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C, C1, C2 and C3 Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C, C1, C2 and C3 shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No		No		None
Investor A Shares.	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes		To Investor A Shares after approximately 10 years
Investor C1, Investor C2 and Investor C3 Shares	No		No	(d)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of High Yield Bond which holds shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiary may be taxable to such subsidiary in Luxembourg. A tax provision, if any, is included in expenses in the Consolidated Statement of Operations for High Yield Bond. An income tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for High Yield Bond. The net assets of the Taxable Subsidiary as of period end were $2,754,830, which is 0.02% of High Yield Bond’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to High Yield Bond, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

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Notes to Financial Statements  (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-Kind Redemptions: High Yield Bond transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended September 30, 2019, High Yield Bond had in-kind redemptions of $128,056,817. For tax purposes, no gains or losses were recognized.

Net gains and losses resulting from such in-kind redemptions, which are included in the Consolidated Statement of Operations were as follows:

Investments — unaffiliated	$(6,631,801)
Options written	10,456
$(6,621,345)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board effective January 1, 2019, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

High Yield Bond values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based

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upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the High Yield Bond were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the

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Notes to Financial Statements  (continued)

effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior

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Notes to Financial Statements  (continued)

debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements  (continued)

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended September 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Average Borrowings	$100,681,254	$21,787,424	$4,104
Daily Weighted Average Interest Rate	2.38%	0.62%	0.00%

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of High Yield Bond securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Goldman Sachs & Co.	$32	$(32)	$—
Jefferies & Co. LLC	4,586,885	(4,586,885)	—
Morgan Stanley & Co. LLC	984,406	(984,406)	—

	$5,571,323	$(5,571,323)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by High Yield Bond is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument

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Notes to Financial Statements  (continued)

subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

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Notes to Financial Statements  (continued)

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Core Bond
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.350%
$1 Billion — $2 Billion	0.340
$2 Billion — $3 Billion	0.330
Greater than $3 Billion	0.320

High Yield Bond
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.425
$3 Billion — $25 Billion	0.400
$25 Billion — $30 Billion	0.375
Greater than $30 Billion	0.350

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Notes to Financial Statements  (continued)

Low Duration Bond
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.310%
$1 Billion — $3 Billion	0.290
$3 Billion — $5 Billion	0.280
$5 Billion — $10 Billion	0.270
Greater than $10 Billion	0.260

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to Core Bond, the Manager entered into a sub-advisory agreement, effective August 27, 2019, with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of Core Bond for which BIL and BRS, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Core Bond to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor A1	0.10	—
Investor C	0.25	0.75
Investor C1	0.25	0.55
Investor C2	0.10	0.30
Investor C3	0.25	0.65
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Service	$102,781	$423,635	$80,160
Investor A	1,123,055	3,202,887	3,285,398
Investor A1	—	—	9,216
Investor C	530,236	2,811,458	1,645,792
Investor C1	—	18,663	—
Investor C2	—	—	584
Investor C3	—	—	6,561
Class R	13,687	620,956	19,057
	$1,769,759	$7,077,599	$5,046,768

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

For the year ended September 30, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$363,477	$1,941,826	$936,688
Service	8,222	33,888	6,412
Investor A	89,837	256,210	262,811
Investor A1	—	—	1,843
Investor C	10,604	56,225	32,913
Investor C1	—	466	—
Investor C2	—	—	30
Investor C3	—	—	145
Class K	148,396	821,954	75,645
Class R	547	24,836	762
	$621,083	$3,135,405	$1,317,249

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Core Bond	$370,520	$3,333	$5,732	$379,585
High Yield Bond	393,664	1,850	2,265	397,779
Low Duration Bond	195,303	525	117	195,945

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$3,249	$25,386	$9,790
Service	218	463	396
Investor A	7,357	39,023	7,382
Investor A1	—	—	285
Investor C	1,345	4,707	1,470
Investor C1	—	156	—
Investor C2	—	—	93
Investor C3	—	—	35
Class K	1,385	3,444	599
Class R	39	1,551	134
	$13,593	$74,730	$20,184

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$1,705,823	$10,835,453	$3,686,431
Service	74,074	226,192	44,890
Investor A	770,458	2,568,516	2,106,597
Investor A1	—	—	11,642
Investor C	87,752	420,701	244,427
Investor C1	—	4,978	—
Investor C2	—	—	647
Investor C3	—	—	2,471
Class K	2,862	177,476	19,632
Class R	5,473	285,865	12,020
	$2,646,442	$14,519,181	$6,128,757

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$32,578
High Yield Bond	92,721
Low Duration Bond	70,945

140	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended September 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Core Bond	$1,064	$789
High Yield Bond	36,868	15,820
Low Duration Bond	37,124	9,186

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived were as follows:

Core Bond	$23,083
High Yield Bond	278,598
Low Duration Bond	58,180

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

High Yield Bond	$359,509
Low Duration Bond	342,093

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amount reimbursed for Low Duration Bond was $235,491.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Service	Investor A	Investor A1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R
Core Bond	0.43%	0.68%	0.68%	N/A	1.43%	N/A	N/A	N/A	0.38%	0.93%
High Yield Bond	0.67	1.02	0.92	N/A	1.72	1.56%	N/A	N/A	0.58	1.28
Low Duration
Bond	0.40	0.65	0.65	0.50%	1.40	N/A	0.80%	1.30%	0.35	0.90

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended September 30, 2019, the amounts waived and/or reimbursed by the Manager were as follows:

Core Bond	$734,665
Low Duration Bond	1,131

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$363,477	$—	$936,590
Service	8,222	—	6,412
Investor A	89,837	158,159	262,810
Investor A1	—	—	1,843
Investor C	10,604	—	32,913
Investor C1	—	71	—
Investor C2	—	—	27
Investor C3	—	—	145
Class K	148,396	—	37,019
Class R	547	—	762
	$621,083	$158,230	$1,278,521

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

Transfer Agent Fees Waived and/or Reimbursed	Core Bond	High Yield Bond	Low Duration Bond
Institutional	$801,774	$—	$786,728
Service	53,641	—	25,083
Investor A	547,401	67,279	1,297,238
Investor A1	—	—	5,961
Investor C	61,526	—	143,447
Investor C1	—	424	—
Investor C2	—	—	558
Investor C3	—	—	2,011
Class K	2,862	—	9,614
Class R	4,108	—	9,663
	$1,471,312	$67,703	$2,280,303

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2019, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Class K
High Yield Bond	$6,708

As of September 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2020	2021
Core Bond
Fund Level	$1,018,164	$734,665
Institutional	894,920	1,165,251
Service	83,608	61,863
Investor A	655,762	637,238
Investor C	69,990	72,130
Class K	149,611	151,258
Class R	5,691	4,655
High Yield Bond
Investor A	364,355	225,438
Investor C1	—	495
Low Duration Bond
Fund Level	14,318	1,131
Institutional	780,528	1,723,318
Service	35,327	31,495
Investor A	1,578,009	1,560,048
Investor A1	9,457	7,804
Investor C	225,545	176,360
Investor C2	978	585
Investor C3	5,082	2,156
Class K	22,813	46,633
Class R	11,332	10,425

142	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2019:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	$1,395,106	$—	$1,360,340
Institutional	1,665,141	—	1,065,697
Service	57,664	—	48,650
Investor A	666,882	922,943	1,139,307
Investor A1	—	—	11,425
Investor C	100,310	—	375,156
Investor C2	—	—	4,355
Investor C3	—	—	22,086
Class K	141,557	—	100,254
Class R	6,421	—	14,220

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the High Yield Bond. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, High Yield Bond retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, High Yield Bond retained 71.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 75% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended September 30, 2019, High Yield Bond paid BIM $114,119 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements  (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Core Bond	$5,948,031	$2,165,431	$43,277
High Yield Bond	428,014,480	379,523,183	1,242,803
Low Duration Bond	373,109	—	—

During the year ended September 30, 2019, Low Duration Bond received a reimbursement of $7,407 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Purchases
Non-U.S. Government Securities	$22,665,327,298	$17,101,101,733	$10,034,141,185
U.S. Government Securities	855,497,636	—	3,412,528,874

	$23,520,824,934	$17,101,101,733	$13,446,670,059

Sales
Non-U.S. Government Securities	$22,108,575,144	$15,618,992,201	$8,521,620,237
U.S. Government Securities	904,362,079	—	3,098,121,237

	$23,012,937,223	$15,618,992,201	$11,619,741,474

For the year ended September 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond
Purchases	$6,823,902,964	$2,373,406,003
Sales	6,825,022,831	2,391,494,660

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2019, the following permanent differences attributable to non-deductible expenses, the expiration of capital loss carryforwards, and in-kind redemptions, were reclassified to the following accounts:

	Core Bond	High Yield Bond
Paid-in capital	$(4,533,965)	$(7,007,425)
Accumulated earnings	4,533,965	7,007,425

144	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Ordinary Income	Return of Capital	Total
Core Bond
09/30/19	$92,340,733	$—	$92,340,733
09/30/18	82,970,202	—	82,970,202
High Yield Bond
09/30/19	935,424,039	—	935,424,039
09/30/18	915,943,115	—	915,943,115
Low Duration Bond
09/30/19	170,514,300	3,196,913	173,711,213
09/30/18	114,684,017	11,055,085	125,739,102

As of September 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforward	Net Unrealized Gains (Losses)(a)	Total
Core Bond	$446,389	$(21,019,301)	$109,714,579	$89,141,667
High Yield Bond	36,349,023	(899,114,199)	258,882,005	(603,883,171)
Low Duration Bond	—	(75,779,519)	48,901,942	(26,877,577)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the deferral of compensation to trustees, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments and the accounting for swap agreements.

During the year ended September 30, 2019, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Core Bond
Amount utilized	$60,625,131

As of September 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Tax cost	$4,051,598,515	$16,996,168,648	$7,941,237,496

Gross unrealized appreciation	$122,785,074	$586,951,011	$84,602,441
Gross unrealized depreciation	(12,870,197)	(322,522,992)	(30,489,252)

Net unrealized appreciation	$109,914,877	$264,428,019	$54,113,189

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

146	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18
Core Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	58,954,554	$562,957,286	48,864,216	$461,412,091
Shares issued in reinvestment of distributions	5,225,917	49,860,865	4,670,910	43,949,305
Shares redeemed	(59,622,838)	(568,545,951)	(47,337,773)	(445,092,552)

Net increase	4,557,633	$44,272,200	6,197,353	$60,268,844

Service
Shares sold	747,668	$7,155,368	835,063	$7,863,521
Shares issued in reinvestment of distributions	118,602	1,128,634	139,083	1,309,412
Shares redeemed	(2,150,888)	(20,174,665)	(1,356,404)	(12,719,786)

Net decrease	(1,284,618)	$(11,890,663)	(382,258)	$(3,546,853)

Investor A
Shares sold	13,311,539	$126,824,365	10,063,854	$95,387,559
Shares issued in reinvestment of distributions	1,256,238	12,004,462	1,128,590	10,637,313
Shares redeemed	(11,149,529)	(105,604,612)	(13,725,459)	(129,864,709)

Net increase (decrease)	3,418,248	$33,224,215	(2,533,015)	$(23,839,837)

Investor C
Shares sold	1,179,700	$11,240,172	1,494,279	$13,985,191
Shares issued in reinvestment of distributions	103,735	984,358	103,614	972,869
Shares redeemed	(2,903,618)	(27,358,066)	(2,381,204)	(22,358,952)

Net decrease	(1,620,183)	$(15,133,536)	(783,311)	$(7,400,892)

Class K
Shares sold	16,217,659	$155,733,531	11,779,731	$110,535,607
Shares issued in reinvestment of distributions	2,295,745	21,971,817	2,000,052	18,876,186
Shares redeemed	(10,702,500)	(101,646,792)	(16,063,679)	(150,890,070)

Net increase (decrease)	7,810,904	$76,058,556	(2,283,896)	$(21,478,277)

Class R
Shares sold	48,863	$463,854	75,189	$707,644
Shares issued in reinvestment of distributions	7,247	69,144	7,262	68,532
Shares redeemed	(98,276)	(928,414)	(170,668)	(1,621,935)

Net decrease	(42,166)	$(395,416)	(88,217)	$(845,759)

Total Net Increase	12,839,818	$126,135,356	126,656	$3,157,226

High Yield Bond
Institutional
Shares sold	1,013,381,817	$7,603,463,797	586,349,409	$4,530,072,111
Shares issued in reinvestment of distributions	69,159,001	519,713,900	60,347,512	465,690,685
Shares redeemed	(951,987,667)	(7,118,339,335)	(624,073,337)	(4,827,053,831)

Net increase	130,553,151	$1,004,838,362	22,623,584	$168,708,965

Service
Shares sold	26,925,349	$202,663,801	14,655,447	$112,931,159
Shares issued in reinvestment of distributions	1,283,402	9,634,956	1,481,742	11,444,802
Shares redeemed	(31,038,176)	(233,953,036)	(22,694,030)	(174,612,474)

Net decrease	(2,829,425)	$(21,654,279)	(6,556,841)	$(50,236,513)

Investor A
Shares sold	89,269,598	$668,379,422	65,901,722	$509,696,743
Shares issued from conversion	—	—	58,722	457,442
Shares issued in reinvestment of distributions	8,705,424	65,323,251	9,119,150	70,395,875
Shares redeemed	(97,803,313)	(732,231,738)	(115,276,588)	(891,159,372)

Net increase (decrease)	171,709	$1,470,935	(40,196,994)	$(310,609,312)

Investor B
Shares sold	—	$—	1	$14
Shares issued in reinvestment of distributions	—	—	201	1,571
Shares converted(a)	—	—	(26,195)	(204,319)
Shares redeemed	—	—	(977)	(7,670)

Net decrease	—	$—	(26,970)	$(210,404)

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
	Shares	Amount	Shares	Amount
Investor B1
Shares sold	—	$—	2	$(156)
Shares issued in reinvestment of distributions	—	—	305	2,390
Shares converted(a)	—	—	(32,493)	(253,123)
Shares redeemed	—	—	(7,526)	(58,645)

Net decrease	—	$—	(39,712)	$(309,534)

Investor C
Shares sold	5,808,760	$43,856,756	5,685,024	$44,078,825
Shares issued in reinvestment of distributions	1,690,358	12,686,090	2,016,261	15,585,289
Shares redeemed	(16,231,675)	(121,962,508)	(17,963,106)	(139,096,212)

Net decrease	(8,732,557)	$(65,419,662)	(10,261,821)	$(79,432,098)

Investor C1
Shares sold	14,297	$106,914	13,954	$107,955
Shares issued in reinvestment of distributions	15,555	116,637	68,229	527,643
Shares redeemed	(1,080,338)	(8,132,021)	(428,848)	(3,319,224)

Net decrease	(1,050,486)	$(7,908,470)	(346,665)	$(2,683,626)

Class K
Shares sold	296,089,454	$2,234,441,701	185,109,008	$1,435,151,275
Shares issued in reinvestment of distributions	29,816,561	224,062,721	30,920,042	238,861,237
Shares redeemed	(283,213,492)	(2,120,629,398)	(337,131,550)	(2,613,300,234)

Net increase (decrease)	42,692,523	$337,875,024	(121,102,500)	$(939,287,722)

Class R
Shares sold	3,653,480	$27,476,499	4,081,198	$31,570,362
Shares issued in reinvestment of distributions	893,735	6,703,839	865,499	6,678,105
Shares redeemed	(4,938,196)	(36,987,751)	(5,111,967)	(39,495,365)

Net decrease	(390,981)	$(2,807,413)	(165,270)	$(1,246,898)

Total Net Increase (Decrease)	160,413,934	$1,246,394,497	(156,073,189)	$(1,215,307,142)

Low Duration Bond
Institutional
Shares sold	255,637,955	$2,438,891,645	226,980,442	$2,165,652,977
Shares issued in reinvestment of distributions	12,760,621	121,859,736	8,912,201	84,833,324
Shares redeemed	(162,007,772)	(1,541,598,872)	(106,092,654)	(1,010,911,223)

Net increase	106,390,804	$1,019,152,509	129,799,989	$1,239,575,078

Service
Shares sold	1,362,027	$12,939,297	736,550	$7,014,649
Shares issued in reinvestment of distributions	82,838	790,447	70,741	673,866
Shares redeemed	(1,300,321)	(12,422,888)	(1,655,138)	(15,771,867)

Net increase (decrease)	144,544	$1,306,856	(847,847)	$(8,083,352)

Investor A
Shares sold	40,678,905	$387,195,143	34,251,555	$327,011,931
Shares issued in reinvestment of distributions	3,279,253	31,288,962	2,778,801	26,461,888
Shares redeemed	(40,973,256)	(390,594,187)	(39,099,997)	(372,645,094)

Net increase (decrease)	2,984,902	$27,889,918	(2,069,641)	$(19,171,275)

Investor A1
Shares sold	13,578	$129,648	13,543	$128,840
Shares issued in reinvestment of distributions	18,921	180,655	17,269	164,600
Shares redeemed	(140,020)	(1,342,934)	(144,663)	(1,383,566)

Net decrease	(107,521)	$(1,032,631)	(113,851)	$(1,090,126)

Investor C
Shares sold	3,973,118	$37,653,643	1,103,649	$10,521,418
Shares issued in reinvestment of distributions	253,439	2,416,147	247,205	2,353,382
Shares redeemed	(6,590,562)	(62,681,598)	(8,409,998)	(80,184,616)

Net decrease	(2,364,005)	$(22,611,808)	(7,059,144)	$(67,309,816)

Investor C2
Shares sold	—	$—	17	$166
Shares issued in reinvestment of distributions	353	3,354	1,441	13,726
Shares redeemed	(59,579)	(563,951)	(29,331)	(279,223)

Net decrease	(59,226)	$(560,597)	(27,873)	$(265,331)

148	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 09/30/19		Year Ended 09/30/18
	Shares	Amount	Shares	Amount
Investor C3
Shares sold	18,194	$172,285	2,780	$26,536
Shares issued in reinvestment of distributions	1,370	13,039	2,835	26,991
Shares redeemed	(148,549)	(1,404,724)	(56,862)	(542,348)

Net decrease	(128,985)	$(1,219,400)	(51,247)	$(488,821)

Class K
Shares sold	43,738,804	$417,163,489	18,291,643	$173,880,864
Shares issued in reinvestment of distributions	1,074,665	10,261,330	518,270	4,927,624
Shares redeemed	(18,840,509)	(179,698,612)	(8,238,963)	(78,334,082)

Net increase	25,972,960	$247,726,207	10,570,950	$100,474,406

Class R
Shares sold	233,380	$2,232,441	133,977	$1,277,899
Shares issued in reinvestment of distributions	8,783	83,723	9,157	87,174
Shares redeemed	(306,773)	(2,923,327)	(166,426)	(1,584,439)

Net decrease	(64,610)	$(607,163)	(23,292)	$(219,366)

Total Net Increase	132,768,863	$1,270,043,891	130,178,044	$1,243,421,397

(a)	Effective December 27, 2017, Investor B and Investor B1 Shares were converted into Investor A Shares.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Fund Name	Share Class	Net Investment Income	Return of Capital
Core Bond	Institutional	$(49,176,129)	$—
	Service	(1,313,225)	—
	Investor A	(11,068,762)	—
	Investor C	(1,076,563)	—
	Class K	(20,266,346)	—
	Class R	(69,177)	—
High Yield Bond	Institutional	(531,199,992)	—
	Service	(11,541,240)	—
	Investor A	(78,539,545)	—
	Investor B	(2,353)	—
	Investor B1	(3,549)	—
	Investor C	(17,220,416)	—
	Investor C1	(533,144)	—
	Class K	(270,216,627)	—
	Class R	(6,686,249)	—
Low Duration Bond	Institutional	(81,907,734)	(7,528,485)
	Service	(610,577)	(64,339)
	Investor A	(24,927,180)	(2,610,782)
	Investor A1	(203,510)	(19,768)
	Investor C	(2,339,410)	(406,288)
	Investor C2	(12,375)	(1,416)
	Investor C3	(23,728)	(3,788)
	Class K	(4,580,840)	(410,717)
	Class R	(78,663)	(9,502)

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of September 30, 2018 was as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Core Bond	$(898,632)
High Yield Bond	2,960,907
Low Duration Bond	(9,017,365)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

150	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Core Bond Portfolio, BlackRock High Yield Bond Portfolio and BlackRock Low Duration Bond Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio of BlackRock Funds V, including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock High Yield Bond Portfolio of BlackRock Funds V (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”), including the consolidated schedule of investments, as of September 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	151

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	Core Bond	High Yield Bond	Low Duration Bond
Qualified Dividend Income for Individuals(a)	October 2018	—%	3.60%	—%
	November 2018 — December 2018	—	3.50	—
	January 2019 — September 2019	—	2.03	—
Dividends Qualifying for the Dividends Received Deductions for Corporations(a)	October 2018 — September 2019	—	1.13	—
Federal Obligation Interest(b)	October 2018 — September 2019	17.00	0.00	8.53
Interest-Related Dividends for Non-U.S. Residents(c)	October 2018 — December 2018	97.25	69.04	100.00
	January 2019 — September 2019	78.60	76.13	67.78

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

152	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Bond Portfolio”) and BlackRock Low Duration Bond Portfolio (the “Low Duration Bond Portfolio” and together with the Core Bond Portfolio and the High Yield Bond Portfolio, the “Funds” and each, a “Fund”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	153

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Core Bond Portfolio ranked in the third, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Core Bond Portfolio’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Bond Portfolio ranked in the third, second and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the High Yield Bond Portfolio’s underperformance during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, the Low Duration Bond Portfolio ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

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Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Core Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Core Bond Portfolio’s Expense Peers. The Board also noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Core Bond Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Core Bond Portfolio were to decrease, the Core Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Core Bond Portfolio’s total expenses as a percentage of the Core Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the High Yield Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the High Yield Bond Portfolio’s Expense Peers. The Board also noted that the High Yield Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Bond Portfolio increases above certain contractually specified levels. The Board noted that if the size of the High Yield Bond Portfolio were to decrease, the High Yield Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Bond Portfolio’s total expenses as a percentage of the High Yield Bond Portfolio’s average daily net assets on a class-by-class basis.

The Board noted that the Low Duration Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Low Duration Bond Portfolio’s Expense Peers. The Board also noted that the Low Duration Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Low Duration Bond Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Low Duration Bond Portfolio were to decrease, the Low Duration Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Low Duration Bond Portfolio’s total expenses as a percentage of the Low Duration Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	155

Disclosure of Investment Advisory Agreement  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”), on behalf of its series BlackRock Core Bond Portfolio (the “Fund”), met in person on July 29, 2019 (the “July Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited with respect to the Fund. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust.

On the date of the July Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the July Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended September 30, 2019. The factors considered by the Board at the July Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the July Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreements between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty Member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Core Bond.

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Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http:// www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

162	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

COP	Colombian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SEK	Swedish Krona

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FDR	Fiduciary Depositary Receipt

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

PIK	Payment-In-Kind

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

TBA	To-be-announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	163

Want to know more?

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-9/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Portfolio	$53,550	$53,550	$38	$0	$20,600	$20,600	$0	$0
BlackRock Credit Strategies Income Fund	$52,428	$52,428	$213	$0	$16,000	$16,000	$0	$0
BlackRock GNMA Portfolio	$38,964	$38,964	$38	$0	$16,000	$16,000	$0	$0
BlackRock High Yield Bond Portfolio	$75,582	$78,030	$38	$0	$29,352	$34,100	$0	$0
BlackRock Low Duration Bond Portfolio	$44,268	$44,268	$38	$0	$20,600	$20,600	$0	$0
BlackRock U.S. Government Bond Portfolio	$38,352	$39,576	$38	$0	$16,000	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Core Bond Portfolio	$20,638	$20,600
BlackRock Credit Strategies Income Fund	$16,213	$16,000
BlackRock GNMA Portfolio	$16,038	$16,000
BlackRock High Yield Bond Portfolio	$29,390	$34,100
BlackRock Low Duration Bond Portfolio	$20,638	$20,600
BlackRock U.S. Government Bond Portfolio	$16,038	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: December 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: December 3, 2019